UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1.	Report to Shareholders.

OCTOBER201531

ANNUAL

R E P O R T

TCW EQUITY FUNDS

TCW Concentrated Value Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW SMID Cap Growth Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito
President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2015 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2015. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2015, the TCW Funds held total net assets of approximately $18 billion.

This report contains information and portfolio management discussions of our TCW Equity Funds and our TCW Allocation Fund.

The U.S. Stock Market

Although U.S. stocks rose 5.2% (S&P 500 Index) over the course of the year, the equity market experienced a significant spike in volatility, with stocks marking their first “correction” in nearly four years given their 12.4% decline from late May to late August. The macroeconomic uncertainty resulting from China’s continued economic slowdown and surprise currency devaluation, coupled with dramatic declines in emerging markets currencies and stocks, stoked global growth concerns and tempered U.S. corporate earnings growth expectations. Indeed, there was noteworthy divergence between the returns of growth and value stocks, with the former outpacing the latter by over 9% (Russell 1000 Growth Index vs. Russell 1000 Value Index) during the year given the greater exposure of value names to cyclically sensitive industries such as energy, materials, and industrials. At the same time, the U.S. Fed’s mixed signals about the timing and trajectory of potential interest rate hikes served to undermine investors’ confidence in the U.S. economy’s growth prospects and the resilience of corporate earnings. Despite these significant headwinds, the positive performance of U.S. stocks during the year underscores the strong fundamentals of many U.S. companies.

Looking Ahead

To the extent an eventual hike in interest rates by the Fed is accompanied by well-anchored inflation expectations and a reasonable U.S. economic growth backdrop, we remain constructive on the earnings growth prospects for U.S. stocks. Consensus figures (Bloomberg) presently point to an expectation of high single-digit earnings growth in calendar year 2016, with stocks trading at around 16 times earnings, which appears to be a fair valuation. While we do not dismiss the potential for renewed stock market volatility as investors grapple with the implications of higher interest rates, we believe that U.S. company fundamentals generally remain strong, and our equity funds continue to identify attractive investment opportunities.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2016.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2015, the TCW Concentrated Value Fund (“the Fund) rose 0.79% and 0.80% for its I Class and N Class, respectively. The performance of the Fund’s classes varies because of its differing expenses. During the same period, the Russell 1000 Value index rose 0.53%.

As was the case last year, the Fund generated all of its excess performance from stock selection and was partially offset by negative contribution to sector allocation. The materials sector within the portfolio was the best performing sector over the past year. All three stocks in this sector outperformed the benchmark as Sealed Air was up 36.8%; Ecolab was up 9.5%; and Air Products was up 5.5%. Sealed Air was the best performing stock in the Fund over the past year as cost reductions and margin expansion boosted earnings far more than expectations during each of the their quarterly reports. The next best performing sector within the Fund was the industrials sector. Four stocks within the sector were standout performers over the past year. Roper Technologies was up 18.1%; Transdigm was up 17.5%; American Airlines was up 12.8% and Honeywell was up 9.5%. American Airlines outperformed the benchmark because low oil prices contributed greatly to its cost structure plus the stock from a valuation perspective was and is still very attractive. For the other three stocks mentioned above, great execution led to stellar earnings results throughout the year. Although the energy sector was the worst performing sector over the past year, the Fund actually benefited from a relative performance perspective as every stock in this sector held by the Fund outperformed that sector in the benchmark. For the second year in a row, consumer discretion was the worst performing sector in the Fund. Our investments in Wynn Resorts and PVH Corp. were the main reasons. In the case of Wynn Resorts, the stock was down 27.2% as the gaming industry mainly in Macau showed much lower comps and traffic than anybody would have imagined. In the case of PVH Corp, the drag on its European operations due to foreign exchange hurt overall results for the year. Their quarterly reports from an actual and guidance perspective suggested the stock should have performed much better than it did so we continue to hold and think the valuation is compelling. Healthcare, which was the best performing sector last year, was the second worst this year. Much of the negative attribution came late during the year due to the controversy over drug pricing that arose in early September.

The main theme that stayed with the markets throughout 2015 was when and whether the Federal Reserve would raise interest rates for the first time since June 2006. The Fed liftoff, as it has been commonly referred to, was expected to happen no later than June 2015 according to the pundits, but various factors prohibited the Fed from moving. The markets were then convinced that September 2015 was going to be the date but China slowed more dramatically than expected and the Fed decided to wait again. As of this writing the first rate hike has still not happened although many feel now it will happen in December 2015. There is a lot of data that will come out between now and then but last Friday’s jobs report of 271,000 only puts more pressure for the Fed to act in December. Only time will tell for sure but there has been a definite overhang on the market as result of the Federal Reserve inaction to date.

2

TCW Concentrated Value Fund

Management Discussions (Continued)

The portfolio owns high quality stocks and we believe it is prudent to be patient. The objective is to create a portfolio that has a good risk/reward profile and to remain balanced that is poised to do well in both up markets as well as down markets. We remain confident that investing in attractively valued companies with strong management teams that are expected to increase their return on invested capital and free cash flow generation will yield favorable long term results.

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N(2)	Inception Class I
TCW Concentrated Value Fund
Class I (Inception: 11/1/2004)	0.79%	17.55%	12.62%	5.19%	—	5.79%
Class N (Inception: 7/20/1998)	0.80%	17.54%	12.43%	5.00%	5.62%	—
Russell 1000 Value	0.53%	14.52%	13.26%	6.75%	6.05%	7.21%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

3

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2015, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 3.88% for the I Class and 3.31% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index returned 3.48% over the same period.

The Fund posted positive returns over the past year with a majority of the returns coming from U.S. equities. The strongest returns came from TCW Select Equities Fund, ProShares Ultra Short Euro and ProShares Ultra Short MSCI Emerging Markets Equities ETF’s. These investments were up over 10% over the past year outpacing the return of 5.2% for the S&P 500. At the asset allocation level, the decision to over overweight U.S. equities, especially Large Cap Growth relative to the blended index was a key contributor to relative performance.

As of October, the allocation for the Fund was 44% in equities, 53% in fixed income and 2% in ETF’s, giving the Fund a 4% overweight in equities and 7% underweight in fixed income relative to its blended index. Over the past 12 months, the Fund has gradually reduced the allocations to U.S. equities especially the allocations to mid-cap funds as we feel that some profit taking is best. For the fixed income allocations we remain concentrated within high grade debt favoring MBS. The Fund has had no allocation to either High Yield or Emerging Market Debt over the past year. Within fixed income allocation, the Fund has steadily decreased the duration of our fixed income holdings in anticipation of higher interest rates.

Over the past year, U.S. equity markets continue to climb reaching all-time highs. The key drivers for these higher returns have been stronger than expected economic data along with strong corporate earnings growth. In additional central banks globally maintain an accommodative monetary policies which it keeping global interest rates low. With the employment landscape improving, the housing sector continuing to show strength, consumer confidence rebounding, low interest rates globally, and expanding GDP growth; we feel confident the recovery will continue to expand and lead to a favorable backdrop for the equity markets.

4

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception Class N	Inception Class I
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	3.88%	6.63%	6.36%	—	5.52%
Class N (Inception: 11/16/2006)	3.31%	6.09%	5.99%	5.31%	—
40% S&P 500 and 60% Barclays Capital Aggregate Bond	3.48%	7.40%	7.62%	5.85%	5.85%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

5

TCW Global Real Estate Fund

Management Discussions

For the period from December 1, 2014 (commencement of operations) through October 31, 2015, the TCW Global Real Estate Fund (the “Fund”) generated negative returns of 0.62% and 0.72% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a positive return of 1.96% over the same period.

The year for global real estate equities was volatile. Although the benchmark ended up for the period, many sectors within the REIT market were hit hard (i.e., those with longer lease durations and thus greater interest rate sensitivity – such as healthcare). August was particularly tumultuous, as the specter for a rate hike loomed large over the space. While the US economy seems to be humming along, it appears that international growth is slowing. A backdrop of decelerating economic growth is actually far more damaging to real estate fundamentals than the prospect of rising interest rates, and we believe that this has been the main overhang on the space, especially late in the period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was primarily a result of negative stock selection, offset by a slight positive contribution from sector allocation. At the end of the period, the Fund’s largest sector weighting was in the Retail REIT sector, followed by an overweight in the Mortgage REIT sector. Specifically, the Fund’s overweight in Mortgage REITs hurt performance due to the higher than average interest rate sensitivity of the sector (down 33.70%). The Fund was underweight Residential REITs, which hurt performance due to the strong returns of that group (up 9.08%). From a stock selection perspective, notable detractors included WP Glimcher, Global Logistic Properties, and Nippon Prologis REIT. These three stocks accounted for the entirety of the Fund’s underperformance relative to the S&P Global REIT benchmark. Conversely, positive contributors to the Fund’s performance included Deutsche Wohnen AG, Macerich Company, and Lennar Corporation.

Overall for this period, we were encouraged by the quick recovery in September and October in the REIT markets and believe that the fears of a rapid and significant rate hike by the Fed are overblown. The fundamentals of the real estate market remain favorable and companies are still enjoying robust growth in funds from operations. As a result of high yields and stable cash flows, Global REITs still offer a good risk adjusted returns in an increasingly uncertain world. Our philosophy has been to invest in high quality businesses run by capable management teams that can generate strong returns over the long-run. While we are disappointed by our underperformance this period, we are confident that our approach is well-supported from a historical standpoint and remain committed to our process. Markets can be disruptive over a short term; we remain ready to take advantage of opportunities as they arise. We thank you for your continued support and trust.

6

TCW Global Real Estate Fund

Management Discussions (Continued)

	Cumulative Return(1)
	Inception Class N	Inception Class I
TCW Global Real Estate Fund
Class I (Inception: 12/1/2014)	—	(0.62)%
Class N (Inception: 12/1/2014)	(0.72)%	—
S&P Global REIT	1.96%	1.96%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2015, the TCW Growth Equities Fund (the “Fund”) posted negative returns of 5.26% and 5.13% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Growth Index, returned 4.94% over the same period.

After a solid start in the beginning of 2015, our strategies struggled in the second half of the year as the global equity markets faced significant volatility. In particular, the investment environment in recent months has been overshadowed by a dismal macroeconomic picture in China and emerging markets, as well as anxiety around the FOMC’s (Federal Open Market Committee) monetary policy in the U.S. Although the Fed held interest rates unchanged in September, citing concerns about the global economy, the anticipated shift in the Fed’s stance from quantitative easing to tightening is causing a strain on global currency and credit markets. While the U.S. economy continues on the path of recovery and growth, it is not immune to a potential global slowdown. A stronger U.S. dollar, weakening overseas economies and declining exports are hitting U.S. companies, in particular those focused on energy and manufacturing.

On an attribution basis, the Fund’s underperformance during the period was primarily a result of negative stock selection in the information technology, consumer discretionary and industrials sectors. Stock selection was positive in the energy and financials sectors. At the end of the period, the Fund’s largest sector weighting was information technology, followed by healthcare. The Fund is overweight versus the Russell Midcap Growth Index in both sectors. Notable detractors included Twitter, Stratasys and FireEye in information technology, Wynn Resorts and Kate Spade & Co. in consumer discretionary, Kansas City Southern industrials, Blue Buffalo Pet Products and United Natural Foods in consumer staples and Illumina in healthcare. On the other hand, contributors of note were names such as MarketAxess Holdings in financials, Under Armour in consumer discretionary, Monster Beverage, Constellation Brands and WhiteWave Foods in consumer staples, athenahealth and BioMarin Pharmaceutical in healthcare, ServiceNow in information technology and Middleby Corporation in industrials.

Over the year, we have continued to consolidate the portfolio by buying more of our higher-conviction holdings. As a result, the Fund holds 46 names compared to 52 names at this time in 2014. With respect to our portfolio strategy, we are optimistic about the portfolio’s positioning and growth prospects. We believe small- and mid-cap stocks should fare relatively better due to their low international exposure. Over the long run, we believe high quality growth names will outperform in an economic recovery.

8

TCW Growth Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I
TCW Growth Equities Fund
Class I (Inception: 3/1/2004)	(5.26)%	11.85%	7.71%	6.76%	—	7.01%
Class N (Inception: 3/1/2004)	(5.13)%	11.88%	7.72%	6.73%	6.98%	—
Russell Midcap Growth	4.94%	17.22%	14.10%	9.08%	9.08%	9.08%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW High Dividend Equities Fund

Management Discussions

For the period from December 1, 2014 (commencement of operations) through October 31, 2015, the TCW High Dividend Equities Fund (the “Fund”) generated negative returns of 7.66% and 7.76% on its I Class and N Class shares respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 3000 Value Index, decreased by 1.58% over the same period.

For most of the year, the market’s performance was relatively benign due to low unemployment, moderate earnings growth and mild inflation. There were pockets of weakness, most notably in the energy sector, but volatility was generally low and valuation levels elevated. During the second quarter, headlines began to change as international growth slowed and oil began to decline at an even more precipitous pace. By the middle of the third quarter, markets had entered a temporary panic phase, with the VIX index spiking to over 40 in late August. This period of panic was short lived and was promptly followed by a massive rally in most markets in October, all aggregating into a relatively flat return for the year. Against this backdrop, investors within the high-yielding dividend sectors where we invest were whipsawed, as concerns over a Fed rate hike became more pronounced.

On an attribution basis, the Fund’s underperformance relative to its benchmark index during the period was primarily a result of negative stock selection offset by a slight positive contribution from sector allocation. At the end of the period, the Fund’s largest sector weighting was in the Financials sector, followed by Information Technology. The Fund was underweight Energy and Materials, which helped, but only marginally. Unfortunately, the holdings that we did have in the Energy and Financial sectors were higher yielding entities, which resulted in considerably greater declines than the respective sectors indices, given the focus by investors on interest rates. The Alerian MLP Index and the S&P BDC Index for example, were down 24.93% and 7.36% respectively for the period from December 1, 2014 to October 30, 2015. From a stock selection perspective, notable detractors included WP Glimcher, Copa Holdings and Wal-Mart Stores. These three stocks contributed to nearly half of the Fund’s decline as investors sought to reduce their weights in out of favor B-quality REITs, emerging market exposed companies and low-end retailers. Conversely, positive contributors to the Fund’s performance included Williams Companies, Altria Group, and Ares Capital. Despite a negative return over the period for Williams, we were able to capture gains as we sold on the announcement of an acquisition.

In conclusion, it was a rough start for the Fund as high dividend stocks fell out of favor and our stock selection and timing was poor. Our philosophy has been to invest in boring and out of favor yet high quality businesses run by capable management teams that we believe are temporarily undervalued. We believe that our approach and investment discipline have solid underpinnings and intend to remain true to our style. In the short term, markets can be very disruptive and it seems that our style is currently out of favor. Still, we continue to be ready to take advantage of opportunities as they arise; we will remain focused in our search for value. We thank you for your continued support and trust.

10

TCW High Dividend Equities Fund

Management Discussions (Continued)

	Cumulative Return(1)
	Inception Class N	Inception Class I
TCW High Dividend Equities Fund
Class I (Inception: 12/1/2014)	—	(7.66)%
Class N (Inception: 12/1/2014)	(7.76)%	—
Russell 3000 Value Index	(1.58)%	(1.58)%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2015, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) gained 0.40% and 0.10% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.53% over the same period.

Market Outlook

While Dr. Janet Yellen acknowledged that an argument could have been made for a rate hike in September, she explained that the current low inflation environment allowed the Fed to wait and determine the potential ripple effects of global uncertainties. At its most recent October meeting, the Fed, as expected, left rates alone. However, December was named as a possible lift-off date with the odds increasing to 80% further bolstered by October’s employment report showing 271,000 job gains, the unemployment rate dropping to 5.0%, and the underemployment rate dropping to 9.8%. The mitigating factor is that the labor force participation rate remains low albeit not accounting for Medicare eligible workers who may be opting out of the system. In addition, Fed members noted top line inflation continues to be suppressed by declines in energy prices and non-energy import prices vis a vis the strong dollar; these detracting factors should not be considered persistent.

Aided by strong hiring and relatively low mortgage rates, the housing market has rejuvenated and continues to be supportive of economic growth. For the seventh consecutive month ending September 30, existing home sales have sold at a 5+ million seasonally adjusted annual rate (SAAR) unit basis putting home buying on pace for its best year in nearly ten years. Housing starts, likewise, have been solidly running at a 1+ million SAAR pace for seven consecutive months ending October 31, and the National Association of Home Builders/Wells Fargo index showed builder sentiment increased to the highest level since the housing boom of a decade ago. Auto sales continue to be strong accelerating to an 18+ million units SAAR (as of October 31), the best pace since July 2005. This strength may be in part due to resumed job growth along with much lower gas prices. The national average price for gas is hovering at $2.20/gallon, according to AAA, down from a high of $3.70 in April 2014. This savings, combined with heating oil down by more than $1.00 over the past year, should have a positive impact on almost all consumer spending in the coming months.

Third quarter earnings are estimated to be in negative territory though subsequent quarters are forecasted to show a gradual recovery into 2016. Year-over-year earnings comparisons for energy companies, which currently show declines of 50-80%, will become more favorable as we move through the fourth quarter of 2015 and into the first quarter of 2016 and should stop weighing on total corporate profit margins. In fact, the declines in commodity prices should have an outsized positive effect on the majority of corporate and consumer users. The second stage of the corporate earnings cycle will rest on the ability of companies to sustain profit margins until employment and wage growth rise to the point where increased demand (higher sales) offsets ensuing wage margin pressure. In the meantime, lower energy costs will be a positive stimulus.

Fund Review

Over the course of the one-year period ending October 31, the Fund benefited from its relative sector weights in Energy and Utilities while those in Information Technology, Health Care, and Financials detracted from performance. The strategy’s top ten conviction-weighted holdings outperformed the portfolio benchmark over the period returning +7.6%, on average, led by Cisco Systems, Pfizer, General Electric, and Microsoft. The Fund’s Telecommunication Services stocks outperformed led by Deutsche Telekom while its Materials stocks also performed admirably led by Avery Dennison and Packaging Corp of America. Other positive performers include Maxim Integrated Products, Home Depot, Mondelez, and

12

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

Travelers. Mondelez was completely sold as it appreciated to the point of meeting none of the valuation criteria. On the downside, Seagate Technology in Information Technology was the worst relative performer during the one-year period. As a group, the portfolio’s Consumer Discretionary names were the worst relative performers due in large part to Gap along with a recent new position in Coach, and Time. Navient, State Street, and Ameriprise Financial were the largest laggards among the Financials while the portfolio’s Energy stocks, the hardest hit market-wide over the course of the one-year period, detracted; the portfolio’s holdings as a whole underperformed with ENSCO, Nabors Industries and Chevron being the largest decliners. Other notable detractors include Avon and Tyco Int’l. Navient, ENSCO, and Avon were each completely sold during the period.

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 11/1/2004)	0.40%	13.96%	13.55%	6.72%	—	6.99%
Class N (Inception: 9/19/1986)	0.10%	13.65%	13.22%	6.40%	9.21%	—
Russell 1000 Value	0.53%	14.52%	13.26%	6.75%	10.23%	7.21%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

13

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2015, the TCW Relative Value Large Cap Fund (the “Fund”) gained 0.50% and 0.20% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 0.53% over the same period.

Market Outlook

While Dr. Janet Yellen acknowledged that an argument could have been made for a rate hike in September, she explained that the current low inflation environment allowed the Fed to wait and determine the potential ripple effects of global uncertainties. At its most recent October meeting, the Fed, as expected, left rates alone. However, December was named as a possible lift-off date with the odds increasing to 80% further bolstered by October’s employment report showing 271,000 job gains, the unemployment rate dropping to 5.0%, and the underemployment rate dropping to 9.8%. The mitigating factor is that the labor force participation rate remains low albeit not accounting for Medicare eligible workers who may be opting out of the system. In addition, Fed members noted top line inflation continues to be suppressed by declines in energy prices and non-energy import prices vis a vis the strong dollar; these detracting factors should not be considered persistent.

Aided by strong hiring and relatively low mortgage rates, the housing market has rejuvenated and continues to be supportive of economic growth. For the seventh consecutive month ending September 30, existing home sales have sold at a 5+ million seasonally adjusted annual rate (SAAR) unit basis putting home buying on pace for its best year in nearly ten years. Housing starts, likewise, have been solidly running at a 1+ million SAAR pace for seven consecutive months ending October 31, and the National Association of Home Builders/Wells Fargo index showed builder sentiment increased to the highest level since the housing boom of a decade ago. Auto sales continue to be strong accelerating to an 18+ million units SAAR (as of October 31), the best pace since July 2005. This strength may be in part due to resumed job growth along with much lower gas prices. The national average price for gas is hovering at $2.20/gallon, according to AAA, down from a high of $3.70 in April 2014. This savings, combined with heating oil down by more than $1.00 over the past year, should have a positive impact on almost all consumer spending in the coming months.

Third quarter earnings are estimated to be in negative territory though subsequent quarters are forecasted to show a gradual recovery into 2016. Year-over-year earnings comparisons for energy companies, which currently show declines of 50-80%, will become more favorable as we move through the fourth quarter of 2015 and into the first quarter of 2016 and should stop weighing on total corporate profit margins. In fact, the declines in commodity prices should have an outsized positive effect on the majority of corporate and consumer users. The second stage of the corporate earnings cycle will rest on the ability of companies to sustain profit margins until employment and wage growth rise to the point where increased demand (higher sales) offsets ensuing wage margin pressure. In the meantime, lower energy costs will be a positive stimulus.

Fund Review

Over the course of the one-year period ending October 31, the Fund benefited from its relative sector weights in Energy and Consumer Discretionary while those in Financials and Materials detracted from performance. The strategy’s top ten conviction-weighted holdings outperformed the portfolio benchmark over the period returning +12.5%, on average, led by Sealed Air, Cisco Systems, and General Electric. The Fund’s Health Care stocks outperformed led by Mylan, Cigna, and Catamaran while its Consumer Staples stocks performed admirably led by Mondelez, Sysco, and PepsiCo. Other positive performers include Home Depot, Comcast, J.C. Penney, and Travelers. Both Mylan and Mondelez were completely sold as they

14

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

appreciated to the point of meeting none of the valuation criteria while Catamaran was acquired by UnitedHealth Group. On the downside, the portfolio’s Consumer Discretionary names underperformed due in large part to Gap and Dana Holding. Energy stocks were the hardest hit market-wide over the course of the one-year period; the portfolio’s holdings as a whole underperformed the group with Chesapeake Energy, Nabors Industries, and ENSCO being the largest detractors. ENSCO was completely sold during the period. Western Digital was largely responsible for the loss suffered among the portfolio’s Information Technology names while Terex and Tyco lagged in Industrials. Other notable detractors include Allegheny Technologies and Navient with the latter being completely sold in September.

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I
TCW Relative Value Large Cap Fund
Class I (Inception: 1/2/2004)	0.50%	15.05%	13.27%	6.37%	—	7.38%
Class N (Inception: 1/2/1998)	0.20%	14.74%	12.98%	6.15%	6.13%	—
Russell 1000 Value	0.53%	14.52%	13.26%	6.75%	6.70%	7.32%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

15

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2015, the TCW Relative Value Mid Cap Fund (the “Fund”) posted negative returns of 4.58% and 4.78% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, gained 0.47% over the same period.

Market Outlook

While Dr. Janet Yellen acknowledged that an argument could have been made for a rate hike in September, she explained that the current low inflation environment allowed the Fed to wait and determine the potential ripple effects of global uncertainties. At its most recent October meeting, the Fed, as expected, left rates alone. However, December was named as a possible lift-off date with the odds increasing to 80% further bolstered by October’s employment report showing 271,000 job gains, the unemployment rate dropping to 5.0%, and the underemployment rate dropping to 9.8%. The mitigating factor is that the labor force participation rate remains low albeit not accounting for Medicare eligible workers who may be opting out of the system. In addition, Fed members noted top line inflation continues to be suppressed by declines in energy prices and non-energy import prices vis a vis the strong dollar; these detracting factors should not be considered persistent.

Aided by strong hiring and relatively low mortgage rates, the housing market has rejuvenated and continues to be supportive of economic growth. For the seventh consecutive month ending September 30, existing home sales have sold at a 5+ million seasonally adjusted annual rate (SAAR) unit basis putting home buying on pace for its best year in nearly ten years. Housing starts, likewise, have been solidly running at a 1+ million SAAR pace for seven consecutive months ending October 31, and the National Association of Home Builders/Wells Fargo index showed builder sentiment increased to the highest level since the housing boom of a decade ago. Auto sales continue to be strong accelerating to an 18+ million units SAAR (as of October 31), the best pace since July 2005. This strength may be in part due to resumed job growth along with much lower gas prices. The national average price for gas is hovering at $2.20/gallon, according to AAA, down from a high of $3.70 in April 2014. This savings, combined with heating oil down by more than $1.00 over the past year, should have a positive impact on almost all consumer spending in the coming months.

Third quarter earnings are estimated to be in negative territory though subsequent quarters are forecasted to show a gradual recovery into 2016. Year-over-year earnings comparisons for energy companies, which currently show declines of 50-80%, will become more favorable as we move through the fourth quarter of 2015 and into the first quarter of 2016 and should stop weighing on total corporate profit margins. In fact, the declines in commodity prices should have an outsized positive effect on the majority of corporate and consumer users. The second stage of the corporate earnings cycle will rest on the ability of companies to sustain profit margins until employment and wage growth rise to the point where increased demand (higher sales) offsets ensuing wage margin pressure. In the meantime, lower energy costs will be a positive stimulus.

Fund Review

Over the course of the one-year period ending October 31, the Fund benefited from its relative sector weights in Utilities, Information Technology, and Energy while those in Health Care, Consumer Staples, and Materials detracted from performance. The strategy’s top ten conviction-weighted holdings outperformed the portfolio benchmark over the period returning +12.2%, on average, led by Maxim Integrated Products, Sealed Air, Cigna, and Synovus Financial. The Fund’s Health Care stocks were the best relative performers led by Cigna, Mylan, and Alere. Maxim Integrated Products along with Freescale Semiconductor and Broadcom performed admirably in the Information Technology space while other notable positive performers include First Niagara Financial, Arch Capital, and J.C. Penney. Mylan was completely sold as it appreciated to the point of meeting none of the valuation criteria while Broadcom agreed to be acquired by Avago Technologies. On the downside, the portfolio’s Industrials names were the worst relative performers due in large part to Joy Global, SPX, Terex, and Kennametal. All four positions were negatively affected by macro environmental issues; Joy Global was completely sold. RCS Capital,

16

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

Navient, and Invesco were the largest detractors among the Financials though the aforementioned First Niagara Financial and Arch Capital helped offset much of the loss. Gap, Beazer Homes, and Dana Holding were largely responsible for the loss suffered in Consumer Discretionary while hard disk drive manufacturers Seagate Technology and Western Digital struggled in Information Technology.

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I(2)
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/1/1996)	(4.58)%	12.21%	11.19%	6.29%	—	10.31%
Class N (Inception: 11/1/2000)	(4.78)%	11.92%	10.88%	5.98%	7.44%	—
Russell Midcap Value	0.47%	15.92%	13.64%	8.39%	9.85%	10.60%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

17

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2015, the TCW Select Equities Fund (the “Fund”) posted a net gain of 14.54% and 14.22% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 9.18% over the same period.

Fiscal 2015 began with questions whether the equity market rally over the past several years could sustain its momentum without any form of Quantitative Easing from the Fed for the first time since 2007. In November, the PBoC unexpectedly cut rates for the first time in two years and the ECB, in an effort to fight disinflation, formally endorsed an ~€1 trillion balance sheet expansion. OPEC’s decision to leave production unchanged exacerbated the downward pressure on oil prices, and Russia, which drives almost half of its budget revenue from oil and natural gas taxes, was forced to raise its key interest rate 650bps to 17% in an effort to limit the effects of a falling ruble. In January, the Swiss National Bank removed the 1.20 floor of the EUR/CHF exchange rate, resulting in currency market volatility and the Swiss Franc rallied ~30% versus the Euro. In June, the ECB elected to not raise the level of emergency funding to Greece, and the country became the first developed economy to default on a loan with the IMF. Led by the surprise devaluation of the Chinese yuan and fears that China’s slowing growth would have negative implications for a recovering U.S. economy, U.S. equities retreated in August and September. In the U.S., while the latest non-seasonally adjusted jobless claims fell to their lowest level since 1973, concern remained whether the U.S. economy was robust enough to weather the first Fed tightening in nine years. Despite the fact that the UST 10 year yield moved higher into the September FOMC meeting (and seemingly gave clearance for the Fed to finally move off of the zero-bound), the FOMC elected not to raise rates in September. After initially selling off, equity markets rallied sharply in October and the S&P 500 Index return of +8.4% marked the best monthly gain since October 2011.

Net of expenses, the Fund outperformed for the year primarily as a result of positive security selection results, particularly in the information technology, consumer discretionary and health care sectors. Our biggest stock contributor during the year came from the consumer discretionary sector: Starbucks Corporation rallied on the heels of impressive global comps, new product innovation and continued domestic and international store growth. BioMarin Pharmaceutical Inc. moved higher as sales for key products Naglazyme, Vimizim and Kuvan beat sales expectations for the year. Equinix Inc., the largest network neutral co-location data center provider in the world, rallied due to strong revenues per cabinet, decreasing customer churn and solid higher-margin interconnection revenues. In the information technology sector, shares of salesforce.com and Mobileye N.V. were also positive contributors during the fiscal year.

Our biggest stock detractors during the year came from the health care, consumer staples, energy and information technology sectors. Illumina, Inc. underperformed after the company negatively pre-announced forward revenue guidance due to some weakness in its instrument sales business as well as weaker-than-expected sales in the Asia-Pacific region. Mead Johnson Nutrition Company underperformed due to disappointing sales, particularly in the China region. In the energy sector, shares of Oceaneering international and Schlumberger Limited retreated due to offshore deep water contracting concerns and the 43% drop in the price of crude oil over the last twelve months. In the information technology sector, shares of Splunk Inc. also underperformed during the period.

18

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I(2)
TCW Select Equities Fund
Class I (Inception: 7/1/1991)	14.54%	17.48%	14.98%	8.21%	—	10.16%
Class N (Inception: 3/1/1999)	14.22%	17.16%	14.67%	7.91%	4.10%	—
Russell 1000 Growth	9.18%	17.94%	15.30%	9.09%	5.78%	8.97%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

19

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2015, the TCW Small Cap Growth Fund (the “Fund”) posted negative returns 4.26% and 4.48 on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, gained 3.52% over the same period.

After a solid start in the beginning of 2015, our strategies struggled in the second half of the year as the global equity markets faced significant volatility. In particular, the investment environment in recent months has been overshadowed by a dismal macroeconomic picture in China and emerging markets, as well as anxiety around the FOMC’s (Federal Open Market Committee) monetary policy in the U.S. Although the Fed held interest rates unchanged in September, citing concerns about the global economy, the anticipated shift in the Fed’s stance from quantitative easing to tightening is causing a strain on global currency and credit markets. While the U.S. economy continues on the path of recovery and growth, it is not immune to a potential global slowdown. A stronger U.S. dollar, weakening overseas economies and declining exports are hitting U.S. companies, in particular those focused on energy and manufacturing.

On an attribution basis, the Fund’s underperformance was primarily a result of negative stock selection in the consumer discretionary, information technology and industrials sectors. Stock selection was positive in energy and financials. At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by healthcare and consumer discretionary. The Fund is overweight versus the Russell 2000 Growth Index in both information technology and consumer discretionary but is underweight versus the index in healthcare. Notable detractors included La Quinta Holdings and Kate Spade & Co. in consumer discretionary, Shutterstock, FARO Technologies, FireEye and Stratasys in information technology, Power Solutions in industrials, Horizon Pharma in healthcare and Lifeway Foods in consumer staples. Conversely, contributors of note were names such as Wisdomtree Investments and MarketAxess Holdings in financials, LHC Group in healthcare, EPAM Systems, Imperva and Qualys in information technology, John Bean Technologies in industrials and Core-Mark Holding in consumer discretionary.

The Fund holds 72 names compared to 61 names at this time in 2014. With respect to our portfolio strategy, we are optimistic about the portfolio’s positioning and growth prospects. We believe small- and mid-cap stocks should fare relatively better due to their low international exposure. Over the long run, we believe high quality growth names will outperform in an economic recovery.

20

TCW Small Cap Growth Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I(2)
TCW Small Cap Growth Fund
Class I (Inception: 12/1/1989)	(4.26)%	11.03%	6.65%	8.25%	—	8.90%
Class N (Inception: 3/1/1999)	(4.48)%	10.73%	6.36%	7.92%	3.66%	—
Russell 2000 Growth	3.52%	16.16%	13.56%	8.67%	6.48%	7.67%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

21

TCW SMID Cap Growth Fund

Management Discussions

For the year ended October 31, 2015, the TCW SMID Cap Growth Fund (the “Fund”) returned a negative 8.13% on its I Class and N Class shares. The Fund’s benchmark, the Russell 2500 Growth Index, gained 4.17% over the same period.

After a solid start in the beginning of 2015, our strategies struggled in the second half of the year as the global equity markets faced significant volatility. In particular, the investment environment in recent months has been overshadowed by a dismal macroeconomic picture in China and emerging markets, as well as anxiety around the FOMC’s (Federal Open Market Committee) monetary policy in the U.S. Although the Fed held interest rates unchanged in September, citing concerns about the global economy, the anticipated shift in the Fed’s stance from quantitative easing to tightening is causing a strain on global currency and credit markets. While the U.S. economy continues on the path of recovery and growth, it is not immune to a potential global slowdown. A stronger U.S. dollar, weakening overseas economies and declining exports are hitting U.S. companies, in particular those focused on energy and manufacturing.

On an attribution basis, the Fund’s underperformance was primarily a result of negative stock selection in the consumer discretionary and information technology sectors. Stock selection was positive in energy and financials. At the end of the period, the Fund’s largest sector weighting was the information technology sector, followed by consumer discretionary. The Fund is overweight versus the Russell 2500 Growth Index in both sectors. Notable detractors included Wynn Resorts and La Quinta in consumer discretionary, FARO Technologies and Stratasys in information technology, Kansas City Southern in industrials and Cepheid in healthcare. Conversely, contributors of note were names such as Wisdomtree Investments and MarketAxess Holdings in financials, Health Net and athenahealth in healthcare, Under Armour in consumer discretionary, WhiteWave Foods in consumer staples, NVIDIA Corporation and Tyler Technologies in information technology and Middleby Corporation in industrials.

Over the year, we have continued to consolidate the portfolio by buying more of our higher-conviction holdings. As a result, the Fund holds 57 names compared to 61 names at this time in 2014. With respect to our portfolio strategy, we are optimistic about the portfolio’s positioning and growth prospects. We believe small- and mid-cap stocks should fare relatively better due to their low international exposure. Over the long run, we believe high quality growth names will outperform in an economic recovery.

22

TCW SMID Cap Growth Fund

Management Discussions (Continued)

	Annualized Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception Class N	Inception Class I
TCW SMID Cap Growth Fund
Class I (Inception: 11/1/2010)	(8.13)%	10.36%	6.64%	—	6.63%
Class N (Inception: 11/1/2010)	(8.13)%	10.32%	6.64%	6.63%	—
Russell 2500 Growth	4.17%	16.48%	14.25%	14.24%	14.24%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

23

TCW Concentrated Value Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (5.3% of Net Assets)
2,255	Honeywell International, Inc.	$232,896
1,540	TransDigm Group, Inc. (1)	338,569

	Total Aerospace & Defense	571,465

	Airlines (3.3%)
7,635	American Airlines Group, Inc.	352,890

	Banks (13.8%)
3,905	JPMorgan Chase & Co.	250,896
3,445	M&T Bank Corp.	412,883
7,025	US Bancorp	296,315
9,885	Wells Fargo & Co.	535,174

	Total Banks	1,495,268

	Beverages (2.8%)
2,550	Anheuser-Busch InBev NV (Belgium) (SP ADR)	304,292

	Biotechnology (5.7%)
1,920	Amgen, Inc.	303,705
2,525	Celgene Corp. (1)	309,843

	Total Biotechnology	613,548

	Capital Markets (3.0%)
1,740	Goldman Sachs Group, Inc. (The)	326,250

	Chemicals (5.3%)
1,955	Air Products & Chemicals, Inc.	271,706
2,510	Ecolab, Inc.	302,078

	Total Chemicals	573,784

	Containers & Packaging (3.4%)
7,600	Sealed Air Corp.	373,312

	Energy Equipment & Services (0.6%)
905	Schlumberger, Ltd.	70,735

	Food & Staples Retailing (3.0%)
3,295	CVS Health Corp.	325,480

	Food Products (5.9%)
4,485	Mead Johnson Nutrition Co.	367,770
5,990	Mondelez International, Inc.	276,498

	Total Food Products	644,268

	Health Care Providers & Services (2.7%)
1,630	McKesson Corp.	291,444

See accompanying notes to financial statements.

24

TCW Concentrated Value Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Hotels, Restaurants & Leisure (2.5%)
5,500	Las Vegas Sands Corp.	$272,305

	Industrial Conglomerates (2.3%)
1,370	Roper Technologies, Inc.	255,300

	Insurance (2.7%)
2,585	ACE, Ltd. (Switzerland)	293,501

	Life Sciences Tools & Services (2.7%)
2,250	Thermo Fisher Scientific, Inc.	294,255

	Machinery (2.3%)
3,195	IDEX Corp.	245,248

	Multiline Retail (5.3%)
4,420	Dollar General Corp.	299,543
4,265	Dollar Tree, Inc. (1)	279,315

	Total Multiline Retail	578,858

	Oil, Gas & Consumable Fuels (4.2%)
2,180	EOG Resources, Inc.	187,153
6,795	Williams Companies, Inc. (The)	267,995

	Total Oil, Gas & Consumable Fuels	455,148

	Pharmaceuticals (6.2%)
5,300	AbbVie, Inc.	315,615
1,142	Allergan PLC (Ireland) (1)	352,273

	Total Pharmaceuticals	667,888

	Road & Rail (3.1%)
3,810	Union Pacific Corp.	340,423

	Specialty Retail (2.5%)
1,350	Advance Auto Parts, Inc.	267,881

	Technology Hardware, Storage & Peripherals (3.1%)
2,785	Apple, Inc.	332,808

	Textiles, Apparel & Luxury Goods (1.6%)
1,860	PVH Corp.	169,167

	Total Common Stock (Cost: $9,461,745) (93.3%)	10,115,518

See accompanying notes to financial statements.

25

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Number of Shares	Master Limited Partnership	Value
	Oil, Gas & Consumable Fuels (6.1%)
4,961	EQT Midstream Partners LP	$367,312
4,528	Magellan Midstream Partners LP	288,932

	Total Oil, Gas & Consumable Fuels	656,244

	Total Master Limited Partnership (Cost: $766,676) (6.1%)	656,244

	Total Investments (Cost: $10,228,421) (99.4%)	10,771,762
	Excess of Other Assets over Liabilities (0.6%)	68,176

	Net Assets (100.0%)	$10,839,938

Notes to the Schedule of Investments:

(1)	Non-income producing security.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

See accompanying notes to financial statements.

26

TCW Concentrated Value Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	5.3%
Airlines	3.3
Banks	13.8
Beverages	2.8
Biotechnology	5.7
Capital Markets	3.0
Chemicals	5.3
Containers & Packaging	3.4
Energy Equipment & Services	0.6
Food & Staples Retailing	3.0
Food Products	5.9
Health Care Providers & Services	2.7
Hotels, Restaurants & Leisure	2.5
Industrial Conglomerates	2.3
Insurance	2.7
Life Sciences Tools & Services	2.7
Machinery	2.3
Multiline Retail	5.3
Oil, Gas & Consumable Fuels	10.3
Pharmaceuticals	6.2
Road & Rail	3.1
Specialty Retail	2.5
Technology Hardware, Storage & Peripherals	3.1
Textiles, Apparel & Luxury Goods	1.6

Total	99.4%

See accompanying notes to financial statements.

27

TCW Conservative Allocation Fund

Schedule of Investments

Number of Shares	Affiliated Investment Companies	Value

	Diversified U.S. Equity Funds (43.1% of Net Assets)
134,167	TCW Global Real Estate Fund — I Class (1)	$1,302,763
66,589	TCW Growth Equities Fund — I Class (1)(2)	742,466
166,698	TCW High Dividend Equities Fund — I Class (1)	1,498,619
185,015	TCW Relative Value Large Cap Fund — I Class (1)	4,068,489
24,980	TCW Relative Value Mid Cap Fund — I Class (1)	560,291
244,346	TCW Select Equities Fund — I Class (1)	7,244,846

	Total Diversified U.S. Equity Funds	15,417,474

	Diversified U.S. Fixed Income Funds (51.8%)
688,594	Metropolitan West Total Return Bond Fund — I Class (1)	7,450,584
1,079,823	TCW Total Return Bond Fund — I Class (1)	11,100,581

	Total Diversified U.S. Fixed Income Funds	18,551,165

	Total Affiliated Investment Companies (Cost: $29,961,216) (94.9%)	33,968,639

	Non — Affiliated Investment Companies
	Exchange-Traded Fund (2.1%)
34,930	ProShares UltraShort MSCI Emerging Markets (2)	752,043

	Total Non — Affiliated Investment Companies (Cost: $895,230) (2.1%)	752,043

	Total Investments (Cost: $30,856,446) (97.0%)	34,720,682
	Excess of Other Assets over Liabilities (3.0%)	1,064,118

	Net Assets (100.0%)	$35,784,800

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

28

TCW Conservative Allocation Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Diversified U.S. Equity Funds	43.1%
Diversified U.S. Fixed Income Funds	51.8
Exchange-Traded Funds	2.1

Total	97.0%

See accompanying notes to financial statements.

29

TCW Global Real Estate Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Australia (5.5% of Net Assets)
49,158	Scentre Group	$144,257
16,722	Westfield Corp.	121,380

	Total Australia (Cost: $262,938)	265,637

	China (3.9%)
29,000	China Overseas Land & Investment, Ltd.	93,672
9,666	China Overseas Property Holdings, Ltd. (1)	1,647
15,832	Link REIT (The)	94,597

	Total China (Cost: $189,395)	189,916

	France (5.8%)
2,056	Klepierre	97,815
641	Unibail — Rodamco SE	179,221

	Total France (Cost: $266,415)	277,036

	Germany (Cost: $104,094) (2.3%)
3,971	Deutsche Wohnen AG	112,448

	Japan (8.4%)
5,000	Mitsubishi Estate Co., Ltd.	107,228
4,000	Mitsui Fudosan Co., Ltd.	108,850
70	Mori Hills REIT Investment Corp.	86,605
57	Nippon Prologis REIT, Inc.	100,235

	Total Japan (Cost: $429,835)	402,918

	Singapore (Cost: $90,610) (1.7%)
51,543	Global Logistic Properties, Ltd.	82,461

	United Kingdom (Cost: $158,858) (3.4%)
12,357	British Land Co. PLC (The)	165,819

	United States (63.8%)
2,430	American Capital Agency Corp.	43,327
714	AvalonBay Communities, Inc.	124,829
861	Boston Properties, Inc.	108,357
7,619	Chimera Investment Corp.	107,276
6,672	Colony Capital, Inc.	135,708
1,415	Digital Realty Trust, Inc.	104,653
251	Equinix, Inc.	74,467
1,716	Equity Residential	132,681
915	First Industrial Realty Trust, Inc.	19,837
3,397	Gaming and Leisure Properties, Inc.	99,090
3,528	General Growth Properties, Inc.	102,136
3,216	HCP, Inc.	119,635
2,679	Hospitality Properties Trust	71,904
6,386	Host Hotels & Resorts, Inc.	110,669
2,843	Lennar Corp.	142,349

See accompanying notes to financial statements.

30

TCW Global Real Estate Fund

October 31, 2015

Number of Shares	Common Stock	Value

	United States (Continued)
1,220	Macerich Co. (The)	$103,383
4,931	MDC Holdings, Inc.	128,157
6,682	MFA Financial, Inc.	46,239
3,043	Prologis, Inc.	130,027
670	Public Storage	153,738
1,239	Simon Property Group, Inc.	249,609
3,895	Toll Brothers, Inc. (1)	140,103
2,902	Ventas, Inc.	155,895
13,033	VEREIT, Inc.	107,653
1,072	Vornado Realty Trust	107,790
2,042	Welltower, Inc.	132,465
11,301	WP Glimcher, Inc.	131,318

	Total United States (Cost: $3,118,060)	3,083,295

	Total Common Stock (Cost: $4,620,205) (94.8%)	4,579,530

	Preferred Stock
	United States (1.7%)
1,728	NorthStar Realty Finance Corp., 8.75%	41,559
1,591	Public Storage, 6%	41,827

	Total United States (Cost: $86,004)	83,386

	Total Preferred Stock (Cost: $86,004) (1.7%)	83,386

	Money Market Investments
173,014	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	173,014

	Total Money Market Investments (Cost: $173,014) (3.6%)	173,014

	Total Investments (Cost: $4,879,223) (100.1%)	4,835,930
	Liabilities in Excess of Other Assets (-0.1%)	(5,804)

	Total Net Assets (100.0%)	$4,830,126

Written Options — Exchange Traded

Number of Contracts	Description	Premiums (Received)	Value

24	American Capital Agency Corp., Call, Strike Price $19, Expires 11/20/2015	$(755)	$(144)
11	Digital Realty Trust, Inc., Call, Strike Price $75, Expires 11/20/2015	(698)	(825)
2	Equinix, Inc., Call, Strike Price $300, Expires 11/20/2015	(1,478)	(1,000)
3	Public Storage, Call, Strike Price $230, Expires 11/20/2015	(1,233)	(900)

		$(4,164)	$(2,869)

Notes to the Schedule of Investments:

REIT	- Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

31

TCW Global Real Estate Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Building-Residential/Commercial	8.6%
Casino Services	2.1
Real Estate Management/Services	4.5
Real Estate Operations/Development	5.9
REITS-Apartments	5.3
REITS-Diversified	15.4
REITS-Health Care	8.4
REITS-Hotels	3.8
REITS-Mortgage	7.7
REITS-Office Property	4.4
REITS-Regional Malls	9.4
REITS-Shopping Centers	10.2
REITS-Storage	4.1
REITS-Warehouse/Industrial	5.2
Web Hosting/Design	1.5
Money Market Investments	3.6

Total	100.1%

See accompanying notes to financial statements.

32

TCW Growth Equities Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.8% of Net Assets)
5,493	HEICO Corp.	$277,067

	Banks (2.5%)
3,305	M&T Bank Corp.	396,104

	Beverages (7.0%)
1,530	Boston Beer Co., Inc. (1)	335,973
3,270	Constellation Brands, Inc.	440,796
2,300	Monster Beverage Corp. (1)	313,536

	Total Beverages	1,090,305

	Biotechnology (6.0%)
4,140	Alkermes PLC (Ireland) (1)	297,748
2,245	BioMarin Pharmaceutical, Inc. (1)	262,755
3,230	Incyte Corp. (1)	379,622

	Total Biotechnology	940,125

	Capital Markets (2.4%)
19,630	WisdomTree Investments, Inc.	377,485

	Diversified Consumer Services (2.3%)
3,635	MarketAxess Holdings, Inc.	368,262

	Electrical Equipment (1.9%)
2,765	Rockwell Automation, Inc.	301,827

	Energy Equipment & Services (1.5%)
2,030	Core Laboratories NV (Netherlands)	236,150

	Food & Staples Retailing (5.4%)
3,851	Pricesmart, Inc.	331,109
10,075	United Natural Foods, Inc. (1)	508,284

	Total Food & Staples Retailing	839,393

	Food Products (6.1%)
13,230	Blue Buffalo Pet Products, Inc. (1)	237,346
5,705	Hain Celestial Group, Inc. (The) (1)	284,394
5,685	Keurig Green Mountain, Inc.	288,514
3,654	WhiteWave Foods Co. (The) (1)	149,741

	Total Food Products	959,995

	Health Care Equipment & Supplies (3.3%)
520	Intuitive Surgical, Inc. (1)	258,232
4,255	West Pharmaceutical Services, Inc.	255,343

	Total Health Care Equipment & Supplies	513,575

	Health Care Providers & Services (2.9%)
15,995	Diplomat Pharmacy, Inc. (1)	449,619

See accompanying notes to financial statements.

33

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Health Care Technology (5.1%)
2,950	athenahealth, Inc. (1)	$449,728
5,205	Cerner Corp. (1)	345,039

	Total Health Care Technology	794,767

	Hotels, Restaurants & Leisure (3.8%)
12,320	Habit Restaurants, Inc. (The) (1)	294,202
4,275	Wynn Resorts, Ltd.	299,036

	Total Hotels, Restaurants & Leisure	593,238

	Internet & Catalog Retail (2.4%)
4,450	TripAdvisor, Inc. (1)	372,821

	Internet Software & Services (7.3%)
16,905	Cornerstone OnDemand, Inc. (1)	532,508
21,775	Twitter, Inc. (1)	619,716

	Total Internet Software & Services	1,152,224

	Leisure Products (1.8%)
2,535	Polaris Industries, Inc.	284,782

	Life Sciences Tools & Services (2.1%)
2,301	Illumina, Inc. (1)	329,687

	Machinery (6.4%)
4,910	Graco, Inc.	360,394
2,845	Middleby Corp. (The) (1)	332,695
3,790	Wabtec Corp.	314,077

	Total Machinery	1,007,166

	Road & Rail (1.5%)
2,845	Kansas City Southern	235,452

	Semiconductors & Semiconductor Equipment (1.0%)
3,408	ARM Holdings PLC (United Kingdom) (SP ADR)	161,641

	Software (12.9%)
3,925	ANSYS, Inc. (1)	374,092
12,860	FireEye, Inc. (1)	336,289
3,115	Mobileye NV (Netherlands) (1)	141,795
4,470	ServiceNow, Inc. (1)	364,975
6,485	Splunk, Inc. (1)	364,198
5,495	Workday, Inc. (1)	433,940

	Total Software	2,015,289

	Specialty Retail (3.0%)
3,055	CarMax, Inc. (1)	180,276
6,575	Dick’s Sporting Goods, Inc.	292,916

	Total Specialty Retail	473,192

See accompanying notes to financial statements.

34

TCW Growth Equities Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Technology Hardware, Storage & Peripherals (2.2%)
13,770	Stratasys, Ltd. (Israel) (1)	$351,135

	Textiles, Apparel & Luxury Goods (5.5%)
17,580	Kate Spade & Co. (1)	315,913
5,725	Under Armour, Inc. (1)	544,333

	Total Textiles, Apparel & Luxury Goods	860,246

	Total Common Stock (Cost: $12,472,987) (98.1%)	15,381,547

	Money Market Investments
354,615	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	354,615

	Total Money Market Investments (Cost: $354,615) (2.3%)	354,615

	Total Investments (Cost: $12,827,602) (100.4%)	15,736,162
	Liabilities in Excess of Other Assets (-0.4%)	(55,947)

	Net Assets (100.0%)	$15,680,215

Notes to the Schedule of Investments:

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

35

TCW Growth Equities Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	1.8%
Banks	2.5
Beverages	7.0
Biotechnology	6.0
Capital Markets	2.4
Diversified Consumer Services	2.3
Electrical Equipment	1.9
Energy Equipment & Services	1.5
Food & Staples Retailing	5.4
Food Products	6.1
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	2.9
Health Care Technology	5.1
Hotels, Restaurants & Leisure	3.8
Internet & Catalog Retail	2.4
Internet Software & Services	7.3
Leisure Products	1.8
Life Sciences Tools & Services	2.1
Machinery	6.4
Road & Rail	1.5
Semiconductors & Semiconductor Equipment	1.0
Software	12.9
Specialty Retail	3.0
Technology Hardware, Storage & Peripherals	2.2
Textiles, Apparel & Luxury Goods	5.5
Money Market Investments	2.3

Total	100.4%

See accompanying notes to financial statements.

36

TCW High Dividend Equities Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Banks (15.0% of Net Assets)
1,885	M&T Bank Corp.	$225,917
5,235	US Bancorp	220,812
4,155	Wells Fargo & Co.	224,952

	Total Banks	671,681

	Beverages (3.8%)
4,065	Coca-Cola Co. (The)	172,153

	Biotechnology (1.3%)
360	Amgen, Inc.	56,945

	Capital Markets (8.0%)
7,735	Ares Capital Corp.	117,804
4,000	Golub Capital BDC, Inc.	65,480
6,610	TPG Specialty Lending, Inc.	112,370
5,765	TriplePoint Venture Growth BDC Corp.	62,550

	Total Capital Markets	358,204

	Chemicals (1.1%)
425	Praxair, Inc.	47,213

	Commercial Services & Supplies (3.0%)
2,140	Healthcare Services Group, Inc.	79,737
995	Waste Management, Inc.	53,491

	Total Commercial Services & Supplies	133,228

	Communications Equipment (4.3%)
3,210	QUALCOMM, Inc.	190,738

	Diversified Consumer Services (2.3%)
2,760	H&R Block, Inc.	102,838

	Diversified Telecommunication Services (3.9%)
3,745	Verizon Communications, Inc.	175,566

	Food & Staples Retailing (5.2%)
4,040	Wal-Mart Stores, Inc.	231,250

	Household Durables (4.7%)
8,160	MDC Holdings, Inc.	212,078

	Independent Power and Renewable Electricity Producers (1.8%)
5,870	NRG Yield, Inc.	80,595

	Insurance (2.0%)
785	ACE, Ltd. (Switzerland)	89,129

	IT Services (3.5%)
1,125	International Business Machines Corp.	157,590

See accompanying notes to financial statements.

37

TCW High Dividend Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (5.6%)
1,925	Kinder Morgan, Inc.	$52,649
1,310	Occidental Petroleum Corp.	97,647
825	Targa Resources Corp.	47,149
1,335	Williams Cos., Inc. (The)	52,652

	Total Oil, Gas & Consumable Fuels	250,097

	Pharmaceuticals (4.8%)
2,070	Merck & Co., Inc.	113,146
1,505	Teva Pharmaceutical Industries, Ltd. (Israel) (SP ADR)	89,081
1,418	Theravance, Inc.	12,450

	Total Pharmaceuticals	214,677

	REIT (11.8%)
9,965	Colony Capital, Inc.	202,688
5,105	Gaming and Leisure Properties, Inc.	148,913
15,385	WP Glimcher, Inc.	178,774

	Total REIT	530,375

	Road & Rail (1.1%)
575	Union Pacific Corp.	51,376

	Technology Hardware, Storage & Peripherals (1.1%)
400	Apple, Inc.	47,800

	Tobacco (1.9%)
1,435	Altria Group, Inc.	86,775

	Total Common Stock (Cost: $4,184,970) (86.2%)	3,860,308

	Preferred Stock
	Banks (1.8%)
3,085	Bank of America Corp., 6.5%	81,197

	Diversified Telecommunication Services (1.0%)
460	Frontier Communications Corp., 11.125%	45,600

	REIT (2.5%)
1,680	NorthStar Realty Finance Corp., 8.75%	40,404
2,800	Public Storage, 5.75%	71,988

	Total REIT	112,392

	Total Preferred Stock (Cost: $237,460) (5.3%)	239,189

See accompanying notes to financial statements.

38

TCW High Dividend Equities Fund

October 31, 2015

Number of Shares	Master Limited Partnership	Value

	Oil, Gas & Consumable Fuels (1.3%)
3,680	Plains GP Holdings LP	$57,224

	Total Master Limited Partnership (Cost: $71,017) (1.3%)	57,224

	Money Market Investments
286,842	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (1)	286,842

	Total Money Market Investments (Cost: $286,842) (6.4%)	286,842

	Total Investments (Cost: $4,780,289) (99.2%)	4,443,563
	Excess of Other Assets over Liabilities (0.8%)	34,032

	Net Assets (100.0%)	$4,477,595

Written Options — Exchange Traded
Number of Contracts	Description	Premiums (Received)	Value

19	Kinder Morgan, Inc., Call, Strike Price $25, Expires 12/18/2015	$(4,597)	$(4,864)
7	Altria Group, Inc., Call, Strike Price $61, Expires 11/20/2015	(756)	(560)

		$(5,353)	$(5,424)

Notes to the Schedule of Investments:

BDC - Business Development Company.

REIT - Real Estate Investment Trust.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

39

TCW High Dividend Equities Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Banks	16.8%
Beverages	3.8
Biotechnology	1.3
Capital Markets	8.0
Chemicals	1.1
Commercial Services & Supplies	3.0
Communications Equipment	4.3
Diversified Consumer Services	2.3
Diversified Telecommunication Services	4.9
Food & Staples Retailing	5.2
Household Durables	4.7
Independent Power and Renewable Electricity Producers	1.8
Insurance	2.0
IT Services	3.5
Oil, Gas & Consumable Fuels	6.9
Pharmaceuticals	4.8
REIT	14.3
Road & Rail	1.1
Technology Hardware, Storage & Peripherals	1.1
Tobacco	1.9
Money Market Investments	6.4

Total	99.2%

See accompanying notes to financial statements.

40

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.0% of Net Assets)
503,885	Textron, Inc.	$21,248,830

	Air Freight & Logistics (2.2%)
147,480	FedEx Corp.	23,014,254

	Banks (7.6%)
640,000	Citigroup, Inc.	34,028,800
577,804	JPMorgan Chase & Co.	37,123,907
297,100	Zions Bancorp.	8,547,567

	Total Banks	79,700,274

	Beverages (2.8%)
285,345	PepsiCo, Inc.	29,159,406

	Biotechnology (1.5%)
142,200	Gilead Sciences, Inc.	15,376,086

	Capital Markets (5.8%)
246,371	Ameriprise Financial, Inc.	28,421,359
470,900	State Street Corp.	32,492,100

	Total Capital Markets	60,913,459

	Chemicals (1.7%)
283,965	Du Pont (E.I.) de Nemours & Co.	18,003,381

	Commercial Services & Supplies (2.7%)
345,614	ADT Corp. (The)	11,419,087
466,505	Tyco International PLC (Ireland)	16,999,442

	Total Commercial Services & Supplies	28,418,529

	Communications Equipment (2.9%)
1,060,785	Cisco Systems, Inc.	30,603,647

	Containers & Packaging (0.9%)
144,798	Avery Dennison Corp.	9,407,526

	Diversified Financial Services (1.5%)
64,002	Intercontinental Exchange, Inc.	16,154,105

	Diversified Telecommunication Services (4.1%)
499,160	AT&T, Inc.	16,726,852
1,426,900	Deutsche Telekom AG (Germany) (SP ADR)	26,625,954

	Total Diversified Telecommunication Services	43,352,806

	Electric Utilities (1.1%)
197,000	American Electric Power Co., Inc.	11,160,050

	Electronic Equipment, Instruments & Components (1.2%)
673,195	Corning, Inc.	12,521,427

See accompanying notes to financial statements.

41

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (3.4%)
262,300	Baker Hughes, Inc.	$13,817,964
913,892	Nabors Industries, Ltd.	9,175,476
162,200	Schlumberger, Ltd.	12,677,552

	Total Energy Equipment & Services	35,670,992

	Food & Staples Retailing (2.1%)
528,200	Sysco Corp.	21,788,250

	Food Products (1.3%)
280,100	Campbell Soup Co.	14,226,279

	Health Care Providers & Services (1.7%)
264,950	Quest Diagnostics, Inc	18,003,352

	Household Durables (1.6%)
328,771	Lennar Corp.	16,461,564

	Independent Power and Renewable Electricity Producers (0.8%)
792,571	AES Corp. (The)	8,678,652

	Industrial Conglomerates (6.8%)
1,565,550	General Electric Co.	45,275,706
997,291	Koninklijke Philips Electronics NV (Netherlands) (NYRS)	26,867,020

	Total Industrial Conglomerates	72,142,726

	Insurance (6.7%)
329,900	Allstate Corp. (The)	20,414,212
425,880	MetLife, Inc.	21,455,834
256,500	Travelers Cos., Inc. (The)	28,956,285

	Total Insurance	70,826,331

	Machinery (1.2%)
226,032	Pentair PLC (United Kingdom)	12,639,709

	Media (5.7%)
502,362	Comcast Corp.	31,457,908
778,000	Regal Entertainment Group	15,077,640
752,336	Time, Inc.	13,978,403

	Total Media	60,513,951

	Multiline Retail (0.6%)
704,900	J.C. Penney Co., Inc. (1)	6,463,933

	Oil, Gas & Consumable Fuels (2.9%)
341,760	Chevron Corp.	31,059,149

	Pharmaceuticals (7.2%)
215,800	Johnson & Johnson	21,802,274
426,870	Merck & Co., Inc.	23,332,714

See accompanying notes to financial statements.

42

TCW Relative Value Dividend Appreciation Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Pharmaceuticals (Continued)
924,900	Pfizer, Inc.	$31,280,118

	Total Pharmaceuticals	76,415,106

	REIT (2.0%)
576,500	Kimco Realty Corp.	15,432,905
165,700	Liberty Property Trust	5,637,114

	Total REIT	21,070,019

	Semiconductors & Semiconductor Equipment (6.4%)
587,200	Cypress Semiconductor Corp.	6,189,088
669,436	Intel Corp.	22,667,103
632,960	Maxim Integrated Products, Inc.	25,938,701
268,700	Microchip Technology, Inc.	12,975,523

	Total Semiconductors & Semiconductor Equipment	67,770,415

	Software (3.4%)
675,675	Microsoft Corp.	35,567,532

	Specialty Retail (3.6%)
700,165	Gap, Inc. (The)	19,058,491
149,914	Home Depot, Inc. (The)	18,535,367

	Total Specialty Retail	37,593,858

	Technology Hardware, Storage & Peripherals (1.9%)
524,665	Seagate Technology PLC (Netherlands)	19,968,750

	Textiles, Apparel & Luxury Goods (1.1%)
366,700	Coach, Inc.	11,441,040

	Thrifts & Mortgage Finance (1.5%)
965,400	New York Community Bancorp, Inc.	15,948,408

	Total Common Stock (Cost: $847,122,021) (99.9%)	1,053,283,796

	Total Investments (Cost: $847,122,021) (99.9%)	1,053,283,796
	Excess of Other Assets over Liabilities (0.1%)	954,247

	Net Assets (100.0%)	$1,054,238,043

Notes to the Schedule of Investments:

NYRS  - New York Registry Shares.

REIT - Real Estate Investment Trust.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

43

TCW Relative Value Dividend Appreciation Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	2.0%
Air Freight & Logistics	2.2
Banks	7.6
Beverages	2.8
Biotechnology	1.5
Capital Markets	5.8
Chemicals	1.7
Commercial Services & Supplies	2.7
Communications Equipment	2.9
Containers & Packaging	0.9
Diversified Financial Services	1.5
Diversified Telecommunication Services	4.1
Electric Utilities	1.1
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	3.4
Food & Staples Retailing	2.1
Food Products	1.3
Health Care Providers & Services	1.7
Household Durables	1.6
Independent Power and Renewable Electricity Producers	0.8
Industrial Conglomerates	6.8
Insurance	6.7
Machinery	1.2
Media	5.7
Multiline Retail	0.6
Oil, Gas & Consumable Fuels	2.9
Pharmaceuticals	7.2
REIT	2.0
Semiconductors & Semiconductor Equipment	6.4
Software	3.4
Specialty Retail	3.6
Technology Hardware, Storage & Peripherals	1.9
Textiles, Apparel & Luxury Goods	1.1
Thrifts & Mortgage Finance	1.5

Total	99.9%

See accompanying notes to financial statements.

44

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.3% of Net Assets)
544,410	Textron, Inc.	$22,957,770

	Auto Components (2.0%)
824,670	Dana Holding Corp.	13,854,456

	Banks (8.2%)
454,500	Citigroup, Inc.	24,165,765
380,958	JPMorgan Chase & Co.	24,476,551
282,000	Zions Bancorp.	8,113,140

	Total Banks	56,755,456

	Beverages (2.9%)
195,700	PepsiCo, Inc.	19,998,583

	Biotechnology (1.7%)
107,100	Gilead Sciences, Inc. (1)	11,580,723

	Capital Markets (5.8%)
174,326	Ameriprise Financial, Inc.	20,110,247
286,100	State Street Corp.	19,740,900

	Total Capital Markets	39,851,147

	Commercial Services & Supplies (2.8%)
266,805	ADT Corp. (The)	8,815,237
298,815	Tyco International PLC (Ireland)	10,888,819

	Total Commercial Services & Supplies	19,704,056

	Communications Equipment (3.0%)
711,090	Cisco Systems, Inc.	20,514,947

	Containers & Packaging (3.0%)
426,981	Sealed Air Corp.	20,973,307

	Diversified Financial Services (1.8%)
48,374	Intercontinental Exchange, Inc.	12,209,598

	Diversified Telecommunication Services (1.4%)
288,500	AT&T, Inc.	9,667,635

	Electric Utilities (1.3%)
154,550	American Electric Power Co., Inc.	8,755,258

	Electronic Equipment, Instruments & Components (1.6%)
602,590	Corning, Inc.	11,208,174

	Energy Equipment & Services (2.8%)
239,850	Baker Hughes, Inc.	12,635,298
653,025	Nabors Industries, Ltd.	6,556,371

	Total Energy Equipment & Services	19,191,669

See accompanying notes to financial statements.

45

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food & Staples Retailing (2.1%)
358,600	Sysco Corp.	$14,792,250

	Health Care Providers & Services (4.6%)
130,484	Anthem, Inc.	18,156,849
103,906	Cigna Corp.	13,927,560

	Total Health Care Providers & Services	32,084,409

	Household Durables (2.7%)
370,663	Lennar Corp.	18,559,096

	Independent Power and Renewable Electricity Producers (1.8%)
1,122,000	AES Corp. (The)	12,285,900

	Industrial Conglomerates (4.5%)
1,083,050	General Electric Co.	31,321,806

	Insurance (5.5%)
396,884	Hartford Financial Services Group, Inc.	18,359,854
178,070	Travelers Cos., Inc. (The)	20,102,322

	Total Insurance	38,462,176

	Machinery (2.7%)
161,467	Pentair PLC (United Kingdom)	9,029,234
469,230	Terex Corp.	9,412,754

	Total Machinery	18,441,988

	Media (4.4%)
483,855	Comcast Corp.	30,299,000

	Metals & Mining (0.9%)
416,090	Allegheny Technologies, Inc.	6,116,523

	Multiline Retail (2.0%)
1,525,400	J.C. Penney Co., Inc. (1)	13,987,918

	Oil, Gas & Consumable Fuels (3.4%)
865,200	Chesapeake Energy Corp.	6,168,876
195,200	Chevron Corp.	17,739,776

	Total Oil, Gas & Consumable Fuels	23,908,652

	Pharmaceuticals (6.6%)
121,050	Johnson & Johnson	12,229,681
265,250	Merck & Co., Inc.	14,498,565
566,650	Pfizer, Inc.	19,164,103

	Total Pharmaceuticals	45,892,349

	Semiconductors & Semiconductor Equipment (3.9%)
668,975	Applied Materials, Inc.	11,218,711
390,800	Cypress Semiconductor Corp.	4,119,032

See accompanying notes to financial statements.

46

TCW Relative Value Large Cap Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Semiconductors & Semiconductor Equipment (Continued)
352,139	Intel Corp.	$11,923,426

	Total Semiconductors & Semiconductor Equipment	27,261,169

	Software (3.5%)
466,590	Microsoft Corp.	24,561,298

	Specialty Retail (4.7%)
519,620	Gap, Inc. (The)	14,144,056
150,700	Home Depot, Inc. (The)	18,632,548

	Total Specialty Retail	32,776,604

	Technology Hardware, Storage & Peripherals (2.7%)
181,500	NetApp, Inc.	6,171,000
189,340	Western Digital Corp.	12,651,699

	Total Technology Hardware, Storage & Peripherals	18,822,699

	Total Common Stock (Cost: $482,475,996) (97.6%)	676,796,616

	Money Market Investments
18,597,330	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	18,597,330

	Total Money Market Investments (Cost: $18,597,330) (2.7%)	18,597,330

	Total Investments (Cost: $501,073,326) (100.3%)	695,393,946
	Liabilities in Excess of Other Assets (-0.3%)	(2,353,199)

	Net Assets (100.0%)	$693,040,747

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

47

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	3.3%
Auto Components	2.0
Banks	8.2
Beverages	2.9
Biotechnology	1.7
Capital Markets	5.8
Commercial Services & Supplies	2.8
Communications Equipment	3.0
Containers & Packaging	3.0
Diversified Financial Services	1.8
Diversified Telecommunication Services	1.4
Electric Utilities	1.3
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	2.8
Food & Staples Retailing	2.1
Health Care Providers & Services	4.6
Household Durables	2.7
Independent Power and Renewable Electricity Producers	1.8
Industrial Conglomerates	4.5
Insurance	5.5
Machinery	2.7
Media	4.4
Metals & Mining	0.9
Multiline Retail	2.0
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	6.6
Semiconductors & Semiconductor Equipment	3.9
Software	3.5
Specialty Retail	4.7
Technology Hardware, Storage & Peripherals	2.7
Money Market Investments	2.7

Total	100.3%

See accompanying notes to financial statements.

48

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.4% of Net Assets)
65,145	Textron, Inc.	$2,747,165

	Auto Components (3.6%)
156,350	Dana Holding Corp.	2,626,680
24,715	Tenneco, Inc. (1)	1,398,622

	Total Auto Components	4,025,302

	Banks (9.9%)
29,866	Comerica, Inc.	1,296,185
190,493	KeyCorp	2,365,923
82,665	Popular, Inc.	2,444,404
86,629	Synovus Financial Corp.	2,740,075
67,300	Umpqua Holdings Corp.	1,123,910
40,000	Zions Bancorp.	1,150,800

	Total Banks	11,121,297

	Capital Markets (5.5%)
77,400	E*TRADE Financial Corp. (1)	2,206,674
31,000	Evercore Partners, Inc.	1,674,000
68,788	Invesco, Ltd.	2,281,698

	Total Capital Markets	6,162,372

	Chemicals (1.6%)
42,300	Axiall Corp.	856,575
14,138	Celanese Corp. — Series A	1,004,505

	Total Chemicals	1,861,080

	Communications Equipment (3.4%)
181,200	Brocade Communications Systems, Inc.	1,888,104
139,560	Polycom, Inc. (1)	1,923,137

	Total Communications Equipment	3,811,241

	Construction & Engineering (1.8%)
51,433	Jacobs Engineering Group, Inc. (1)	2,064,521

	Consumer Finance (0.7%)
109,747	SLM Corp. (1)	774,814

	Containers & Packaging (2.8%)
64,809	Sealed Air Corp.	3,183,418

	Diversified Telecommunication Services (0.6%)
107,479	Windstream Holdings, Inc.	699,688

	Energy Equipment & Services (2.6%)
33,320	Atwood Oceanics, Inc.	551,446
132,699	Nabors Industries, Ltd.	1,332,298

See accompanying notes to financial statements.

49

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (Continued)
183,572	Newpark Resources, Inc. (1)	$1,039,017

	Total Energy Equipment & Services	2,922,761

	Food & Staples Retailing (1.5%)
42,100	Sysco Corp.	1,736,625

	Food Products (1.4%)
32,200	Campbell Soup Co.	1,635,438

	Health Care Providers & Services (4.6%)
18,755	Cigna Corp.	2,513,920
39,200	Quest Diagnostics, Inc.	2,663,640

	Total Health Care Providers & Services	5,177,560

	Hotels, Restaurants & Leisure (1.1%)
36,336	International Speedway Corp.	1,260,496

	Household Durables (6.5%)
102,655	Beazer Homes USA, Inc. (1)	1,461,807
113,760	KB Home	1,490,256
40,320	Lennar Corp.	2,018,822
67,315	Toll Brothers, Inc. (1)	2,421,321

	Total Household Durables	7,392,206

	Independent Power and Renewable Electricity Producers (1.8%)
190,100	AES Corp. (The)	2,081,595

	Insurance (3.8%)
28,886	Arch Capital Group, Ltd. (1)	2,163,273
76,205	Assured Guaranty, Ltd.	2,091,065

	Total Insurance	4,254,338

	IT Services (1.1%)
10,000	DST Systems, Inc.	1,221,500

	Machinery (5.3%)
24,609	Dover Corp.	1,585,558
45,000	Kennametal, Inc.	1,265,400
46,455	SPX Corp.	569,074
38,155	SPX FLOW, Inc. (1)	1,293,454
65,198	Terex Corp.	1,307,872

	Total Machinery	6,021,358

	Metals & Mining (4.2%)
73,071	Allegheny Technologies, Inc.	1,074,144
121,407	Commercial Metals Co.	1,744,618
62,440	Worthington Industries, Inc.	1,916,908

	Total Metals & Mining	4,735,670

See accompanying notes to financial statements.

50

TCW Relative Value Mid Cap Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Multi-Utilities (1.2%)
39,900	Avista Corp.	$1,350,615

	Multiline Retail (3.2%)
389,340	J.C. Penney Co., Inc. (1)	3,570,248

	Oil, Gas & Consumable Fuels (2.5%)
143,300	Chesapeake Energy Corp.	1,021,729
44,800	Newfield Exploration Co. (1)	1,800,512

	Total Oil, Gas & Consumable Fuels	2,822,241

	Real Estate Management & Development (1.1%)
7,575	Jones Lang LaSalle, Inc.	1,262,828

	REIT (5.1%)
45,908	Geo Group, Inc. (The)	1,481,451
68,445	Kimco Realty Corp.	1,832,273
41,765	Liberty Property Trust	1,420,845
15,375	Welltower, Inc.	997,376

	Total REIT	5,731,945

	Semiconductors & Semiconductor Equipment (8.2%)
90,900	Cypress Semiconductor Corp.	958,086
63,700	Freescale Semiconductor, Ltd. (1)	2,133,313
20,410	Lam Research Corp.	1,563,202
75,246	Maxim Integrated Products, Inc.	3,083,581
77,348	Teradyne, Inc.	1,509,833

	Total Semiconductors & Semiconductor Equipment	9,248,015

	Specialty Retail (2.5%)
12,935	Asbury Automotive Group, Inc. (1)	1,024,452
65,000	Gap, Inc. (The)	1,769,300

	Total Specialty Retail	2,793,752

	Technology Hardware, Storage & Peripherals (4.8%)
30,100	NetApp, Inc.	1,023,400
46,855	Seagate Technology PLC (Netherlands)	1,783,301
38,680	Western Digital Corp.	2,584,598

	Total Technology Hardware, Storage & Peripherals	5,391,299

	Textiles, Apparel & Luxury Goods (1.7%)
62,343	Coach, Inc.	1,945,102

	Thrifts & Mortgage Finance (3.4%)
119,930	EverBank Financial Corp.	2,069,992
170,225	First Niagara Financial Group, Inc.	1,761,828

	Total Thrifts & Mortgage Finance	3,831,820

	Total Common Stock (Cost: $98,458,735) (99.9%)	112,838,310

See accompanying notes to financial statements.

51

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Number of Shares	Money Market Investments	Value

$238,801	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	$238,801

	Total Money Market Investments (Cost: $238,801) (0.2%)	238,801

	Total Investments (Cost: $98,697,536) (100.1%)	113,077,111
	Liabilities in Excess of Other Assets (-0.1%)	(161,976)

	Net Assets (100.0%)	$112,915,135

Notes to the Schedule of Investments:

REIT	- Real Estate Investment Trust.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

52

TCW Relative Value Mid Cap Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	2.4%
Auto Components	3.6
Banks	9.9
Capital Markets	5.5
Chemicals	1.6
Communications Equipment	3.4
Construction & Engineering	1.8
Consumer Finance	0.7
Containers & Packaging	2.8
Diversified Telecommunication Services	0.6
Energy Equipment & Services	2.6
Food & Staples Retailing	1.5
Food Products	1.4
Health Care Providers & Services	4.6
Hotels, Restaurants & Leisure	1.1
Household Durables	6.5
Independent Power and Renewable Electricity Producers	1.8
Insurance	3.8
IT Services	1.1
Machinery	5.3
Metals & Mining	4.2
Multi-Utilities	1.2
Multiline Retail	3.2
Oil, Gas & Consumable Fuels	2.5
Real Estate Management & Development	1.1
REIT	5.1
Semiconductors & Semiconductor Equipment	8.2
Specialty Retail	2.5
Technology Hardware, Storage & Peripherals	4.8
Textiles, Apparel & Luxury Goods	1.7
Thrifts & Mortgage Finance	3.4
Money Market Investments	0.2

Total	100.1%

See accompanying notes to financial statements.

53

TCW Select Equities Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Beverages (2.1% of Net Assets)
299,700	Monster Beverage Corp. (1)	$40,855,104

	Biotechnology (9.2%)
353,672	Alexion Pharmaceuticals, Inc. (1)	62,246,272
345,813	BioMarin Pharmaceutical, Inc. (1)	40,473,953
598,080	Celgene Corp. (1)	73,390,397

	Total Biotechnology	176,110,622

	Capital Markets (1.9%)
1,184,270	Charles Schwab Corp. (The)	36,143,920

	Food & Staples Retailing (4.6%)
307,844	Costco Wholesale Corp.	48,676,293
389,200	CVS Health Corp.	38,445,176

	Total Food & Staples Retailing	87,121,469

	Food Products (1.9%)
452,195	Mead Johnson Nutrition Co.	37,079,990

	Health Care Technology (7.0%)
378,162	athenahealth, Inc. (1)	57,650,797
1,141,067	Cerner Corp. (1)	75,641,331

	Total Health Care Technology	133,292,128

	Hotels, Restaurants & Leisure (6.3%)
74,285	Chipotle Mexican Grill, Inc. (1)	47,559,486
1,152,830	Starbucks Corp.	72,132,573

	Total Hotels, Restaurants & Leisure	119,692,059

	Insurance (3.4%)
579,090	ACE, Ltd. (Switzerland)	65,749,879

	Internet & Catalog Retail (7.5%)
84,575	Amazon.com, Inc. (1)	52,935,493
61,255	Priceline Group, Inc. (The) (1)	89,079,471

	Total Internet & Catalog Retail	142,014,964

	Internet Software & Services (16.3%)
157,529	Alphabet, Inc. Class C (1)	111,973,189
183,176	Equinix, Inc.	54,344,656
775,155	Facebook, Inc. (1)	79,042,555
270,715	LinkedIn Corp. (1)	65,207,122

	Total Internet Software & Services	310,567,522

	IT Services (4.9%)
1,191,804	Visa, Inc.	92,460,154

See accompanying notes to financial statements.

54

TCW Select Equities Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Life Sciences Tools & Services (2.4%)
317,635	Illumina, Inc. (1)	$45,510,743

	Pharmaceuticals (2.8%)
171,799	Allergan PLC (Ireland) (1)	52,994,837

	REIT (5.1%)
944,072	American Tower Corp.	96,512,481

	Semiconductors & Semiconductor Equipment (2.4%)
950,445	ARM Holdings PLC (United Kingdom) (SP ADR)	45,079,606

	Software (13.8%)
1,071,730	Mobileye NV (Netherlands) (1)	48,785,150
1,406,598	Salesforce.com, Inc. (1)	109,306,730
785,405	ServiceNow, Inc. (1)	64,128,318
711,105	Splunk, Inc. (1)	39,935,657

	Total Software	262,155,855

	Specialty Retail (1.7%)
393,595	Tiffany & Co.	32,447,972

	Textiles, Apparel & Luxury Goods (2.1%)
412,700	Under Armour, Inc. (1)	39,239,516

	Total Common Stock (Cost: $1,086,269,123) (95.4%)	1,815,028,821

	Money Market Investments
103,304,601	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	103,304,601

	Total Money Market Investments (Cost: $103,304,601) (5.4%)	103,304,601

	Total Investments (Cost: $1,189,573,724) (100.8%)	1,918,333,422
	Liabilities in Excess of Other Assets (-0.8%)	(15,217,169)

	Net Assets (100.0%)	$1,903,116,253

Notes to the Schedule of Investments:

REIT	- Real Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

55

TCW Select Equities Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Beverages	2.1%
Biotechnology	9.2
Capital Markets	1.9
Food & Staples Retailing	4.6
Food Products	1.9
Health Care Technology	7.0
Hotels, Restaurants & Leisure	6.3
Insurance	3.4
Internet & Catalog Retail	7.5
Internet Software & Services	16.3
IT Services	4.9
Life Sciences Tools & Services	2.4
Pharmaceuticals	2.8
REIT	5.1
Semiconductors & Semiconductor Equipment	2.4
Software	13.8
Specialty Retail	1.7
Textiles, Apparel & Luxury Goods	2.1
Money Market Investments	5.4

Total	100.8%

See accompanying notes to financial statements.

56

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.5% of Net Assets)
34,210	HEICO Corp.	$1,725,552

	Auto Components (3.1%)
39,600	Dorman Products, Inc. (1)	1,848,528
34,800	Gentherm, Inc. (1)	1,710,768

	Total Auto Components	3,559,296

	Banks (2.4%)
30,344	PacWest Bancorp	1,366,694
34,200	ServisFirst Bancshares, Inc.	1,449,396

	Total Banks	2,816,090

	Beverages (1.9%)
10,300	Boston Beer Co., Inc. (1)	2,261,777

	Biotechnology (4.7%)
72,490	Cepheid, Inc. (1)	2,421,166
28,300	Eagle Pharmaceuticals, Inc. (1)	1,802,993
13,600	Ophthotech Corp. (1)	679,048
5,725	Ultragenyx Pharmaceutical, Inc. (1)	568,779

	Total Biotechnology	5,471,986

	Building Products (0.5%)
15,000	Trex Co., Inc. (1)	586,050

	Capital Markets (4.3%)
76,000	Financial Engines, Inc.	2,444,160
133,200	WisdomTree Investments, Inc.	2,561,436

	Total Capital Markets	5,005,596

	Commercial Services & Supplies (1.2%)
37,600	Healthcare Services Group, Inc.	1,400,976

	Communications Equipment (0.5%)
9,000	Arista Networks, Inc. (1)	580,590

	Distributors (1.8%)
25,100	Core-Mark Holding Co., Inc.	2,040,379

	Diversified Consumer Services (1.7%)
20,015	MarketAxess Holdings, Inc.	2,027,720

	Electrical Equipment (0.9%)
58,520	Power Solutions International, Inc. (1)	1,055,701

	Electronic Equipment, Instruments & Components (2.8%)
42,845	Cognex Corp.	1,610,972
49,389	FARO Technologies, Inc. (1)	1,668,854

	Total Electronic Equipment, Instruments & Components	3,279,826

See accompanying notes to financial statements.

57

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Energy Equipment & Services (1.6%)
15,800	Core Laboratories NV (Netherlands)	$1,838,014

	Food & Staples Retailing (3.7%)
15,290	Pricesmart, Inc.	1,314,634
58,600	United Natural Foods, Inc. (1)	2,956,370

	Total Food & Staples Retailing	4,271,004

	Food Products (2.6%)
68,480	Blue Buffalo Pet Products, Inc. (1)	1,228,531
83,400	Freshpet, Inc. (1)	813,150
84,629	Lifeway Foods, Inc. (1)	960,539

	Total Food Products	3,002,220

	Health Care Equipment & Supplies (5.2%)
69,200	AtriCure, Inc. (1)	1,281,930
4,100	Atrion Corp.	1,512,900
47,900	LDR Holding Corp. (1)	1,211,870
33,900	West Pharmaceutical Services, Inc.	2,034,339

	Total Health Care Equipment & Supplies	6,041,039

	Health Care Providers & Services (4.9%)
93,800	Diplomat Pharmacy, Inc. (1)	2,636,718
45,000	LHC Group, Inc. (1)	2,027,925
35,000	Surgical Care Affiliates, Inc. (1)	1,036,350

	Total Health Care Providers & Services	5,700,993

	Health Care Technology (2.2%)
13,000	athenahealth, Inc. (1)	1,981,850
24,000	Veeva Systems, Inc. (1)	608,880

	Total Health Care Technology	2,590,730

	Hotels, Restaurants & Leisure (6.4%)
44,000	BJ’s Restaurants, Inc. (1)	1,888,920
36,500	Bojangles’, Inc. (1)	606,995
79,700	Habit Restaurants, Inc. (The) (1)	1,903,236
203,000	La Quinta Holdings, Inc. (1)	3,075,450

	Total Hotels, Restaurants & Leisure	7,474,601

	Internet & Catalog Retail (1.0%)
27,400	Wayfair, Inc. (1)	1,158,198

	Internet Software & Services (10.0%)
35,150	Benefitfocus, Inc. (1)	1,123,394
86,040	Cornerstone OnDemand, Inc. (1)	2,710,260
44,400	Demandware, Inc. (1)	2,517,480
39,300	Envestnet, Inc. (1)	1,173,498
55,200	Marketo, Inc. (1)	1,624,536

See accompanying notes to financial statements.

58

TCW Small Cap Growth Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Internet Software & Services (Continued)
40,600	Shutterstock, Inc. (1)	$1,156,288
18,390	SPS Commerce, Inc. (1)	1,320,770

	Total Internet Software & Services	11,626,226

	IT Services (1.5%)
22,800	EPAM Systems, Inc. (1)	1,763,580

	Life Sciences Tools & Services (1.6%)
43,700	INC Research Holdings, Inc. (1)	1,822,727

	Machinery (5.2%)
29,300	CLARCOR, Inc.	1,460,898
55,650	John Bean Technologies Corp.	2,496,459
30,000	RBC Bearings, Inc. (1)	2,051,700

	Total Machinery	6,009,057

	Oil, Gas & Consumable Fuels (1.0%)
43,350	RSP Permian, Inc. (1)	1,188,657

	Pharmaceuticals (2.2%)
61,800	Depomed, Inc. (1)	1,081,500
93,100	Horizon Pharma PLC (Ireland) (1)	1,463,532

	Total Pharmaceuticals	2,545,032

	Professional Services (1.7%)
42,400	WageWorks, Inc. (1)	2,036,048

	Real Estate Management & Development (1.1%)
35,275	RE/MAX Holdings, Inc.	1,328,809

	Semiconductors & Semiconductor Equipment (1.3%)
31,588	Mellanox Technologies, Ltd. (1)	1,488,111

	Software (8.2%)
82,700	FireEye, Inc. (1)	2,162,605
10,400	Imperva, Inc. (1)	734,448
22,050	Proofpoint, Inc. (1)	1,553,202
31,550	Qualys, Inc. (1)	1,114,346
39,950	Splunk, Inc. (1)	2,243,592
8,570	Ultimate Software Group, Inc. (The) (1)	1,751,279

	Total Software	9,559,472

	Specialty Retail (5.2%)
23,200	Asbury Automotive Group, Inc. (1)	1,837,440
37,850	Dick’s Sporting Goods, Inc.	1,686,218
37,880	Five Below, Inc. (1)	1,300,799
118,400	Sportsman’s Warehouse Holdings, Inc. (1)	1,273,984

	Total Specialty Retail	6,098,441

See accompanying notes to financial statements.

59

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Technology Hardware, Storage & Peripherals (2.4%)
24,560	Nimble Storage, Inc. (1)	$555,056
87,400	Stratasys, Ltd. (Israel) (1)	2,228,700

	Total Technology Hardware, Storage & Peripherals	2,783,756

	Textiles, Apparel & Luxury Goods (2.9%)
105,300	Kate Spade & Co. (1)	1,892,241
41,670	Steven Madden, Ltd. (1)	1,452,200

	Total Textiles, Apparel & Luxury Goods	3,344,441

	Total Common Stock (Cost: $102,430,119) (99.2%)	115,482,695

	Money Market Investments
2,328,636	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	2,328,636

	Total Money Market Investments (Cost: $2,328,636) (2.0%)	2,328,636

	Total Investments (Cost: $104,758,755) (101.2%)	117,811,331
	Liabilities in Excess of Other Assets (-1.2%)	(1,375,664)

	Net Assets (100.0%)	$116,435,667

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

60

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	1.5%
Auto Components	3.1
Banks	2.4
Beverages	1.9
Biotechnology	4.7
Building Products	0.5
Capital Markets	4.3
Commercial Services & Supplies	1.2
Communications Equipment	0.5
Distributors	1.8
Diversified Consumer Services	1.7
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	2.8
Energy Equipment & Services	1.6
Food & Staples Retailing	3.7
Food Products	2.6
Health Care Equipment & Supplies	5.2
Health Care Providers & Services	4.9
Health Care Technology	2.2
Hotels, Restaurants & Leisure	6.4
Internet & Catalog Retail	1.0
Internet Software & Services	10.0
IT Services	1.5
Life Sciences Tools & Services	1.6
Machinery	5.2
Oil, Gas & Consumable Fuels	1.0
Pharmaceuticals	2.2
Professional Services	1.7
Real Estate Management & Development	1.1
Semiconductors & Semiconductor Equipment	1.3
Software	8.2
Specialty Retail	5.2
Technology Hardware, Storage & Peripherals	2.4
Textiles, Apparel & Luxury Goods	2.9
Money Market Investments	2.0

Total	101.2%

See accompanying notes to financial statements.

61

TCW SMID Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.1% of Net Assets)
11,950	BE Aerospace, Inc.	$561,053
9,050	HEICO Corp.	456,482

	Total Aerospace & Defense	1,017,535

	Auto Components (1.5%)
10,650	Dorman Products, Inc. (1)	497,142

	Banks (2.1%)
5,520	SVB Financial Group (1)	673,826

	Beverages (2.0%)
3,025	Boston Beer Co., Inc. (1)	664,260

	Biotechnology (5.9%)
8,800	Alkermes PLC (Ireland) (1)	632,896
20,265	Cepheid, Inc. (1)	676,851
5,160	Incyte Corp. (1)	606,455

	Total Biotechnology	1,916,202

	Capital Markets (4.1%)
14,400	Financial Engines, Inc.	463,104
44,350	WisdomTree Investments, Inc.	852,851

	Total Capital Markets	1,315,955

	Diversified Consumer Services (1.5%)
4,900	MarketAxess Holdings, Inc.	496,419

	Electronic Equipment, Instruments & Components (3.0%)
10,990	Cognex Corp. (1)	413,224
16,220	FARO Technologies, Inc. (1)	548,074

	Total Electronic Equipment, Instruments & Components	961,298

	Energy Equipment & Services (1.5%)
4,225	Core Laboratories NV (Netherlands)	491,494

	Food & Staples Retailing (3.2%)
6,220	Pricesmart, Inc.	534,795
10,055	United Natural Foods, Inc. (1)	507,275

	Total Food & Staples Retailing	1,042,070

	Food Products (4.3%)
18,150	Blue Buffalo Pet Products, Inc. (1)	325,611
11,850	Keurig Green Mountain, Inc.	601,387
11,400	WhiteWave Foods Co. (The) (1)	467,172

	Total Food Products	1,394,170

See accompanying notes to financial statements.

62

TCW SMID Cap Growth Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Health Care Equipment & Supplies (3.3%)
1,100	Intuitive Surgical, Inc. (1)	$546,260
9,025	West Pharmaceutical Services, Inc.	541,590

	Total Health Care Equipment & Supplies	1,087,850

	Health Care Providers & Services (3.4%)
27,110	Diplomat Pharmacy, Inc. (1)	762,062
5,190	Health Net, Inc. (1)	333,510

	Total Health Care Providers & Services	1,095,572

	Health Care Technology (2.4%)
5,050	athenahealth, Inc. (1)	769,873

	Hotels, Restaurants & Leisure (7.2%)
12,050	Aramark	365,717
19,650	Habit Restaurants, Inc. (The) (1)	469,242
56,560	La Quinta Holdings, Inc. (1)	856,884
9,000	Wynn Resorts, Ltd.	629,550

	Total Hotels, Restaurants & Leisure	2,321,393

	Internet & Catalog Retail (3.5%)
9,700	TripAdvisor, Inc. (1)	812,666
7,435	Wayfair, Inc. (1)	314,277

	Total Internet & Catalog Retail	1,126,943

	Internet Software & Services (5.6%)
28,350	Cornerstone OnDemand, Inc. (1)	893,025
32,735	Twitter, Inc. (1)	931,638

	Total Internet Software & Services	1,824,663

	Leisure Products (1.4%)
3,950	Polaris Industries, Inc.	443,743

	Life Sciences Tools & Services (3.7%)
4,800	Illumina, Inc. (1)	687,744
12,585	INC Research Holdings, Inc. (1)	524,920

	Total Life Sciences Tools & Services	1,212,664

	Machinery (6.7%)
9,725	CLARCOR, Inc.	484,888
4,510	Graco, Inc.	331,034
4,550	Middleby Corp. (The) (1)	532,077
2,835	WABCO Holdings, Inc. (1)	318,172
6,185	Wabtec Corp.	512,551

	Total Machinery	2,178,722

See accompanying notes to financial statements.

63

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Pharmaceuticals (0.9%)
18,750	Horizon Pharma PLC (Ireland) (1)	$294,750

	Professional Services (1.9%)
12,735	WageWorks, Inc. (1)	611,535

	Road & Rail (1.1%)
4,465	Kansas City Southern	369,523

	Semiconductors & Semiconductor Equipment (2.3%)
26,300	NVIDIA Corp.	746,131

	Software (12.4%)
6,250	ANSYS, Inc. (1)	595,688
26,250	FireEye, Inc. (1)	686,437
6,490	Mobileye NV (Netherlands) (1)	295,425
7,160	ServiceNow, Inc. (1)	584,614
10,765	Splunk, Inc. (1)	604,562
2,900	Tyler Technologies, Inc. (1)	494,044
9,545	Workday, Inc. (1)	753,769

	Total Software	4,014,539

	Specialty Retail (4.4%)
6,750	Asbury Automotive Group, Inc. (1)	534,600
10,325	Dick’s Sporting Goods, Inc.	459,979
17,150	DSW, Inc.	427,721

	Total Specialty Retail	1,422,300

	Technology Hardware, Storage & Peripherals (2.3%)
29,285	Stratasys, Ltd. (Israel) (1)	746,768

	Textiles, Apparel & Luxury Goods (3.7%)
28,035	Kate Spade & Co. (1)	503,789
7,210	Under Armour, Inc. (1)	685,527

	Total Textiles, Apparel & Luxury Goods	1,189,316

	Total Common Stock (Cost: $27,050,370) (98.4%)	31,926,656

	Money Market Investments
845,025	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	845,025

	Total Money Market Investments (Cost: $845,025) (2.6%)	845,025

	Total Investments (Cost: $27,895,395) (101.0%)	32,771,681
	Liabilities in Excess of Other Assets (-1.0%)	(328,889)

	Net Assets (100.0%)	$32,442,792

Notes to the Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

64

TCW SMID Cap Growth Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Aerospace & Defense	3.1%
Auto Components	1.5
Banks	2.1
Beverages	2.0
Biotechnology	5.9
Capital Markets	4.1
Diversified Consumer Services	1.5
Electronic Equipment, Instruments & Components	3.0
Energy Equipment & Services	1.5
Food & Staples Retailing	3.2
Food Products	4.3
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	3.4
Health Care Technology	2.4
Hotels, Restaurants & Leisure	7.2
Internet & Catalog Retail	3.5
Internet Software & Services	5.6
Leisure Products	1.4
Life Sciences Tools & Services	3.7
Machinery	6.7
Pharmaceuticals	0.9
Professional Services	1.9
Road & Rail	1.1
Semiconductors & Semiconductor Equipment	2.3
Software	12.4
Specialty Retail	4.4
Technology Hardware, Storage & Peripherals	2.3
Textiles, Apparel & Luxury Goods	3.7
Money Market Investments	2.6

Total	101.0%

See accompanying notes to financial statements.

65

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund		TCW Global Real Estate Fund		TCW Growth Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$10,771		$752		$4,836		$15,737
Investment in Affiliated Issuers, at Value	—		33,969	(2)	—		—
Cash	—		1,032		—	(3)	—
Receivable for Securities Sold	242		—		—		—
Receivable for Fund Shares Sold	40		12		—		2
Interest and Dividends Receivable	15		31		6		5
Foreign Tax Reclaims Receivable	1		—		—	(3)	—
Receivable from Investment Advisor	9		—		—	(3)	3
Prepaid Expenses	17		20		10		11

Total Assets	11,095		35,816		4,852		15,758

LIABILITIES
Payable for Securities Purchased	—		10		—		—
Payable for Fund Shares Redeemed	—		—		—		29
Disbursements in Excess of Available Cash	214		—		—		—
Accrued Directors’ Fees and Expenses	9		9		9		9
Accrued Compliance Expense	—	(3)	—	(3)	—	(3)	—	(3)
Accrued Management Fees	6		—		3		14
Accrued Distribution Fees	—	(3)	—	(3)	—	(3)	1
Options Written, at Value	—		—		3	(4)	—
Other Accrued Expenses	26		12		7		25

Total Liabilities	255		31		22		78

NET ASSETS	$10,840		$35,785		$4,830		$15,680

NET ASSETS CONSIST OF:
Paid-in Capital	$16,605		$31,012		$4,868		$9,912
Accumulated Net Realized Gain (Loss) on
Investments, Options Written and Foreign
Currency	(6,374)		671		5		2,998
Unrealized Appreciation (Depreciation) of
Investments and Options Written	543		3,865		(42)		2,909
Undistributed Net Investment Income (Loss)	66		237		(1)		(139)

NET ASSETS	$10,840		$35,785		$4,830		$15,680

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$9,386		$33,909		$4,320		$12,176

N Class Share	$1,454		$1,876		$510		$3,504

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	482,528		2,712,818		445,093		1,091,801

N Class Share	75,535		150,801		52,593		316,382

NET ASSET VALUE PER SHARE: (6)
I Class Share	$19.45		$12.50		$9.71		$11.15

N Class Share	$19.25		$12.44		$9.70		$11.08

(1)	The identified cost for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW Growth Equities Fund at October 31, 2015 was $10,228, $895, $4,879 and $12,828, respectively.
(2)	The identified cost for investments in affiliated issuers for the TCW Conservative Allocation Fund was $29,961.
(3)	Amount rounds to less than $1.
(4)	Premium received $4.
(5)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund and the TCW Global Real Estate Fund is 2,000,000,000 for each of the I Class and N Class shares, and the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

66

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW High Dividend Equities Fund		TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$4,443		$1,053,284	$695,394	$113,078
Receivable for Securities Sold	167		4,223	—	452
Receivable for Fund Shares Sold	—		945	536	74
Interest and Dividends Receivable	9		852	575	36
Receivable from Investment Advisor	1		—	—	1
Prepaid Expenses	10		40	32	21

Total Assets	4,630		1,059,344	696,537	113,662

LIABILITIES
Payable for Securities Purchased	128		1,241	—	532
Payable for Fund Shares Redeemed	—		1,501	2,878	77
Disbursements in Excess of Available Cash	—		1,269	—	—
Accrued Directors’ Fees and Expenses	9		9	9	9
Accrued Compliance Expense	—	(2)	2	1	—	(2)
Accrued Management Fees	2		657	438	78
Accrued Distribution Fees	—	(2)	182	5	4
Options Written, at Value	5	(3)	—	—	—
Other Accrued Expenses	8		245	165	47

Total Liabilities	152		5,106	3,496	747

NET ASSETS	$4,478		$1,054,238	$693,041	$112,915

NET ASSETS CONSIST OF:
Paid-in Capital	$5,049		$941,047	$467,623	$92,226
Accumulated Net Realized Gain (Loss) on
Investments and Options Written	(237)		(92,971)	24,763	6,229
Unrealized Appreciation (Depreciation) of
Investments and Written Options	(337)		206,162	194,321	14,380
Undistributed Net Investment Income	3		—	6,334	80

NET ASSETS	$4,478		$1,054,238	$693,041	$112,915

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$3,969		$175,694	$667,957	$93,356

N Class Share	$509		$878,544	$25,084	$19,559

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	441,836		10,654,696	30,374,554	4,161,387

N Class Share	56,604		52,409,559	1,144,669	893,104

NET ASSET VALUE PER SHARE: (5)
I Class Share	$8.98		$16.49	$21.99	$22.43

N Class Share	$8.98		$16.76	$21.91	$21.90

(1)	The identified cost for the TCW High Dividend Equities Fund, the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund and the TCW Relative Value Mid Cap Fund at October 31, 2015 was $4,780, $847,122, $501,073 and $98,698, respectively.
(2)	Amount rounds to less than $1.
(3)	Premium received $5.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW High Dividend Equities Fund, the TCW Relative Value Dividend Appreciation Fund and the TCW Relative Value Large Cap Fund is 2,000,000,000 for each of the I and N class shares, and the TCW Relative Value Mid Cap Fund is 4,000,000,000 for each of the I and N class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

67

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$1,918,334	$117,812	$32,771
Receivable for Securities Sold	14,556	103	—
Receivable for Fund Shares Sold	5,719	23	—
Interest and Dividends Receivable	2,265	13	5
Receivable from Investment Advisor	—	—	14
Prepaid Expenses	61	12	18

Total Assets	1,940,935	117,963	32,808

LIABILITIES
Payable for Securities Purchased	32,859	979	297
Payable for Fund Shares Redeemed	3,374	373	—
Accrued Directors’ Fees and Expenses	9	9	9
Accrued Compliance Expense	3	2	—	(2)
Accrued Management Fees	1,152	104	28
Accrued Distribution Fees	54	5	5
Other Accrued Expenses	368	55	26

Total Liabilities	37,819	1,527	365

NET ASSETS	$1,903,116	$116,436	$32,443

NET ASSETS CONSIST OF:
Paid-in Capital	$1,037,196	$82,769	$26,274
Accumulated Net Realized Gain on Investments	137,161	20,614	1,631
Unrealized Appreciation of Investments	728,760	13,053	4,876
Undistributed Net Investment Loss	(1)	—	(338)

NET ASSETS	$1,903,116	$116,436	$32,443

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,629,090	$92,601	$10,598

N Class Share	$274,026	$23,835	$21,845

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	54,945,695	3,459,505	793,215

N Class Share	9,817,530	954,798	1,634,475

NET ASSET VALUE PER SHARE: (4)
I Class Share	$29.65	$26.77	$13.36

N Class Share	$27.91	$24.96	$13.36

(1)	The identified cost for the TCW Select Equities Fund, the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund at October 31, 2015 was $1,189,574, $104,759 and $27,895, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Select Equities Fund is 1,667,000,000 for each of the I Class and N Class shares, for the TCW Small Cap Growth Fund is 1,666,000,000 each of the I Class and N Class shares and for the TCW SMID Cap Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

68

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund	TCW Global Real Estate Fund (1)		TCW Growth Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$222	(2)	$— (3)	$77	(2)	$135 (2)
Dividends from Investment in Affiliated Issuers	—		415	—		—

Total	222		415	77		135

Expenses:
Management Fees	84		—	16		227
Accounting Services Fees	3		5	2		5
Administration Fees	2		3	1		2
Transfer Agent Fees:
I Class	4		3	—	(3)	5
N Class	3		1	—	(3)	5
Custodian Fees	18		5	11		11
Professional Fees	26		17	28		27
Directors’ Fees and Expenses	27		26	24		26
Registration Fees:
I Class	17		16	16		17
N Class	16		16	16		17
Distribution Fees:
N Class	5		4	1		11
Compliance Expense	—	(3)	1	—	(3)	1
Shareholder Reporting Expense	2		1	7		5
Other	2		3	4		3

Total	209		101	126		362

Less Expenses Borne by Investment Advisor:
I Class	40		—	61		48
N Class	28		11	36		40

Net Expenses	141		90	29		274

Net Investment Income (Loss)	81		325	48		(139)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	2,083		213	(3)		4,059
Investments in Affiliated Issuers	—		36	—		—
Realized Gain Distributed from
Affiliated Issuers	—		610	—		—
Foreign Currency	—		—	(3)		—
Options Written	—		—	9		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,946)		(1)	(43)		(4,755)
Investments in Affiliated Issuers	—		(5)	—		—
Options Written	—		—	1		—

Net Realized and Unrealized Gain (Loss) on Investments	137		853	(39)		(696)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$218		$1,178	$9		$(835)

(1)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015.
(2)	Net of foreign taxes withheld of $3, $2 and $1 for the TCW Concentrated Value Fund, the TCW Global Real Estate Fund and the TCW Growth Equities Fund, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

69

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW High Dividend Equities Fund (1)		TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$138	(2)	$29,779 (2)	$14,374 (2)	$2,216 (2)

Total	138		29,779	14,374	2,216

Expenses:
Management Fees	22		8,362	5,344	1,079
Accounting Services Fees	2		109	70	16
Administration Fees	1		65	42	9
Transfer Agent Fees:
I Class	—	(3)	118	554	58
N Class	—	(3)	922	23	22
Custodian Fees	8		21	18	10
Professional Fees	28		44	37	29
Directors’ Fees and Expenses	23		26	26	26
Registration Fees:
I Class	16		25	25	20
N Class	16		39	18	19
Distribution Fees:
N Class	1		2,307	67	65
Compliance Expense	—	(3)	8	15	3
Shareholder Reporting Expense	7		7	5	8
Other	4		134	79	23

Total	128		12,187	6,323	1,387

Less Expenses Borne by Investment Advisor:
I Class	60		—	—	—
N Class	30		—	11	25

Net Expenses	38		12,187	6,312	1,362

Net Investment Income	100		17,592	8,062	854

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(247)		64,155	53,805	15,816
Options Written	10		—	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(337)		(78,953)	(57,453)	(22,175)
Options Written	—	(3)	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Options Written	(574)		(14,798)	(3,648)	(6,359)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(474)		$2,794	$4,414	$(5,505)

(1)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015.
(2)	Net of foreign taxes withheld of $0, $13, $8 and $1 for the TCW High Dividend Equities Fund, the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund and the TCW Relative Value Mid Cap Fund, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

70

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$14,062	$433 (1)	$174 (1)

Total	14,062	433	174

Expenses:
Management Fees	13,209	1,489	458
Accounting Services Fees	164	16	7
Administration Fees	99	9	4
Transfer Agent Fees:
I Class	1,345	56	2
N Class	197	30	1
Custodian Fees	32	22	13
Professional Fees	53	30	29
Directors’ Fees and Expenses	26	26	26
Registration Fees:
I Class	32	19	17
N Class	24	18	17
Distribution Fees:
N Class	533	74	60
Compliance Expense	36	1	1
Shareholder Reporting Expense	10	9	5
Other	232	37	4

Total	15,992	1,836	644

Less Expenses Borne by Investment Advisor:
I Class	—	—	16
N Class	—	38	78

Net Expenses	15,992	1,798	550

Net Investment Loss	(1,930)	(1,365)	(376)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments	162,929	29,359	2,150
Change in Unrealized Appreciation (Depreciation) on:
Investments	82,304	(30,338)	(5,298)

Net Realized and Unrealized Gain (Loss) on Investments	245,233	(979)	(3,148)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$243,303	$(2,344)	$(3,524)

(1)	Net of foreign taxes withheld of $7 and $2 for the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund, respectively.

See accompanying notes to financial statements.

71

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$81	$49	$325	$292
Net Realized Gain on Investments	2,083	1,056	859	552
Change in Unrealized Appreciation (Depreciation) on Investments	(1,946)	743	(6)	1,137

Increase in Net Assets Resulting from Operations	218	1,848	1,178	1,981

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(42)	(36)	(332)	(512)
N Class	(9)	(4)	(4)	(13)
Distributions from Net Realized Gain:
I Class	—	—	(158)	—
N Class	—	—	(4)	—

Total Distributions to Shareholders	(51)	(40)	(498)	(525)

NET CAPITAL SHARE TRANSACTIONS
I Class	(720)	751	2,508	2,213
N Class	(381)	666	1,044	(284)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(1,101)	1,417	3,552	1,929

Increase (Decrease) in Net Assets	(934)	3,225	4,232	3,385
NET ASSETS
Beginning of Year	11,774	8,549	31,553	28,168

End of Year	$10,840	$11,774	$35,785	$31,553

Undistributed Net Investment Income	$66	$35	$237	$109

See accompanying notes to financial statements.

72

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund	TCW Growth Equities Fund
	December 1, 2014 (Commencement of Operations) through October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$48	$(139)	$(174)
Net Realized Gain on Investments, Options Written and Foreign Currency Transactions	3	4,059	3,066
Change in Unrealized Depreciation on Investments and Options Written	(42)	(4,755)	(1,084)

Increase (Decrease) in Net Assets Resulting from Operations	9	(835)	1,808

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(35)	—	—
N Class	(12)	—	—
Distributions from Net Realized Gain:
I Class	—	(2,007)	(8,090)
N Class	—	(502)	(2,308)

Total Distributions to Shareholders	(47)	(2,509)	(10,398)

NET CAPITAL SHARE TRANSACTIONS
I Class	4,343	(7,005)	4,634
N Class	525	(1,169)	897

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	4,868	(8,174)	5,531

Increase (Decrease) in Net Assets	4,830	(11,518)	(3,059)
NET ASSETS
Beginning of Year	—	27,198	30,257

End of Year	$4,830	$15,680	$27,198

Undistributed Net Investment Income (Loss)	$(1)	$(139)	$—

See accompanying notes to financial statements.

73

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW High Dividend Equities Fund	TCW Relative Value Dividend Appreciation Fund
	December 1, 2014 (Commencement of operations) through October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$100	$17,592	$16,460
Net Realized Gain (Loss) on Investments and Options Written	(237)	64,155	75,270
Change in Unrealized Appreciation (Depreciation) on Investments and Options Written	(337)	(78,953)	40,524

Increase (Decrease) in Net Assets Resulting from Operations	(474)	2,794	132,254

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(83)	(3,223)	(3,214)
N Class	(14)	(13,035)	(12,413)

Total Distributions to Shareholders	(97)	(16,258)	(15,627)

NET CAPITAL SHARE TRANSACTIONS
I Class	4,479	(17,193)	702
N Class	570	(80,902)	(15,193)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,049	(98,095)	(14,491)

Increase (Decrease) in Net Assets	4,478	(111,559)	102,136
NET ASSETS
Beginning of Year	—	1,165,797	1,063,661

End of Year	$4,478	$1,054,238	$1,165,797

Undistributed Net Investment Income	$3	$—	$—

See accompanying notes to financial statements.

74

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund		TCW Relative Value Mid Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$8,062	$6,893	$854	$617
Net Realized Gain on Investments	53,805	33,964	15,816	20,011
Change in Unrealized Appreciation (Depreciation) on Investments	(57,453)	54,700	(22,175)	(5,406)

Increase (Decrease) in Net Assets Resulting from Operations	4,414	95,557	(5,505)	15,222

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(6,775)	(6,862)	(506)	(520)
N Class	(214)	(802)	(90)	(98)
Distributions from Net Realized Gain:
I Class	—	—	(13,135)	(9,698)
N Class	—	—	(3,290)	(3,696)

Total Distributions to Shareholders	(6,989)	(7,664)	(17,021)	(14,012)

NET CAPITAL SHARE TRANSACTIONS
I Class	(30,072)	78,398	(3,473)	(4,460)
N Class	(4,385)	(55,337)	(4,367)	(8,482)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(34,457)	23,061	(7,840)	(12,942)

Increase (Decrease) in Net Assets	(37,032)	110,954	(30,366)	(11,732)
NET ASSETS
Beginning of Year	730,073	619,119	143,281	155,013

End of Year	$693,041	$730,073	$112,915	$143,281

Undistributed Net Investment Income	$6,334	$5,419	$80	$97

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(1,930)	$(2,982)	$(1,365)	$(2,151)
Net Realized Gain on Investments	162,929	72,793	29,359	42,235
Change in Unrealized Appreciation (Depreciation) on Investments	82,304	114,136	(30,338)	(22,398)

Increase (Decrease) in Net Assets Resulting from Operations	243,303	183,947	(2,344)	17,686

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(79)	—	—
Distributions from Net Realized Gain:
I Class	(50,376)	(42,602)	(22,038)	(20,781)
N Class	(7,121)	(13,105)	(5,353)	(17,176)

Total Distributions to Shareholders	(57,497)	(55,786)	(27,391)	(37,957)

NET CAPITAL SHARE TRANSACTIONS
I Class	(144,323)	176,067	(24,331)	(15,300)
N Class	23,002	(169,232)	(2,591)	(77,622)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(121,321)	6,835	(26,922)	(92,922)

Increase (Decrease) in Net Assets	64,485	134,996	(56,657)	(113,193)
NET ASSETS
Beginning of Year	1,838,631	1,703,635	173,093	286,286

End of Year	$1,903,116	$1,838,631	$116,436	$173,093

Undistributed Net Investment Income (Loss)	$(1)	$62	$—	$1

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW SMID Cap Growth Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(376)	$(428)
Net Realized Gain on Investments	2,150	6,062
Change in Unrealized Depreciation on Investments	(5,298)	(3,213)

Increase (Decrease) in Net Assets Resulting from Operations	(3,524)	2,421

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	(736)	—
N Class	(750)	—

Total Distributions to Shareholders	(1,486)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(15,665)	(3,952)
N Class	710	(222)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(14,955)	(4,174)

Decrease in Net Assets	(19,965)	(1,753)
NET ASSETS
Beginning of Year	52,408	54,161

End of Year	$32,443	$52,408

Undistributed Net Investment Loss	$(338)	$(382)

See accompanying notes to financial statements.

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TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 23 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 11 U.S. Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of companies with market capitalizations of greater than $3 billion dollars at the time of acquisition.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising Russell Mid Cap Growth Index.

TCW High Dividend Equities Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in equity securities listed on U.S. financial markets.

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with capital appreciation as a secondary objective, by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations at the time of acquisition, within the capitalization ranges of the companies comprising the Russell Mid Cap Value Index.

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Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing primarily in equity securities of mid- and large-capitalization companies.

TCW Small Cap Growth Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization range of the companies comprising the Russell 2000 Growth Index

TCW SMID Cap Growth Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies with market capitalizations at the time of acquisition, within the capitalization range of companies comprising the Russell 2500 Growth Index.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income and, secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

All Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Conservative Allocation Fund invests in other TCW Funds and in Metropolitan West Funds which are affiliated funds.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Net Asset Value:    The net asset value per share (“NAV”) of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities for which over-the-counter (“OTC”) market

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Note 2 — Significant Accounting Policies (Continued)

quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers. Options are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Open-end mutual funds are valued based on the NAV as reported by those mutual fund companies.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in their financial statements a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent

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Note 2 — Significant Accounting Policies (Continued)

that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities:    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and are categorized in Level 2 of the fair value hierarchy.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Master Limited Partnerships.    Master Limited Partnerships are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Mutual Funds. Open-end Mutual funds are valued using the net asset value as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair valued using quoted prices from the applicable exchange; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities held in non-public entities, including illiquid Rule 144A securities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on observability of the inputs.

The Funds, with the exception of the TCW Global Real Estate Fund, categorized their investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, as of October 31, 2015.

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Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used of as of October 31, 2015 in valuing the TCW Global Real Estate Fund.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Household Durables	$410,609	$—	$—	$410,609
Internet Software & Services	74,466	—	—	74,466
REIT	2,598,220	989,929	—	3,588,149
Real Estate Management & Development	1,646	504,660	—	506,306

Total Common Stock	3,084,941	1,494,589	—	4,579,530

Preferred Stock
REIT	83,386	—	—	83,386

Total Preferred Stock	83,386	—	—	83,386

Money Market Investments	173,014	—	—	173,014

Total Investments	$3,341,341	$1,494,589	$—	$4,835,930

Liability Derivatives
Written Options
Equity Risk	$(2,869)	$—	$—	$(2,869)

Total	$(2,869)	$—	$—	$(2,869)

The Funds held no investments or other financial instruments at October 31, 2015 for which fair value was calculated using Level 3 inputs.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy for the year ended October 31, 2015.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Distributions received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of

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Note 2 — Significant Accounting Policies (Continued)

Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2015, the TCW Global Real Estate Fund and the TCW High Dividend Equities Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or Shares/Units):

	Equity Risk	Total
TCW Global Real Estate Fund
Statements of Asset and Liabilities:
Liability Derivatives
Written Options	$(3)	$(3)

Total Value	$(3)	$(3)

Statement of Operations:
Realized Gain (Loss) on
Investments (1)	$(1)	$(1)
Written Options	9	9

Total Realized Gain	$8	$8

Change in Unrealized Appreciation on:
Written Options	$1	$1

Total Change in Unrealized Appreciation	$1	$1

Number of Contracts (2)
Purchased Options	6	6
Written Options	31	31

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Equity Risk	Total
TCW High Dividend Equities Fund
Statements of Asset and Liabilities:
Liability Derivatives
Written Options	$(5)	$(5)

Total Value	$(5)	$(5)

Statement of Operations:
Realized Gain on
Written Options	$10	$10

Total Realized Gain	$10	$10

Change in Unrealized Appreciation on:
Written Options	$— (3)	$— (3)

Total Change in Unrealized Appreciation	$—	$—

Number of Contracts (2)
Written Options	10	10

(1)	Represents realized loss for purchased options.
(2)	Amount disclosed represents average number of contracts, which is representative of the volume traded for the year ended October 31, 2015.
(3)	Amount rounds to less than $1.

Options:    The Funds may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses. Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to

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Note 2 — Significant Accounting Policies (Continued)

meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2015, the TCW Global Real Estate Fund and the TCW High Dividend Equities Fund had written options. Open written options are listed on the Schedule of Investments.

Transactions in written option contracts for the year ended October 31, 2015, were as follows:

TCW Global Real Estate Fund	Call Contracts	Call Premiums
Options outstanding at December 1, 2014 (Commencement of Operations)	—	$—
Options written	163	14,742
Options terminated in closing purchase transactions	(1)	(364)
Options exercised	(7)	(1,269)
Options expired	(115)	(8,945)

Options outstanding at October 31, 2015	40	$4,164

TCW High Dividend Equities Fund	Call Contracts	Call Premiums
Options outstanding at December 1, 2014 (Commencement of Operations)	—	$—
Options written	87	26,536
Options terminated in closing purchase transactions	(15)	(5,834)
Options exercised	(24)	(10,935)
Options expired	(22)	(4,414)

Options outstanding at October 31, 2015	26	$5,353

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits each Fund, under certain circumstances including an

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Note 2 — Significant Accounting Policies (Continued)

event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2015.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral In short-term investments. The Funds did not lend any securities during the year ended October 31, 2015.

Allocation of Operating Activity for Multiple Classes    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund, the TCW High Dividend Equities Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of a security are recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

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Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest of the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

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Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

For the years ended October 31, 2015 and 2014, the Fund below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2015	2014
TCW High Dividend Equities Fund	$226	$—

At October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$59	$—	$59
TCW Conservative Allocation Fund	238	729	967
TCW Global Real Estate Fund	6	1	7
TCW Growth Equities Fund	—	3,201	3,201
TCW High Dividend Equities Fund	3	—	3
TCW Relative Value Large Cap Fund	6,336	26,895	33,231
TCW Relative Value Mid Cap Fund	80	13,512	13,592
TCW Select Equities Fund	12,885	124,880	137,765
TCW Small Cap Growth Fund	—	21,447	21,447
TCW SMID Cap Growth Fund	—	1,881	1,881

For the prior fiscal year ended October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$35	$—	$35
TCW Conservative Allocation Fund	109	240	349
TCW Growth Equities Fund	499	2,009	2,508
TCW Relative Value Large Cap Fund	5,420	—	5,420
TCW Relative Value Mid Cap Fund	—	16,422	16,422
TCW Select Equities Fund	3,368	54,121	57,489
TCW Small Cap Growth Fund	5,596	18,863	24,459
TCW SMID Cap Growth Fund	—	1,486	1,486

Permanent differences incurred during the year ended October 31, 2015, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
TCW Concentrated Value Fund	$1	$(1)	$—
TCW Conservative Allocation Fund	139	(228)	89
TCW Global Real Estate Fund	(2)	2	—	(1)
TCW Growth Equities Fund	— (1)	(964)	964
TCW High Dividend Equities Fund	— (1)	— (1)	—	(1)
TCW Relative Value Dividend Appreciation Fund	(1,334)	1,814	(480)
TCW Relative Value Large Cap Fund	(158)	(2,929)	3,087
TCW Relative Value Midcap Fund	(275)	4,351	(4,076)
TCW Select Equities Fund	1,867	(23,764)	21,897
TCW Small Cap Growth Fund	1,364	(4,651)	3,287
TCW SMID Cap Growth Fund	420	(433)	13

(1)	Amount rounds to less than 1

88

TCW Funds, Inc.

October 31, 2015

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2015, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$51	$—	$51
TCW Conservative Allocation Fund	336	162	498
TCW Global Real Estate Fund	47	—	47
TCW Growth Equities Fund	499	2,010	2,509
TCW High Dividend Equities Fund	97	—	97
TCW Relative Value Dividend Appreciation Fund	16,258	—	16,258
TCW Relative Value Large Cap Fund	6,989	—	6,989
TCW Relative Value Mid Cap Fund	596	16,425	17,021
TCW Select Equities Fund	3,370	54,127	57,497
TCW Small Cap Growth Fund	8,498	18,893	27,391
TCW SMID Cap Growth Fund	—	1,486	1,486

During the prior fiscal year ended October 31, 2014, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$40	$—	$40
TCW Conservative Allocation Fund	525	—	525
TCW Growth Equities Fund	2,263	8,135	10,398
TCW Relative Value Dividend Appreciation Fund	15,627	—	15,627
TCW Relative Value Large Cap Fund	7,664	—	7,664
TCW Relative Value Mid Cap Fund	1,122	12,890	14,012
TCW Select Equities Fund	1,245	54,541	55,786
TCW Small Cap Growth Fund	—	37,957	37,957

At October 31, 2015, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$886	$(353)	$533	$10,238
TCW Conservative Allocation Fund	4,328	(521)	3,807	30,914
TCW Global Real Estate Fund	126	(170)	(44)	4,880
TCW Growth Equities Fund	3,708	(1,000)	2,708	13,029
TCW High Dividend Equities Fund	42	(390)	(348)	4,791
TCW Relative Value Dividend Appreciation Fund	228,551	(19,843)	208,708	844,576
TCW Relative Value Large Cap Fund	211,170	(18,983)	192,187	503,207
TCW Relative Value Midcap Fund	22,890	(9,717)	13,173	99,905
TCW Select Equities Fund	730,113	(1,957)	728,156	1,190,178
TCW Small Cap Growth Fund	21,362	(9,140)	12,222	105,590
TCW SMID Cap Growth Fund	6,262	(1,636)	4,626	28,145

At October 31, 2015, the following Funds had net realized loss carryforwards for federal income tax purposes. These losses were incurred in taxable years prior to December 22, 2010 (amounts in thousands).

	Expiring in 2016	Expiring in 2017
TCW Concentrated Value Fund	$—	$6,357
TCW Relative Value Dividend Appreciation Fund	—	95,517
TCW Relative Value Midcap Fund (1)	690	—

(1)	Utilization of the loss subject to limitations under Section 382 of the Internal Revenue Code.

89

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following Fund had net realized loss that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

Short-Term Capital Losses
TCW High Dividend Equities Fund	$226

The Funds did not have any unrecognized tax benefits at October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2015. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Global Real Estate Fund	0.80%
TCW Growth Equities Fund	1.00%
TCW High Dividend Equities Fund	0.65%
TCW Relative Value Dividend Appreciation Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly, as a shareholder in the affiliated funds.

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, a portion of the Advisor’s costs associated with operating the Funds’ Rule 38a-1 compliance program. These amounts are included in the Statements of Operations.

90

TCW Funds, Inc.

October 31, 2015

Note 5 — Fund Management Fees and Other Expenses (Continued)

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Concentrated Value Fund
I Class	1.09%	(1)
N Class	1.09%	(1)
TCW Conservative Allocation Fund
I Class	0.85%	(1)
N Class	0.85%	(1)
TCW Global Real Estate Fund
I Class	1.46%	(1)
N Class	1.46%	(1)
TCW Growth Equities Fund
I Class	1.20%	(1)
N Class	1.20%	(1)
TCW High Dividend Equities Fund
I Class	1.18%	(1)
N Class	1.18%	(1)
TCW Relative Value Dividend Appreciation Fund
I Class	1.17%	(2)
N Class	1.17%	(2)
TCW Relative Value Large Cap Fund
I Class	1.16%	(2)
N Class	1.16%	(2)
TCW Relative Value Mid Cap Fund
I Class	1.21%	(1)
N Class	1.21%	(1)
TCW Select Equities Fund
I Class	1.17%	(2)
N Class	1.17%	(2)
TCW Small Cap Growth Fund
I Class	1.36%	(2)
N Class	1.36%	(2)
TCW SMID Cap Growth Fund
I Class	1.20%	(1)
N Class	1.20%	(1)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)	Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2015. These limitations are voluntary and terminable in a six month notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to

91

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Distribution Plan (Continued)

Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Transactions with Affiliates

The summary of TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2015 is as follows:

Name of Affiliated Fund	Number of Shares Held Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held End of Year	Value at End of Year (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)
Metropolitan West Total Return Bond Fund—I Class	554,686	202,787	(68,879)	688,594	$7,451	$117	$15
TCW Global Real Estate Fund—I Class	—	147,980	(13,813)	134,167	1,303	21	—
TCW Growth Equities Fund—I Class	115,248	34,120	(82,779)	66,589	742	—	155
TCW High Dividend Equities Fund—I Class	—	183,736	(17,038)	166,698	1,499	24	—
TCW Relative Value Large Cap Fund—I Class	223,994	42,288	(81,267)	185,015	4,068	48	—
TCW Relative Value Mid Cap Fund—I Class	60,457	18,062	(53,539)	24,980	560	7	184
TCW Select Equities Fund—I Class	268,965	58,305	(82,924)	244,346	7,245	—	224
TCW Total Return Bond Fund—I Class	814,503	366,959	(101,639)	1,079,823	11,101	198	32

Total					$33,969	$415	$610

The ownership percentage of TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2015 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Total Return Bond Fund	0.01%
TCW Global Real Estate Fund	26.97%
TCW Growth Equities Fund	4.74%
TCW High Dividend Equities Fund	33.47%
TCW Relative Value Large Cap Fund	0.59%
TCW Relative Value Mid Cap Fund	0.50%
TCW Select Equities Fund	0.38%
TCW Total Return Bond Fund	0.13%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Metropolitan West Total Return Bond Fund and the TCW Total Return Bond Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

92

TCW Funds, Inc.

October 31, 2015

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2015, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Concentrated Value Fund	$10,404	$11,156	$—	$—
TCW Conservative Allocation Fund	13,218	9,776	—	—
TCW Global Real Estate Fund	5,191	482	—	—
TCW Growth Equities Fund	12,824	23,740	—	—
TCW High Dividend Equities Fund	7,682	2,931	—	—
TCW Relative Value Dividend Appreciation Fund	197,551	263,264	—	—
TCW Relative Value Large Cap Fund	149,902	189,569	—	—
TCW Relative Value Midcap Fund	30,697	54,076	—	—
TCW Select Equities Fund	470,402	671,867	—	—
TCW Small Cap Growth Fund	117,279	172,482	—	—
TCW SMID Cap Growth Fund	25,724	42,507	—	—

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	248,452	$4,959	136,189	$2,464
Shares Issued upon Reinvestment of Dividends	1,992	41	2,110	36
Shares Redeemed	(282,615)	(5,720)	(99,718)	(1,749)

Net Increase (Decrease)	(32,171)	$(720)	38,581	$751

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	123,883	$2,456	60,228	$1,087
Shares Issued upon Reinvestment of Dividends	453	9	251	4
Shares Redeemed	(142,926)	(2,846)	(24,415)	(425)

Net Increase (Decrease)	(18,590)	$(381)	36,064	$666

TCW Conservative Allocation Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	458,599	$5,727	638,319	$7,515
Shares Issued upon Reinvestment of Dividends	39,547	484	41,922	491
Shares Redeemed	(297,993)	(3,703)	(493,402)	(5,793)

Net Increase	200,153	$2,508	186,839	$2,213

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	359,303	$4,480	7,837	$92
Shares Issued upon Reinvestment of Dividends	632	8	1,083	13
Shares Redeemed	(275,435)	(3,444)	(32,810)	(389)

Net Increase (Decrease)	84,500	$1,044	(23,890)	$(284)

93

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Global Real Estate Fund	December 1, 2014 (Commencement of Operations) through October 31, 2015
I Class	Shares	Amount (in thousands)
Shares Sold	458,267	$4,477
Shares Issued upon Reinvestment of Dividends	3,584	35
Shares Redeemed	(16,758)	(169)

Net Increase	445,093	$4,343

N Class	Shares	Amount (in thousands)
Shares Sold	51,405	$514
Shares Issued upon Reinvestment of Dividends	1,188	11
Shares Redeemed	—	—

Net Increase	52,593	$525

TCW Growth Equities Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	96,539	$1,198	340,335	$4,739
Shares Issued upon Reinvestment of Dividends	160,008	1,920	592,022	7,643
Shares Redeemed	(834,043)	(10,123)	(529,465)	(7,748)

Net Increase (Decrease)	(577,496)	$(7,005)	402,892	$4,634

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	29,125	$353	70,713	$945
Shares Issued upon Reinvestment of Dividends	41,507	494	176,825	2,269
Shares Redeemed	(164,135)	(2,016)	(176,507)	(2,317)

Net Increase (Decrease)	(93,503)	$(1,169)	71,031	$897

TCW High Dividend Equities Fund	December 1, 2014 (Commencement of Operations) through October 31, 2015
I Class	Shares	Amount (in thousands)
Shares Sold	452,841	$4,598
Shares Issued upon Reinvestment of Dividends	6,033	57
Shares Redeemed	(17,038)	(176)

Net Increase	441,836	$4,479

N Class	Shares	Amount (in thousands)
Shares Sold	59,709	$598
Shares Issued upon Reinvestment of Dividends	1,477	14
Shares Redeemed	(4,582)	(42)

Net Increase	56,604	$570

94

TCW Funds, Inc.

October 31, 2015

Note 9 — Capital Share Transactions (Continued)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,575,298	$26,538	3,552,551	$56,549
Shares Issued upon Reinvestment of Dividends	183,083	3,014	183,900	2,981
Shares Redeemed	(2,794,008)	(46,745)	(3,708,625)	(58,828)

Net Increase (Decrease)	(1,035,627)	$(17,193)	27,826	$702

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	8,160,662	$139,279	14,048,501	$225,770
Shares Issued upon Reinvestment of Dividends	769,641	12,885	741,128	12,266
Shares Redeemed	(13,622,511)	(233,066)	(15,532,451)	(253,229)

Net Decrease	(4,692,208)	$(80,902)	(742,822)	$(15,193)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2015		Year Ended October 31, 2014

I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,555,127	$125,156	9,430,786	$198,832
Shares Issued upon Reinvestment of Dividends	290,398	6,627	329,438	6,730
Shares Redeemed	(7,174,838)	(161,855)	(5,982,918)	(127,164)

Net Increase (Decrease)	(1,329,313)	$(30,072)	3,777,306	$78,398

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	189,992	$4,291	1,394,553	$29,254
Shares Issued upon Reinvestment of Dividends	9,147	208	38,905	795
Shares Redeemed	(396,847)	(8,884)	(3,972,849)	(85,386)

Net Decrease	(197,708)	$(4,385)	(2,539,391)	$(55,337)

TCW Relative Value Midcap Fund	Year Ended October 31, 2015		Year Ended October 31, 2014

I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	338,696	$8,340	843,826	$22,252
Shares Issued upon Reinvestment of Dividends	547,757	13,217	385,371	9,842
Shares Redeemed	(1,038,994)	(25,030)	(1,363,414)	(36,554)

Net Decrease	(152,541)	$(3,473)	(134,217)	$(4,460)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	53,145	$1,279	157,263	$4,077
Shares Issued upon Reinvestment of Dividends	136,665	3,227	146,281	3,667
Shares Redeemed	(387,910)	(8,873)	(626,900)	(16,226)

Net Decrease	(198,100)	$(4,367)	(323,356)	$(8,482)

95

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Select Equities Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	15,387,856	$425,189	24,192,812	$612,787
Shares Issued upon Reinvestment of Dividends	749,179	19,883	768,879	19,314
Shares Redeemed	(21,518,847)	(589,395)	(18,003,954)	(456,034)

Net Increase (Decrease)	(5,381,812)	$(144,323)	6,957,737	$176,067

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,438,725	$90,685	2,177,573	$52,057
Shares Issued upon Reinvestment of Dividends	273,878	6,858	533,793	12,710
Shares Redeemed	(2,890,875)	(74,541)	(9,738,846)	(233,999)

Net Increase (Decrease)	821,728	$23,002	(7,027,480)	$(169,232)

TCW Small Cap Growth Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	400,913	$11,955	1,484,889	$47,783
Shares Issued upon Reinvestment of Dividends	741,101	21,432	594,180	20,000
Shares Redeemed	(1,918,943)	(57,718)	(2,472,858)	(83,083)

Net Decrease	(776,929)	$(24,331)	(393,789)	$(15,300)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	109,577	$3,096	292,175	$9,222
Shares Issued upon Reinvestment of Dividends	190,980	5,160	516,641	16,460
Shares Redeemed	(388,399)	(10,847)	(3,321,176)	(103,304)

Net Decrease	(87,842)	$(2,591)	(2,512,360)	$(77,622)

TCW SMID Cap Growth Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	25,944	$387	218,062	$3,238
Shares Issued upon Reinvestment of Dividends	47,296	696	—	—
Shares Redeemed	(1,185,485)	(16,748)	(488,310)	(7,190)

Net Decrease	(1,112,245)	$(15,665)	(270,248)	$(3,952)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	325	$5	4,943	$76
Shares Issued upon Reinvestment of Dividends	50,973	750	—	—
Shares Redeemed	(2,987)	(45)	(20,537)	(298)

Net Increase (Decrease)	48,311	$710	(15,594)	$(222)

96

TCW Funds, Inc.

October 31, 2015

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2015, other than those determined to be liquid under the Funds’ policies and procedures.

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 12 — Recently Issued Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

97

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$19.37	$16.02	$12.20	$10.83	$10.99

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.09	0.08	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.04	3.34	3.86	1.36	(0.17)

Total from Investment Operations	0.16	3.43	3.94	1.41	(0.13)

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.08)	(0.12)	(0.04)	(0.03)

Net Asset Value per Share, End of Year	$19.45	$19.37	$16.02	$12.20	$10.83

Total Return	0.79%	21.46%	32.67%	12.94%	(1.23)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,386	$9,970	$7,628	$7,007	$22,496
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.46%	1.60%	1.95%	1.19%	0.96%
After Expense Reimbursement	1.09%	1.11%	1.14%	1.19%	N/A
Ratio of Net Investment Income to Average Net Assets	0.62%	0.52%	0.56%	0.43%	0.31%
Portfolio Turnover Rate	83.02%	39.65%	39.65%	24.99%	38.18%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

98

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$19.17	$15.85	$12.11	$10.71	$10.95

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.09	0.08	0.05	0.00	(2)
Net Realized and Unrealized Gain (Loss) on Investments	0.04	3.31	3.82	1.35	(0.24)

Total from Investment Operations	0.16	3.40	3.90	1.40	(0.24)

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.08)	(0.16)	—	(0.00	)(2)

Net Asset Value per Share, End of Year	$19.25	$19.17	$15.85	$12.11	$10.71

Total Return	0.80%	21.50%	32.61%	13.07%	(2.19)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,454	$1,804	$921	$861	$861
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.39%	3.66%	4.15%	3.29%	1.18%
After Expense Reimbursement	1.09%	1.11%	1.14%	1.18%	N/A
Ratio of Net Investment Income to Average Net Assets	0.63%	0.50%	0.58%	0.45%	0.01%
Portfolio Turnover Rate	83.02%	39.65%	39.65%	24.99%	38.18%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

99

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$12.24	$11.66	$10.91	$10.51	$10.79

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.11	0.22	0.32	0.21
Net Realized and Unrealized Gain on Investments	0.33	0.67	0.79	0.51	0.17

Total from Investment Operations	0.46	0.78	1.01	0.83	0.38

Less Distributions:
Distributions from Net Investment Income	(0.14)	(0.20)	(0.26)	(0.20)	(0.19)
Distributions from Net Realized Gain	(0.06)	—	—	(0.23)	(0.47)

Total Distributions	(0.20)	(0.20)	(0.26)	(0.43)	(0.66)

Net Asset Value per Share, End of Year	$12.50	$12.24	$11.66	$10.91	$10.51

Total Return	3.88%	6.66%	9.42%	8.35%	3.63%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$33,909	$30,746	$27,121	$14,705	$11,356
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.25%	0.29%	0.40%	0.67%	1.08%
After Expense Reimbursement	N/A	N/A	N/A	N/A	0.85%
Ratio of Net Investment Income to Average Net Assets	1.01%	0.94%	1.96%	2.98%	1.97%
Portfolio Turnover Rate	30.24%	40.56%	57.98%	59.12%	93.92%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

100

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$12.17	$11.61	$10.89	$10.51	$10.79

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.04	0.05	0.18	0.29	0.21
Net Realized and Unrealized Gain on Investments	0.35	0.66	0.78	0.52	0.17

Total from Investment Operations	0.39	0.71	0.96	0.81	0.38

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.15)	(0.24)	(0.20)	(0.19)
Distributions from Net Realized Gain	(0.06)	—	—	(0.23)	(0.47)

Total Distributions	(0.12)	(0.15)	(0.24)	(0.43)	(0.66)

Net Asset Value per Share, End of Year	$12.44	$12.17	$11.61	$10.89	$10.51

Total Return	3.31%	6.07%	8.97%	8.09%	3.63%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,876	$807	$1,047	$815	$1,149
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	1.61%	3.20%	2.84%	2.70%	3.76%
After Expense Reimbursement	0.84%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.41%	1.58%	2.72%	1.95%
Portfolio Turnover Rate	30.24%	40.56%	57.98%	59.12%	93.92%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

101

TCW Global Real Estate Fund

Financial Highlights — I Class

	December 1, 2014 (Commencement of Operations through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21
Net Realized and Unrealized Loss on Investments	(0.27)

Total from Investment Operations	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.23)

Net Asset Value per Share, End of Year	$9.71

Total Return	(0.62	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,320
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.28	% (3)
After Expense Reimbursement	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.27	% (3)
Portfolio Turnover Rate	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

102

TCW Global Real Estate Fund

Financial Highlights — N Class

	December 1, 2014 (Commencement of Operations through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:

Net Investment Income (1)	0.24
Net Realized and Unrealized Loss on Investments	(0.31)

Total from Investment Operations	(0.07)

Less Distributions:
Distributions from Net Investment Income	(0.23)

Net Asset Value per Share, End of Year	$9.70

Total Return	(0.72	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$510
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.21	% (3)
After Expense Reimbursement	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.58	% (3)
Portfolio Turnover Rate	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

103

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$13.10	$18.86	$13.87	$14.66	$13.95

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.08)	(0.05)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	1.32	5.24	(0.15)	0.82

Total from Investment Operations	(0.59)	1.24	5.19	(0.23)	0.71

Less Distributions:
Distributions from Net Investment Income	—	—	(0.02)	—	—
Distributions from Net Realized Gain	(1.36)	(7.00)	(0.18)	(0.56)	—

Total Distributions	(1.36)	(7.00)	(0.20)	(0.56)	—

Net Asset Value per Share, End of Year	$11.15	$13.10	$18.86	$13.87	$14.66

Total Return	(5.26)%	7.06%	37.96%	(1.43)%	5.09%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,176	$21,863	$23,891	$66,951	$91,091
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.47%	1.42%	1.32%	1.21%	1.20%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.61)%	(0.61)%	(0.35)%	(0.54)%	(0.72)%
Portfolio Turnover Rate	58.06%	49.03%	78.65%	48.75%	50.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

104

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$13.01	$18.79	$13.82	$14.61	$13.90

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.08)	(0.06)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	1.30	5.23	(0.15)	0.82

Total from Investment Operations	(0.57)	1.22	5.17	(0.23)	0.71

Less Distributions:
Distributions from Net Investment Income	—	—	(0.02)	—	—
Distributions from Net Realized Gain	(1.36)	(7.00)	(0.18)	(0.56)	—

Total Distributions	(1.36)	(7.00)	(0.20)	(0.56)	—

Net Asset Value per Share, End of Year	$11.08	$13.01	$18.79	$13.82	$14.61

Total Return	(5.13)%	7.02%	37.93%	(1.44)%	5.11%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,504	$5,335	$6,366	$9,865	$9,493
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.09%	2.01%	1.93%	1.73%	1.73%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.62)%	(0.61)%	(0.36)%	(0.53)%	(0.73)%
Portfolio Turnover Rate	58.06%	49.03%	78.65%	48.75%	50.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

105

TCW High Dividend Equities Fund

Financial Highlights — I Class

	December 1, 2014 (Commencement of Operations through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27
Net Realized and Unrealized Loss on Investments	(1.03)

Total from Investment Operations	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.26)

Net Asset Value per Share, End of Year	$8.98

Total Return	(7.66	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,969
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.28	% (3)
After Expense Reimbursement	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	2.94	% (3)
Portfolio Turnover Rate	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

106

TCW High Dividend Equities Fund

Financial Highlights — N Class

	December 1, 2014 (Commencement of Operations through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.28
Net Realized and Unrealized Loss on Investments	(1.04)

Total from Investment Operations	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.26)

Net Asset Value per Share, End of Year	$8.98

Total Return	(7.76	)% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$509
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.30	% (3)
After Expense Reimbursement	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	3.05	% (3)
Portfolio Turnover Rate	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2014 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

107

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$16.71	$15.11	$11.77	$10.18	$9.60

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.30	0.27	0.25	0.22	0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	1.61	3.36	1.60	0.59

Total from Investment Operations	0.06	1.88	3.61	1.82	0.77

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.28)	(0.27)	(0.23)	(0.19)

Net Asset Value per Share, End of Year	$16.49	$16.71	$15.11	$11.77	$10.18

Total Return	0.40%	12.49%	31.06%	18.03%	8.05%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$175,694	$195,400	$176,226	$99,787	$54,367
Ratio of Expenses to Average Net Assets	0.86%	0.86%	0.82%	0.85%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.81%	1.67%	1.86%	1.95%	1.76%
Portfolio Turnover Rate	17.95%	17.33%	18.37%	23.15%	37.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

108

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$16.99	$15.34	$11.92	$10.29	$9.68

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.23	0.22	0.19	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	1.63	3.41	1.62	0.60

Total from Investment Operations	0.01	1.86	3.63	1.81	0.75

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.21)	(0.21)	(0.18)	(0.14)

Net Asset Value per Share, End of Year	$16.76	$16.99	$15.34	$11.92	$10.29

Total Return	0.10%	12.19%	30.71%	17.68%	7.73%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$878,544	$970,397	$887,435	$601,397	$514,153
Ratio of Expenses to Average Net Assets	1.14%	1.14%	1.11%	1.14%	1.17%
Ratio of Net Investment Income to Average Net Assets	1.53%	1.40%	1.60%	1.70%	1.45%
Portfolio Turnover Rate	17.95%	17.33%	18.37%	23.15%	37.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

109

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$22.09	$19.47	$14.91	$13.05	$12.42

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.21	0.19	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	2.65	4.53	1.82	0.65

Total from Investment Operations	0.12	2.86	4.72	1.98	0.77

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.24)	(0.16)	(0.12)	(0.14)

Net Asset Value per Share, End of Year	$21.99	$22.09	$19.47	$14.91	$13.05

Total Return	0.50%	14.79%	31.99%	15.33%	6.16%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$667,957	$700,484	$543,669	$741,996	$396,729
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.87%	0.89%	0.92%
Ratio of Net Investment Income to Average Net Assets	1.14%	1.02%	1.13%	1.14%	0.90%
Portfolio Turnover Rate	21.60%	18.77%	37.33%	19.71%	26.76%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

110

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$22.04	$19.44	$14.89	$13.00	$12.38

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.16	0.15	0.13	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	2.65	4.52	1.83	0.64

Total from Investment Operations	0.05	2.81	4.67	1.96	0.73

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.21)	(0.12)	(0.07)	(0.11)

Net Asset Value per Share, End of Year	$21.91	$22.04	$19.44	$14.89	$13.00

Total Return	0.20%	14.52%	31.64%	15.11%	5.88%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$25,084	$29,589	$75,450	$50,212	$50,341
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.20%	1.12%	1.13%	1.14%	1.18%
After Expense Reimbursement	1.16%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	0.86%	0.77%	0.83%	0.92%	0.65%
Portfolio Turnover Rate	21.60%	18.77%	37.33%	19.71%	26.76%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

111

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$26.62	$26.56	$20.10	$17.43	$16.94

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.13	0.16	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(1.16)	2.70	6.48	2.63	0.51

Total from Investment Operations	(0.99)	2.83	6.64	2.78	0.63

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.14)	(0.17)	(0.11)	(0.14)
Distributions from Net Realized Gain	(3.08)	(2.63)	(0.01)	—	—

Total Distributions	(3.20)	(2.77)	(0.18)	(0.11)	(0.14)

Net Asset Value per Share, End of Year	$22.43	$26.62	$26.56	$20.10	$17.43

Total Return	(4.58)%	11.09%	33.30%	16.04%	3.67%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$93,356	$114,823	$118,138	$95,698	$99,211
Ratio of Expenses to Average Net Assets	0.96%	0.95%	0.94%	1.01%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.49%	0.68%	0.79%	0.66%
Portfolio Turnover Rate	23.15%	21.67%	28.91%	32.87%	89.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

112

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$26.08	$26.07	$19.74	$17.06	$16.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.06	0.09	0.10	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(1.12)	2.65	6.37	2.59	0.50

Total from Investment Operations	(1.02)	2.71	6.46	2.69	0.55

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.07)	(0.12)	(0.01)	(0.10)
Distributions from Net Realized Gain	(3.08)	(2.63)	(0.01)	—	—

Total Distributions	(3.16)	(2.70)	(0.13)	(0.01)	(0.10)

Net Asset Value per Share, End of Year	$21.90	$26.08	$26.07	$19.74	$17.06

Total Return	(4.78)%	10.80%	32.90%	15.75%	3.26%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$19,559	$28,458	$36,875	$32,292	$33,247
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.30%	1.27%	1.32%	1.40%	1.48%
After Expense Reimbursement	1.21%	1.20%	1.23%	1.27%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.23%	0.40%	0.53%	0.27%
Portfolio Turnover Rate	23.15%	21.67%	28.91%	32.87%	89.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

113

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014		2013	2012		2011
Net Asset Value per Share, Beginning of Year	$26.71	$24.84		$19.81	$18.17		$16.18

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	(0.03)		0.03	(0.00	) (2)	(0.04)
Net Realized and Unrealized Gain on Investments	3.80	2.71		5.34	1.86		2.03

Total from Investment Operations	3.78	2.68		5.37	1.86		1.99

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (2)	(0.05)	—		—
Distributions from Net Realized Gain	(0.84)	(0.81)		(0.29)	(0.22)		—

Total Distributions	(0.84)	(0.81)		(0.34)	(0.22)		—

Net Asset Value per Share, End of Year	$29.65	$26.71		$24.84	$19.81		$18.17

Total Return	14.54%	11.01%		27.53%	10.37%		12.30%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,629,090	$1,611,400		$1,325,609	$802,524		$432,203
Ratio of Expenses to Average Net Assets	0.88%	0.86%		0.83%	0.86%		0.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.08)%	(0.11)%		0.15%	(0.01)%		(0.23)%
Portfolio Turnover Rate	27.19%	25.79%		24.55%	19.74%		28.13%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

114

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$25.26	$23.59	$18.84	$17.34	$15.48

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.09)	(0.10)	(0.02)	(0.06)	(0.09)
Net Realized and Unrealized Gain on Investments	3.58	2.58	5.06	1.78	1.95

Total from Investment Operations	3.49	2.48	5.04	1.72	1.86

Less Distributions:
Distributions from Net Realized Gain	(0.84)	(0.81)	(0.29)	(0.22)	—

Net Asset Value per Share, End of Year	$27.91	$25.26	$23.59	$18.84	$17.34

Total Return	14.22%	10.73%	27.14%	10.06%	12.02%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$274,026	$227,231	$378,026	$292,448	$182,151
Ratio of Expenses to Average Net Assets	1.14%	1.13%	1.10%	1.14%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.33)%	(0.40)%	(0.10)%	(0.31)%	(0.55)%
Portfolio Turnover Rate	27.19%	25.79%	24.55%	19.74%	28.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$33.15	$35.69	$26.74	$27.84	$26.52

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.27)	(0.32)	(0.20)	(0.24)	(0.26)
Net Realized and Unrealized Gain (Loss) on Investments	(0.74)	2.93	9.15	(0.86)	1.58

Total from Investment Operations	(1.01)	2.61	8.95	(1.10)	1.32

Less Distributions:
Distributions from Net Realized Gain	(5.37)	(5.15)	—	—	—

Net Asset Value per Share, End of Year	$26.77	$33.15	$35.69	$26.74	$27.84

Total Return	(4.26)%	7.22%	33.32%	(3.95)%	4.98%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$92,601	$140,438	$165,248	$828,435	$956,904
Ratio of Expenses to Average Net Assets	1.17%	1.20%	1.18%	1.16%	1.22%
Ratio of Net Investment Loss to Average Net Assets	(0.88)%	(0.97)%	(0.71)%	(0.89)%	(0.88)%
Portfolio Turnover Rate	81.19%	75.51%	84.46%	79.27%	93.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$31.32	$34.05	$25.60	$26.73	$25.53

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.31)	(0.37)	(0.29)	(0.31)	(0.32)
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)	2.79	8.74	(0.82)	1.52

Total from Investment Operations	(0.99)	2.42	8.45	(1.13)	1.20

Less Distributions:
Distributions from Net Realized Gain	(5.37)	(5.15)	—	—	—

Net Asset Value per Share, End of Year	$24.96	$31.32	$34.05	$25.60	$26.73

Total Return	(4.48)%	6.98%	32.85%	(4.23)%	4.70%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$23,835	$32,655	$121,038	$186,245	$237,982
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.50%	1.46%	1.47%	1.44%	1.49%
After Expense Reimbursement	1.37%	1.41%	1.46%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	(1.17)%	(1.02)%	(1.16)%	(1.14)%
Portfolio Turnover Rate	81.19%	75.51%	84.46%	79.27%	93.47%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW SMID Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,				November 1, 2010 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$15.01	$14.34	$10.26	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.12)	(0.11)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(1.06)	0.78	4.17	(0.08)	0.52

Total from Investment Operations	(1.18)	0.67	4.08	(0.16)	0.42

Less Distributions:
Distributions from Net Realized Gain	(0.47)	—	—	—	—

Net Asset Value per Share, End of Year	$13.36	$15.01	$14.34	$10.26	$10.42

Total Return	(8.13)%	4.67%	39.77%	(1.54)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$10,598	$28,598	$31,193	$22,084	$23,057
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.27%	1.23%	1.34%	1.36%	2.16%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.81)%	(0.78)%	(0.72)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	58.72%	66.58%	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW SMID Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,				November 1, 2010 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$15.01	$14.34	$10.27	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.12)	(0.12)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(1.06)	0.79	4.16	(0.07)	0.52

Total from Investment Operations	(1.18)	0.67	4.07	(0.15)	0.42

Less Distributions:
Distributions from Net Realized Gain	(0.47)	—	—	—	—

Net Asset Value per Share, End of Year	$13.36	$15.01	$14.34	$10.27	$10.42

Total Return	(8.13)%	4.67%	39.63%	(1.44)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$21,845	$23,810	$22,968	$17,116	$22,927
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.52%	1.51%	1.61%	1.64%	2.23%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.83)%	(0.79)%	(0.72)%	(0.76)%	(0.96)%
Portfolio Turnover Rate	58.72%	66.58%	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

119

TCW Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW Growth Equities Fund, TCW High Dividend Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, and TCW SMID Cap Growth Fund (collectively, the “TCW Equity and Allocation Funds”) (eleven of twenty-three funds comprising TCW Funds, Inc.) as of October 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2015, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2015

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TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$973.50	1.08%		$5.37
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.08%		5.50

N Class Shares
Actual	$1,000.00	$973.70	1.08%		$5.37
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.08%		5.50

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,000.80	0.22	% (1)	$1.11	(1)
Hypothetical (5% return before expenses)	1,000.00	1,024.10	0.22	% (1)	1.12	(1)

N Class Shares
Actual	$1,000.00	$997.60	0.84	% (1)	$4.23	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.84	% (1)	4.28	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$972.20	1.42%		$7.06
Hypothetical (5% return before expenses)	1,000.00	1,018.05	1.42%		7.22

N Class Shares
Actual	$1,000.00	$971.20	1.42%		$7.06
Hypothetical (5% return before expenses)	1,000.00	1,018.05	1.42%		7.22

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TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$905.00	1.20%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$906.00	1.20%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW High Dividend Equities Fund
I Class Shares
Actual	$1,000.00	$884.30	1.17%	$5.56
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.17%	5.95

N Class Shares
Actual	$1,000.00	$883.30	1.17%	$5.55
Hypothetical (5% return before expenses)	1,000.00	1,019.31	1.17%	5.95

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$969.90	0.85%	$4.22
Hypothetical (5% return before expenses)	1,000.00	1,020.92	0.85%	4.33

N Class Shares
Actual	$1,000.00	$968.10	1.14%	$5.66
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%	5.80

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$959.40	0.87%	$4.30
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43

N Class Shares
Actual	$1,000.00	$958.00	1.15%	$5.68
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

TCW Relative Value Midcap Fund
I Class Shares
Actual	$1,000.00	$907.70	0.97%	$4.66
Hypothetical (5% return before expenses)	1,000.00	1,020.32	0.97%	4.94

N Class Shares
Actual	$1,000.00	$906.80	1.20%	$5.77
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,086.50	0.87%	$4.58
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43

N Class Shares
Actual	$1,000.00	$1,084.70	1.11%	$5.83
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%	5.65

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TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$884.10	1.16%	$5.51
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.16%	5.90

N Class Shares
Actual	$1,000.00	$882.90	1.36%	$6.45
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%	6.92

TCW SMID Cap Growth Fund
I Class Shares
Actual	$1,000.00	$884.80	1.20%	$5.70
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$884.80	1.20%	$5.70
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

(1)	Does not included Expenses of the underlying affiliated investments.

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TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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TCW Funds, Inc.

Investments Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 21, 2015, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 8, 2015 and September 21, 2015 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. The Independent Directors also took into account information received by them during the past year at their regular board meetings. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided to the Funds by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention as well as resources and infrastructure to the Funds . The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of professionals in various areas over the past several years, including new analysts to the equity research team, and to back office operations, fund administration, and other areas, as well as systems and infrastructure enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds.

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TCW Funds, Inc.

Investments Management and Advisory Agreement (Continued)

The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreements.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge/Lipper, an independent third party consultant, which provided a comparative analysis of the performance of each Fund with the performance of similar funds over one, three, five and ten year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW SMID Cap Growth Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund and TCW International Small Cap Fund were each in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Total Return Bond Fund, TCW Select Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Growth Equities Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Conservative Allocation Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided to the Funds by the Advisor and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other

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TCW Funds, Inc.

profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds were reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2015, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.29
TCW Global Real Estate Fund	$0.00	(1)
TCW Growth Equities Fund	$2.96
TCW Relative Value Large Cap Fund	$0.95
TCW Relative Value Mid Cap Fund	$3.02
TCW Select Equities Fund	$2.23
TCW Small Cap Growth Fund	$5.61
TCW SMID Cap Growth Fund	$0.96

(1)	Less than $0.01 per share.

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2015:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$51
TCW Conservative Allocation Fund	$74
TCW Global Real Estate Fund	$4
TCW Growth Equities Fund	$145
TCW Relative Value Dividend Appreciation Fund	$16,258
TCW Relative Value Large Cap Fund	$6,989
TCW Relative Value Mid Cap Fund	$596
TCW Select Equities Fund	$4,470
TCW Small Cap Growth Fund	$703

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100%
TCW Conservative Allocation Fund	8.37%
TCW Global Real Estate Fund	4.69%
TCW Growth Equities Fund	26.93%
TCW High Dividend Equities Fund	89.06%
TCW Relative Value Dividend Appreciation Fund	100%
TCW Relative Value Large Cap Fund	100%
TCW Relative Value Mid Cap Fund	100%
TCW Select Equities Fund	76.35%
TCW Small Cap Growth Fund	7.16%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2016, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 23 funds at October 31, 2015. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (1953) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation); UniHealth Foundation (charitable foundation); Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Janet E. Kerr (1954)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor Emeritus and Founder of Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer); Tilly’s (a retailer of apparel and accessories); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-Founder, Managing Partner and CIO, Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REIT (real estate investments); Metropolitan West Funds (mutual funds with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).

(1)	The address of each Independent Director is c/o Morgan, Lewis, & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.

Executive Vice President and Chief Operating Officer, the Advisor, The

TCW Group, Inc., Trust Company of the West and TCW Asset Management

Company; President and Chief Executive Officer, the Company, TCW Alternative Funds and TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth(2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc., TCW Alternative Funds and Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address (2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West; TCW Asset Management Company and Metropolitan West Asset Management; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

133

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Janet E. Kerr

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW FUNDS

EQUITY FUNDS

TCW Concentrated Value Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW SMID Cap Growth Fund

TCW ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarEQ1015

201 OCTOBER531

ANNUAL

R E P O R T

U.S. FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2015 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2015. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2015, the TCW Funds held total net assets of approximately $18 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

As 2015 has played out, two themes have been consistent: (1) uncertainty about when and how the Federal Reserve (Fed) would begin raising interest rates, and (2) wariness of the potential impact of global instability on domestic markets. From the latter, a startling devaluation of the Chinese Yuan and further collapse of the Chinese stock market in August stoked fears of slower growth in China than was represented by official estimates, bringing an overdue U.S. equity market correction and roiling commodity markets. The potential for waning demand from China as the largest importer of oil, iron ore, and industrial metals caused many of those sectors to tumble. The benchmark West Texas Intermediate crude oil fell 42% on the year, ending near $46 per barrel, copper reached five-year lows and declined over 24%, and iron ore sagged an additional 29% this year after being down over 40% from the end of 2013. Expectations for the Fed’s first rate hike declined alongside these developments and ebbed further on stubbornly low U.S. inflation. The September Federal Open Market Committee (FOMC) meeting came and went without a rate change, but the Fed’s statement was surprisingly dovish with new expressions of concern over external risks to domestic growth. Also surprising was the market’s negative reaction to the decision not to hike, which illustrates a fundamental change from past years when more easing was always well received by markets. This was met with a change in tone as Fed member speeches leading up to and including the FOMC meeting in October reinforced the likelihood of a rate hike by the end of 2015. The FOMC meeting followed the October release of nonfarm payrolls, which showed a substantial and broad-based increase in jobs created along with an increase in wages that surpassed market expectations. As a result, the market expectations of a hike in interest rates by the Fed at its December meeting increased to more than 70% and a roughly 20 basis point increase in the policy sensitive 2-Year U.S. Treasury yield over levels seen last October.

Despite what appears to be more clarity from the Fed regarding the timing of the first rate hike, the end of the fiscal year was marked by increased uncertainty and volatility as a result of concerns over the impact of slowing global growth, doubts about the strength of the U.S. economy, and the unknown impact of a rate hike on increasingly unstable markets and challenging liquidity conditions. Over the past few months, intermediate and long U.S. Treasury yields fell significantly, led by the 10-Year U.S. Treasury as these concerns drove a flight-to-quality. However, front-end yields ended the fiscal year higher due to market expectations that the Fed will begin the process of normalizing monetary policy with an initial 25 basis point hike in December. The overall effect of a flatter yield curve supported a nearly 2% return in the Barclay’s Aggregate Index, with most non-government fixed income sectors underperforming government debt for the year. On a relative basis, spreads widened most among corporate issues in a reverse of sentiment following what had been record-setting levels of issuance through mid- year. Beyond investment grade, the reaction was considerably harsher as high yield corporates trailed duration-matched U.S. Treasuries by 425 basis points with broad-based weakness and particularly sharp declines in energy and metals & mining sectors due primarily to slower global growth. Also beyond the scope of the investment grade index, emerging market debt fell as contagion from China reached across to other developing economies. Commercial MBS (CMBS) generated a 2.6% return for the year and delivered nearly 33 basis points of outperformance versus Treasuries, while asset-backed securities (ABS), overwhelmingly floating rate in nature and thus limited in interest rate duration, produced excess returns of more than 40 basis points for the year.

The Economy and Market Ahead

Heightened volatility surrounding global developments during the year and the Fed’s lack of clarity on policy decisions

Letter to Shareholders (Continued)

weighed on increasingly unstable markets and tested liquidity conditions. Though widening in non-government fixed income sectors was modest (with the exception of high yield), there was evidence late in the third quarter of more extreme idiosyncratic volatility than usual, which is a typical end of cycle dynamic. A declining equity buffer is indicative of tightening financial conditions and there are a variety of potential catalysts — slower growth or capital outflows from emerging economies, currency movements, rising defaults among oil and gas companies — that could drive spreads significantly wider in the bond markets in the upcoming year.

The turbulent action in markets that dominated the latter part of the year is, in our view, more likely the beginning rather than the end of volatility which could produce challenging conditions as investors may be forced to raise liquidity. While these stresses may lead to increased Treasury prices as investors reallocate into higher quality, expectations are that U.S. Treasury rates will rise over time as slowing emerging market economies reduce their accumulation of Treasury bonds and liquidate existing holdings. Additionally, as the massive Fed intervention of the last several years unwinds, U.S. Treasury rates should trend higher from what have arguably been artificially low levels.

While it looks as if the Fed will begin to hike rates in December, this initial move may not bring clarity to the U.S. economic outlook or reduce uncertainty as more evidence is required to prove that inflation is on track to achieve its target of 2% or that productivity in the U.S. economy is recovering. That said, overall U.S. economic growth has improved throughout much of 2015. While the data was mixed this year, unemployment at 5% is half of the post-crisis high and consumer spending remains strong. However, the global environment of central bank accommodation that continues to drive rates in developed markets lower than the U.S. and the prospect of a stronger dollar will weigh on U.S. growth and focus attention on the pace at which the Fed will be able to raise rates in 2016, if at all, as a Presidential election plays out.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Three TCW Fixed Income Funds Receive 2015 Lipper Fund Awards

On March 31, 2015, three TCW fixed income funds from the TCW fund family were honored in the 2015 Lipper Fund Awards:

•	The TCW Total Return Bond Fund (TGLMX/TGMNX) was named best U.S. mortgage fund for the three-, five- and ten-year periods.

•	The TCW Core Fixed Income Fund (TGCFX/TGFNX) was named best core bond fund for the ten-year period.

•	The TCW Enhanced Commodity Strategy Fund (TGGWX/TGABX) was named best commodities fund for the three-year period.

The Lipper Fund Awards honor funds that have excelled in delivering consistently strong risk-adjusted performance relative to peers. The Lipper Fund Awards take place in 23 countries throughout Asia, Europe, MENA and the Americas. The awards are part of the broader Thomson Reuters Awards for Excellence program, which recognizes the world’s top analysts, brokerages, buy-side firms, funds and investor relations teams.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2016.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Core Fixed Income Fund

Management Discussions

The TCW Core Fixed Income Fund (the “Fund”) returned 1.25% and 1.00% on its I Class and N Class shares, respectively, for the year ended October 31, 2015. The performance of the Fund’s classes varies because of differing expenses. The Barclays Aggregate Index, the Fund’s benchmark, returned 1.96% for the same period.

The underperformance was partly due to the defensive duration position which weighed on returns as U.S. Treasury rates fell. Also weighing on performance was exposure within the Fund to government guaranteed student loan ABS. Student loans issued under the Federal Family Education Loan Program (FFELP) weakened during the third quarter after Moody’s warned of potential downgrades to loans that could fail to repay by their final maturity dates as a result of new income based repayment plans. Although principal and interest payments remain guaranteed by the full faith and credit of the U.S. government, uncertainty surrounding the potential downgrade pushed spreads wider and limited trading in the sector. In addition, the small allocation to energy names, specifically in the pipeline sector, detracted from relative performance. However, the lag was more than offset by the relative underweight to investment grade corporates and sovereign credit which lagged duration matched U.S. Treasuries by roughly 210 and 330 bps, respectively, over the course of the year.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in U.S. Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains shorter than the Index, but will gradually move toward neutral as rates edge higher, while the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhancing risk-adjusted yields by being a liquidity provider. The relative underweight to U.S. Government debt is taken up by an overweight to mortgage and asset-backed securities which continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS, agency CMBS, senior tranches of CLOs, and certain student loan ABS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted. The extension risk to affected FFELP student loans is likely to be modest, especially since bonds are all uncapped floating rate securities, making them a potentially compelling buying opportunity once the uncertainty surrounding rating agency action has dissipated.

Investment grade credit exposure in the Fund continues to represent a relative underweight versus the benchmark and favors financials over industrials. Recent widening in investment grade credit has made the sector look relatively more attractive than it did only a quarter ago. As such, investment grade corporate exposure is a candidate for increased exposure, while still maintaining a defensive posture overall relative to the benchmark. Increases to exposures will be at a measured pace as there is likely to be more volatility and even wider spreads going forward. While yield compensation has improved on a relative basis, it has not altered the Fund’s conservative risk posture, meaning that expectations remain for further repricing and yet better entry points ahead.

TCW Core Fixed Income Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	5 Year	10 Year	Since Inception(2)
TGCFX (Inception: January 1, 1990)	1.25%	1.62%	3.47%	6.00%	6.36%
Barclays Aggregate Index	1.96%	1.65%	3.03%	4.72%	6.32%
TGFNX (Inception: March 1, 1999)	1.00%	1.30%	3.14%	5.68%	5.50%
Barclays Aggregate Index	1.96%	1.65%	3.03%	4.72%	5.20%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodity Strategy Fund (the “Fund”) fell by 25.47% and 25.36% on its I Class and N Class shares, respectively, for the year ended October 31, 2015. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Commodities Index, the Fund’s benchmark, declined by 25.71% for the same period.

Relative outperformance was due to issue selection among the Fund’s commercial MBS and non-agency MBS holdings as prices moved higher on continued improvements in fundamentals such as increased prepayment activity and declining delinquencies. Meanwhile, the Fund’s and Index’s overall negative performance was driven primarily by the exposure to the commodity complex, which suffered substantial losses this year due to a combination of oversupply and dwindling global demand. In particular, the potential for waning demand from China as the largest importer of oil, iron ore, and industrial metals caused many of those sectors to tumble as well with copper prices near six-year lows, gold at a five-year low, and the benchmark West Texas Intermediate crude oil down 42% on the year, ending near $46 per barrel. A further factor behind the commodity sell-off this year has been the renewed strength of the U.S. dollar, as expectations that the Fed will raise interest rates this year fueled dollar strength to nearly a 12-year high.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in U.S. Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains short at approximately 0.48 years, and the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhance risk-adjusted yields by being a liquidity provider. Mortgage and asset-backed securities continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS, agency CMBS, and certain student loan ABS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted.

Corporate credit remains focused on financials given limited re-leveraging risk and reasonable yield premiums, while the allocation to industrials is focused on asset heavy companies with stable cash flows and strong balance sheets. Recent widening in investment grade credit has made the sector look relatively more attractive than it did only a quarter ago. As such, investment grade corporate exposure is a candidate for increased exposure, while still maintaining a defensive posture overall. Increases to exposures will be at a measured pace as there is likely to be more volatility and even wider spreads going forward, particularly for commodities as concerns about China are also likely to linger and weigh on overall sentiment. The market will continue to have to adjust to an environment of lower growth and commodity prices. Additionally while yield compensation has improved on a relative basis, it has not altered the Fund’s conservative risk posture, meaning that expectations remain for further repricing and yet better entry points ahead.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	Since Inception
TGGWX (Inception: April 1, 2011)	(25.47)%	(13.31)%	(11.28)%
TGGFX (Inception: April 1, 2011)	(25.36)%	(13.28)%	(11.25)%
Bloomberg Commodities Index(2)	(25.71)%	(15.04)%	(13.41)%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Formerly the Dow Jones UBS Commodity Total Return Index. Rebranded July 1, 2014.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund (the “Fund”) fell 2.96% for both I Class and N Class shares for the year ended October 31, 2015. The Barclays Global Aggregate Index, the Fund’s benchmark, declined by 3.07% for the same period.

On an absolute basis, the negative return was largely driven by sovereign credits held in the Fund as prices declined during the period. However, the Fund’s allocation to these issues, and to lagging corporate bonds, remained underweight that of the Index, which contributed to outperformance as these sectors lagged duration matched US Treasuries by approximately 210 and 330 bps, respectively, over the course of the year. Performance was also supported by the large overweight to U.S. assets and smaller overweight to high-quality emerging markets like Romania due to their outperformance in global markets during the period. Meanwhile, the defensive duration position detracted as U.S. Treasury and other developed government bond rates fell. Additionally, while U.S. structured products largely outpaced other sectors during the year, exposure within the Fund to government guaranteed student loan ABS weighed on performance. Student loans issued under the Federal Family Education Loan Program (FFELP) weakened during the third quarter after Moody’s warned of potential downgrades to loans that could fail to repay by their final maturity dates as a result of new income based repayment plans. Although principal and interest payments remain guaranteed by the full faith and credit of the U.S. government, uncertainty surrounding the potential downgrade pushed spreads wider and limited trading in the sector.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in U.S. Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains shorter than the Index, but will gradually move toward neutral as rates edge higher, while the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhance risk-adjusted yields by being a liquidity provider. In terms of country exposure, the Fund maintains a modest allocation to global developed markets (such as Japan, Italy, and the U.K.), largely through sovereign debt, though the largest relative overweight is U.S. exposure. The Fund’s domestic holdings focus on structured products such as mortgage and asset-backed securities, which continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS, agency CMBS, senior tranches of CLOs, and certain student loan ABS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted. The extension risk to affected FFELP student loans is likely to be modest, especially since bonds are all uncapped floating rate securities, making them a potentially compelling buying opportunity once the uncertainty surrounding rating agency action has dissipated.

Finally, corporate credit exposure in the Fund continues to represent a relative underweight versus the benchmark and favors financials over industrials. Recent widening in investment grade, high yield, and EM credit has made these sectors look relatively more attractive than they did only a quarter ago. As such, investment grade corporate exposure is a candidate for increased exposure, while still maintaining a defensive posture overall relative to the benchmark. Increases to exposures will be at a measured pace, particularly in high yield and EM, as there is likely to be more volatility and even wider spreads going forward. While yield compensation has improved on a relative basis, it has not altered the Fund’s conservative risk posture, meaning that expectations remain for further repricing and yet better entry points ahead.

TCW Global Bond Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	Since Inception
TGGBX (Inception: December 1, 2011)	-2.96%	-1.08%	2.25%
Barclays Global Aggregate Index	-3.07%	-1.47%	0.20%
TGGFX (Inception: December 1, 2011)	-2.96%	-1.08%	2.25%
Barclays Global Aggregate Index	-3.07%	-1.47%	0.20%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Bond Fund (the “Fund”) gained 1.74% and 1.34% for its I Class and N Class shares, respectively, for the year ended October 31, 2015. The performance of the Fund’s classes varies because of differing expenses. The Citigroup High Yield Cash Pay Index, the Fund’s benchmarked, lost 2.66% over the same period.

Sector positioning was favorable to returns, as the Fund had a relative underweight to the basic industry sector, specifically the aforementioned category of underperforming metals & mining. Also contributing to outperformance was a focus within energy on midstream credits which did not fare as poorly as E&P credits, a significant negative to the Index. In addition, security selection in electric utilities was particularly additive to performance, as was the focus on Tier I and II credits as higher quality credit outperformed significantly. Meanwhile, the defensive duration position weighed on returns as U.S. Treasury rates fell.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in US Treasury rates, the Fund maintains a defensive and cautious profile with a duration profile shorter than that of the Index. Bank loans and other floating rate debt remain an element of this strategy, with bank loans also bearing a benefit of somewhat higher quality. Additionally, by ensuring that the Fund remains up-in-quality and defensively positioned with adequate liquidity, the portfolio is poised to undertake opportunistic trades as volatility increases and the opportunity set gets larger. Industry weights reflect continuing defensiveness with spread duration underweights to cyclicals, basic industries and capital goods, on the view that there will be better entry points on valuations as the credit cycle continues to age. Towards the end of the year, E&P exposure was reduced to roughly half the index weight as “lower prices for longer” will likely lead to increased pressure on energy credits. Although less susceptible to energy prices, the midstream overweight was also reduced significantly. Large overweights include utilities, packaging, communications and healthcare. The majority of these sectors are defensive and less cyclical in nature, which should outperform during a rise in volatility. The recent new issues in the communications sectors created an attractive opportunity to increase exposure in several fundamentally sound credits which priced cheaply to clear the market. Risks to our portfolio positioning include stabilization in China, a rebound in risk appetite for CCC issuers and a faster than anticipated rebound in oil and gas prices.

TCW High Yield Bond Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	5 Year	10 Year	Since Inception(2)
TGHYX (Inception: February 1, 1989)	1.74%	4.46%	5.06%	6.29%	7.35%
Citigroup High Yield Cash Pay Capped Index	-2.66%	3.61%	5.87%	6.98%	7.99%
TGHNX (Inception: March 31, 1999)	1.34%	4.21%	4.89%	6.07%	5.30%
Citigroup High Yield Cash Pay Capped Index	-2.66%	3.61%	5.87%	6.98%	6.58%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund (the “Fund”) returned 0.25% for the year period ended October 31, 2015. The Citigroup 1-Year Treasury Index, the Fund’s benchmark, returned 0.26% for the same period.

Returns benefitted from the broad sector exposure in the Fund. Specifically, the allocation to residential and commercial mortgage backed securities (“MBS”) contributed to performance with agency CMBS outpacing duration matched U.S. Treasuries by approximately 56 bps over the year, while non-agency MBS prices moved higher on continued improvements in fundamentals such as increased prepayment activity and declining delinquencies. Meanwhile, the allocation to corporate credit resulted in a small drag as the sector significantly lagged U.S. Treasuries during the year.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in U.S. Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains shorter than the Index, but will gradually move toward neutral as rates edge higher, while the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhance risk-adjusted yields by being a liquidity provider. The relative underweight to U.S. Government debt is taken up by an overweight to residential and commercial mortgage backed securities which continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS and agency CMBS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted. Agency MBS holdings remain focused on lower coupon, low loan balance pools and short well-structured collateralized mortgage obligations (CMOs) given relatively stable duration profiles.

Investment grade credit exposure in the Fund continues to favor financials over industrials, with a modest allocation to high yield issues. Recent widening in investment grade credit has made the sector look relatively more attractive than it did only a quarter ago. As such, investment grade corporate exposure is a candidate for increased exposure, while still maintaining a defensive posture overall. Increases to exposures will be at a measured pace as there is likely to be more volatility and even wider spreads going forward. While yield compensation has improved on a relative basis, it has not altered the Fund’s conservative risk posture, meaning that expectations remain for further repricing and yet better entry points ahead.

TCW Short Term Bond Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	5 Year	10 Year	Since Inception(2)
TGSMX (Inception: February 1, 1990)	0.25%	0.52%	1.03%	2.25%	4.22%
Citigroup 1-Year Treasury Index	0.26%	0.29%	0.34%	1.85%	3.80%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund (the “Fund”) returned 2.24% and 1.83% on its I Class and N Class shares, respectively, for the year ended October 31, 2015. The performance of the Fund’s classes varies because of differing expenses. The Barclays Aggregate Index, the Fund’s benchmark, returned 1.96% for the same period.

Outperformance was driven in part by the lack of exposure to corporates and sovereign credit which lagged duration matched U.S. Treasuries by roughly 210 and 330 bps, respectively, for the year, significantly weighing on the Index. Also contributing to outperformance was the relative overweight to residential mortgage backed securities (“MBS”). Non-agency MBS (not held in the Index) benefited from solid demand and continued improvements in the underlying collateral, particularly alt-A and sub-prime backed issues, while agency MBS outpaced the Index by nearly 40 bps on a duration adjusted basis. Meanwhile, the defensive duration position detracted as U.S. Treasury rates fell, and exposure within the Fund to government guaranteed student loan ABS weighed on performance. Student loans issued under the Federal Family Education Loan Program (FFELP) weakened during the third quarter after Moody’s warned of potential downgrades to loans that could fail to repay by their final maturity dates as a result of new income based repayment plans. Although principal and interest payments remain guaranteed by the full faith and credit of the U.S. government, uncertainty surrounding the potential downgrade pushed spreads wider and limited trading in the sector.

Given expectations for increased volatility, further spread widening, tight liquidity conditions, and an eventual rise in U.S. Treasury rates, the Fund maintains a defensive and cautious profile. Duration remains shorter than the Index, but will gradually move toward neutral as rates edge higher, while the allocation among non-government fixed income sectors is conservative, with a focus on preserving liquidity to take advantage of dislocations when they happen, and enhance risk-adjusted yields by being a liquidity provider. The relative underweight to US Government debt is taken up by an overweight to mortgage and asset-backed securities which continue to offer attractive protection from the excesses in credit markets given high quality and higher yields than Treasuries. However, certain parts of the market such as non-agency MBS, agency CMBS, senior tranches of CLOs, and certain student loan ABS are potentially susceptible to widening liquidity premiums, even if fundamentals are not in doubt, and careful attention to the overall liquidity profile is warranted. The extension risk to affected FFELP student loans is likely to be modest, especially since bonds are all uncapped floating rate securities, making them a potentially compelling buying opportunity once the uncertainty surrounding rating agency action has dissipated.

Finally, agency mortgages continue to represent a core position of the Fund, with an ongoing underweight to premium coupon issues given potential prepayment risk, as well as potential extension risk associated with a rising rate environment as refinance activity diminishes and maturities lengthen in duration. While TBAs (to-be-announced securities) have been used to express much of this exposure due to their relative attractiveness and liquidity, the value opportunity in TBAs has begun to diminish, making low pay-up specified pools more attractive. As a result, some of the TBA exposure was replaced with specified pools with desirable collateral characteristics during the third quarter. Additionally, the Fund maintains an allocation to collateralized mortgage obligations (CMOs) including floating rate issues which help protect against rising interest rates.

TCW Total Return Bond Fund

Management Discussions (Continued)

	Annualized Performance through October 31, 2015(1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
TGLMX (Inception: June 17, 1993)	2.24%	3.33%	5.09%	7.00%	6.87%
Barclays Aggregate Index	1.96%	1.65%	3.03%	4.72%	5.60%
TGMNX (Inception: March 1, 1999)	1.83%	3.01%	4.78%	6.68%	6.46%
Barclays Aggregate Index	1.96%	1.65%	3.03%	4.72%	5.20%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (19.2% of Net Assets)

	Airlines (0.6%)
$2,245,962	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22 (EETC)	$2,441,091
47,192	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	51,424
1,027,497	Continental Airlines, Inc. Pass-Through Certificates, (07-1-A), 5.983%, due 10/19/23 (EETC)	1,145,659
747,850	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 7.25%, due 05/10/21 (EETC)	849,278
942,320	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 9%, due 01/08/18 (EETC)	988,376
791,110	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	851,927
500,215	Northwest Airlines LLC Pass-Through Certificates, (01-1-A1), 7.041%, due 10/01/23 (EETC)	566,494
532,114	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	598,628
2,117,742	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	2,353,340
865,622	US Airways Group, Inc. Pass-Through Certificates, (12-2-A), 4.625%, due 12/03/26 (EETC)	911,609

	Total Airlines	10,757,826

	Auto Manufacturers (0.5%)
3,000,000	Ford Motor Credit Co. LLC, 1.259%, due 01/09/18 (1)	2,979,537
3,000,000	Ford Motor Credit Co. LLC, 1.7%, due 05/09/16	3,007,626
2,500,000	General Motors Financial Co., Inc., 3.1%, due 01/15/19	2,517,500

	Total Auto Manufacturers	8,504,663

	Banks (5.4%)
1,500,000	Bank of America Corp., 1.196%, due 04/01/19 (1)	1,499,932
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,200,312
2,000,000	Bank of America Corp., 6.5%, due 08/01/16	2,081,724
2,550,000	Bank of America N.A., 0.617%, due 06/15/16 (1)	2,544,894
1,000,000	Bank of America N.A., 0.637%, due 06/15/17 (1)	993,623
1,250,000	Bank of America N.A., 5.3%, due 03/15/17	1,311,724
2,300,000	Bank of America N.A., 6.1%, due 06/15/17	2,455,419
250,000	Barclays Bank PLC (United Kingdom), 5%, due 09/22/16	258,753
1,630,000	Barclays PLC (United Kingdom), 5.25%, due 08/17/45	1,702,852
2,450,000	Capital One N.A., 2.35%, due 08/17/18	2,465,355
1,000,000	Chase Capital VI, 0.925%, due 08/01/28 (1)	855,000
1,930,000	Citigroup, Inc., 1.28%, due 07/25/16 (1)	1,935,568
4,717,000	Citigroup, Inc., 5.3%, due 01/07/16	4,754,966
1,110,000	Citigroup, Inc., 5.375%, due 08/09/20	1,249,544
425,000	Citigroup, Inc., 6%, due 08/15/17	457,440
275,000	Citigroup, Inc., 6.125%, due 05/15/18	302,523
725,000	Citigroup, Inc., 8.5%, due 05/22/19	875,979
5,000,000	Credit Suisse Group Funding Guernsey, Ltd., 3.8%, due 09/15/22 (2)	5,055,087

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$1,495,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	$1,724,519
475,000	First Chicago NBD Institutional Capital I, 0.85%, due 02/01/27 (1)	408,298
2,000,000	Goldman Sachs Group, Inc. (The), 1.6%, due 11/23/15	2,002,042
1,500,000	Goldman Sachs Group, Inc. (The), 1.925%, due 11/29/23 (1)	1,513,355
1,000,000	Goldman Sachs Group, Inc. (The), 5.25%, due 07/27/21	1,118,854
2,000,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	2,019,610
2,000,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	2,183,030
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	57,339
1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,706,837
4,000,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (2)	4,407,382
4,100,000	JPMorgan Chase & Co., 2.55%, due 10/29/20	4,084,299
1,500,000	JPMorgan Chase & Co., 3.15%, due 07/05/16	1,524,571
475,000	JPMorgan Chase & Co., 7.25%, due 02/01/18	531,538
2,000,000	JPMorgan Chase Bank N.A., 0.666%, due 06/13/16 (1)	1,997,226
500,000	JPMorgan Chase Bank N.A., 5.875%, due 06/13/16	514,936
3,875,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	4,194,885
730,000	JPMorgan Chase Capital XIII, 1.277%, due 09/30/34 (1)	618,675
5,750,000	JPMorgan Chase Capital XXI, 1.25%, due 01/15/87 (1)	4,463,437
2,000,000	JPMorgan Chase Capital XXIII, 1.321%, due 05/15/77 (1)	1,487,500
850,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (2)	965,202
2,750,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (2)	3,108,823
1,290,000	Morgan Stanley, 0.765%, due 10/18/16 (1)	1,288,467
1,500,000	Morgan Stanley, 4.75%, due 03/22/17	1,567,587
575,000	Morgan Stanley, 5.45%, due 01/09/17	602,422
600,000	Morgan Stanley, 5.5%, due 07/24/20	674,442
1,750,000	Morgan Stanley, 5.625%, due 09/23/19	1,957,505
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,083,459
375,000	Morgan Stanley, 7.3%, due 05/13/19	437,548
875,000	Royal Bank of Scotland PLC (The) (United Kingdom), 6.1%, due 06/10/23	954,759
3,305,000	UBS AG (Switzerland), 1.8%, due 03/26/18	3,309,480
1,000,000	UBS AG (Switzerland), 5.875%, due 07/15/16	1,032,214
1,630,000	UBS Group Funding Jersey, Ltd., (144A), 4.125%, due 09/24/25 (2)	1,639,022
2,355,000	Wells Fargo & Co., 2.6%, due 07/22/20	2,376,215

	Total Banks	89,556,173

	Biotechnology (0.5%)
2,450,000	Biogen, Inc., 5.2%, due 09/15/45	2,470,193
2,400,000	Celgene Corp., 3.875%, due 08/15/25	2,411,088
3,000,000	Gilead Sciences, Inc., 3.25%, due 09/01/22	3,043,624

	Total Biotechnology	7,924,905

	Chemicals (0.0%)
101,000	Rohm and Haas Co., 6%, due 09/15/17	108,725

	Commercial Services (0.3%)
4,185,000	Catholic Health Initiatives, 4.2%, due 08/01/23	4,412,172

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Diversified Financial Services (0.7%)
$ 1,675,000	American Express Credit Corp., 2.6%, due 09/14/20	$1,690,584
2,835,000	GE Capital International Funding Co., (144A), 0.964%, due 04/15/16 (2)	2,834,632
747,000	GE Capital International Funding Co., (144A), 3.373%, due 11/15/25 (2)	756,129
565,000	General Electric Capital Corp., 0.684%, due 05/05/26 (1)	530,196
3,315,000	General Electric Capital Corp., 0.801%, due 08/15/36 (1)	2,825,696
287,000	General Electric Capital Corp., 3.15%, due 09/07/22	296,030
1,000,000	International Lease Finance Corp., (144A), 6.75%, due 09/01/16 (2)	1,038,800
2,000,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (2)	2,222,500

	Total Diversified Financial Services	12,194,567

	Electric (1.1%)
1,500,000	Appalachian Power Co., 4.45%, due 06/01/45	1,464,315
2,205,000	Berkshire Hathaway Energy Co., 4.5%, due 02/01/45	2,214,903
2,250,000	El Paso Electric Co., 3.3%, due 12/15/22	2,201,166
3,000,000	Entergy Mississippi, Inc., 3.1%, due 07/01/23	2,950,407
3,300,000	Metropolitan Edison Co., (144A), 3.5%, due 03/15/23 (2)	3,257,151
1,000,000	Niagara Mohawk Power Corp., (144A), 2.721%, due 11/28/22 (2)	971,385
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	458,019
150,000	Oncor Electric Delivery Co. LLC, 5.25%, due 09/30/40	165,146
2,545,000	Public Service Co. of New Mexico, 7.949%, due 05/15/18	2,886,620
1,000,000	Tucson Electric Power Co., 5.15%, due 11/15/21	1,113,811

	Total Electric	17,682,923

	Energy-Alternate Sources (0.1%)
1,231,466	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (2)	1,332,152

	Food (0.2%)
143,000	Kraft Foods Group, Inc., 5.375%, due 02/10/20	159,070
2,467,000	Kraft Heinz Foods Co., (144A), 1.6%, due 06/30/17 (2)	2,469,810

	Total Food	2,628,880

	Gas (0.4%)
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	471,688
1,750,000	CenterPoint Energy Resources Corp., 6.25%, due 02/01/37	2,083,746
3,265,000	KeySpan Gas East Corp., (144A), 5.819%, due 04/01/41 (2)	3,871,415

	Total Gas	6,426,849

	Healthcare-Products (0.0%)
250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	272,409

	Healthcare-Services (1.4%)
175,000	Anthem, Inc., 5.875%, due 06/15/17	186,809
2,545,000	Hartford HealthCare Corp., 5.746%, due 04/01/44	2,789,051
3,000,000	North Shore Long Island Jewish Health Care, Inc., 4.8%, due 11/01/42	2,869,102
1,305,000	North Shore Long Island Jewish Health Care, Inc., 6.15%, due 11/01/43	1,557,605
3,000,000	NYU Hospitals Center, 4.428%, due 07/01/42	2,859,174
60,000	NYU Hospitals Center, 5.75%, due 07/01/43	70,344
3,860,000	Providence Health & Services Obligated Group, 1.276%, due 10/01/17 (1)	3,882,478

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Healthcare-Services (Continued)
$ 3,290,000	Saint Barnabas Health Care System, 4%, due 07/01/28	$3,306,450
2,270,000	Sutter Health, 2.286%, due 08/15/53	2,261,487
2,460,000	UnitedHealth Group, Inc., 4.625%, due 07/15/35	2,617,695

	Total Healthcare-Services	22,400,195

	Insurance (1.5%)
2,500,000	Berkshire Hathaway Finance Corp., 4.4%, due 05/15/42	2,474,752
1,625,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (2)	2,079,290
2,250,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(2)	2,396,250
800,000	MetLife, Inc., 4.368%, due 09/15/23	865,250
300,000	MetLife, Inc., 5.7%, due 06/15/35	356,137
2,300,000	Metropolitan Life Global Funding I, (144A), 0.851%, due 07/15/16 (1)(2)	2,306,215
3,460,000	Metropolitan Life Global Funding I, (144A), 3.875%, due 04/11/22 (2)	3,648,023
4,000,000	Pricoa Global Funding I, (144A), 1.6%, due 05/29/18 (2)	4,004,338
1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,088,270
4,850,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	4,922,750

	Total Insurance	24,141,275

	Media (0.3%)
4,130,000	CCO Safari II LLC, (144A), 4.908%, due 07/23/25 (2)	4,204,398
200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	225,948

	Total Media	4,430,346

	Mining (0.1%)
2,400,000	Barrick Gold Corp. (Canada), 4.1%, due 05/01/23	2,233,584
300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	312,590

	Total Mining	2,546,174

	Oil & Gas (0.3%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	259,316
1,700,000	Exxon Mobil Corp., 3.567%, due 03/06/45	1,627,857
1,000,000	Noble Energy, Inc., 5.05%, due 11/15/44	914,156
2,500,000	Shell International Finance BV (Netherlands), 4.375%, due 05/11/45	2,500,832

	Total Oil & Gas	5,302,161

	Pharmaceuticals (0.4%)
2,000,000	AbbVie, Inc., 4.7%, due 05/14/45	1,920,210
1,997,000	Actavis Funding SCS, 2.45%, due 06/15/19	1,984,434
2,600,000	Actavis Funding SCS, 4.75%, due 03/15/45	2,496,031

	Total Pharmaceuticals	6,400,675

	Pipelines (1.6%)
1,000,000	El Paso Pipeline Partners Operating Co. LLC, 5%, due 10/01/21	999,147
2,000,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	2,019,182
3,500,000	Energy Transfer Partners LP, 5.95%, due 10/01/43	3,072,941
2,000,000	EnLink Midstream Partners LP, 4.15%, due 06/01/25	1,828,026
1,125,000	Enterprise Products Operating LLC, 4.9%, due 05/15/46	1,031,054

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Pipelines (Continued)
$ 2,000,000	Florida Gas Transmission Co. LLC, (144A), 3.875%, due 07/15/22 (2)	$1,990,087
250,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (2)	289,148
675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	751,174
825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	957,119
2,350,000	Ruby Pipeline LLC, (144A), 6%, due 04/01/22 (2)	2,470,007
2,590,000	Southern Natural Gas Co. LLC, 7.35%, due 02/15/31	2,974,824
3,245,000	Spectra Energy Partners LP, 4.5%, due 03/15/45	2,747,598
2,000,000	TC PipeLines LP, 4.375%, due 03/13/25	1,884,173
575,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	584,465
2,090,000	Tennessee Gas Pipeline Co., 8.375%, due 06/15/32	2,178,524
375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	423,157

	Total Pipelines	26,200,626

	Real Estate (0.1%)
850,000	Post Apartment Homes LP, 4.75%, due 10/15/17	897,679

	REIT (2.1%)
2,250,000	Alexandria Real Estate Equities, Inc., 4.6%, due 04/01/22	2,353,745
3,000,000	ARC Properties Operating Partnership LP / Clark Acquisition LLC, 2%, due 02/06/17	2,949,225
3,000,000	AvalonBay Communities, Inc., 2.95%, due 09/15/22	2,949,129
1,000,000	AvalonBay Communities, Inc., 3.95%, due 01/15/21	1,047,541
2,200,000	Boston Properties LP, 5.875%, due 10/15/19	2,468,096
2,295,000	HCP, Inc., 3.875%, due 08/15/24	2,244,533
1,500,000	HCP, Inc., 5.625%, due 05/01/17	1,584,413
3,000,000	HCP, Inc., 6%, due 01/30/17	3,155,382
715,000	HCP, Inc., 6.3%, due 09/15/16	744,286
2,900,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	3,237,253
1,459,000	Highwoods Realty LP, 7.5%, due 04/15/18	1,637,246
2,440,000	SL Green Realty Corp., 5%, due 08/15/18	2,593,197
1,000,000	SL Green Realty Corp., 7.75%, due 03/15/20	1,184,974
1,500,000	Ventas Realty LP / Ventas Capital Corp., 2.7%, due 04/01/20	1,489,147
605,000	Welltower, Inc., 3.75%, due 03/15/23	597,577
545,000	Welltower, Inc., 4.95%, due 01/15/21	590,695
3,400,000	Welltower, Inc., 6.125%, due 04/15/20	3,866,983

	Total REIT	34,693,422

	Retail (0.4%)
1,960,000	CVS Health Corp., 3.875%, due 07/20/25	2,019,937
2,100,000	Wal-Mart Stores, Inc., 4.75%, due 10/02/43	2,281,336
3,000,000	Walgreens Boots Alliance, Inc., 0.775%, due 05/18/16 (1)	2,996,583

	Total Retail	7,297,856

	Software (0.4%)
4,975,000	Microsoft Corp., 3.125%, due 11/03/25	5,011,974
2,000,000	Microsoft Corp., 3.75%, due 02/12/45	1,848,472

	Total Software	6,860,446

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Telecommunications (0.7%)
$ 1,500,000	AT&T, Inc., 4.75%, due 05/15/46	$1,382,550
1,500,000	AT&T, Inc., 5.35%, due 09/01/40	1,500,156
739,000	AT&T, Inc., 6.5%, due 09/01/37	841,938
1,500,000	Qwest Corp., 7.25%, due 09/15/25	1,615,512
2,000,000	Verizon Communications, Inc., 2.086%, due 09/14/18 (1)	2,056,184
600,000	Verizon Communications, Inc., 4.522%, due 09/15/48	541,179
2,000,000	Verizon Communications, Inc., 4.862%, due 08/21/46	1,918,744
1,250,000	Verizon Communications, Inc., 5.15%, due 09/15/23	1,396,488
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	142,963

	Total Telecommunications	11,395,714

	Transportation (0.1%)
2,385,000	Burlington Northern Santa Fe LLC, 4.15%, due 04/01/45	2,240,191

	Total Corporate Bonds (Cost: $313,859,583)	316,609,004

	Municipal Bonds (0.7%)
1,500,000	City of New York, General Obligation Unlimited, 5.047%, due 10/01/24	1,730,400
1,250,000	City of New York, General Obligation Unlimited, 5.517%, due 10/01/37	1,469,688
805,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	878,851
3,000,000	New York City Transitional Finance Authority, Future Tax Secured Revenue Bond, 5.572%, due 11/01/38	3,609,900
2,000,000	New York City Water & Sewer System, Revenue Bond, 5.882%, due 06/15/44	2,573,720
730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	809,818

	Total Municipal Bonds (Cost: $11,012,870)	11,072,377

	Foreign Government Bonds (Cost: $198,668) (0.0%)
200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	208,933

	Asset-Backed Securities (8.9%)
1,944,698	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (2)	2,062,888
2,286,164	321 Henderson Receivables I LLC (14-2A-A), (144A), 3.61%, due 01/17/73 (2)	2,316,936
2,800,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.296%, due 12/27/44 (1)(2)	2,701,537
2,350,000	AMMC CDO (14-14A-A1L), (144A), 1.745%, due 07/27/26 (1)(2)	2,332,845
1,000,000	Babson CLO, Ltd. (14-IIA-A), (144A), 1.707%, due 10/17/26 (1)(2)	991,613
1,000,000	Babson CLO, Ltd. (15-IA-A), (144A), 1.747%, due 04/20/27 (1)(2)	993,620
1,600,000	Ballyrock CLO, Ltd. (14-1A-A1), (144A), 1.767%, due 10/20/26 (1)(2)	1,594,033
1,989,977	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.426%, due 12/25/36 (1)(2)	1,733,672
1,608,918	Brazos Education Loan Authority, Inc. (12-1-A1), 0.896%, due 12/26/35 (1)	1,561,860
646,320	Brazos Higher Education Authority, Inc. (06-2-A9), 0.335%, due 12/26/24 (1)	609,904
675,000	Brazos Higher Education Authority, Inc. (10-1-A2), 1.529%, due 02/25/35 (1)	664,299
1,695,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.379%, due 11/25/33 (1)	1,639,950
4,160,000	Chase Issuance Trust (15-A6-A6), 0.446%, due 05/15/19 (1)	4,154,796
4,070,000	Citibank Credit Card Issuance Trust (14-A3-A3), 0.396%, due 05/09/18 (1)	4,068,936
525,079	College Loan Corp. Trust (05-2-A3), 0.451%, due 04/15/25 (1)	523,569
3,960,000	Dryden Senior Loan Fund (15-37A-A), (144A), 1.821%, due 04/15/27 (1)(2)	3,940,584
2,912,983	Educational Funding of the South, Inc. (11-1-A2), 0.97%, due 04/25/35 (1)	2,829,668

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$ 1,375,890	Educational Services of America, Inc. (12-2-A), (144A), 0.926%, due 04/25/39 (1)(2)	$1,360,682
2,500,000	Flatiron CLO, Ltd. (14-1A-A1), (144A), 1.695%, due 07/17/26 (1)(2)	2,475,150
2,917,508	GCO Education Loan Funding Master Trust (06-2AR-A1RN), (144A), 0.846%, due 08/27/46 (1)(2)	2,675,943
667,838	GE Business Loan Trust (04-2A-A), (144A), 0.416%, due 12/15/32 (1)(2)	656,039
2,699,375	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (2)	2,673,072
2,747,899	Higher Education Funding I (14-1-A), (144A), 1.379%, due 05/25/34 (1)(2)	2,679,935
1,972,153	Honda Auto Receivables Owner Trust (13-3-A3), 0.77%, due 05/15/17	1,972,321
4,160,000	Honda Auto Receivables Owner Trust (15-4-A2), 0.82%, due 07/23/18	4,160,642
3,600,000	Limerock CLO II, Ltd. (14-2A-A), (144A), 1.817%, due 04/18/26 (1)(2)	3,579,919
3,400,000	Magnetite XI, Ltd. (14-11A-A1), (144A), 1.767%, due 01/18/27 (1)(2)	3,379,458
3,260,000	Magnetite XII, Ltd. (15-12A-A), (144A), 1.821%, due 04/15/27 (1)(2)	3,247,118
2,400,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.244%, due 07/20/43 (1)	2,264,050
5,273,651	Navient Student Loan Trust (14-2-A), 0.836%, due 03/25/43 (1)	4,959,287
5,292,294	Navient Student Loan Trust (14-3-A), 0.816%, due 03/25/43 (1)	4,983,219
2,630,420	Navient Student Loan Trust (14-4-A), 0.816%, due 03/25/43 (1)	2,474,044
4,403,278	Nelnet Student Loan Trust (11-1A-A), (144A), 1.046%, due 02/25/43 (1)(2)	4,329,286
2,965,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.146%, due 11/25/43 (1)(2)	2,721,227
7,175,000	Nelnet Student Loan Trust (15-2A-A2), (144A), 0.796%, due 09/25/42 (1)(2)	6,917,684
4,120,000	Nissan Auto Receivables Owner Trust (15-C-A2A), 0.87%, due 11/15/18	4,115,338
3,259,765	PHEAA Student Loan Trust (15-1A-A), (144A), 0.796%, due 10/25/41 (1)(2)	3,157,917
2,295,092	SLC Student Loan Trust (05-3-B), 0.587%, due 06/15/40 (1)	1,951,966
3,725,389	SLM Student Loan Trust (04-10-A5B), (144A), 0.72%, due 04/25/23 (1)(2)	3,717,875
1,113,307	SLM Student Loan Trust (05-6-B), 0.61%, due 01/25/44 (1)	930,669
1,138,256	SLM Student Loan Trust (06-10-B), 0.54%, due 03/25/44 (1)	926,080
3,400,000	SLM Student Loan Trust (06-2-A6), 0.49%, due 01/25/41 (1)	3,011,222
3,400,000	SLM Student Loan Trust (06-8-A6), 0.48%, due 01/25/41 (1)	2,956,450
1,139,528	SLM Student Loan Trust (07-1-B), 0.54%, due 01/27/42 (1)	935,433
606,846	SLM Student Loan Trust (07-6-B), 1.17%, due 04/27/43 (1)	504,384
710,000	SLM Student Loan Trust (08-2-B), 1.52%, due 01/25/29 (1)	575,704
710,000	SLM Student Loan Trust (08-3-B), 1.52%, due 04/25/29 (1)	591,000
8,380,000	SLM Student Loan Trust (08-4-A4), 1.97%, due 07/25/22 (1)	8,441,099
710,000	SLM Student Loan Trust (08-4-B), 2.17%, due 04/25/29 (1)	645,455
710,000	SLM Student Loan Trust (08-5-B), 2.17%, due 07/25/29 (1)	656,679
7,450,000	SLM Student Loan Trust (08-6-A3), 1.07%, due 01/25/19 (1)	7,413,667
710,000	SLM Student Loan Trust (08-6-B), 2.17%, due 07/25/29 (1)	654,287
710,000	SLM Student Loan Trust (08-7-B), 2.17%, due 07/25/29 (1)	622,601
710,000	SLM Student Loan Trust (08-8-B), 2.57%, due 10/25/29 (1)	680,506
5,832,838	SLM Student Loan Trust (08-9-A), 1.82%, due 04/25/23 (1)	5,869,484
710,000	SLM Student Loan Trust (08-9-B), 2.57%, due 10/25/29 (1)	684,868
2,000,000	SLM Student Loan Trust (11-2-A2), 1.396%, due 10/25/34 (1)	1,972,932
2,600,000	SLM Student Loan Trust (12-7-A3), 0.846%, due 05/26/26 (1)	2,515,002
2,216,569	SLM Student Loan Trust (13-4-A), 0.746%, due 06/25/27 (1)	2,147,123

	Total Asset-Backed Securities (Cost: $150,478,206)	147,907,527

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (4.0%)
$ 7,095,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K041-A2), 3.171%, due 10/25/24	$7,381,790
3,400,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K151-A3), 3.511%, due 04/25/30	3,521,319
2,221,739	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF02-A3), 0.826%, due 07/25/20 (1)	2,235,047
2,100,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KSCT-A2), 4.285%, due 01/25/20	2,343,994
3,722,635	Federal National Mortgage Association, Pool #462237, 5.525%, due 07/01/16	3,743,391
1,183,663	Federal National Mortgage Association, Pool #464959, 4.12%, due 04/01/20	1,289,745
3,045,000	Federal National Mortgage Association, Pool #467944, 4.25%, due 04/01/21	3,362,551
1,805,270	Federal National Mortgage Association, Pool #468048, 4.41%, due 05/01/21	2,003,427
3,686,881	Federal National Mortgage Association, Pool #745935, 5.731%, due 08/01/16	3,722,553
2,305,000	Federal National Mortgage Association, Pool #AE0134, 4.4%, due 02/01/20	2,533,279
3,530,639	Federal National Mortgage Association, Pool #AE0918, 3.664%, due 10/01/20	3,807,356
2,029,280	Federal National Mortgage Association, Pool #Al0151, 4.383%, due 04/01/21	2,229,260
5,535,763	Federal National Mortgage Association, Pool #AL6829, 2.966%, due 05/01/27	5,542,199
2,305,000	Federal National Mortgage Association, Pool #AM1551, 2.44%, due 12/01/23	2,306,334
3,300,000	Federal National Mortgage Association, Pool #AM4125, 3.74%, due 08/01/23	3,572,245
2,438,543	Federal National Mortgage Association, Pool #FN0000, 3.584%, due 09/01/20	2,588,011
3,231,981	Federal National Mortgage Association, Pool #FN0001, 3.766%, due 12/01/20	3,486,232
2,584,007	Federal National Mortgage Association, Pool #FN0003, 4.298%, due 01/01/21	2,843,409
5,937,478	Federal National Mortgage Association (14-M12-FA), 0.505%, due 10/25/21 (ACES) (1)	5,968,905
1,512,648	NCUA Guaranteed Notes (11-C1-2A), 0.724%, due 03/09/21 (1)	1,515,908

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $66,586,673)	65,996,955

	Commercial Mortgage-Backed Securities — Non-Agency (3.4%)
5,867,000	Commercial Mortgage Asset Trust (99-C2-G), 6%, due 11/17/32	6,323,919
4,208	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	4,207
160,233	GE Capital Commercial Mortgage Corp. (05-C4-A4), 5.385%, due 11/10/45 (1)	160,072
3,298,249	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB16-A4), 5.552%, due 05/12/45	3,361,340
6,471,996	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP7-A4), 5.911%, due 04/15/45 (1)	6,543,770
1,292,601	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP8-A1A), 5.397%, due 05/15/45	1,320,842
1,027,202	JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-A2), (144A), 3.673%, due 02/15/46 (2)	1,042,717
4,570,000	JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-A3), (144A), 4.388%, due 02/15/46 (2)	4,831,145
4,473,210	LB-UBS Commercial Mortgage Trust (06-C7-A2), 5.3%, due 11/15/38	4,499,570
2,611,553	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A1A), 5.166%, due 12/12/49	2,695,750
8,100,000	Morgan Stanley Capital I Trust (07-HQ11-A4), 5.447%, due 02/12/44 (1)	8,370,722
629,381	Morgan Stanley Capital I Trust (07-HQ12-A5), 5.723%, due 04/12/49 (1)	628,374
926,767	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	939,566

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$ 1,505,000	OBP Depositor LLC Trust (10-OBP-A), (144A), 4.646%, due 07/15/45 (2)	$1,652,208
4,300,000	WF-RBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (2)	4,575,922
3,600,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	3,815,071
2,800,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45	2,917,585
2,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45	2,317,778

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $56,811,964)	56,000,558

	Residential Mortgage-Backed Securities — Agency (23.9%)
286,896	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32	326,493
658,679	Federal Home Loan Mortgage Corp. (2575-FD), 0.646%, due 02/15/33 (PAC) (1)	664,481
450,378	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	476,573
7,513,070	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	7,601,829
163,805	Federal Home Loan Mortgage Corp. (3315-S), 6.214%, due 05/15/37 (I/O) (I/F) (1)	21,168
913,567	Federal Home Loan Mortgage Corp. (3339-JS), 41.563%, due 07/15/37 (I/F) (1)	1,786,567
838,687	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	932,987
1,216,861	Federal Home Loan Mortgage Corp. (3380-SM), 6.214%, due 10/15/37 (I/O) (I/F) (1)	202,465
889,037	Federal Home Loan Mortgage Corp. (3382-FL), 0.896%, due 11/15/37 (1)	898,804
4,238,220	Federal Home Loan Mortgage Corp. (3439-SC), 5.704%, due 04/15/38 (I/O) (I/F) (1)	690,960
1,698,513	Federal Home Loan Mortgage Corp. (3578-DI), 6.454%, due 04/15/36 (I/O) (I/F) (1)	291,855
4,854,553	Federal Home Loan Mortgage Corp. (4139-PA), 2.5%, due 11/15/41 (PAC)	4,932,307
55,883	Federal Home Loan Mortgage Corp., Pool #1A1127, 2.515%, due 01/01/37 (1)	57,291
3,626,711	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41	4,018,085
20,245	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	21,071
12,127	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	12,778
25,782	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	28,560
4,089,185	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41	4,419,674
3,181,104	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41	3,431,492
2,246,558	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41	2,417,595
1,131,301	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41	1,230,820
15,010,840	Federal Home Loan Mortgage Corp., Pool #G07924, 3.5%, due 01/01/45	15,669,090
14,117,995	Federal Home Loan Mortgage Corp., Pool #G08650, 3.5%, due 06/01/45	14,679,957
11,236,296	Federal Home Loan Mortgage Corp., Pool #G08653, 3%, due 07/01/45	11,335,053
973,772	Federal Home Loan Mortgage Corp., Pool #G08658, 3%, due 08/01/45	982,330
7,812,985	Federal Home Loan Mortgage Corp., Pool #G08669, 4%, due 09/01/45 (3)	8,313,810
15,975,000	Federal Home Loan Mortgage Corp., Pool #G08671, 3.5%, due 10/01/45 (3)	16,600,895
4,010,670	Federal Home Loan Mortgage Corp., Pool #G18565, 3%, due 08/01/30	4,174,387
1,760,468	Federal Home Loan Mortgage Corp., Pool #G18568, 2.5%, due 09/01/30	1,793,546
15,613,693	Federal Home Loan Mortgage Corp., Pool #G60080, 3.5%, due 06/01/45	16,303,500
3,422,376	Federal Home Loan Mortgage Corp., Pool #Q05261, 3.5%, due 12/01/41	3,588,013
5,443,501	Federal Home Loan Mortgage Corp., Pool #Q20178, 3.5%, due 07/01/43	5,715,856
267,654	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (1)	425,423
375,492	Federal National Mortgage Association (01-34-FV), 0.696%, due 08/25/31 (1)	380,307
1,081	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	1,088
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC)	2,307,931

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$1,516,258	Federal National Mortgage Association (07-89-GF), 0.716%, due 09/25/37 (1)	$1,532,342
299,807	Federal National Mortgage Association (08-30-SA), 6.653%, due 04/25/38 (I/O) (I/F) (1)	51,017
411,062	Federal National Mortgage Association (08-62-SN), 6.003%, due 07/25/38 (I/O) (I/F) (1)	56,953
3,584,430	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29	3,839,221
198,415	Federal National Mortgage Association (09-68-SA), 6.553%, due 09/25/39 (I/O) (I/F) (1)	36,069
2,974,760	Federal National Mortgage Association (10-26-AS), 6.133%, due 03/25/40 (I/O) (I/F) (1)	475,769
4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	4,379,866
29,483	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	33,005
23,829	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	27,542
80,036	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	83,615
96,850	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	104,823
107,906	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	113,756
1,928,644	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26	2,051,156
1,867,931	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41	1,956,231
3,385,694	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41	3,648,235
2,614,143	Federal National Mortgage Association, Pool #AB3864, 3.5%, due 11/01/41	2,742,246
5,366,381	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41	5,642,642
3,973,733	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39	4,292,873
1,130,844	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	1,255,155
1,604,629	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	1,820,018
10,578,239	Federal National Mortgage Association, Pool #AT5914, 3.5%, due 06/01/43	11,055,087
10,907,223	Federal National Mortgage Association, Pool #MA1404, 3.5%, due 04/01/43	11,398,900
5,037,262	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33	5,214,747
8,784,822	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	9,254,948
9,583,839	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33	10,090,735
8,765,000	Federal National Mortgage Association TBA, 3% (4)	8,861,552
6,515,000	Federal National Mortgage Association TBA, 3% (4)	6,565,898
45,395,000	Federal National Mortgage Association TBA, 3.5% (4)	47,245,556
29,825,000	Federal National Mortgage Association TBA, 4% (4)	31,747,314
11,985,000	Federal National Mortgage Association TBA, 4.5% (4)	12,988,744
1,099,431	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	1,160,909
709,126	Government National Mortgage Association (08-27-SI), 6.276%, due 03/20/38 (I/O) (I/F) (1)	124,913
2,784,382	Government National Mortgage Association (08-81-S), 6.006%, due 09/20/38 (I/O) (I/F) (1)	486,876
1,200,911	Government National Mortgage Association (09-66-UF), 1.199%, due 08/16/39 (1)	1,232,121
4,505,196	Government National Mortgage Association (10-1-S), 5.556%, due 01/20/40 (I/O) (I/F) (1)	708,604
109,173	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	118,810
279,487	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	312,977

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$7,739,180	Government National Mortgage Association II, Pool #MA2826, 3.5%, due 05/20/45	$8,121,302
7,270,654	Government National Mortgage Association II, Pool #MA2961, 3.5%, due 07/20/45	7,629,642
2,861,136	Government National Mortgage Association II, Pool #MA3033, 3%, due 08/20/45	2,924,939
13,883,391	Government National Mortgage Association II, Pool #MA3104, 3%, due 09/20/45	14,210,953
7,180,000	Government National Mortgage Association II, Pool #MA3173, 3.5%, due 10/20/45 (3)	7,535,598
1,590,000	Government National Mortgage Association II, Pool #MA3174, 4%, due 10/20/45 (3)	1,697,201
11,855,000	Government National Mortgage Association II TBA, 3.5% (4)	12,423,670
3,515,000	Government National Mortgage Association II TBA, 4.5% (4)	3,783,568
2,056,346	NCUA Guaranteed Notes (10-R1-1A), 0.644%, due 10/07/20 (1)(5)	2,066,266
1,125,925	NCUA Guaranteed Notes (10-R2-1A), 0.564%, due 11/06/17 (1)(5)	1,127,917
1,001,065	NCUA Guaranteed Notes (10-R3-1A), 0.754%, due 12/08/20 (1)(5)	1,007,811
864,314	NCUA Guaranteed Notes (10-R3-2A), 0.754%, due 12/08/20 (1)	869,986
1,178,044	NCUA Guaranteed Notes (11-R1-1A), 0.644%, due 01/08/20 (1)(5)	1,183,119
1,160,296	NCUA Guaranteed Notes (11-R2-1A), 0.595%, due 02/06/20 (1)(5)	1,164,051

	Total Residential Mortgage-Backed Securities — Agency (Cost: $387,010,713)	395,192,289

	Residential Mortgage-Backed Securities — Non-Agency (8.4%)
431,181	Asset-Backed Funding Certificates (05-WMC1-M1), 0.856%, due 06/25/35 (1)	429,443
1,883,202	Asset-Backed Securities Corp. Home Equity (05-HE6-M2), 0.706%, due 07/25/35 (1)	1,873,697
7,126,930	Banc of America Funding Trust (15-R2-9A1), (144A), 0.409%, due 03/27/36 (1)(2)	6,899,809
2,805,085	Bear Stearns Asset Backed Securities I Trust (06-HE3-A2), 0.376%, due 04/25/36 (1)	2,796,752
3,970,000	Bear Stearns Asset-Backed Securities Trust (06-HE1-1M1), 0.606%, due 12/25/35 (1)	3,875,466
17,908	Carrington Mortgage Loan Trust (05-NC5-A2), 0.516%, due 10/25/35 (1)	17,891
503,904	Centex Home Equity (02-C-AF6), 4.5%, due 09/25/32 (1)	507,222
1,031,153	Centex Home Equity (03-B-AF6), 3.173%, due 06/25/33 (1)	1,035,335
562,235	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35 (5)	493,075
1,588,161	Conseco Financial Corp. (98-6-A8), 6.66%, due 06/01/30	1,689,128
2,574,188	Countrywide Asset-Backed Certificates (05-11-MV1), 0.666%, due 02/25/36 (1)	2,567,052
21,294	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	21,858
7,000,010	Credit Suisse Mortgage Capital Certificates (15-5R-1A1), (144A), 1.066%, due 09/27/46 (2)	6,854,563
6,157,454	Credit Suisse Mortgage Trust (15-1R-7A3), (144A), 2.658%, due 07/27/36 (1)(2)	6,304,487
6,794,115	CSMC Trust (14-7R-8A1), (144A), 2.38%, due 07/27/37 (1)(2)	6,817,068
774,325	GSAMP Trust (05-HE5-M1), 0.616%, due 11/25/35 (1)	751,392
1,319,016	HSBC Home Equity Loan Trust USA (07-1-AM), 0.434%, due 03/20/36 (1)	1,316,359
331,033	HSBC Home Equity Loan Trust USA (07-2-AM), 0.434%, due 07/20/36 (1)	328,829
1,790,533	HSBC Home Equity Loan Trust USA (07-3-APT), 1.394%, due 11/20/36 (1)	1,789,469

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,379,640	HSI Asset Securitization Corp. Trust (06-OPT1-2A3), 0.386%, due 12/25/35 (1)	$1,360,946
1,462,970	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.436%, due 04/25/35 (1)	1,313,715
5,759,783	JPMorgan Mortgage Acquisition Corp. (05-OPT1-M1), 0.646%, due 06/25/35 (1)	5,735,956
6,772,309	Merrill Lynch Mortgage Investors Trust (05-2-2A), 2.52%, due 10/25/35 (1)	6,863,685
1,818,337	Mid-State Trust (04-1-B), 8.9%, due 08/15/37	2,099,227
2,272,317	Morgan Stanley ABS Capital I, Inc. Trust (05-WMC6-M2), 0.946%, due 07/25/35 (1)	2,304,340
1,920,269	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.111%, due 07/25/34 (1)	1,868,748
6,239,000	Morgan Stanley Home Equity Loan Trust (05-1-M3), 0.976%, due 12/25/34 (1)	6,098,585
396,716	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.684%, due 04/25/34 (1)	421,023
2,248,995	New Century Home Equity Loan Trust (05-1-A2C), 0.896%, due 03/25/35 (1)	2,233,128
2,827,767	New Century Home Equity Loan Trust (05-2-M1), 0.626%, due 06/25/35 (1)	2,846,747
1,956,293	New Century Home Equity Loan Trust (05-3-M1), 0.676%, due 07/25/35 (1)	1,954,727
7,107,984	New Century Home Equity Loan Trust (05-3-M2), 0.686%, due 07/25/35 (1)	6,909,984
3,837,534	Nomura Resecuritization Trust (14-5R-3A1), (144A), 0.434%, due 05/26/37 (1)(2)	3,743,822
5,489,145	Nomura Resecuritization Trust (15-1R-6A1), (144A), 1%, due 05/26/47 (1)(2)	5,346,656
6,976,408	Nomura Resecuritization Trust (15-4R-3A1), (144A), 2.375%, due 01/26/36 (1)(2)	7,171,332
6,549,920	Nomura Resecuritization Trust (15-5R-2A1), (144A), 2.554%, due 03/26/35 (1)(2)	6,679,729
447,890	Park Place Securities, Inc. (04-WWF1-M2), 1.216%, due 12/25/34 (1)	448,323
1,905,041	Park Place Securities, Inc. (05-WCH1-M2), 0.976%, due 01/25/36 (1)	1,897,503
3,013,924	Park Place Securities, Inc. (05-WCW2-A2D), 0.566%, due 07/25/35 (1)	3,021,649
3,976,898	Park Place Securities, Inc. (05-WHQ4-A2D), 0.566%, due 09/25/35 (1)	3,956,193
4,862,465	RAMP Trust (06-RZ3-A2), 0.356%, due 08/25/36 (1)	4,826,846
877,893	Structured Asset Securities Corp. (03-34A-5A4), 2.617%, due 11/25/33 (1)	892,762
460,533	Structured Asset Securities Corp. (05-GEL4-M1), 0.716%, due 08/25/35 (1)	458,681
3,447,985	WaMu Mortgage Pass-Through Certificates (05-AR3-A2), 2.442%, due 03/25/35 (1)	3,455,008
295,030	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37 (5)	286,475
8,215,342	Wells Fargo Home Equity Trust (04-2-A33), 1.196%, due 10/25/34 (1)	8,010,945

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $135,416,504)	138,575,630

	U.S. Government Agency Obligations (1.2%)
5,860,000	Federal Farm Credit Bank Funding Corp., 0.213%, due 09/14/16 (1)	5,861,149
6,065,000	Federal Farm Credit Bank Funding Corp., 0.226%, due 04/26/17 (1)	6,066,219
8,320,000	Federal Home Loan Bank, 1.25%, due 06/28/30	8,307,948

	Total U.S. Government Agency Obligations (Cost: $20,228,185)	20,235,316

	U.S. Treasury Securities (30.6%)
42,210,000	U.S. Treasury Bond, 2.875%, due 08/15/45	41,716,185
20,159,618	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (6)	19,388,533
4,571,450	U.S. Treasury Inflation Indexed Bond, 0.625%, due 02/15/43 (6)	3,941,238
12,043,752	U.S. Treasury Inflation Indexed Bond, 0.75%, due 02/15/45 (6)	10,690,417
13,021,423	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/16 (6)	12,943,516
5,472,047	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/17 (6)	5,470,942
13,600,271	U.S. Treasury Inflation Indexed Note, 0.125%, due 07/15/24 (6)	13,027,194
803,992	U.S. Treasury Inflation Indexed Note, 0.375%, due 07/15/25 (6)	784,330
22,747,737	U.S. Treasury Inflation Indexed Note, 1.375%, due 02/15/44 (6)	23,661,586

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$10,833,502	U.S. Treasury Inflation Indexed Note, 2.5%, due 07/15/16 (6)	$11,035,324
8,000,000	U.S. Treasury Note, 0.375%, due 01/15/16	8,004,792
116,170,000	U.S. Treasury Note, 0.625%, due 08/31/17	115,983,942
6,220,000	U.S. Treasury Note, 0.625%, due 09/30/17	6,206,938
85,565,000	U.S. Treasury Note, 1.25%, due 10/31/20	84,946,840
92,530,000	U.S. Treasury Note, 1.375%, due 09/30/20	91,901,083
56,360,000	U.S. Treasury Note, 2%, due 08/15/25	55,623,754

	Total U.S. Treasury Securities (Cost: $510,028,655)	505,326,614

	Total Fixed Income Securities (Cost: $1,651,632,021) (100.3%)	1,657,125,203

Number of Shares	Money Market Investments
82,564,000	Dreyfus Government Cash Management Fund — Institutional Class, 0.01% (7)	82,564,000
86,487,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (7)	86,487,000
54,058,687	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (7)	54,058,687

	Total Money Market Investments (Cost: $223,109,687) (13.5%)	223,109,687

Principal Amount	Short-Term Investments
	Discount Note (Cost: $24,177,297) (1.5%)
$24,180,000	Federal Home Loan Bank Discount Note, 0.175%, due 11/24/15 (8)	24,179,782

	Total Investments (Cost: $1,898,919,005) (115.3%)	1,904,414,672
	Liabilities in Excess of Other Assets (-15.3%)	(252,681,376)

	Net Assets (100.0%)	$1,651,733,296

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2015

Notes to the Schedule of Investments:

ABS -	Asset Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CDO -	Collateralized Debt Obligation.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $186,402,694 or 11.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(6)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(8)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	0.6%
Asset-Backed Securities	8.9
Auto Manufacturers	0.5
Banks	5.4
Biotechnology	0.5
Chemicals	0.0	*
Commercial Mortgage-Backed Securities — Agency	4.0
Commercial Mortgage-Backed Securities — Non-Agency	3.4
Commercial Services	0.3
Diversified Financial Services	0.7
Electric	1.1
Energy-Alternate Sources	0.1
Food	0.2
Foreign Government Bonds	0.0	*
Gas	0.4
Healthcare-Products	0.0	*
Healthcare-Services	1.4
Insurance	1.5
Media	0.3
Mining	0.1
Municipal Bonds	0.7
Oil & Gas	0.3
Pharmaceuticals	0.4
Pipelines	1.6
REIT	2.1
Real Estate	0.1
Residential Mortgage-Backed Securities — Agency	23.9
Residential Mortgage-Backed Securities — Non-Agency	8.4
Retail	0.4
Software	0.4
Telecommunications	0.7
Transportation	0.1
U.S. Government Agency Obligations	1.2
U.S. Treasury Securities	30.6
Money Market Investments	13.5
Short-Term Investments	1.5

Total	115.3%

*	Value rounds to less than 0.1% of net assets

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (1.2% of Net Assets)
$13,759	Educational Services of America, Inc. (12-2-A), (144A), 0.926%, due 04/25/39 (1)(2)	$13,606
4,704	Goal Capital Funding Trust (06-1-A3), 0.449%, due 11/25/26 (2)	4,678
6,751	Nelnet Student Loan Trust (12-5A-A), (144A), 0.796%, due 10/27/36 (1)(2)	6,521
5,869	Scholar Funding Trust (11-A-A), (144A), 1.223%, due 10/28/43 (1)(2)	5,786

	Total Asset-Backed Securities (Cost: $31,172)	30,591

	Commercial Mortgage-Backed Securities — Agency (0.8%)
19,288	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF05-A), 0.544%, due 09/25/21 (2)	19,348
358	Government National Mortgage Association (10-96-A), 2.207%, due 09/16/39	358

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $19,647)	19,706

	Commercial Mortgage-Backed Securities — Non-Agency (0.7%)
4,662	JPMorgan Chase Commercial Mortgage Securities Trust (07-LD12-ASB), 5.833%, due 02/15/51 (2)	4,775
9,534	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	9,552
4,865	Wachovia Bank Commercial Mortgage Trust (06-C26-APB), 5.997%, due 06/15/45	4,833

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $19,844)	19,160

	Residential Mortgage-Backed Securities — Agency (2.5%)
8,048	Federal Home Loan Mortgage Corp. (3346-FA), 0.426%, due 02/15/19 (2)	8,056
9,081	Federal Home Loan Mortgage Corp. (242-F29), 0.446%, due 11/15/36 (2)	9,107
13,616	Federal National Mortgage Association (01-70-OF), 1.146%, due 10/25/31 (2)	13,896
24,181	Federal National Mortgage Association (05-W3-2AF), 0.416%, due 03/25/45 (2)	24,245
1,543	Federal National Mortgage Association (10-87-GA), 4%, due 02/25/24	1,548
6,760	Federal National Mortgage Association (93-247-FM), 1.839%, due 12/25/23 (2)	6,968
682	NCUA Guaranteed Notes (11-R6-1A), 0.574%, due 05/07/20 (2)(3)	682

	Total Residential Mortgage-Backed Securities — Agency (Cost: $63,028)	64,502

	Residential Mortgage-Backed Securities — Non-Agency (16.2%)
19,765	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	20,272
16,570	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	16,960
8,641	Bear Stearns Alt-A Trust (04-13-A1), 0.936%, due 11/25/34 (2)	8,542
5,149	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.596%, due 08/25/43 (2)	5,088
16,014	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30 (2)	16,526
56,358	Centex Home Equity Loan Trust (05-A-AF5), 5.28%, due 01/25/35	58,432
15,149	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/28 (2)	15,737
14,080	Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1), 1.216%, due 11/25/33 (2)	13,470
13,635	Credit-Based Asset Servicing and Securitization LLC (05-CB4-AF3), 5.334%, due 07/25/35	13,738
17,228	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.196%, due 08/25/34 (2)	17,214
10,452	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.646%, due 10/25/34 (2)	10,483
50,064	JPMorgan Mortgage Trust (05-A6-7A1), 2.741%, due 08/25/35 (2)(4)	47,720
37,326	MASTR Seasoned Securitization Trust (04-1-4A1), 2.659%, due 10/25/32 (2)	37,203
31,782	MASTR Seasoned Securitization Trust (05-1-4A1), 2.541%, due 10/25/32 (2)	32,040

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$33,537	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	$35,929
12,353	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 1.094%, due 07/25/34 (2)	11,968
24,737	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (2)	26,326
5,680	Residential Asset Mortgage Products, Inc. (03-RZ3-A6), 3.9%, due 03/25/33	5,716
26,131	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	27,341

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $383,538)	420,705

	Corporate Bonds (21.9%)
	Airlines (3.7%)
60,773	Continental Airlines, Inc. Pass-Through Certificates (00-1-A1), 8.048%, due 05/01/22 (EETC)	68,865
27,810	JetBlue Airways Corp. Pass-Through Certificates (04-2-G1), 0.696%, due 02/15/18 (EETC) (2)	27,775

	Total Airlines (Cost: $90,627)	96,640

	Banks (9.5%)
10,000	Bank of America Corp., 5.625%, due 10/14/16	10,436
80,000	Bank of America N.A., 0.617%, due 06/15/16 (2)	79,840
7,000	Citigroup, Inc., 0.879%, due 08/25/36 (2)	5,317
75,000	Citigroup, Inc., 2.021%, due 05/15/18 (2)	76,481
75,000	JPMorgan Chase Bank N.A., 0.666%, due 06/13/16 (2)	74,896

	Total Banks (Cost: $244,573)	246,970

	Diversified Financial Services (Cost: $47,027) (2.2%)
60,000	General Electric Capital Corp., 0.684%, due 05/05/26 (2)	56,304

	Insurance (Cost: $67,752) (2.6%)
70,000	Nationwide Mutual Insurance Co., (144A), 2.627%, due 12/15/24 (1)(2)	67,074

	REIT (3.3%)
15,000	HCP, Inc., 3.15%, due 08/01/22	14,411
70,000	Health Care REIT, Inc., 6.2%, due 06/01/16	71,544

	Total REIT (Cost: $85,651)	85,955

	Retail (Cost: $15,000) (0.6%)
15,000	Walgreens Boots Alliance, Inc., 0.775%, due 05/18/16 (2)	14,983

	Total Corporate Bonds (Cost: $550,630)	567,926

	U.S. Government Agency Obligations (4.4%)
20,000	Federal Farm Credit Bank, 0.248%, due 11/06/17 (5)	19,999
20,000	Federal Farm Credit Bank, 0.249%, due 02/27/17 (2)	20,017
25,000	Federal Home Loan Mortgage Corp., 0.199%, due 04/20/17 (2)	25,000
25,000	Federal National Mortgage Association, 0.204%, due 10/05/17 (2)	24,974
25,000	Federal National Mortgage Association, 0.214%, due 07/20/17 (2)	24,999

	Total U.S. Government Agency Obligations (Cost: $114,983)	114,989

	Total Fixed Income Securities (Cost: $1,182,842) (47.7%)	1,237,579

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2015

Number of Shares	Money Market Investments	Value
30,000	Dreyfus Government Cash Management Fund — Institutional Class, 0.01% (6)	$30,000
30,000	Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 0.04% (6)	30,000
89,209	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (3)(6)	89,209

	Total Money Market Investments (Cost: $149,209) (5.7%)	149,209

Principal Amount	Short-Term Investments
	Discount Notes (8.9%)
$100,000	Federal Home Loan Bank Discount Note, 0.175%, due 11/24/15 (7)	99,999
130,000	Federal Home Loan Bank Discount Note, 0.215%, due 01/06/16 (7)	129,981

	Total Discount Notes (Cost: $229,938)	229,980

	U.S. Treasury Securities (27.3%)
140,000	U.S. Treasury Bill, 0.008%, due 02/18/16 (7)	139,972
60,000	U.S. Treasury Bill, 0.01%, due 03/03/16 (3)(7)	59,981
120,000	U.S. Treasury Bill, 0.011%, due 02/18/16 (7)	119,975
115,000	U.S. Treasury Bill, 0.053%, due 01/07/16 (7)	114,986
110,000	U.S. Treasury Bill, 0.066%, due 01/07/16 (7)	109,987
105,000	U.S. Treasury Bill, 0.077%, due 01/14/16 (7)	104,984
60,000	U.S. Treasury Bill, 0.11%, due 01/07/16 (7)	59,993

	Total U.S. Treasury Securities (Cost: $709,935)	709,878

	Total Short-Term Investments (Cost: $939,873) (36.2%)	939,858

	Total Investments (Cost: $2,271,924) (89.6%)	2,326,646

	Excess of Other Assets over Liabilities (10.4%)	268,898

	Net Assets (100.0%)	$2,595,544

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Total Return Swaps (3)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Depreciation	Premium Paid	Value
OTC Swaps
$1,598,334	11/17/15	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index(8)	$ (41,654)	$—	$ (41,654)
1,067,313	11/17/15	Citigroup Global Markets, Inc.	3-Month U.S. Treasury Bills plus 0.2%	Citi Custom CIVICS H Index(9)	(28,084)	—	(28,084)

					$ (69,738)	$—	$ (69,738)

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
OTC -	Over the Counter.
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $92,987 or 3.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(3)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(7)	Rate shown represents yield-to-maturity.
(8)	Custom Index has exposure to the following commodities: HRW Wheat, Cotton, Lean Hogs, Soybean Meal, Nickel Primary, Soybean Oil, Zinc High Grade, RBOB Gasoline, SRW Wheat, Heating Oil, Silver, Coffee ‘C’ Arabica, Sugar #11, Live Cattle, Soybeans, Brent Crude Oil, Aluminum Primary, Corn, Copper High Grade, WTI Crude Oil, Natural Gas, and Gold.
(9)	Custom Index has exposure to the following commodities: Natural Gas, Crude Oil, Coffee, Brent Crude, Soybean Oil, Heating Oil, RBOB Gasoline, Gold, Kansas Wheat, Lean Hogs, Live Cattle, Wheat, Cotton, Soybean Meal, Zinc, Sugar, COMEX Silver, Soybeans, Aluminum, Nickel, Copper, and Corn.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	3.7%
Asset-Backed Securities	1.2
Banks	9.5
Commercial Mortgage-Backed Securities — Agency	0.8
Commercial Mortgage-Backed Securities — Non-Agency	0.7
Diversified Financial Services	2.2
Insurance	2.6
REIT	3.3
Residential Mortgage-Backed Securities — Agency	2.5
Residential Mortgage-Backed Securities — Non-Agency	16.2
Retail	0.6
U.S. Government Agency Obligations	4.4
Money Market Investments	5.7
Short-Term Investments	36.2

Total	89.6%

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments

Principal Amount		Fixed Income Securities	Value
		Corporate Bonds (19.1% of Net Assets)
		Airlines (3.1%)
$	173,566	American Airlines, Inc. Pass-Through Trust (13-2A), 4.95%, due 07/15/24 (EETC)	$186,258
	105,598	Continental Airlines, Inc. Pass-Through Trust (01-1A-1), 6.703%, due 12/15/22 (EETC)	110,746
	81,485	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24 (EETC)	93,301
	63,566	JetBlue Airways Corp. Pass-Through Certificates (04-2-G1), 0.696%, due 02/15/18 (EETC) (1)	63,487
	17,737	US Airways Group, Inc. Pass-Through Certificates (10-1A), 6.25%, due 10/22/24 (EETC)	19,954

		Total Airlines	473,746

		Auto Manufacturers (0.7%)
	100,000	Ford Motor Credit Co. LLC, 8%, due 12/15/16	106,914

		Banks (7.4%)
	45,000	Abbey National Treasury Services PLC (United Kingdom), (Reg. S), 1.75%, due 01/15/18 (2)	51,233
	250,000	Bank of America N.A., 6.1%, due 06/15/17	266,893
	200,000	BBVA Bancomer S.A. (Mexico), (144A), 6.75%, due 09/30/22 (3)	224,900
	300,000	Chase Capital VI, 0.954%, due 08/01/28 (1)	256,500
	110,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	120,067
	40,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (3)	44,074
	100,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17	102,657
	50,000	Royal Bank of Scotland PLC (The) (United Kingdom), 5.625%, due 08/24/20	56,503

		Total Banks	1,122,827

		Biotechnology (0.1%)
	20,000	Celgene Corp., 3.875%, due 08/15/25	20,092

		Diversified Financial Services (1.2%)
	200,000	General Electric Capital Corp., 0.801%, due 08/15/36 (1)	170,480
	15,000	International Lease Finance Corp., 4.625%, due 04/15/21	15,506

		Total Diversified Financial Services	185,986

		Electric (0.9%)
	75,000	IPALCO Enterprises, Inc., 5%, due 05/01/18	79,091
	60,000	NextEra Energy Capital Holdings, Inc., 1.586%, due 06/01/17	60,008

		Total Electric	139,099

		Healthcare-Services (0.0%)
	7,000	CHS / Community Health Systems, Inc., 7.125%, due 07/15/20	7,210

		Insurance (1.1%)
	100,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(3)	106,500
	65,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(3)	65,975

		Total Insurance	172,475

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2015

Principal Amount		Fixed Income Securities	Value
		Media (0.2%)
	$22,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, due 09/01/23	$22,660

		Pharmaceuticals (0.2%)
	20,000	Actavis Funding SCS, 4.75%, due 03/15/45	19,200
	20,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (3)	17,000

		Total Pharmaceuticals	36,200

		Pipelines (0.3%)
	50,000	Energy Transfer Partners LP, 5.15%, due 03/15/45	39,856

		Real Estate (1.3%)
	200,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (Australia), (144A), 1.75%, due 09/15/17 (3)	199,379

		REIT (1.7%)
	50,000	ARC Properties Operating Partnership LP / Clark Acquisition LLC, 2%, due 02/06/17	49,154
	50,000	HCP, Inc., 3.15%, due 08/01/22	48,035
	50,000	Highwoods Realty LP, 5.85%, due 03/15/17	52,566
	100,000	SL Green Realty Corp., 5%, due 08/15/18	106,279

		Total REIT	256,034

		Retail (0.4%)
	65,000	Walgreens Boots Alliance, Inc., 0.775%, due 05/18/16 (1)	64,926

		Software (0.2%)
	25,000	Microsoft Corp., 4.45%, due 11/03/45	25,394

		Telecommunications (0.3%)
	45,000	AT&T, Inc., 1.257%, due 06/30/20 (1)	44,666

		Total Corporate Bonds (Cost: $2,811,003)	2,917,464

		Foreign Government Bonds (34.8%)
AUD	186,000	Australia Government Bond, (Reg. S), 2.75%, due 04/21/24 (2)	134,849
EUR	240,000	Bundesrepublik Deutschland (Germany), (Reg. S), 2.25%, due 09/04/21 (2)	300,103
CAD	430,000	Canada Housing Trust No. 1, (144A), 3.35%, due 12/15/20 (3)	361,141
DKK	900,000	Denmark Government Bond, 1.75%, due 11/15/25	145,077
EUR	200,000	France Government Bond OAT, (Reg. S), 2.5%, due 05/25/30 (2)	255,989
EUR	65,000	France Government Bond OAT, (Reg. S), 3.25%, due 10/25/21 (2)	84,798
EUR	55,000	Ireland Government Bond, (Reg. S), 3.4%, due 03/18/24 (2)	72,674
ILS	280,000	Israel Government Bond, 5.5%, due 01/31/22	91,392
EUR	627,000	Italy Buoni Poliennali Del Tesoro, 4.5%, due 03/01/24	864,038
JPY	95,800,000	Japan Government Ten-Year Bond, 1%, due 09/20/21	837,993
JPY	27,000,000	Japan Government Thirty-Year Bond, 2%, due 03/20/42	259,544
NOK	1,350,000	Norway Government Bond, (Reg. S), 3.75%, due 05/25/21 (2)	182,267
PLN	265,000	Poland Government Bond, 3.25%, due 07/25/25	72,270
EUR	110,000	Portugal Obrigacoes do Tesouro OT, (Reg. S), 5.65%, due 02/15/24 (2)	151,573
	$250,000	Romanian Government International Bond, (Reg. S), 4.875%, due 01/22/24 (2)	272,454

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Foreign Government Bonds (Continued)
SGD	350,000	Singapore Government Bond, 2.5%, due 06/01/19	$258,033
EUR	245,000	Spain Government Bond, (Reg. S), 2.75%, due 10/31/24 (2)	297,018
SEK	500,000	Sweden Government Bond, 3.5%, due 06/01/22	71,384
GBP	352,000	United Kingdom Gilt, (Reg. S), 2.75%, due 09/07/24 (2)	584,020

		Total Foreign Government Bonds (Cost: $5,925,418)	5,296,617

		Asset-Backed Securities (5.3%)
	$40,000	Dryden Senior Loan Fund, (144A), 1.821%, due 04/15/27 (1)(3)	39,804
	45,775	Educational Funding of the South, Inc. (11-1-A2), 0.97%, due 04/25/35 (1)	44,466
	24,042	GE Business Loan Trust (04-2A-A), (144A), 0.416%, due 12/15/32 (1)(3)	23,618
	40,000	Limerock CLO II, Ltd. (14-2A-A), (144A), 1.817%, due 04/18/26 (1)(3)	39,777
	20,000	Magnetite XI, Ltd. (14-11A-A1), (144A), 1.767%, due 01/18/27 (1)(3)	19,879
	40,000	Magnetite XII, Ltd. (15-12A-A), (144A), 1.821%, due 04/15/27 (1)(3)	39,842
	80,000	Navient Student Loan Trust (14-8-A3), 0.797%, due 05/27/31 (1)	77,355
	115,000	Nelnet Education Loan Corp. (04-1A-B1), (144A), 0.992%, due 02/25/36 (1)(3)	92,645
	80,000	SLC Student Loan Trust (08-1-A4A), 1.937%, due 12/15/32 (1)	81,278
	50,000	SLM Student Loan Trust (07-3-A4), 0.38%, due 01/25/22 (1)	46,878
	80,000	SLM Student Loan Trust (07-6-A4), 0.7%, due 10/25/24 (1)	75,753
	19,364	SLM Student Loan Trust (08-9-A), 1.82%, due 04/25/23 (1)	19,486
	50,000	SLM Student Loan Trust (11-2-A2), 1.397%, due 10/25/34 (1)	49,323
	70,687	Spirit Master Funding LLC (14-1A-A1), (144A), 5.05%, due 07/20/40 (3)	73,868
	50,000	Student Loan Consolidation Center (02-2-B2), (144A), 0.07%, due 07/01/42 (1)(3)	38,824
	40,000	Voya CLO, Ltd. (14-4A-A1), (144A), 1.821%, due 10/14/26 (1)(3)	39,750

		Total Asset-Backed Securities (Cost: $791,891)	802,546

		Commercial Mortgage-Backed Securities — Agency (2.7%)
	7,691	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (KF01-A), 0.547%, due 04/25/19 (1)	7,678
	362,805	Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates (KSCT-AX), 1.272%, due 01/25/20 (1) (I/O)	14,344
	72,772	Federal National Mortgage Association, Pool #467731, 4.62%, due 04/01/21	81,210
	71,918	Federal National Mortgage Association, Pool #460605, 6.09%, due 01/01/17	75,883
	123,940	Federal National Mortgage Association (12-M10-AFL), 0.647%, due 09/25/22 (1)	124,131
	47,405	Federal National Mortgage Association (14-M12-FA), 0.505%, due 10/25/21 (1)	47,656
	59,753	Federal National Mortgage Association (14-M8-FA), 0.455%, due 05/25/18 (1) (ACES)	59,700

		Total Commercial Mortgage-Backed Securities — Agency (Cost: $419,962)	410,602

		Commercial Mortgage-Backed Securities — Non-Agency (1.5%)
	1,887,879	Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.19%, due 04/11/37 (I/O) (1)(3)	3,113
	52,761	JPMorgan Chase Commercial Mortgage Securities Corp. (06-LDP7-A4), 5.911%, due 04/15/45 (1)	53,346
	94,096	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43	96,470

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2015

Principal Amount		Fixed Income Securities	Value
		Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$	1,956,084	Morgan Stanley Capital I Trust (99-RM1-X), (144A), 0.66%, due 12/15/31 (I/O) (1)(3)	$8,642
	65,000	WFRBS Commercial Mortgage Trust (11-C4-A3), (144A), 4.394%, due 06/15/44 (3)	69,171

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $245,884)	230,742

		Residential Mortgage-Backed Securities — Agency (12.9%)
	20,403	Federal Home Loan Mortgage Corp. (2990-ND), 16.394%, due 12/15/34 (I/F) (PAC) (1)	24,327
	161,841	Federal Home Loan Mortgage Corp. (3439-SC), 5.704%, due 04/15/38 (I/O) (I/F) (1)	26,385
	142,705	Federal Home Loan Mortgage Corp., Pool #G08650, 3.5%, due 06/01/45	148,386
	44,569	Federal Home Loan Mortgage Corp., Pool #G08653, 3%, due 07/01/45	44,961
	69,803	Federal Home Loan Mortgage Corp., Pool #G08669, 4%, due 09/01/45 (4)	74,278
	40,000	Federal Home Loan Mortgage Corp., Pool #G08671, 3.5%, due 10/01/45 (4)	41,567
	19,708	Federal Home Loan Mortgage Corp., Pool #G18565, 3%, due 08/01/30	20,513
	170,623	Federal National Mortgage Association (07-52-LS), 5.853%, due 06/25/37 (I/O) (I/F) (1)	28,470
	153,841	Federal National Mortgage Association (08-18-SM), 6.803%, due 03/25/38 (I/O) (I/F) (1)	27,661
	116,108	Federal National Mortgage Association (09-115-SB), 6.053%, due 01/25/40 (I/O) (I/F) (1)	21,232
	234,016	Federal National Mortgage Association (10-116-SE), 6.403%, due 10/25/40 (I/O) (I/F) (1)	43,126
	17,084	Federal National Mortgage Association (10-35-IA), 5%, due 07/25/38 (I/O)	131
	186,793	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41	195,623
	204,401	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41	214,923
	82,465	Federal National Mortgage Association, Pool #AS5355, 2.5%, due 07/01/30	84,055
	83,536	Federal National Mortgage Association, Pool #AT5914, 3.5%, due 06/01/43	87,301
	103,019	Federal National Mortgage Association, Pool #MA1527, 3%, due 08/01/33	106,649
	85,797	Federal National Mortgage Association, Pool #MA1652, 3.5%, due 11/01/33	90,335
	35,000	Federal National Mortgage Association TBA, 3% (5)	35,386
	230,000	Federal National Mortgage Association TBA, 3.5% (5)	239,376
	90,000	Federal National Mortgage Association TBA, 4% (5)	95,801
	50,000	Federal National Mortgage Association TBA, 4.5% (5)	54,187
	137,012	Government National Mortgage Association (11-146-EI), 5%, due 11/16/41 (I/O) (PAC)	31,574
	350,555	Government National Mortgage Association (11-69-GI), 5%, due 05/16/40 (I/O)	44,442
	360,077	Government National Mortgage Association (12-7-PI), 3.5%, due 01/20/38 (I/O) (PAC)	23,764
	89,808	Government National Mortgage Association II, Pool #MA3105, 3.5%, due 09/20/45 (4)	94,257
	60,000	Government National Mortgage Association II TBA, 3.5% (5)	62,878

		Total Residential Mortgage-Backed Securities — Agency (Cost: $1,941,640)	1,961,588

		Residential Mortgage-Backed Securities — Non-Agency (5.2%)
	123,314	First Horizon Mortgage Pass-Through Trust (05-AR4-2A1), 2.662%, due 10/25/35 (1)(6)	108,358

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Residential Mortgage-Backed Securities — Non-Agency (Continued)
$	54,451	Green Tree Financial Corp. (98-6-A8), 6.66%, due 06/01/30	$57,913
	176,800	Lehman XS Trust (06-9-A1B), 0.357%, due 05/25/46 (1)(6)	151,629
	1,251,739	Merrill Lynch Alternative Note Asset Trust (07-A3-A2D), 0.527%, due 04/25/37 (1)	186,768
	125,212	Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1), 2.406%, due 12/25/34 (1)	123,549
	257,260	Structured Asset Mortgage Investments, Inc. (06-AR3-22A1), 1.992%, due 05/25/36 (1)	162,420

		Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $578,485)	790,637

		U.S. Government Agency Obligations (1.6%)
	80,000	Federal Farm Credit Bank, 0.213%, due 09/14/16 (1)	80,016
	80,000	Federal Farm Credit Bank, 0.227%, due 04/26/17 (1)	80,016
	80,000	Federal Farm Credit Bank, 0.247%, due 04/17/17 (1)	80,064

		Total U.S. Government Agency Obligations (Cost: $239,975)	240,096

		U.S. Treasury Securities (10.9%)
	620,000	U.S. Treasury Bond, 2.875%, due 08/15/45	612,747
	245,000	U.S. Treasury Note, 1.25%, due 10/31/20	243,230
	820,000	U.S. Treasury Note, 2%, due 08/15/25	809,288

		Total U.S. Treasury Securities (Cost: $1,674,295)	1,665,265

		Total Fixed Income Securities (Cost: $14,628,553) (94.0%)	14,315,557

	Number of Shares	Money Market Investments
	13,000	Dreyfus Government Cash Management Fund — Institutional Class, 0.01% (7)	13,000
	126,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (7)	126,000
	1,069,941	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (7)	1,069,941

		Total Money Market Investments (Cost: $1,208,941) (7.9%)	1,208,941

	Principal Amount	Short-Term Investments
		U.S. Treasury Securities (4.0% )
$	395,000	U.S. Treasury Bill, 0.11%, due 01/07/16 (8)	394,953
	215,000	U.S. Treasury Bill, 0.006%, due 03/03/16 (8)	214,931

		Total Short-Term Investments (Cost: $609,915) (4.0%)	609,884

		Total Investments (Cost: $16,447,409) (105.9%)	16,134,382
		Liabilities in Excess of Other Assets (-5.9%)	(898,657)

		Total Net Assets (100.0%)	$15,235,725

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2015

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Barclays Capital	EUR	785,000	01/15/16	$895,214	$868,336	$(26,878)
Barclays Capital	JPY	59,700,000	01/15/16	503,966	495,437	(8,529)

				$1,399,180	$1,363,773	$(35,407)

SELL (10)
Barclays Capital	ILS	360,000	01/15/16	$94,096	$93,277	$819
Barclays Capital	SGD	300,000	01/15/16	216,794	213,695	3,099

				$310,890	$306,972	$3,918

Notes to the Schedule of Investments:

AUD -	Australian Dollar.
CAD	- Canadian Dollar.
DKK	- Danish Krone.
EUR -	Euro Currency.
GBP -	British Pound Sterling.
ILS -	Israeli Shekel.
JPY -	Japanese Yen.
NOK -	Norwegian Krona.
PLN -	Polish Zloty.
SEK -	Swedish Krona.
SGD	- Singapore Dollar.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TBA -	To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2015, the value of these securities amounted to $2,386,978 or 15.7% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $1,507,902 or 9.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(8)	Rate shown represents yield-to-maturity.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	3.1%
Asset-Backed Securities	5.3
Auto Manufacturers	0.7
Banks	7.4
Biotechnology	0.1
Commercial Mortgage-Backed Securities — Agency	2.7
Commercial Mortgage-Backed Securities — Non-Agency	1.5
Diversified Financial Services	1.2
Electric	0.9
Foreign Government Bonds	34.8
Healthcare-Services	0.0 *
Insurance	1.1
Media	0.2
Pharmaceuticals	0.2
Pipelines	0.3
REIT	1.7
Real Estate	1.3
Residential Mortgage-Backed Securities — Agency	12.9
Residential Mortgage-Backed Securities — Non-Agency	5.2
Retail	0.4
Software	0.2
Telecommunications	0.3
U.S. Government Agency Obligations	1.6
U.S. Treasury Securities	10.9
Money Market Investments	7.9
Short-Term Investments	4.0

Total	105.9%

*	Value rounds to less than 0.1% of net assets

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country	October 31, 2015

Country	Percentage of Net Assets
Australia	0.9%
Canada	2.5
Denmark	0.9
France	2.2
Germany	2.0
Great Britain	3.8
Ireland	0.5
Israel	0.6
Italy	5.7
Japan	7.2
Luxembourg	0.1
Mexico	1.5
Netherlands	0.7
Norway	1.2
Poland	0.5
Portugal	1.0
Romania	1.8
Singapore	1.7
Spain	1.9
Sweden	0.5
United Kingdom	1.0
United States	67.7

Total	105.9%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Bank Loans (4.5% of Net Assets)

	Electric (0.4%)
$155,941	Lonestar Generation LLC, Term Loan B, 11.32%, due 02/20/21 (1)	$126,702
32,425	Utility Services Associates, Inc., Term Loan B, 8.867%, due 10/18/19 (1)	32,506

	Total Electric	159,208

	Food (0.8%)
300,000	B&G Foods, Inc. Term Loan B, 3.75%, due 10/07/22 (1)(2)	300,610

	Healthcare-Services (0.7%)
246,875	RCHP, Inc. 1st Lien Term Loan, 6.256%, due 04/23/19 (1)	244,201

	Lodging (0.7%)
235,000	CityCenter Holdings LLC, Term Loan B, 5.027%, due 10/16/20 (1)(2)	235,558

	Packaging & Containers (1.0%)
248,116	BWAY Holding Co., New Term Loan B, 5.419%, due 08/14/20 (1)	249,046
125,000	Peacock Engineering Co., LLC 2015 Term Loan B, 6.258%, due 07/09/22 (1)	125,218

	Total Packaging & Containers	374,264

	Pharmaceuticals (0.1%)
35,000	Valeant Pharmaceuticals International, Inc. (Canada), Series E Term Loan B, 4.844%, due 08/05/20 (1)	32,633

	Software (0.8%)
300,000	First Data Corp., New 2018 Extended Term Loan, 4.967%, due 03/24/18 (1)(2)	298,152

	Total Bank Loans (Cost: $1,669,770)	1,644,626

	Corporate Bonds (63.7%)
	Advertising (0.3%)
100,000	Outfront Media Capital LLC / Outfront Media Capital Corp., 5.25%, due 02/15/22	103,125

	Aerospace/Defense (0.8%)
85,000	KLX, Inc., (144A), 5.875%, due 12/01/22 (3)	87,448
90,000	Orbital ATK, Inc., (144A), 5.5%, due 10/01/23 (3)	94,500
125,000	TransDigm, Inc., 5.5%, due 10/15/20	125,938

	Total Aerospace/Defense	307,886

	Airlines (2.9%)
442,453	American Airlines, Inc. Pass-Through Trust (13-1-B), (144A), 5.625%, due 01/15/21 (EETC) (3)	447,845
181,955	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	195,943
370,388	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24 (EETC)	424,094

	Total Airlines	1,067,882

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Auto Parts & Equipment (0.9%)
$65,000	Lear Corp., 5.25%, due 01/15/25	$66,625
95,000	Tenneco, Inc., 5.375%, due 12/15/24	98,800
150,000	ZF North America Capital, Inc., (144A), 4.5%, due 04/29/22 (3)	151,785

	Total Auto Parts & Equipment	317,210

	Banks (2.8%)
350,000	CIT Group, Inc., (144A), 5.5%, due 02/15/19 (3)	372,312
500,000	Citigroup, Inc., 0.879%, due 08/25/36 (4)	379,801
375,000	JPMorgan Chase Capital XXIII, 1.32%, due 05/15/77 (4)	278,906

	Total Banks	1,031,019

	Beverages (1.2%)
40,000	Constellation Brands, Inc., 6%, due 05/01/22	44,800
110,000	Cott Beverages, Inc., 6.75%, due 01/01/20	117,150
235,000	DS Services of America, Inc., (144A), 10%, due 09/01/21 (3)	270,838

	Total Beverages	432,788

	Chemicals (0.2%)
75,000	Momentive Performance Materials, Inc., 3.88%, due 10/24/21	60,375
75,000	MPM Escrow LLC, 8.875%, due 10/15/20 (5)	—

	Total Chemicals	60,375

	Coal (0.0%)
15,000	Walter Energy, Inc., (144A), 9.5%, due 10/15/19 (3)(5)	4,650
66,950	Walter Energy, Inc., (144A), 11%, due 04/01/20 (3)(5)	2,009

	Total Coal	6,659

	Commercial Services (0.2%)
80,000	United Rentals North America, Inc., 4.625%, due 07/15/23	80,700

	Computers (0.3%)
125,000	IHS, Inc., 5%, due 11/01/22	126,719

	Diversified Financial Services (3.1%)
260,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Netherlands), 4.625%, due 10/30/20	270,075
50,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Netherlands), 5%, due 10/01/21	52,438
275,000	Ally Financial, Inc., 4.125%, due 02/13/22	278,953
55,000	Ally Financial, Inc., 4.625%, due 05/19/22	57,337
400,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (3)	444,500
50,000	Navient Corp., 5%, due 10/26/20	46,938

	Total Diversified Financial Services	1,150,241

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Electric (2.7%)
$155,000	Calpine Corp., (144A), 6%, due 01/15/22 (3)	$164,067
75,000	GenOn Americas Generation LLC, 8.5%, due 10/01/21	59,438
328,125	Homer City Generation LP, 8.734%, due 10/01/26	326,484
327,345	Red Oak Power LLC, 8.54%, due 11/30/19	343,713
100,000	RJS Power Holdings LLC, (144A), 4.625%, due 07/15/19 (3)	92,230

	Total Electric	985,932

	Electrical Components & Equipment (0.4%)
135,000	Energizer Holdings, Inc., (144A), 5.5%, due 06/15/25 (3)	138,375

	Engineering & Construction (0.4%)
50,000	SBA Communications Corp., 4.875%, due 07/15/22	51,373
100,000	SBA Communications Corp., 5.625%, due 10/01/19	104,875

	Total Engineering & Construction	156,248

	Entertainment (1.3%)
80,000	Churchill Downs, Inc., 5.375%, due 12/15/21	82,400
325,000	Isle of Capri Casinos, Inc., 5.875%, due 03/15/21	342,875
55,000	Pinnacle Entertainment, Inc., 6.375%, due 08/01/21	58,919

	Total Entertainment	484,194

	Food (1.2%)
410,000	Kraft Heinz Foods Co., (144A), 4.875%, due 02/15/25 (3)	441,222

	Gas (0.3%)
125,000	Southern Star Central Corp., (144A), 5.125%, due 07/15/22 (3)	121,875

	Healthcare-Products (0.8%)
125,000	Greatbatch, Ltd., (144A), 9.125%, due 11/01/23 (3)	128,438
36,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23 (3)	36,855
50,000	Hologic, Inc., (144A), 5.25%, due 07/15/22 (3)	52,375
35,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Luxembourg), (144A), 4.875%, due 04/15/20 (3)	33,689
55,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Luxembourg), (144A), 5.625%, due 10/15/23 (3)	52,115

	Total Healthcare-Products	303,472

	Healthcare-Services (5.9%)
155,000	CHS / Community Health Systems, Inc., 5.125%, due 08/01/21	160,812
25,000	DaVita HealthCare Partners, Inc., 5%, due 05/01/25	24,880
85,000	DaVita HealthCare Partners, Inc., 5.125%, due 07/15/24	86,913
300,000	DaVita HealthCare Partners, Inc., 5.75%, due 08/15/22	316,125
20,000	Fresenius Medical Care US Finance II, Inc., (144A), 5.625%, due 07/31/19 (3)	21,850
100,000	Fresenius Medical Care US Finance II, Inc., (144A), 5.875%, due 01/31/22 (3)	109,500
100,000	HCA, Inc., 4.75%, due 05/01/23	103,250
335,000	HCA, Inc., 6.5%, due 02/15/20	375,635
200,000	HealthSouth Corp., 5.75%, due 11/01/24	201,000

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Healthcare-Services (Continued)
$75,000	LifePoint Health, Inc., 5.5%, due 12/01/21	$76,313
120,000	Tenet Healthcare Corp., (144A), 3.837%, due 06/15/20 (3)(4)	119,700
135,000	Tenet Healthcare Corp., 4.5%, due 04/01/21	136,012
235,000	Tenet Healthcare Corp., 6%, due 10/01/20	254,975
173,000	WellCare Health Plans, Inc., 5.75%, due 11/15/20	181,434

	Total Healthcare-Services	2,168,399

	Holding Companies — Diversified (0.5%)
165,000	Nielsen Co. Luxembourg SARL (The) (Luxembourg), (144A), 5.5%, due 10/01/21 (3)	171,188

	Home Builders (0.1%)
50,000	Shea Homes LP / Shea Homes Funding Corp., (144A), 6.125%, due 04/01/25 (3)	52,656

	Home Furnishings (0.1%)
50,000	Tempur Sealy International, Inc., (144A), 5.625%, due 10/15/23 (3)	52,688

	Household Products/Wares (0.3%)
65,000	Spectrum Brands, Inc., (144A), 5.75%, due 07/15/25 (3)	69,634
35,000	Spectrum Brands, Inc., 6.625%, due 11/15/22	38,413

	Total Household Products/Wares	108,047

	Housewares (0.8%)
120,000	RSI Home Products, Inc., (144A), 6.5%, due 03/15/23 (3)	124,200
160,000	Scotts Miracle-Gro Co. (The), (144A), 6%, due 10/15/23 (3)	170,000

	Total Housewares	294,200

	Leisure Time (1.4%)
450,000	Jarden Corp., (144A), 5%, due 11/15/23 (3)	464,625
40,000	NCL Corp., Ltd. — Class C, (144A), 5.25%, due 11/15/19 (3)	41,700

	Total Leisure Time	506,325

	Lodging (1.3%)
400,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	420,668
35,000	MGM Resorts International, 8.625%, due 02/01/19	39,725

	Total Lodging	460,393

	Media (7.7%)
250,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23 (3)	253,625
60,000	Cable One, Inc., (144A), 5.75%, due 06/15/22 (3)	61,650
7,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.125%, due 05/01/23 (3)	7,035
100,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.875%, due 05/01/27 (3)	100,250
150,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.5%, due 04/30/21	157,687
200,000	CCO Holdings LLC / CCO Holdings Capital Corp., 6.625%, due 01/31/22	212,000
55,000	Cequel Communications Holdings I LLC / Cequel Capital Corp., (144A), 6.375%, due 09/15/20 (3)	55,412
200,000	Clear Channel Worldwide Holdings, Inc., 6.5%, due 11/15/22	210,250
320,000	CSC Holdings LLC, 6.75%, due 11/15/21	311,360

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Media (Continued)
$145,000	DISH DBS Corp., 5.875%, due 11/15/24	$139,055
30,000	DISH DBS Corp., 6.75%, due 06/01/21	31,050
125,000	DISH DBS Corp., 7.875%, due 09/01/19	137,187
20,000	LIN Television Corp., (144A), 5.875%, due 11/15/22 (3)	20,200
35,000	Midcontinent Communications & Finance Co., (144A), 6.875%, due 08/15/23 (3)	35,963
25,000	Nexstar Broadcasting, Inc., (144A), 6.125%, due 02/15/22 (3)	25,063
400,000	Numericable-SFR (France), (144A), 4.875%, due 05/15/19 (3)	404,000
270,000	Sinclair Television Group, Inc., 6.125%, due 10/01/22	278,100
133,000	Sirius XM Radio, Inc., (144A), 4.25%, due 05/15/20 (3)	134,995
250,000	Univision Communications, Inc., (144A), 5.125%, due 02/15/25 (3)	246,875

	Total Media	2,821,757

	Oil & Gas (3.1%)
55,000	Chesapeake Energy Corp., 5.75%, due 03/15/23	34,925
60,000	Chesapeake Energy Corp., 6.625%, due 08/15/20	40,950
140,000	Concho Resources, Inc., 5.5%, due 04/01/23	141,400
25,000	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, due 05/01/20	21,938
60,000	Gulfport Energy Corp., 6.625%, due 05/01/23	55,200
195,000	MEG Energy Corp., (144A), 6.5%, due 03/15/21 (3)	173,062
250,000	Newfield Exploration Co., 5.375%, due 01/01/26	239,687
105,000	QEP Resources, Inc., 5.25%, due 05/01/23	93,712
70,000	Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 7.5%, due 07/01/21	68,775
10,000	Sunoco LP / Sunoco Finance Corp., (144A), 5.5%, due 08/01/20 (3)	10,325
75,000	Sunoco LP / Sunoco Finance Corp., (144A), 6.375%, due 04/01/23 (3)	76,125
125,000	Whiting Petroleum Corp., 5%, due 03/15/19	119,375
55,000	WPX Energy, Inc., 5.25%, due 09/15/24	46,063

	Total Oil & Gas	1,121,537

	Packaging & Containers (3.4%)
410,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (144A), 3.337%, due 12/15/19 (3)(4)	404,875
75,000	Ball Corp., 4%, due 11/15/23	73,500
10,000	Ball Corp., 5%, due 03/15/22	10,400
105,000	Berry Plastics Corp., 5.125%, due 07/15/23	104,081
10,000	Berry Plastics Corp., 5.5%, due 05/15/22	10,313
34,000	Berry Plastics Corp., (144A), 6%, due 10/15/22 (3)	35,742
40,000	Owens-Brockway Glass Container, Inc., (144A), 5%, due 01/15/22 (3)	40,925
535,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg), 5.75%, due 10/15/20	557,737
15,000	Sealed Air Corp., (144A), 5.125%, due 12/01/24 (3)	15,488

	Total Packaging & Containers	1,253,061

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Pharmaceuticals (2.3%)
$200,000	Endo Finance LLC / Endo Finco, Inc., (144A), 6%, due 07/15/23 (3)	$201,000
140,000	Quintiles Transnational Corp., (144A), 4.875%, due 05/15/23 (3)	143,990
13,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.375%, due 03/15/20 (3)	11,342
100,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.5%, due 03/01/23 (3)	84,500
237,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23 (3)	201,450
245,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25 (3)	208,250

	Total Pharmaceuticals	850,532

	Pipelines (4.0%)
40,000	Energy Transfer Equity LP, 5.5%, due 06/01/27	35,806
355,000	Energy Transfer Partners LP, 3.317%, due 11/01/66 (4)	250,275
231,000	Kinder Morgan, Inc., 7.8%, due 08/01/31	234,570
194,000	MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 4.875%, due 12/01/24	184,067
115,000	Rockies Express Pipeline LLC, (144A), 5.625%, due 04/15/20 (3)	116,581
35,000	Rockies Express Pipeline LLC, (144A), 6.875%, due 04/15/40 (3)	33,513
100,000	Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, due 07/15/22	85,500
350,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (3)	361,813
40,000	Williams Cos., Inc. (The), 3.7%, due 01/15/23	32,495
142,000	Williams Cos., Inc. (The), 4.55%, due 06/24/24	118,934

	Total Pipelines	1,453,554

	REIT (1.0%)
115,000	Corrections Corp. of America, 5%, due 10/15/22	117,120
65,000	Crown Castle International Corp., 4.875%, due 04/15/22	68,981
70,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	73,500
115,000	ESH Hospitality, Inc., (144A), 5.25%, due 05/01/25 (3)	116,001

	Total REIT	375,602

	Retail (1.4%)
250,000	Asbury Automotive Group, Inc., (144A), 6%, due 12/15/24 (3)	265,625
250,000	Dollar Tree, Inc., (144A), 5.75%, due 03/01/23 (3)	264,687

	Total Retail	530,312

	Semiconductors (0.7%)
50,000	Freescale Semiconductor, Inc., (144A), 5%, due 05/15/21 (3)	52,000
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 3.75%, due 06/01/18 (3)	202,000

	Total Semiconductors	254,000

	Software (2.0%)
88,000	Audatex North America, Inc., (144A), 6%, due 06/15/21 (3)	88,947
150,000	First Data Corp., (144A), 5.375%, due 08/15/23 (3)	153,187
155,000	First Data Corp., (144A), 6.75%, due 11/01/20 (3)	163,719
100,000	First Data Corp., (144A), 7%, due 12/01/23 (2)(3)	101,875
40,000	MSCI, Inc., (144A), 5.25%, due 11/15/24 (3)	42,200
40,000	MSCI, Inc., (144A), 5.75%, due 08/15/25 (3)	42,350
120,000	SS&C Technologies Holdings, Inc., (144A), 5.875%, due 07/15/23 (3)	126,300

	Total Software	718,578

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Telecommunications (7.9%)
$30,000	CommScope, Inc., (144A), 4.375%, due 06/15/20 (3)	$30,638
91,000	Frontier Communications Corp., (144A), 8.875%, due 09/15/20 (3)	94,695
65,000	Frontier Communications Corp., (144A), 10.5%, due 09/15/22 (3)	67,568
85,000	Inmarsat Finance PLC (United Kingdom), (144A), 4.875%, due 05/15/22 (3)	84,681
330,000	Intelsat Jackson Holdings SA (Luxembourg), 7.25%, due 04/01/19	311,025
400,000	Level 3 Financing, Inc., 5.375%, due 08/15/22	408,500
100,000	Level 3 Financing, Inc., (144A), 5.375%, due 01/15/24 (2)(3)	100,687
75,000	MetroPCS Wireless, Inc., 6.625%, due 11/15/20	77,437
100,000	Qwest Corp., 7.25%, due 09/15/25	107,701
200,000	SoftBank Group Corp. (Japan), (144A), 4.5%, due 04/15/20 (3)	198,700
602,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18 (3)	663,404
50,000	Sprint Corp., 7.875%, due 09/15/23	46,375
130,000	Sprint Nextel Corp., 9.25%, due 04/15/22	134,550
315,000	T-Mobile USA, Inc., 6.542%, due 04/28/20	323,662
200,000	Virgin Media Secured Finance PLC (United Kingdom), 5.25%, due 01/15/21	212,750
30,000	Windstream Services LLC, 6.375%, due 08/01/23	23,888

	Total Telecommunications	2,886,261

	Total Corporate Bonds (Cost: $23,558,903)	23,395,012

	Residential Mortgage-Backed Securities — Non-Agency (0.2%)
85,000	Soundview Home Loan Trust (06-EQ1-A4), 0.446%, due 10/25/36 (4)	59,817

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $59,713)	59,817

	Total Fixed Income Securities (Cost: $25,288,386) (68.4%)	25,099,455

Number of Shares	Exchange-Traded Funds
17,500	iShares iBoxx High Yield Corporate Bond ETF	1,497,475

	Total Exchange-Traded Funds (Cost: $1,496,725) (4.1%)	1,497,475

	Money Market Investments
30,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (6)	30,000
652,808	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (6)	652,808

	Total Money Market Investments (Cost: $682,808) (1.9%)	682,808

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2015

Principal Amount	Short-Term Investments	Value
	U.S. Treasury Securities
$3,175,000	U.S. Treasury Bill, 0.01%, due 03/03/16 (7)	$3,173,977
4,700,000	U.S. Treasury Bill, 0.01%, due 03/10/16 (7)	4,698,482
1,500,000	U.S. Treasury Bill, 0.01%, due 02/18/16 (7)	1,499,691

	Total Short-Term Investments (Cost: $9,374,346) (25.5%)	9,372,150

	Total Investments (Cost: $36,842,265) (99.9%)	36,651,888
	Excess of Other Assets over Liabilities (0.1%)	49,342

	Net Assets (100.0%)	$36,701,230

Credit Default Swaps — Buy Protection
Notional Amount (8)	Implied Credit Spread (9)	Expiration Date	Counterparty	Fixed Deal Pay Rate	Reference Entity	Unrealized Appreciation	Premium Paid	Value (10)
OTC Swaps
$ 75,000	4.85%	3/20/19	Credit Suisse International	1%	Freeport-McMoRan Copper & Gold Inc.	$7,563	$1,106	$8,669
350,000	1.98%	3/20/19	Goldman Sachs International	1%	ALCOA, Inc.	922	9,414	10,336
250,000	1.98%	3/20/19	Goldman Sachs International	1%	ALCOA, Inc.	1,704	5,678	7,382

						$10,189	$16,198	$26,387

Notes to the Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
ETF -	Exchange Traded Fund.
REIT -	Real Estate Investment Trust.
(1)	Rate stated is the effective yield.
(2)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $10,858,182 or 29.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(7)	Rate shown represents yield-to-maturity.
(8)	The maximum potential amount the Fund could receive as buyer or pay as seller of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(9)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(10)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit worthiness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Advertising	0.3%
Aerospace/Defense	0.8
Airlines	2.9
Auto Parts & Equipment	0.9
Banks	2.8
Beverages	1.2
Chemicals	0.2
Coal	0.0 *
Commercial Services	0.2
Computers	0.3
Diversified Financial Services	3.1
Electric	3.1
Electrical Components & Equipment	0.4
Engineering & Construction	0.4
Entertainment	1.3
Exchange-Traded Fund	4.1
Food	1.2
Gas	0.3
Healthcare-Products	0.8
Healthcare-Services	6.6
Holding Companies — Diversified	0.5
Home Builders	0.1
Home Furnishings	0.1
Household Products/Wares	0.3
Housewares	0.8
Leisure Time	1.4
Lodging	2.0
Media	7.7
Miscellaneous Manufacturers	0.8
Oil & Gas	3.1
Packaging & Containers	4.4
Pharmaceuticals	2.4
Pipelines	4.0
REIT	1.0
Residential Mortgage-Backed Securities — Non-Agency	0.2
Retail	1.4
Semiconductors	0.7
Software	2.8
Telecommunications	7.9
Money Market Investments	1.9
U.S. Treasury Bills	25.5

Total	99.9%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (3.5% of Net Assets)
$132,934	Federal Home Loan Mortgage Corp., Pool #310005, 4.433%, due 11/01/19 (1)	$134,370
28,393	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K502-A1), 0.727%, due 12/25/16	28,424
99,782	Federal National Mortgage Association, Pool #467288, 2.8%, due 03/01/18	102,798
68,379	Federal National Mortgage Association, Pool #FN0002, 3.3%, due 12/01/17	71,035

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $346,447)	336,627

	Commercial Mortgage-Backed Securities — Non-Agency (3.5%)
46,263	Bear Stearns Commercial Mortgage Securities Trust (99-CLF1-A4), 7%, due 05/20/30 (1)	49,139
108	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	108
23,083	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S), (144A), 5.24%, due 05/15/47 (2)	23,080
2,583	JPMorgan Chase Commercial Mortgage Securities Trust (07-CB19-A3), 5.695%, due 02/12/49 (1)	2,583
3,253	JPMorgan Chase Commercial Mortgage Securities Trust (10-C1-A1), (144A), 3.853%, due 06/15/43 (2)	3,248
32,990	LB-UBS Commercial Mortgage Trust (06-C7-A2), 5.3%, due 11/15/38	33,184
71,424	Morgan Stanley Capital I Trust (07-HQ11-A31), 5.439%, due 02/12/44	71,446
60,560	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	60,675
60,800	Wachovia Bank Commercial Mortgage Trust (07-C30-A3), 5.246%, due 12/15/43	60,902
31,726	Wachovia Bank Commercial Mortgage Trust (07-C32-APB), 5.712%, due 06/15/49 (1)	31,792

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $341,727)	336,157

	Residential Mortgage-Backed Securities — Agency (28.7%)
14,524	Federal Home Loan Mortgage Corp. (2550-FI), 0.546%, due 11/15/32 (TAC) (1)	14,552
143,269	Federal Home Loan Mortgage Corp. (2591-EF), 0.696%, due 03/15/32 (1)	143,636
82,945	Federal Home Loan Mortgage Corp. (263-F5), 0.696%, due 06/15/42 (1)	83,803
90,094	Federal Home Loan Mortgage Corp. (2828-TA), 0.596%, due 10/15/30 (1)	90,183
100,497	Federal Home Loan Mortgage Corp. (2990-DE), 0.576%, due 11/15/34 (1)	100,967
20,711	Federal Home Loan Mortgage Corp. (3001-HS), 16.261%, due 02/15/35 (I/F) (PAC) (1)	22,866
29,116	Federal Home Loan Mortgage Corp. (3174-FM), 0.436%, due 05/15/36 (PAC) (1)	29,127
92,769	Federal Home Loan Mortgage Corp. (3300-FA), 0.496%, due 08/15/35 (1)	92,970
107,682	Federal Home Loan Mortgage Corp. (3318-F), 0.446%, due 05/15/37 (1)	107,842
123,365	Federal Home Loan Mortgage Corp. (3335-FT), 0.346%, due 08/15/19 (1)	123,394
47,803	Federal Home Loan Mortgage Corp. (3345-FP), 0.396%, due 11/15/36 (1)	47,828
19,316	Federal Home Loan Mortgage Corp. (3346-FA), 0.426%, due 02/15/19 (1)	19,333
98,903	Federal Home Loan Mortgage Corp. (3347-PF), 0.546%, due 01/15/36 (PAC) (1)	99,135
141,599	Federal Home Loan Mortgage Corp. (3767-JF), 0.496%, due 02/15/39 (PAC) (1)	142,004
68,893	Federal Home Loan Mortgage Corp. (3798-BF), 0.496%, due 06/15/24 (1)	68,983

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$122,369	Federal Home Loan Mortgage Corp. (3803-DF), 0.596%, due 11/15/35 (PAC) (1)	$122,725
104,209	Federal Home Loan Mortgage Corp. (3824-FA), 0.346%, due 03/15/26 (1)	104,111
57,678	Federal Home Loan Mortgage Corp. (3946-FG), 0.546%, due 10/15/39 (PAC) (1)	57,908
32,852	Federal National Mortgage Association (03-11-FA), 1.196%, due 09/25/32 (1)	33,713
29,386	Federal National Mortgage Association (03-64-KS), 9.395%, due 07/25/18 (I/F) (1)	31,892
91,011	Federal National Mortgage Association (06-60-DF), 0.626%, due 04/25/35 (1)	91,543
39,950	Federal National Mortgage Association (06-84-WF), 0.496%, due 02/25/36 (PAC) (1)	40,083
93,720	Federal National Mortgage Association (07-64-FA), 0.666%, due 07/25/37 (1)	94,660
114,666	Federal National Mortgage Association (07-67-FA), 0.446%, due 04/25/37 (1)	114,558
20,518	Federal National Mortgage Association (08-47-PF), 0.696%, due 06/25/38 (PAC) (1)	20,639
52,858	Federal National Mortgage Association (09-33-FB), 1.016%, due 03/25/37 (1)	53,938
122,871	Federal National Mortgage Association (11-75-HP), 2.5%, due 07/25/40 (PAC)	125,742
28,251	Federal National Mortgage Association, Pool #254548, 5.5%, due 12/01/32	31,829
55,771	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	64,764
3,930	Federal National Mortgage Association, Pool #661691, 2.314%, due 10/01/32 (1)	4,106
40,873	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38	46,618
18,200	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	20,643
132	Government National Mortgage Association (04-104-FJ), 0.494%, due 09/20/33 (1)	132
74,933	Government National Mortgage Association (10-108-PF), 0.594%, due 02/20/38 (PAC) (1)	75,232
80,711	Government National Mortgage Association (10-2-FA), 0.694%, due 05/20/37 (1)	80,853
129,421	Government National Mortgage Association (12-13-KF), 0.494%, due 07/20/38 (1)	129,823
27,425	Government National Mortgage Association II, Pool #80022, 1.625%, due 12/20/26 (1)	28,404
19,002	Government National Mortgage Association II, Pool #80636, 1.625%, due 09/20/32 (1)	19,741
14,098	Government National Mortgage Association II, Pool #80757, 1.625%, due 10/20/33 (1)	14,313
111,277	Government National Mortgage Association II, Pool #80797, 1.75%, due 01/20/34 (1)	114,386
43,512	Government National Mortgage Association II, Pool #80937, 1.75%, due 06/20/34 (1)	45,298

	Total Residential Mortgage-Backed Securities — Agency (Cost: $2,736,263)	2,754,277

	Residential Mortgage-Backed Securities — Non-Agency (2.7%)
10,299	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.596%, due 08/25/43 (1)	10,175
140,489	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.234%, due 11/25/32 (1)	141,997
34,456	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.196%, due 08/25/34 (1)	34,427
20,629	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.646%, due 10/25/34 (1)	20,691
20,649	JPMorgan Mortgage Acquisition Corp. (05-WMC1-M1), 0.826%, due 09/25/35 (1)	20,472
24,707	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 1.094%, due 07/25/34 (1)	23,936

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$7,997	Residential Accredit Loans, Inc. (02-QS16-A2), 0.746%, due 10/25/17 (1)	$7,800

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $250,518)	259,498

	Corporate Bonds (25.2%)
	Airlines (2.3%)
98,098	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	105,639
50,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 0.771%, due 05/15/18 (1) (EETC)	49,375
59,155	United Airlines, Inc. Pass-Through Trust, (09-2A), 9.75%, due 07/15/18 (EETC)	63,408

	Total Airlines	218,422

	Banks (6.5%)
250,000	Bank of America N.A., 0.617%, due 06/15/16 (1)	249,499
50,000	Capital One Financial Corp., 0.941%, due 11/06/15 (1)	50,001
75,000	Citigroup, Inc., 1.28%, due 07/25/16 (1)	75,216
75,000	Goldman Sachs Group, Inc. (The), 1.6%, due 11/23/15	75,077
40,000	Goldman Sachs Group, Inc. (The), 5.35%, due 01/15/16	40,392
15,000	Macquarie Bank, Ltd. (Australia), (144A), 0.953%, due 10/27/17 (1)(2)	14,931
65,000	Morgan Stanley, 1.064%, due 01/05/18 (1)	65,043
50,000	Wells Fargo Bank N.A., 0.667%, due 03/15/16 (1)	50,011

	Total Banks	620,170

	Biotechnology (0.3%)
25,000	Amgen, Inc., 2.3%, due 06/15/16	25,230

	Diversified Financial Services (0.8%)
75,000	General Electric Capital Corp., 0.971%, due 07/12/16 (1)	75,264

	Electric (0.9%)
30,000	Duke Energy Progress LLC, 0.534%, due 03/06/17 (1)	29,936
50,000	Oncor Electric Delivery Co. LLC, 6.8%, due 09/01/18	56,516

	Total Electric	86,452

	Healthcare-Services (1.4%)
85,000	Providence Health & Services Obligated Group, 1.276%, due 10/01/17 (1)	85,495
45,000	UnitedHealth Group, Inc., 0.765%, due 01/17/17 (1)	45,039

	Total Healthcare-Services	130,534

	Oil & Gas (0.5%)
50,000	Devon Energy Corp., 0.787%, due 12/15/15 (1)	50,019

	Pharmaceuticals (0.9%)
40,000	AbbVie, Inc., 1.2%, due 11/06/15	40,002
50,000	Mylan, Inc., 1.8%, due 06/24/16	49,975

	Total Pharmaceuticals	89,977

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Real Estate (2.6%)
$50,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	$52,804
200,000	WEA Finance LLC / Westfield UK & Europe Finance PLC (Australia), (144A), 1.75%, due 09/15/17 (2)	199,379

	Total Real Estate	252,183

	REIT (7.7%)
75,000	ARC Properties Operating Partnership LP / Clark Acquisition LLC, 2%, due 02/06/17	73,731
100,000	BioMed Realty LP, 3.85%, due 04/15/16	100,828
20,000	DDR Corp., 9.625%, due 03/15/16	20,591
50,000	Essex Portfolio LP, 5.5%, due 03/15/17	52,457
75,000	HCP, Inc., 6%, due 01/30/17	78,885
85,000	Hospitality Properties Trust, 6.3%, due 06/15/16	85,522
75,000	Realty Income Corp., 5.5%, due 11/15/15	75,110
50,000	SL Green Realty Corp., 5%, due 08/15/18	53,139
75,000	UDR, Inc., 5.25%, due 01/15/16	75,581
75,000	Ventas Realty LP, 1.55%, due 09/26/16	75,388
50,000	Welltower, Inc., 3.625%, due 03/15/16	50,516

	Total REIT	741,748

	Telecommunications (1.3%)
40,000	AT&T, Inc., 0.699%, due 02/12/16 (1)	39,990
87,000	Verizon Communications, Inc., 1.867%, due 09/15/16 (1)	87,825

	Total Telecommunications	127,815

	Total Corporate Bonds (Cost: $2,401,784)	2,417,814

	U.S. Government Agency Obligations (4.3%)
75,000	Federal Farm Credit Bank, 0.275%, due 12/28/16 (1)	74,997
80,000	Federal Farm Credit Bank, 0.4%, due 05/30/17 (1)	80,016
80,000	Federal Home Loan Mortgage Corp., 0.199%, due 04/20/17 (1)	80,000
80,000	Federal National Mortgage Association, 0.204%, due 10/05/17 (1)	79,918
95,000	Federal National Mortgage Association, 0.214%, due 07/20/17 (1)	94,996

	Total U.S. Government Agency Obligations (Cost: $409,948)	409,927

	Total Fixed Income Securities (Cost: $6,486,687) (67.9%)	6,514,300

Number of Shares	Money Market Investments
40,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (3)	40,000
656,073	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (3)	656,073

	Total Money Market Investments (Cost: $696,073) (7.2%)	696,073

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2015

Principal Amount	Short-Term Investments	Value
	Discount Notes (12.3%)
$300,000	Federal Home Loan Bank Discount Note, 0.01%, due 01/25/16 (4)	$299,944
175,000	Federal Home Loan Bank Discount Note, 0.17%, due 01/21/16 (4)	174,969
110,000	Federal Home Loan Bank Discount Note, 0.175%, due 11/24/15 (4)	109,999
300,000	Federal Home Loan Mortgage Corp. Discount Note, 0.01%, due 01/27/16 (4)	299,942
300,000	Federal National Mortgage Association Discount Note, 0.01%, due 02/16/16 (4)	299,903

	Total Discount Notes (Cost: $1,184,630) (12.3%)	1,184,757

	U.S. Treasury Securities
535,000	U.S. Treasury Bill, 0.01%, due 03/03/16 (4)	534,828
670,000	U.S. Treasury Bill, 0.008%, due 02/18/16 (4)	669,862

	Total U.S. Treasury Securities (Cost: $1,204,955) (12.5% )	1,204,690

	Total Short-Term Investments (Cost: $2,389,585) (24.8%)	2,389,447

	Total Investments (Cost: $9,572,345) (99.9%)	9,599,820

	Excess of Other Assets over Liabilities (0.1%)	14,326

	Net Assets (100.0%)	$9,614,146

Notes to the Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $240,746 or 2.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(4)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	2.3%
Banks	6.5
Biotechnology	0.3
Commercial Mortgage-Backed Securities — Agency	3.5
Commercial Mortgage-Backed Securities — Non-Agency	3.5
Diversified Financial Services	0.8
Electric	0.9
Healthcare-Services	1.4
Oil & Gas	0.5
Pharmaceuticals	0.9
REIT	7.7
Real Estate	2.6
Residential Mortgage-Backed Securities — Agency	28.7
Residential Mortgage-Backed Securities — Non-Agency	2.7
Telecommunications	1.3
U.S. Government Agency Obligations	4.3
Money Market Investments	7.2
Short-Term Investments	24.8

Total	99.9%

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Asset-Backed Securities (5.6% of Net Assets)
$9,473,137	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 01/17/73 (1)	$10,048,870
20,000,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.297%, due 12/27/44 (1)(2)	19,296,692
8,681,891	ACE Securities Corp. Home Equity Loan Trust (05-HE7-A2D), 0.857%, due 11/25/35 (2)	8,676,526
17,000,000	Babson CLO, Ltd. (13-IA-A), (144A), 1.417%, due 04/20/25 (1)(2)	16,763,282
18,700,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.379%, due 11/25/33 (2)	18,092,662
11,775,000	Brazos Higher Education Authority, Inc. (11-2-A3), 1.32%, due 10/27/36 (2)	11,519,024
5,510,735	CIT Education Loan Trust (07-1-A), (144A), 0.416%, due 03/25/42 (1)(2)	5,121,530
13,387,558	Educational Funding of the South, Inc. (12-1-A), 1.247%, due 03/25/36 (2)	13,189,685
16,675,000	EFS Volunteer LLC (10-1-A2), (144A), 1.17%, due 10/25/35 (1)(2)	16,117,156
7,225,000	EFS Volunteer No 2 LLC (12-1-A2), (144A), 1.547%, due 03/25/36 (1)(2)	7,072,139
17,750,000	EFS Volunteer No 3 LLC (12-1-A3), (144A), 1.197%, due 04/25/33 (1)(2)	17,167,915
11,000,000	Flagship CLO (14-8A-A), (144A), 1.877%, due 01/16/26 (1)(2)	10,904,630
2,780,771	GE Business Loan Trust (04-2A-A), (144A), 0.416%, due 12/15/32 (1)(2)	2,731,641
14,319,375	Global SC Finance SRL (14-1A-A2), (144A), 3.09%, due 07/17/29 (1)	14,179,844
14,462,382	Higher Education Funding I (14-1-A), (144A), 1.379%, due 05/25/34 (1)(2)	14,104,686
18,000,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.244%, due 07/20/43 (2)	16,980,377
4,896,007	National Collegiate Student Loan Trust (06-3-A3), 0.347%, due 10/25/27 (2)	4,855,654
35,413,231	Navient Student Loan Trust (14-2-A), 0.837%, due 03/25/43 (2)	33,302,241
35,538,418	Navient Student Loan Trust (14-3-A), 0.817%, due 03/25/43 (2)	33,462,946
20,490,747	Navient Student Loan Trust (14-4-A), 0.817%, due 03/25/43 (2)	19,272,597
30,185,000	Nelnet Student Loan Trust (14-4A-A2), (144A), 1.147%, due 11/25/43 (1)(2)	27,703,284
16,000,000	Panhandle-Plains Higher Education Authority, Inc. (11-1-A3), 1.276%, due 10/01/37 (2)	15,456,122
3,745,708	SLM Student Loan Trust (04-8-B), 0.78%, due 01/25/40 (2)	3,198,567
7,534,000	SLM Student Loan Trust (05-5-A5), 1.07%, due 10/25/40 (2)	7,245,254
6,153,931	SLM Student Loan Trust (07-6-B), 1.17%, due 04/27/43 (2)	5,114,876
4,383,404	SLM Student Loan Trust (07-8-B), 1.32%, due 04/27/43 (2)	3,740,116
7,405,000	SLM Student Loan Trust (08-2-B), 1.52%, due 01/25/29 (2)	6,004,354
6,549,000	SLM Student Loan Trust (08-3-B), 1.52%, due 04/25/29 (2)	5,451,350
3,270,000	SLM Student Loan Trust (08-4-B), 2.17%, due 04/25/29 (2)	2,972,728
17,785,000	SLM Student Loan Trust (08-5-A4), 2.02%, due 07/25/23 (2)	17,931,538
16,200,000	SLM Student Loan Trust (08-5-B), 2.17%, due 07/25/29 (2)	14,983,388
6,380,000	SLM Student Loan Trust (08-6-B), 2.17%, due 07/25/29 (2)	5,879,371
6,380,000	SLM Student Loan Trust (08-7-B), 2.17%, due 07/25/29 (2)	5,594,640
5,696,000	SLM Student Loan Trust (08-8-B), 2.57%, due 10/25/29 (2)	5,459,385
15,950,000	SLM Student Loan Trust (08-9-B), 2.57%, due 10/25/29 (2)	15,385,416
12,800,000	SLM Student Loan Trust (11-1-A2), 1.347%, due 10/25/34 (2)	12,573,074
17,780,000	SLM Student Loan Trust (11-2-A2), 1.397%, due 10/25/34 (2)	17,539,365
7,947,408	SLM Student Loan Trust (12-2-A), 0.897%, due 01/25/29 (2)	7,760,108
18,760,000	Voya CLO, Ltd. (14-2A-A1), (144A), 1.765%, due 07/17/26 (1)(2)	18,656,295

	Total Asset-Backed Securities (Cost: $550,685,232)	491,509,328

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Commercial Mortgage-Backed Securities — Agency (4.6%)
$45,330,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K005-A2), 4.317%, due 11/25/19	$49,694,653
24,280,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K007-A2), 4.224%, due 03/25/20	26,648,446
42,420,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K151-A3), 3.511%, due 04/25/30	43,933,628
51,073,769	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (KF05-A), 0.544%, due 09/25/21 (2)(3)	51,232,292
2,640,597	Federal National Mortgage Association, Pool #AE0918, 3.664%, due 10/01/20	2,847,557
19,007,633	Federal National Mortgage Association, Pool #AL0290, 4.447%, due 04/01/21	21,161,019
20,395,184	Federal National Mortgage Association, Pool #AL0600, 4.301%, due 07/01/21	22,587,825
15,806,210	Federal National Mortgage Association, Pool #AL2660, 2.63%, due 10/01/22	16,041,051
44,404,078	Federal National Mortgage Association, Pool #AL3366, 2.437%, due 02/01/23	44,322,289
12,088,697	Federal National Mortgage Association, Pool #FN0003, 4.298%, due 01/01/21	13,302,251
48,633,065	Federal National Mortgage Association (12-M12-1A), 2.841%, due 08/25/22 (ACES) (2)	50,784,767
34,474,671	Federal National Mortgage Association (12-M15-A), 2.656%, due 10/25/22 (ACES) (2)	35,492,536
24,656,546	Federal National Mortgage Association (14-M12-FA), 0.505%, due 10/25/21 (ACES) (2)	24,787,055

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $404,227,130)	402,835,369

	Commercial Mortgage-Backed Securities — Non-Agency (0.7%)
6,440,000	COMM Mortgage Trust (12-LC4-A4), 3.288%, due 12/10/44	6,716,432
10,301,320	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	11,412,625
17,505,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44	18,613,931
3,460,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	3,749,969
17,835,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	18,900,499

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $56,270,228)	59,393,456

	Residential Mortgage-Backed Securities — Agency (45.9%)
263,651	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26	289,773
356,057	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31	403,734
4,559,501	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC)	5,097,149
11,506,469	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC)	12,803,935
1,201,178	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23	1,281,221
861,148	Federal Home Loan Mortgage Corp. (2647-OV), 0%, due 07/15/33 (P/O) (4)	780,840
4,968,352	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	5,257,327
2,670,963	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23	2,849,530
3,870,141	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23	4,146,837
32,628,626	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC)	36,917,065
50,419,195	Federal Home Loan Mortgage Corp. (276-30), 3%, due 09/15/42	50,865,345
55,845,059	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	56,504,808
1,152,071	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC)	1,209,522
727,755	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O) (4)	694,559
5,360,838	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35	5,717,394

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$50,000,000	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC)	$56,105,937
36,192,636	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36	40,628,630
11,163,805	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26	12,308,111
10,064,742	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC) (4)	8,906,534
8,041,085	Federal Home Loan Mortgage Corp. (3315-S), 6.214%, due 05/15/37 (I/O) (I/F) (2)	1,039,135
6,821,403	Federal Home Loan Mortgage Corp. (3376-SX), 5.844%, due 10/15/37 (I/O) (I/F) (2)	1,190,439
9,951,303	Federal Home Loan Mortgage Corp. (3410-IS), 6.074%, due 02/15/38 (I/O) (I/F) (2)	1,494,516
8,794,519	Federal Home Loan Mortgage Corp. (3424-BI), 6.604%, due 04/15/38 (I/O) (I/F) (2)	1,844,346
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24	8,409,101
3,010,990	Federal Home Loan Mortgage Corp. (3519-SH), 5.304%, due 07/15/37 (I/O) (I/F) (2)	403,430
14,791,166	Federal Home Loan Mortgage Corp. (3531-SC), 6.104%, due 05/15/39 (I/O) (I/F) (2)	1,991,207
3,823,494	Federal Home Loan Mortgage Corp. (3541-SA), 6.554%, due 06/15/39 (I/O) (I/F) (2)	653,474
14,192,552	Federal Home Loan Mortgage Corp. (3550-GS), 6.554%, due 07/15/39 (I/O) (I/F) (2)	2,928,731
5,907,345	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32	6,445,498
28,862,976	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29	31,124,909
12,751,615	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29	13,856,462
14,171,363	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29	15,176,984
21,819,658	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24	23,001,612
1,635,396	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37	1,765,583
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC)	22,319,433
20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC)	22,864,830
32,886,556	Federal Home Loan Mortgage Corp. (3770-ZB), 5%, due 12/15/40	36,746,870
18,392,846	Federal Home Loan Mortgage Corp. (3788-SB), 6.284%, due 01/15/41 (I/O) (I/F) (2)	3,120,702
4,624,643	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (4)	4,159,599
10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC)	11,400,417
7,787,445	Federal Home Loan Mortgage Corp. (4030-HS), 6.414%, due 04/15/42 (I/O) (I/F) (2)	1,505,578
10,251,988	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35	11,281,796
7,226,522	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39	7,979,301
38,774,545	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40	43,482,595
11,878,788	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40	13,269,257
25,341,422	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41	27,219,768
5,232	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19	5,428
7,806	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19	8,099
45,917	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	48,369
19,596	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19	20,642
79,382	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22	89,854
280,869	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35	309,390

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$43,326,216	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40	$46,827,858
13,200,943	Federal Home Loan Mortgage Corp., Pool #G07556, 4%, due 11/01/43	14,257,535
48,751,096	Federal Home Loan Mortgage Corp., Pool #G07786, 4%, due 08/01/44	52,604,028
100,320,092	Federal Home Loan Mortgage Corp., Pool #G07848, 3.5%, due 04/01/44	105,051,188
79,749,769	Federal Home Loan Mortgage Corp., Pool #G07924, 3.5%, due 01/01/45	83,246,930
32,188,596	Federal Home Loan Mortgage Corp., Pool #G08653, 3%, due 07/01/45	32,471,504
19,425,749	Federal Home Loan Mortgage Corp., Pool #G08658, 3%, due 08/01/45	19,596,482
77,035,242	Federal Home Loan Mortgage Corp., Pool #G08659, 3.5%, due 08/01/45	80,053,456
36,807,359	Federal Home Loan Mortgage Corp., Pool #G08667, 3.5%, due 09/01/45 (5)	38,249,458
61,760,974	Federal Home Loan Mortgage Corp., Pool #G08669, 4%, due 09/01/45 (5)	65,719,948
80,350,000	Federal Home Loan Mortgage Corp., Pool #G08671, 3.5%, due 10/01/45 (5)	83,498,085
61,911,949	Federal Home Loan Mortgage Corp., Pool #G08672, 4%, due 10/01/45 (5)	65,880,601
419,854	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20	437,823
1,165,033	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22	1,225,613
1,326,767	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20	1,374,292
1,704,627	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24	1,871,944
31,326,584	Federal Home Loan Mortgage Corp., Pool #G18565, 3%, due 08/01/30	32,605,346
21,278	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21	24,111
3,185,466	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29	3,608,852
3,440,107	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28	3,896,413
5,274,568	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29	5,792,020
82,536,455	Federal Home Loan Mortgage Corp., Pool #G60080, 3.5%, due 06/01/45	86,182,887
633,946	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37	699,470
6,294,954	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38	7,036,363
7,014,814	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36	7,694,364
3,267,044	Federal Home Loan Mortgage Corp., Pool #U99114, 3.5%, due 02/01/44	3,411,402
35,937,899	Federal Home Loan Mortgage Corp., Pool #V80284, 3.5%, due 08/01/43	37,633,808
48,091,796	Federal Home Loan Mortgage Corp., Pool #V80353, 3%, due 08/01/43	48,576,062
408,694	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31	456,976
1,063,864	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC)	1,157,313
1,108,675	Federal National Mortgage Association (04-52-SW), 6.903%, due 07/25/34 (I/O) (I/F) (2)	209,952
2,826,304	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24	3,030,533
2,988,728	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29	3,243,831
10,518,385	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC)	11,407,832
577,141	Federal National Mortgage Association (05-74-CP), 24.028%, due 05/25/35 (I/F) (PAC) (2)	888,779
3,972,521	Federal National Mortgage Association (07-20-SI), 6.253%, due 03/25/37 (I/O) (I/F) (2)	655,631
4,413,565	Federal National Mortgage Association (07-21-SE), 6.243%, due 03/25/37 (I/O) (I/F) (2)	794,301
5,192,302	Federal National Mortgage Association (07-56-SG), 6.213%, due 06/25/37 (I/O) (I/F) (2)	894,402
11,990,295	Federal National Mortgage Association (07-58-SV), 6.553%, due 06/25/37 (I/O) (I/F) (2)	2,095,112

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$3,060,316	Federal National Mortgage Association (07-65-S), 6.403%, due 07/25/37 (I/O) (I/F) (2)	$575,212
1,475,192	Federal National Mortgage Association (07-88-FY), 0.657%, due 09/25/37 (2)	1,487,685
13,610,257	Federal National Mortgage Association (07-103-AI), 6.303%, due 03/25/37 (I/O) (I/F) (2)	1,855,037
29,738,847	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37	32,994,531
12,878,454	Federal National Mortgage Association (08-1-AI), 6.053%, due 05/25/37 (I/O) (I/F) (2)	2,503,425
8,774,364	Federal National Mortgage Association (08-13-SB), 6.043%, due 03/25/38 (I/O) (I/F) (2)	1,503,517
16,201,872	Federal National Mortgage Association (08-23-SB), 6.653%, due 04/25/38 (I/O) (I/F) (2)	3,158,437
2,127,890	Federal National Mortgage Association (08-35-SD), 6.253%, due 05/25/38 (I/O) (I/F) (2)	459,218
23,416,117	Federal National Mortgage Association (08-66-SG), 5.873%, due 08/25/38 (I/O) (I/F) (2)	3,308,085
9,311,314	Federal National Mortgage Association (08-68-SA), 5.773%, due 08/25/38 (I/O) (I/F) (2)	1,403,135
6,707,470	Federal National Mortgage Association (09-3-SH), 5.253%, due 06/25/37 (I/O) (I/F) (2)	930,622
2,256,726	Federal National Mortgage Association (09-47-SV), 6.553%, due 07/25/39 (I/O) (I/F) (2)	482,009
9,461,210	Federal National Mortgage Association (09-51-SA), 6.553%, due 07/25/39 (I/O) (I/F) (2)	1,566,474
4,580,605	Federal National Mortgage Association (09-6-SD), 5.353%, due 02/25/39 (I/O) (I/F) (2)	680,007
11,993,114	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24	12,714,967
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29	28,603,703
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29	36,433,694
2,585,742	Federal National Mortgage Association (09-72-JS), 7.053%, due 09/25/39 (I/O) (I/F) (2)	444,401
20,937,000	Federal National Mortgage Association (10-136-CX), 4%, due 08/25/39 (PAC)	22,732,000
50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	54,748,325
11,738,000	Federal National Mortgage Association (12-128-UY), 2.5%, due 11/25/42 (PAC)	10,817,836
47,462,521	Federal National Mortgage Association (12-133-GC), 2.5%, due 08/25/41 (PAC)	48,205,905
19,832,097	Federal National Mortgage Association (12-153-PC), 2%, due 05/25/42 (PAC)	19,759,444
10,925,509	Federal National Mortgage Association (13-101-BO), 0%, due 10/25/43 (P/O) (4)	8,635,064
25,166,494	Federal National Mortgage Association (13-101-CO), 0%, due 10/25/43 (P/O) (4)	19,874,612
27,474,677	Federal National Mortgage Association (13-21-EC), 2%, due 12/25/38 (I/O)	27,312,619
21,400,000	Federal National Mortgage Association (13-95-PN), 3%, due 01/25/43 (PAC)	21,313,516
121,559	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (2)	139,186
684,748	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O) (4)	649,517
51,259	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22	56,368
48,501	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17	50,063
235,861	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	264,037

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$3,037,837	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29	$3,345,747
1,701,416	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47	1,922,776
7,100,597	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	8,011,963
546,288	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18	570,666
56,039	Federal National Mortgage Association, Pool #661856, 2.515%, due 10/01/32 (2)	55,961
288,703	Federal National Mortgage Association, Pool #671133, 1.787%, due 02/01/33 (2)	298,959
95,298	Federal National Mortgage Association, Pool #672272, 2.065%, due 12/01/32 (2)	100,215
200,982	Federal National Mortgage Association, Pool #687847, 2.16%, due 02/01/33 (2)	213,364
862,574	Federal National Mortgage Association, Pool #692104, 1.917%, due 02/01/33 (2)	894,304
469,064	Federal National Mortgage Association, Pool #699866, 2.224%, due 04/01/33 (2)	490,834
204,944	Federal National Mortgage Association, Pool #704454, 2.339%, due 05/01/33 (2)	214,177
256,974	Federal National Mortgage Association, Pool #708820, 2.511%, due 06/01/33 (2)	257,550
280,127	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	292,652
269,979	Federal National Mortgage Association, Pool #728824, 2.346%, due 07/01/33 (2)	286,803
805,032	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33	882,986
20,969	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19	21,942
939,811	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37	1,101,212
1,104,070	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38	1,202,366
1,716,051	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28	1,889,987
1,093,943	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23	1,177,155
5,659,395	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	6,188,218
3,261,070	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49	3,587,542
8,489,221	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28	9,618,431
4,655,892	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29	5,275,204
4,652,031	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38	5,190,718
56,044,684	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40	60,650,862
43,037,832	Federal National Mortgage Association, Pool #AB6210, 3%, due 09/01/42	43,638,929
6,883,307	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29	7,571,610
14,656,564	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37	16,679,163
11,475,072	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	13,015,365
8,175,371	Federal National Mortgage Association, Pool #AL1594, 6%, due 07/01/40	9,302,336
64,260,990	Federal National Mortgage Association, Pool #AL4597, 4%, due 01/01/44	69,502,284
19,783,253	Federal National Mortgage Association, Pool #AQ8803, 3.5%, due 01/01/43	20,675,046
46,602,483	Federal National Mortgage Association, Pool #AS5355, 2.5%, due 07/01/30	47,501,141
16,982,656	Federal National Mortgage Association, Pool #MA0843, 4.5%, due 09/01/41	18,463,161
80,962,203	Federal National Mortgage Association, Pool #MA1177, 3.5%, due 09/01/42	84,611,829
17,001,579	Federal National Mortgage Association, Pool #MA1251, 3.5%, due 11/01/42	17,767,979
15,330,835	Federal National Mortgage Association, Pool #MA1283, 3.5%, due 12/01/42	16,021,921
5,344,540	Federal National Mortgage Association, Pool #MA1404, 3.5%, due 04/01/43	5,585,462
22,753,424	Federal National Mortgage Association, Pool #MA1442, 4%, due 05/01/43	24,556,923
69,283,347	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33	71,724,501
52,703,982	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	55,524,470
59,065,535	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33	62,189,550
96,405,000	Federal National Mortgage Association TBA, 3% (6)	97,466,964
286,895,000	Federal National Mortgage Association TBA, 3.5% (6)	298,590,455
179,880,000	Federal National Mortgage Association TBA, 4% (6)	191,473,827

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Agency (Continued)
$99,135,000	Federal National Mortgage Association TBA, 4.5% (6)	$107,437,556
1,289,520	Government National Mortgage Association (03-42-SH), 6.356%, due 05/20/33 (I/O) (I/F) (2)	266,904
15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O) (4)	12,342,502
16,235,767	Government National Mortgage Association (15-42-ZB), 3%, due 03/20/45	15,420,570
37,325,347	Government National Mortgage Association (15-43-DM), 2.5%, due 03/20/45	33,693,173
10,986,887	Government National Mortgage Association (15-44-Z), 3%, due 03/20/45	10,376,759
9,696,442	Government National Mortgage Association (15-52-EZ), 3%, due 04/16/45	8,724,071
25,763,544	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40	28,501,926
423,976	Government National Mortgage Association II, Pool #80963, 1.625%, due 07/20/34 (2)	439,820
34,752,971	Government National Mortgage Association II, Pool #MA2960, 3%, due 07/20/45	35,527,962
78,149,620	Government National Mortgage Association II, Pool #MA2961, 3.5%, due 07/20/45	82,008,259
102,344,075	Government National Mortgage Association II, Pool #MA3033, 3%, due 08/20/45	104,626,344
82,281,684	Government National Mortgage Association II, Pool #MA3034, 3.5%, due 08/20/45	86,344,344
69,741,219	Government National Mortgage Association II, Pool #MA3104, 3%, due 09/20/45	71,386,676
82,902,640	Government National Mortgage Association II, Pool #MA3106, 4%, due 09/20/45 (5)	88,492,089
95,710,000	Government National Mortgage Association II TBA, 3.5% (6)	100,301,089
6,510,000	Government National Mortgage Association II TBA, 4.5% (6)	7,007,405

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,896,737,388)	4,018,453,721

	Residential Mortgage-Backed Securities — Non-Agency (27.4%)
2,194,659	Accredited Mortgage Loan Trust (05-3-A2D), 0.56%, due 09/25/35 (2)	2,194,312
16,031,667	ACE Securities Corp. (06-ASP1-A2D), 0.507%, due 12/25/35 (2)	15,614,457
19,154,535	ACE Securities Corp. (07-ASP1-A2C), 0.457%, due 03/25/37 (2)	11,382,245
10,295,359	ACE Securities Corp. (07-ASP1-A2D), 0.577%, due 03/25/37 (2)	6,176,985
2,101,652	Adjustable Rate Mortgage Trust (04-5-3A1), 2.555%, due 04/25/35 (2)	2,069,674
22,327,900	Ameriquest Mortgage Securities, Inc. (05-R10-A2C), 0.527%, due 01/25/36 (2)	22,004,534
6,006,973	Asset-Backed Funding Certificates (05-HE2-M2), 0.947%, due 06/25/35 (2)	5,955,983
8,747,000	Asset-Backed Funding Certificates (07-NC1-A2), (144A), 0.497%, due 05/25/37 (1)(2)	6,489,801
20,197,363	Asset-Backed Funding Certificates (07-WMC1-A2A), 0.947%, due 06/25/37 (2)	14,701,715
1,753,235	Asset-Backed Securities Corp. Home Equity (05-HE5-M2), 0.857%, due 06/25/35 (2)	1,753,931
46,717,246	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.337%, due 12/25/36 (2)	38,082,679
2,193,780	Banc of America Alternative Loan Trust (03-3-A4), 5.75%, due 05/25/33	2,251,524
717,487	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	735,872
15,078,323	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	15,433,718
885,381	Banc of America Funding Corp. (04-B-3A1), 2.821%, due 12/20/34 (2)	483,389
173,636	Banc of America Funding Corp. (06-D-2A1), 2.944%, due 05/20/36 (2)(3)	155,783
6,689,612	Banc of America Funding Corp. (06-D-3A1), 2.867%, due 05/20/36 (2)(3)	5,988,893
15,104,514	Banc of America Funding Corp. (06-G-2A1), 0.414%, due 07/20/36 (2)	14,197,566

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$9,986,000	Banc of America Funding Corp. (15-R8-1A1), (144A), 1.038%, due 11/26/46 (1)(2)	$9,361,789
1,892,984	Banc of America Funding Trust (06-3-4A14), 6%, due 03/25/36	1,900,371
7,609,626	Banc of America Funding Trust (06-3-5A3), 5.5%, due 03/25/36 (3)	7,176,027
2,823,181	BCAP LLC Trust (07-AA1-1A2), 0.357%, due 02/25/47 (2)(3)	2,656,797
27,968,361	BCAP LLC Trust (08-IND2-A1), 1.847%, due 04/25/38 (2)	27,882,784
278,001	BCAP LLC Trust (09-RR1-21A1), (144A), 2.725%, due 11/26/34 (1)(2)	279,199
1,177,140	BCAP LLC Trust (09-RR1-22A1), (144A), 2.695%, due 05/26/35 (1)(2)	1,186,699
751,287	BCAP LLC Trust (09-RR1-23A1), (144A), 2.676%, due 05/26/35 (1)(2)	761,026
6,524,932	BCAP LLC Trust (11-RR2-3A6), (144A), 2.712%, due 11/21/35 (1)(2)	6,183,991
1,024,492	BCAP LLC Trust (11-RR3-1A5), (144A), 2.759%, due 05/27/37 (1)(2)	1,023,310
1,640,511	BCAP LLC Trust (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,595,561
6,906,032	BCAP LLC Trust (11-RR4-1A3), (144A), 2.154%, due 03/26/36 (1)(2)	6,778,306
5,993,733	BCAP LLC Trust (11-RR4-2A3), (144A), 1%, due 06/26/47 (1)(2)	5,975,687
6,878,820	BCAP LLC Trust (11-RR4-3A3), (144A), 2.646%, due 07/26/36 (1)(2)	6,804,096
8,914,044	BCAP LLC Trust (11-RR5-1A3), (144A), 2.428%, due 03/26/37 (1)(2)	8,785,679
2,358,656	BCAP LLC Trust (11-RR5-2A3), (144A), 2.83%, due 06/26/37 (1)(2)	2,364,877
16,649,850	BCAP LLC Trust (11-RR9-7A1), (144A), 1.974%, due 04/26/37 (1)(2)	16,554,871
6,111,340	BCAP LLC Trust (12-RR2-9A3), (144A), 2.626%, due 03/26/35 (1)(2)	6,146,724
3,092,368	BCAP LLC Trust (12-RR7-1A1), (144A), 0.364%, due 08/26/36 (1)(2)	3,056,302
11,366,464	BCAP LLC Trust (12-RR8-3A1), (144A), 2.864%, due 08/26/36 (1)(2)	11,255,552
1,717,147	BCAP LLC Trust (12-RR8-5A3), (144A), 0.49%, due 05/26/37 (1)(2)	1,693,775
3,977,771	BCAP LLC Trust (12-RR9-1A1), (144A), 0.374%, due 07/26/35 (1)(2)(3)	3,884,473
7,146,957	BCAP LLC Trust (13-RR2-6A1), (144A), 3%, due 06/26/37 (1)(2)	7,139,607
2,223,665	Bear Stearns Alt-A Trust (04-13-A1), 0.937%, due 11/25/34 (2)	2,198,115
8,362	Bear Stearns Alt-A Trust (05-2-2A4), 2.523%, due 04/25/35 (2)	8,012
10,764,545	Bear Stearns Alt-A Trust (05-4-23A1), 2.584%, due 05/25/35 (2)	10,458,050
850,367	Bear Stearns Alt-A Trust (06-4-32A1), 2.923%, due 07/25/36 (2)(3)	626,081
1,561,617	Bear Stearns ARM Trust (04-12-1A1), 2.646%, due 02/25/35 (2)	1,493,191
14,097,952	Bear Stearns ARM Trust (05-10-A3), 2.77%, due 10/25/35 (2)	13,981,831
4,087,591	Bear Stearns ARM Trust (06-2-2A1), 2.891%, due 07/25/36 (2)(3)	3,524,101
468,818	Bear Stearns ARM Trust (07-1-2A1), 2.731%, due 02/25/47 (2)(3)	407,654
2,160,567	Bear Stearns ARM Trust (07-5-3A1), 4.714%, due 08/25/47 (2)(3)	2,000,425
2,786,244	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3), 5.5%, due 09/25/35 (2)	2,780,910
5,957,464	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4), 5.4%, due 09/25/35 (2)	5,918,023
8,095,723	Bear Stearns Asset-Backed Securities I Trust (06-HE9-1A2), 0.347%, due 11/25/36 (2)	6,622,438
961,518	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.377%, due 10/25/36 (2)	716,322
3,831,007	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.397%, due 09/25/47 (2)	3,055,504
1,313,231	BNC Mortgage Loan Trust (07-3-A2), 0.257%, due 07/25/37 (2)	1,307,695
49,854	Carrington Mortgage Loan Trust (05-NC5-A2), 0.517%, due 10/25/35 (2)	49,807
16,507,175	Carrington Mortgage Loan Trust (05-NC5-A3), 0.617%, due 10/25/35 (2)	16,074,056
5,302,198	Centex Home Equity (05-D-M1), 0.627%, due 10/25/35 (2)	5,297,590
1,540,920	Chase Mortgage Finance Corp. (06-A1-2A1), 2.662%, due 09/25/36 (2)(3)	1,380,086
8,223,667	Chase Mortgage Finance Corp. (07-A1-8A1), 2.694%, due 02/25/37 (2)	8,335,021
5,013,262	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35 (3)	4,923,658
24,227,000	Chaseflex Trust (06-1-A3), 4.78%, due 06/25/36 (2)	24,237,667

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$34,280,233	CIM Trust (15-3AG-A1), (144A), 1.943%, due 10/25/57 (1)(2)	$34,114,166
43,000,000	CIM Trust (15-4AG-A1), (144A), 2.193%, due 10/25/57 (1)	42,405,947
1,060,389	Citicorp Mortgage Securities Trust, Inc. (07-4-3A1), 5.5%, due 05/25/37	1,050,960
6,117,886	Citicorp Residential Mortgage Trust, Inc. (06-2-A4), 5.775%, due 09/25/36	6,360,898
8,222,559	Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A), 2.556%, due 07/25/36 (2)(3)	7,160,983
7,379,620	Citigroup Mortgage Loan Trust, Inc. (06-AR9-1A2), 0.367%, due 11/25/36 (2)	7,356,158
4,394,282	Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A), 0.347%, due 08/25/36 (2)	4,292,823
5,394,176	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (1)(3)	4,247,365
4,626,663	Citigroup Mortgage Loan Trust, Inc. (08-AR4-1A1A), (144A), 2.719%, due 11/25/38 (1)(2)	4,695,498
2,350,652	Citigroup Mortgage Loan Trust, Inc. (09-5-7A1), (144A), 0.544%, due 07/25/36 (1)(2)	2,249,646
2,719,222	Citigroup Mortgage Loan Trust, Inc. (10-4-4A5), (144A), 5%, due 10/25/35 (1)	2,797,328
8,981,018	Citigroup Mortgage Loan Trust, Inc. (12-10-3A1), (144A), 2.65%, due 12/25/35 (1)(2)	9,174,449
15,218,584	Citigroup Mortgage Loan Trust, Inc. (12-11-1A1), (144A), 0.374%, due 03/25/37 (1)(2)	14,723,447
5,099,563	Citigroup Mortgage Loan Trust, Inc. (12-8-4A1), (144A), 0.334%, due 01/25/37 (1)(2)	4,879,352
7,974,409	Citigroup Mortgage Loan Trust, Inc. (14-10-2A1), (144A), 0.444%, due 07/25/37 (1)(2)	7,722,867
4,031,382	Citigroup Mortgage Loan Trust, Inc. (14-2-3A1), (144A), 0.334%, due 08/25/37 (1)(2)	3,982,660
15,686,723	Citigroup Mortgage Loan Trust, Inc. (15-5-1A1), (144A), 2.565%, due 01/25/36 (1)(2)	15,250,198
1,372,905	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	1,405,463
5,098,276	Conseco Financial Corp. (99-2-A7), 6.44%, due 12/01/30	5,343,408
1,213,830	Countrywide Alternative Loan Trust (05-20CB-4A1), 5.25%, due 07/25/20 (3)	1,199,886
441,820	Countrywide Alternative Loan Trust (05-84-1A1), 2.499%, due 02/25/36 (2)(3)	332,008
1,625,117	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	1,622,836
23,272,172	Countrywide Alternative Loan Trust (06-HY12-A5), 3.579%, due 08/25/36 (2)	22,451,083
1,163,599	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21	1,177,822
276,746	Countrywide Alternative Loan Trust (07-HY5R-2A1A), 2.338%, due 03/25/47 (2)(3)	277,068
16,171,264	Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3), 5.5%, due 08/25/34	16,896,432
19,383,591	Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1), 0.497%, due 05/25/35 (2)	16,731,586
61,603	Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1), 2.653%, due 09/20/35 (2)(3)	54,529
19,207	Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1), 2.865%, due 09/25/47 (2)(3)	17,080
69,170	Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1), 2.705%, due 03/25/37 (2)(3)	56,701
85,175	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	87,432
3,234,034	Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1), 6.5%, due 12/25/35 (3)	2,536,053
12,515,372	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (3)	9,708,149
1,574,124	Credit Suisse Mortgage Capital Certificates (10-1R-7A1), (144A), 2.68%, due 07/27/36 (1)(2)	1,577,318

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$15,436,408	Credit Suisse Mortgage Capital Certificates (15-5R-2A1), (144A), 0.473%, due 06/27/37 (1)(2)	$14,865,772
948,370	Credit Suisse Mortgage Trust (10-1R-8A1), (144A), 2.935%, due 05/27/47 (1)(2)	953,677
6,511,113	Credit Suisse Mortgage Trust (13-7R-4A1), (144A), 0.357%, due 07/26/36 (1)(2)	5,993,967
5,353,567	Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2), 3.407%, due 01/25/36	3,945,955
38,104,666	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.357%, due 10/25/36 (2)	26,015,673
20,571,550	Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4), 0.427%, due 11/25/36 (2)	11,609,416
17,053,504	Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C), 4.498%, due 02/25/37	12,662,694
13,495,701	CSMC Mortgage-Backed Trust (06-8-3A1), 6%, due 10/25/21 (3)	13,137,860
6,513,467	CSMC Mortgage-Backed Trust (06-9-5A1), 5.5%, due 11/25/36 (3)	6,334,428
16,300,526	CSMC Mortgage-Backed Trust (07-2-3A4), 5.5%, due 03/25/37 (3)	15,241,976
12,165,027	CSMC Mortgage-Backed Trust (14-11R-11A1), (144A), 1.944%, due 06/27/47 (1)(2)	12,169,143
719,249	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6), 0.387%, due 02/25/37 (2)(3)	541,128
4,780,115	DSLA Mortgage Loan Trust (05-AR6-2A1A), 0.487%, due 10/19/45 (2)	3,986,864
40,657,988	DSLA Mortgage Loan Trust (06-AR2-2A1A), 0.397%, due 10/19/36 (2)	33,239,320
12,572,833	DSLA Mortgage Loan Trust (07-AR1-2A1A), 0.337%, due 04/19/47 (2)	10,466,014
1,957,836	EquiFirst Mortgage Loan Trust (04-2-1A1), 0.757%, due 10/25/34 (2)	1,956,291
5,754,773	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.467%, due 04/25/47 (2)	4,050,752
35,152,177	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C), 0.357%, due 12/25/37 (2)	22,680,051
20,628,146	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D), 0.407%, due 12/25/37 (2)	13,403,808
7,219,620	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C), 0.337%, due 01/25/38 (2)	4,568,736
30,278,325	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D), 0.417%, due 01/25/38 (2)	19,797,537
5,068,000	First Franklin Mortgage Loan Trust (06-FF9-2A4), 0.447%, due 06/25/36 (2)	2,946,107
9,141,165	First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1), 2.376%, due 05/25/35 (2)	8,661,370
6,339,366	First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1), 2.409%, due 09/25/35 (2)(3)	5,465,249
6,379,916	First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1), 2.248%, due 09/25/35 (2)(3)	5,664,080
20,338,741	First Horizon Alternative Mortgage Securities Trust (06-AA7-A1), 2.258%, due 01/25/37 (2)(3)	16,609,952
15,007,692	Fremont Home Loan Trust (05-E-2A4), 0.527%, due 01/25/36 (2)	12,275,543
5,720,386	Fremont Home Loan Trust (06-1-2A3), 0.377%, due 04/25/36 (2)	5,041,324
4,745,411	GMAC Mortgage Loan Trust (05-AR5-2A1), 3.17%, due 09/19/35 (2)	4,316,584
810,271	GreenPoint Mortgage Funding Trust (05-AR3-1A1), 0.437%, due 08/25/45 (2)	663,504
19,143,801	GreenPoint Mortgage Funding Trust (06-AR5-A2A2), 0.347%, due 10/25/46 (2)(3)	18,821,831
1,473,323	GS Mortgage Securities Corp. (09-1R-3A1), (144A), 2.617%, due 11/25/35 (1)(2)	1,490,333

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,101,262	GSAA Home Equity Trust (05-7-AF5), 4.611%, due 05/25/35	$4,309,139
2,206,907	GSAA Home Equity Trust (05-9-2A3), 0.567%, due 08/25/35 (2)	2,136,907
5,801,637	GSR Mortgage Loan Trust (04-9-3A1), 2.717%, due 08/25/34 (2)	5,787,197
1,469,699	GSR Mortgage Loan Trust (05-4F-4A3), 5.5%, due 05/25/35	1,492,787
22,997,592	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	22,323,857
2,194,349	GSR Mortgage Loan Trust (07-AR2-2A1), 2.781%, due 05/25/37 (2)(3)	2,001,657
3,591,139	GSR Mortgage Loan Trust (07-AR2-5A1A), 5.191%, due 05/25/37 (2)(3)	3,190,874
3,939,980	Harborview Mortgage Loan Trust (05-9-2A1A), 0.534%, due 06/20/35 (2)	3,743,550
29,909,792	Harborview Mortgage Loan Trust (06-8-2A1A), 0.386%, due 07/21/36 (2)	24,697,535
7,767,401	Home Equity Asset Trust (05-8-2A4), 0.557%, due 02/25/36 (2)	7,667,863
3,951,032	Homestar Mortgage Acceptance Corp. (04-3-AV2C), 0.777%, due 07/25/34 (2)	3,946,008
1,341,119	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.647%, due 10/25/34 (2)	1,345,152
20,000,000	HSBC Home Equity Loan Trust USA (06-4-M1), 0.454%, due 03/20/36 (2)	19,691,096
1,594,466	HSI Asset Loan Obligation Trust (07-2-2A12), 6%, due 09/25/37 (3)	1,460,329
12,889	Impac CMB Trust (04-5-1A1), 0.917%, due 10/25/34 (2)	12,361
1,901,477	Impac CMB Trust (05-1-1A1), 0.717%, due 04/25/35 (2)	1,735,103
9,988,139	Impac CMB Trust (05-5-A2), 0.637%, due 08/25/35 (2)	8,786,467
11,387,828	Indymac Index Mortgage Loan Trust (04-AR4-2A), 2.548%, due 08/25/34 (2)	11,281,199
2,060,597	Indymac Index Mortgage Loan Trust (04-AR9-4A), 2.645%, due 11/25/34 (2)	1,882,307
7,633,083	Indymac Index Mortgage Loan Trust (05-AR17-3A1), 2.447%, due 09/25/35 (2)(3)	6,454,512
6,508,778	Indymac Index Mortgage Loan Trust (05-AR23-2A1), 2.514%, due 11/25/35 (2)(3)	5,598,287
7,782,678	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 2.617%, due 11/25/35 (2)(3)	6,489,056
4,418,709	Indymac Index Mortgage Loan Trust (05-AR25-2A1), 4.093%, due 12/25/35 (2)(3)	3,950,187
6,596,153	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.334%, due 06/25/35 (2)	5,428,596
6,953,910	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 2.728%, due 08/25/36 (2)(3)	5,298,190
14,171,804	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.377%, due 02/25/37 (2)(3)	11,639,799
33,509	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 2.58%, due 06/25/37 (2)(3)	25,769
26,092,050	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 2.77%, due 05/25/37 (2)(3)	20,029,732
6,595,940	Indymac Index Mortgage Loan Trust (07-AR7-1A1), 2.898%, due 11/25/37 (2)	6,204,042
17,511,086	Indymac Index Mortgage Loan Trust (07-FLX1-A2), 0.377%, due 02/25/37 (2)	16,276,226
645,889	Jefferies & Co., Inc. (09-R3-1A1), (144A), 2.508%, due 12/26/35 (1)(2)	649,595
11,507,805	JPMorgan Alternative Loan Trust (06-A2-5A1), 4.839%, due 05/25/36 (2)(3)	8,755,460
11,117,712	JPMorgan Alternative Loan Trust (06-A4-A8), 3.69%, due 09/25/36 (2)(3)	11,021,449
9,042,103	JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.763%, due 10/25/36	7,120,127
29,015,000	JPMorgan Mortgage Acquisition Corp. (07-CH4-A4), 0.357%, due 01/25/36 (2)	26,742,458
877,090	JPMorgan Mortgage Trust (05-A6-7A1), 2.741%, due 08/25/35 (2)(3)	836,024
5,820,122	JPMorgan Mortgage Trust (06-A2-5A3), 2.57%, due 11/25/33 (2)	5,771,354
987,625	JPMorgan Mortgage Trust (06-A4-1A4), 2.689%, due 06/25/36 (2)(3)	865,331
46,076	JPMorgan Mortgage Trust (06-A7-2A4R), 2.692%, due 01/25/37 (2)(3)	40,774
2,044,389	JPMorgan Mortgage Trust (06-S2-2A2), 5.875%, due 06/25/21 (3)	1,962,202
1,879,482	JPMorgan Resecuritization Trust Series (10-4-1A1), (144A), 2.737%, due 07/26/36 (1)(2)	1,884,688
785,570	JPMorgan Resecuritization Trust Series (10-5-3A1), (144A), 2.424%, due 08/26/36 (1)(2)	787,971
7,981,353	JPMorgan Resecuritization Trust Series (12-3-A3), (144A), 0.364%, due 11/26/36 (1)(2)	7,762,481

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$10,740,559	JPMorgan Resecuritization Trust Series (14-6-3A1), (144A), 0.404%, due 07/27/46 (1)(2)	$10,121,212
1,205,016	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20 (3)	1,007,735
4,103,635	Lehman Mortgage Trust (06-4-4A1), 6%, due 08/25/21 (3)	4,053,976
2,274,813	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (3)	1,700,612
30,421,595	Lehman XS Trust (06-10N-1A3A), 0.407%, due 07/25/46 (2)(3)	24,068,702
1,799	Lehman XS Trust (06-12N-A2A1), 0.347%, due 08/25/46 (2)(3)	1,804
8,719,943	Lehman XS Trust (06-12N-A31A), 0.397%, due 08/25/46 (2)(3)	6,697,695
9,502,914	Lehman XS Trust (06-13-1A2), 0.367%, due 09/25/36 (2)(3)	8,593,261
9,629,615	Lehman XS Trust (06-19-A2), 0.367%, due 12/25/36 (2)(3)	8,149,277
20,399,949	Lehman XS Trust (06-9-A1B), 0.357%, due 05/25/46 (2)(3)	17,495,696
952	Lehman XS Trust (06-GP1-A2A), 0.367%, due 05/25/46 (2)(3)	957
7,740,254	Lehman XS Trust (06-GP4-3A2A), 0.357%, due 08/25/46 (2)(3)	7,503,645
1,320,453	Lehman XS Trust (07-4N-1A1), 0.327%, due 03/25/47 (2)(3)	1,296,869
12,591,242	Long Beach Mortgage Loan Trust (06-WL1-1A3), 0.527%, due 01/25/46 (2)	11,737,039
14,950,000	Long Beach Mortgage Loan Trust (06-WL1-2A4), 0.537%, due 01/25/46 (2)	12,215,194
7,156,283	Luminent Mortgage Trust (07-2-1A3), 0.417%, due 05/25/37 (2)(3)	6,588,392
10,950,000	Madison Avenue Manufactured Housing Contract (02-A-B1), 3.447%, due 03/25/32 (2)	11,122,307
13,749,816	MASTR Adjustable Rate Mortgages Trust (04-9-M1), 0.777%, due 11/25/34 (2)	13,588,139
308,426	MASTR Adjustable Rate Mortgages Trust (07-2-A2), 0.307%, due 03/25/47 (2)	303,999
8,270,162	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	8,299,682
80,831	MASTR Alternative Loans Trust (06-2-2A1), 0.597%, due 03/25/36 (2)(3)	19,459
207,562	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	215,535
83,923	MASTR Asset Securitization Trust (06-3-2A1), 0.647%, due 10/25/36 (2)(3)	54,305
1,410,043	MASTR Asset-Backed Securities Trust (06-AB1-A2), 0.427%, due 02/25/36 (2)	1,402,736
3,425,922	MASTR Asset-Backed Securities Trust (06-AB1-A4), 5.719%, due 02/25/36	3,355,239
6,635,000	MASTR Asset-Backed Securities Trust (06-HE1-A4), 0.487%, due 01/25/36 (2)	6,392,681
26,787,012	MASTR Asset-Backed Securities Trust (06-HE5-A3), 0.357%, due 11/25/36 (2)	17,015,830
13,406	MASTR Seasoned Securitization Trust (04-1-4A1), 2.659%, due 10/25/32 (2)	13,362
2,546,655	Merrill Lynch Alternative Note Asset Trust (07-A1-A2C), 0.427%, due 01/25/37 (2)	1,200,134
1,309,999	Merrill Lynch Alternative Note Asset Trust (07-A1-A3), 0.357%, due 01/25/37 (2)	601,473
10,068,396	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B), 0.367%, due 04/25/37 (2)	5,883,044
35,235,132	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.447%, due 04/25/37 (2)	20,865,164
8,683,899	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.537%, due 04/25/37 (2)	5,226,259
7,927,900	Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C), 0.437%, due 05/25/37 (2)	4,543,963
3,936,401	Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B), 0.327%, due 06/25/37 (2)	2,753,040
48,164,319	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.357%, due 07/25/37 (2)	29,841,003
3,717,596	Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1), 2.73%, due 08/25/36 (2)(3)	3,456,299

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,502,210	Mid-State Trust (05-1-A), 5.745%, due 01/15/40	$4,872,509
1,229,946	Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2), 1.157%, due 09/25/34 (2)	1,186,611
5,687,000	Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3), 0.992%, due 07/25/35 (2)	5,525,341
13,682,447	Morgan Stanley ABS Capital I, Inc. Trust (05-HE5-M1), 0.827%, due 09/25/35 (2)	13,497,430
3,881,445	Morgan Stanley Home Equity Loan Trust (05-2-M3), 0.872%, due 05/25/35 (2)	3,871,733
5,089,961	Morgan Stanley Home Equity Loan Trust (06-2-A4), 0.477%, due 02/25/36 (2)	4,718,922
5,966,137	Morgan Stanley Mortgage Loan Trust (05-6AR-1A1), 0.477%, due 11/25/35 (2)	5,796,338
1,312,334	Morgan Stanley Mortgage Loan Trust (07-3XS-2A6), 5.763%, due 01/25/47	842,745
4,733,940	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.317%, due 04/25/37 (2)	2,353,464
145,385	Morgan Stanley REREMIC Trust (10-R2-2B), (144A), 0.434%, due 05/26/36 (1)(2)	145,237
16,805,877	Morgan Stanley REREMIC Trust (13-R2-1A), (144A), 2.071%, due 10/26/36 (1)(2)	16,730,815
4,041,671	Morgan Stanley REREMIC Trust (13-R3-12A), (144A), 2.806%, due 01/26/47 (1)(2)	4,039,503
14,925,740	Morgan Stanley Resecuritization Trust (14-R2-2A), (144A), 2.027%, due 12/26/46 (1)(2)	14,962,988
12,801,171	MortgageIT Trust (05-3-A1), 0.497%, due 08/25/35 (2)	11,938,460
6,428,502	MortgageIT Trust (05-4-A1), 0.477%, due 10/25/35 (2)	5,657,381
10,000,000	Nationstar Home Equity Loan Trust (07-B-2AV3), 0.447%, due 04/25/37 (2)	8,712,660
7,490,800	New Century Home Equity Loan Trust (05-1-A1SS), 0.717%, due 03/25/35 (2)	7,479,698
12,509,031	New Century Home Equity Loan Trust (05-2-M1), 0.627%, due 06/25/35 (2)	12,592,995
10,622,577	New Century Home Equity Loan Trust (05-3-M1), 0.677%, due 07/25/35 (2)	10,614,074
7,223,495	Nomura Resecuritization Trust (12-3R-1A1), (144A), 0.366%, due 01/26/37 (1)(2)	6,985,263
18,895,196	Nomura Resecuritization Trust (15-1R-2A1), (144A), 0.515%, due 10/26/36 (1)(2)	18,757,202
10,997,490	Nomura Resecuritization Trust (15-2R-1A1), (144A), 1.198%, due 08/26/46 (1)(2)	10,928,305
17,829,168	Nomura Resecuritization Trust (15-4R-2A1), (144A), 0.334%, due 10/26/36 (1)(2)	17,228,441
12,532,245	Nomura Resecuritization Trust (15-4R-3A1), (144A), 2.375%, due 01/26/36 (1)(2)	12,882,401
19,969,396	Nomura Resecuritization Trust (15-5R-2A1), (144A), 2.554%, due 03/26/35 (1)(2)	20,365,157
8,770,546	Nomura Resecuritization Trust (15-7R-2A1), (144A), 2.384%, due 08/26/36 (1)	8,892,328
4,550,324	Oakwood Mortgage Investors, Inc. (02-A-A4), 6.97%, due 03/15/32 (2)	4,929,757
6,419,173	Oakwood Mortgage Investors, Inc. (99-E-A1), 7.608%, due 03/15/30 (2)	6,210,186
17,029,339	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (2)	17,231,478
2,218,679	Origen Manufactured Housing Contract Trust (04-A-M2), 6.64%, due 01/15/35 (2)	2,412,525
1,746,943	Origen Manufactured Housing Contract Trust (04-B-B1), 7.5%, due 11/15/35 (2)	1,955,625
1,070,113	Origen Manufactured Housing Contract Trust (04-B-M2), 6.51%, due 11/15/35 (2)	1,167,414
1,010,107	Origen Manufactured Housing Contract Trust (05-A-B), 6.55%, due 06/15/36 (2)	1,090,015
824,577	Origen Manufactured Housing Contract Trust (05-A-M2), 5.86%, due 06/15/36 (2)	891,042
19,300,000	Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D), 0.467%, due 03/25/37 (2)	14,514,142
22,154,653	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.357%, due 09/25/37 (2)	13,327,419
6,801,942	Park Place Securities, Inc. (05-WCH1-M2), 0.977%, due 01/25/36 (2)	6,775,028
20,506,892	Park Place Securities, Inc. (05-WCW1-M1), 0.647%, due 09/25/35 (2)	20,414,829
5,767,448	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (3)	5,448,952
6,600,520	RAAC Series Trust (05-SP1-4A1), 7%, due 09/25/34	7,171,465
3,613,315	RAAC Series Trust (07-SP1-A3), 0.677%, due 03/25/37 (2)	3,502,412
1,411,380	RALI Trust (05-QA13-2A1), 3.582%, due 12/25/35 (2)(3)	1,226,264
6,178,429	RALI Trust (05-QA7-A21), 3.028%, due 07/25/35 (2)(3)	5,573,613

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$12,415,639	RALI Trust (06-QA3-A1), 0.397%, due 04/25/36 (2)(3)	$11,132,788
491,676	RBSSP Resecuritization Trust (10-12-4A1), (144A), 4%, due 05/21/36 (1)(2)	493,505
14,199,717	Residential Accredit Loans, Inc. (05-QA8-CB21), 3.299%, due 07/25/35 (2)(3)	11,517,749
2,056,767	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35 (3)	1,813,087
32,921	Residential Accredit Loans, Inc. (06-QA1-A21), 3.786%, due 01/25/36 (2)(3)	26,065
27,894,908	Residential Accredit Loans, Inc. (06-QA10-A2), 0.377%, due 12/25/36 (2)(3)	21,812,758
40,534	Residential Accredit Loans, Inc. (06-QA2-1A1), 0.447%, due 02/25/36 (2)(3)	28,641
9,427,681	Residential Accredit Loans, Inc. (06-QO1-3A1), 0.467%, due 02/25/46 (2)(3)	5,473,938
75,363,315	Residential Accredit Loans, Inc. (06-QS10-AV), 0.558%, due 08/25/36 (I/O) (2)	1,785,018
73,749,854	Residential Accredit Loans, Inc. (06-QS11-AV), 0.34%, due 08/25/36 (I/O) (2)	1,061,887
6,104,595	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (3)	5,306,649
101,500,464	Residential Accredit Loans, Inc. (06-QS6-1AV), 0.757%, due 06/25/36 (I/O) (2)	3,214,926
22,286,884	Residential Accredit Loans, Inc. (06-QS7-AV), 0.649%, due 06/25/36 (I/O) (2)	647,350
144,770	Residential Accredit Loans, Inc. (06-RS3-A3), 0.397%, due 05/25/36 (2)(3)	144,554
5,012,311	Residential Accredit Loans, Inc. (07-QS1-2AV), 0.166%, due 01/25/37 (I/O) (2)	36,649
37,788,250	Residential Accredit Loans, Inc. (07-QS2-AV), 0.326%, due 01/25/37 (I/O) (2)	525,346
145,866,078	Residential Accredit Loans, Inc. (07-QS3-AV), 0.337%, due 02/25/37 (I/O) (2)	2,287,661
16,731,201	Residential Accredit Loans, Inc. (07-QS4-3AV), 0.379%, due 03/25/37 (I/O) (2)	231,699
23,820,900	Residential Accredit Loans, Inc. (07-QS5-AV), 0.249%, due 03/25/37 (I/O) (2)	296,623
5,486,031	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (3)	4,307,076
34,746,181	Residential Accredit Loans, Inc. (07-QS8-AV), 0.393%, due 06/25/37 (I/O) (2)	568,343
55,381	Residential Funding Mortgage Securities I (05-SA5-2A), 3.095%, due 11/25/35 (2)(3)	48,240
3,554,445	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (3)	3,225,512
1,271,239	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC) (3)	1,136,510
13,400,358	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37 (3)	12,295,486
46,005	Residential Funding Mortgage Securities I (07-SA2-2A2), 3.116%, due 04/25/37 (2)(3)	40,412
15,179,127	Saxon Asset Securities Trust (06-2-A2), 0.327%, due 09/25/36 (2)	14,694,381
19,435,203	Saxon Asset Securities Trust (06-3-A3), 0.367%, due 10/25/46 (2)	16,018,638
24,964,238	Saxon Asset Securities Trust (07-2-A2D), 0.497%, due 05/25/47 (2)	17,678,370
3,886,694	Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C), 0.537%, due 02/25/37 (2)	2,442,256
50,150,579	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.427%, due 02/25/37 (2)	26,739,551
23,540,413	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.337%, due 01/25/37 (2)	16,356,794
1,456,499	Sequoia Mortgage Trust (03-8-A1), 0.834%, due 01/20/34 (2)	1,321,630
4,420,410	SG Mortgage Securities Trust (05-OPT1-A3), 0.547%, due 10/25/35 (2)	4,345,733
27,739,123	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.437%, due 12/25/36 (1)(2)	16,485,641
1,346,496	Soundview Home Equity Loan Trust (05-OPT3-A4), 0.497%, due 11/25/35 (2)	1,345,519
16,198,529	Soundview Home Equity Loan Trust (06-2-A4), 0.467%, due 03/25/36 (2)	16,044,763
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.427%, due 06/25/36 (2)	7,372,432
2,453,472	Soundview Home Equity Loan Trust (06-WF2-A2C), 0.337%, due 12/25/36 (2)	2,431,473
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.447%, due 08/25/37 (2)	2,943,078

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$207,708	Specialty Underwriting & Residential Finance (05-BC3-M1), 0.647%, due 06/25/36 (2)	$207,920
1,706,923	Specialty Underwriting & Residential Finance (05-BC4-A2C), 0.547%, due 09/25/36 (2)	1,682,439
25,242	Specialty Underwriting & Residential Finance (06-AB3-A2B), 0.347%, due 09/25/37 (2)	14,840
4,378,932	Structured Adjustable Rate Mortgage Loan Trust (04-12-2A), 2.364%, due 09/25/34 (2)	4,355,182
7,382,166	Structured Adjustable Rate Mortgage Loan Trust (04-14-2A), 2.521%, due 10/25/34 (2)	7,586,821
10,863,486	Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A), 1.147%, due 08/25/35 (2)	10,581,959
169,085	Structured Adjustable Rate Mortgage Loan Trust (05-23-1A3), 2.813%, due 01/25/36 (2)(3)	168,847
848,141	Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1), 5.065%, due 03/25/36 (2)(3)	707,312
3,362,282	Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1), 4.545%, due 05/25/36 (2)(3)	2,891,848
8,402,962	Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1), 2.687%, due 06/25/36 (2)(3)	7,096,326
5,845,955	Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1), 2.661%, due 02/25/37 (2)(3)	5,066,150
1,100,642	Structured Asset Investment Loan Trust (05-3-M1), 0.767%, due 04/25/35 (2)	1,102,449
250,574	Structured Asset Mortgage Investments, Inc. (06-AR3-24A1), 2.368%, due 05/25/36 (2)	157,076
929,540	Structured Asset Securities Corp. (05-2XS-1A5B), 4.65%, due 02/25/35	935,643
19,788,197	Structured Asset Securities Corp. (06-EQ1A-A4), (144A), 0.344%, due 07/25/36 (1)(2)	19,365,242
14,345,000	Structured Asset Securities Corp. (06-WF2-A4), 0.507%, due 07/25/36 (2)	13,638,394
429,294	Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1), 2.751%, due 04/25/37 (2)(3)	357,789
21,269	Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1), 2.737%, due 06/25/37 (2)	19,452
1,610,049	Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1), 2.784%, due 01/25/37 (2)	1,600,861
12,518,543	Wachovia Mortgage Loan Trust LLC (06-AMN1-A3), 0.437%, due 08/25/36 (2)	8,190,972
12,791,557	WaMu Mortgage Pass-Through Certificates (04-AR14-A1), 2.389%, due 01/25/35 (2)	12,893,772
13,741,442	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1), 0.487%, due 10/25/45 (2)	12,848,415
1,107,383	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2), 1.672%, due 10/25/45 (2)	1,083,137

2,848,823	WaMu Mortgage Pass-Through Certificates (05-AR14-2A1), 2.508%, due 12/25/35 (2)	2,630,845
4,407,564	WaMu Mortgage Pass-Through Certificates (05-AR18-1A1), 2.352%, due 01/25/36 (2)	4,186,669

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$408,484	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.507%, due 01/25/45 (2)	$376,706
10,944,916	WaMu Mortgage Pass-Through Certificates (05-AR9-A1A), 0.517%, due 07/25/45 (2)	10,366,998
29,579,486	WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A), 1.292%, due 01/25/46 (2)	28,117,875
7,396,539	WaMu Mortgage Pass-Through Certificates (06-AR11-1A), 1.182%, due 09/25/46 (2)	6,204,471
8,130,671	WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A), 1.008%, due 12/25/46 (2)	7,518,228
149,978	Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1), 2.364%, due 11/25/30 (2)	150,107
2,205,783	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36 (3)	2,021,542
3,763,936	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.797%, due 07/25/36 (2)(3)	2,374,567
6,519,141	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A), 0.367%, due 12/25/36 (2)	5,144,833
2,610,223	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A), 1.893%, due 04/25/47 (2)(3)	2,009,056
7,786,513	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3), 0.507%, due 06/25/37 (2)(3)	6,356,758
11,691,000	Washington Mutual Asset-Backed Certificates (06-HE1-2A4), 0.477%, due 04/25/36 (2)	10,462,943
15,437,866	Wells Fargo Home Equity Asset-Backed Securities (06-3-A2), 0.347%, due 01/25/37 (2)	14,716,608
5,521,000	Wells Fargo Home Equity Asset-Backed Securities (07-1-A3), 0.517%, due 03/25/37 (2)	4,003,465
10,117,447	Wells Fargo Mortgage Loan Trust (11-RR3-A1), (144A), 2.711%, due 03/27/37 (1)(2)	9,992,617
8,003,118	Wells Fargo Mortgage Loan Trust (12-RR2-1A1), (144A), 0.4%, due 09/27/47 (1)(2)	7,757,371
5,882,177	Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6), 2.621%, due 01/25/35 (2)	5,870,852
10,847,744	Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6), 2.75%, due 08/25/36 (2)(3)	10,018,621
7,415,109	Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1), 2.692%, due 03/25/36 (2)	7,400,047
4,196,026	Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4), 2.733%, due 05/25/36 (2)(3)	3,857,243
8,284,017	Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32), 6%, due 07/25/37 (3)	8,286,156
741,948	Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1), 2.726%, due 08/25/37 (2)(3)	664,146
3,788,419	Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1), 5.75%, due 02/25/38	4,007,412

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,073,220,089)	2,399,652,636

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value

	U.S. Government Agency Obligation (Cost: $44,320,080) (0.5%)
$44,400,000	Federal Home Loan Bank, 1.25%, due 06/28/30	$44,335,687

	U.S. Treasury Securities (24.0%)
437,975,000	U.S. Treasury Bond, 2.875%, due 08/15/45	432,851,131
377,955,000	U.S. Treasury Note, 0.25%, due 11/30/15	377,956,448
179,750,000	U.S. Treasury Note, 0.625%, due 08/31/17	179,462,112
228,000,000	U.S. Treasury Note, 0.625%, due 09/30/17	227,521,200
189,525,000	U.S. Treasury Note, 1.25%, due 10/31/20	188,155,786
623,310,000	U.S. Treasury Note, 2%, due 08/15/25	615,167,533
80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20	85,013,881

	Total U.S. Treasury Securities (Cost: $2,105,096,986)	2,106,128,091

	Total Fixed Income Securities (Cost: $9,130,557,133) (108.7%)	9,522,308,288

Number of Shares	Money Market Investments
316,549,000	Morgan Stanley Liquidity Fund — Government Portfolio, 0.04% (7)	316,549,000
4,030,118	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (7)	4,030,118

	Total Money Market Investments (Cost: $320,579,118) (3.6%)	320,579,118

Principal Amount	Short-Term Investments
	Commercial Paper (0.6%)

	Banks (Cost: $49,969,778) (0.6%)
$50,000,000	Macquarie Bank, Ltd. (Australia), (144A), 0.345%, due 01/04/16 (1)(8)	49,979,100

	Discount Notes (Cost: $190,379,929) (2.2%)
190,455,000	Federal Home Loan Bank Discount Note, 0.215%, due 01/06/16 (8)	190,427,575

	Total Short-Term Investments (Cost: $240,349,707) (2.8%)	240,406,675

	Total Investments (Cost: $9,691,485,958) (115.1%)	10,083,294,081

	Liabilities in Excess of Other Assets (-15.1%)	(1,323,149,324)

	Net Assets (100.0%)	$8,760,144,757

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
ARM -	Adjustable-Rate Mortgage.
CLO -	Collateralized Loan Obligation.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $739,092,110 or 8.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(3)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(4)	As of October 31, 2015, security is not accruing interest.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(8)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Asset-Backed Securities	5.6%
Commercial Mortgage-Backed Securities — Agency	4.6
Commercial Mortgage-Backed Securities — Non-Agency	0.7
Residential Mortgage-Backed Securities — Agency	45.9
Residential Mortgage-Backed Securities — Non-Agency	27.4
U.S. Government Agency Obligations	0.5
U.S. Treasury Securities	24.0
Money Market Investments	3.6
Short-Term Investments	2.8

Total	115.1%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,904,415	$2,327		$16,134
Cash	3	—		—
Receivable for Securities Sold	7,928	—		20
Receivable for When-Issued Securities	68,464	—		392
Receivable for Fund Shares Sold	1,318	—		19
Interest Receivable	5,699	7		103
Receivable from Investment Advisor	2	20		6
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	—		4
Cash Collateral Held for Brokers	—	397		10
Prepaid Expenses	48	7		5

Total Assets	1,987,877	2,758		16,693

LIABILITIES
Distributions Payable	2,276	—		34
Payable for Securities Purchased	105,127	20		269
Payable for When-Issued Securities	226,682	—		1,091
Payable for Fund Shares Redeemed	1,052	—		—
Accrued Directors’ Fees and Expenses	9	9		9
Accrued Compliance Expense	1	—	(3)	—
Accrued Management Fees	563	—	(3)	7
Accrued Distribution Fees	117	—	(3)	2
Open Swap Agreements, at Value	—	70		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—		35
Other Accrued Expenses	317	63		10

Total Liabilities	336,144	162		1,457

NET ASSETS	$1,651,733	$2,596		$15,236

NET ASSETS CONSIST OF:
Paid-in Capital	$1,631,137	$4,209		$15,320
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	14,465	(1,564)		219
Unrealized Appreciation (Depreciation) of Investments, Swap Agreements and Foreign Currency	5,496	(15)		(345)
Undistributed (Overdistributed) Net Investment Income	635	(34)		42

NET ASSETS	$1,651,733	$2,596		$15,236

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,109,630	$1,443		$7,878

N Class Share	$542,103	$1,153		$7,358

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	99,580,649	272,291		799,523

N Class Share	48,737,765	217,157		746,851

NET ASSET VALUE PER SHARE: (5)
I Class Share	$11.14	$5.30		$9.85

N Class Share	$11.12	$5.31		$9.85

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2015 was $1,898,919, $2,272 and $16,447, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares with a par value of $0.001 per share, for the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$36,652	$9,600	$10,083,294
Receivable for Securities Sold	973	6	—
Receivable for When-Issued Securities	386	—	565,495
Receivable for Fund Shares Sold	548	1	20,039
Interest Receivable	329	20	21,658
Receivable from Investment Advisor	11	14	770
Open Swap Agreements, at Value	26	—	—
Prepaid Expenses	10	10	269

Total Assets	38,935	9,651	10,691,525

LIABILITIES
Distributions Payable	123	3	16,135
Payable for Securities Purchased	691	—	188,843
Payable for When-Issued Securities	1,357	—	1,711,911
Payable for Fund Shares Redeemed	8	—	8,708
Accrued Directors’ Fees and Expenses	9	9	9
Accrued Compliance Expense	— (2)	— (2)	10
Accrued Management Fees	10	3	3,722
Accrued Distribution Fees	2	—	506
Interest Payable on Swap Agreements	1	—	—
Other Accrued Expenses	33	22	1,536

Total Liabilities	2,234	37	1,931,380

NET ASSETS	$36,701	$9,614	$8,760,145

NET ASSETS CONSIST OF:
Paid-in Capital	$38,069	$17,192	$8,260,614
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts and Swap Agreements	(1,220)	(7,599)	61,022
Unrealized Appreciation (Depreciation) of Investments and Swap Agreements	(180)	28	391,808
Undistributed (Overdistributed) Net Investment Income	32	(7)	46,701

NET ASSETS	$36,701	$9,614	$8,760,145

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$20,791	$9,614	$6,360,295

N Class Share	$15,910		$2,399,850

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	3,366,522	1,106,575	618,810,711

N Class Share	2,554,939		226,339,520

NET ASSET VALUE PER SHARE: (4)
I Class Share	$6.18	$8.69	$10.28

N Class Share	$6.23		$10.60

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2015 was $36,842, $9,572 and $9,691,486, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$32,822	$47	$460

Total	32,822	47	460

Expenses:
Management Fees	6,378	17	84
Accounting Services Fees	152	26	4
Administration Fees	92	38	2
Transfer Agent Fees:
I Class	564	3	— (2)
N Class	599	3	1
Custodian Fees	81	29	22
Professional Fees	99	53	38
Directors’ Fees and Expenses	26	26	26
Registration Fees:
I Class	37	17	15
N Class	25	16	15
Distribution Fees:
N Class	1,465	3	19
Compliance Expense	12	— (2)	— (2)
Shareholder Reporting Expense	7	1	1
Other	122	7	2

Total	9,659	239	229

Less Expenses Borne by Investment Advisor:
I Class	59	118	23
N Class	13	100	42

Net Expenses	9,587	21	164

Net Investment Income	23,235	26	296

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	16,915	(1)	197
Foreign Currency	—	—	(153)
Futures Contracts	19	—	—
Swap Agreements	—	(810)	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(23,857)	(23)	(812)
Foreign Currency	—	—	18
Swap Agreements	—	(79)	—

Net Realized and Unrealized Loss on Investments, Futures Contracts, Swap Agreements and Foreign Currency	(6,923)	(913)	(750)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,312	$(887)	$(454)

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$1,355	$141	$258,053

Total	1,355	141	258,053

Expenses:
Management Fees	131	51	43,674
Accounting Services Fees	27	2	825
Administration Fees	2	1	498
Transfer Agent Fees:
I Class	9	10	4,125
N Class	9	—	2,026
Custodian Fees	27	27	194
Professional Fees	35	85	335
Directors’ Fees and Expenses	26	26	26
Registration Fees:
I Class	19	22	118
N Class	17	—	133
Distribution Fees:
N Class	24	—	5,838
Compliance Expense	— (1)	— (1)	108
Shareholder Reporting Expense	4	1	21
Other	3	4	867

Total	333	229	58,788

Less Expenses Borne by Investment Advisor:
I Class	94	165	6,971
N Class	55	—	2,011

Net Expenses	184	64	49,806

Net Investment Income	1,171	77	208,247

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(489)	(15)	66,093
Futures Contracts	—	—	9,873
Swap Agreements	(6)	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(201)	(20)	(107,859)
Futures Contracts	—	—	1,915
Swap Agreements	27	—	—

Net Realized and Unrealized Loss on Investments, Futures Contracts and Swap Agreements	(669)	(35)	(29,978)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$502	$42	$178,269

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$23,235	$20,838	$26	$49
Net Realized Gain (Loss) on Investments, Futures Contracts and Swap Agreements	16,934	9,559	(811)	(265)
Change in Unrealized Appreciation (Depreciation) on Investments and Swap Agreements	(23,857)	15,013	(102)	78

Increase (Decrease) in Net Assets Resulting from Operations	16,312	45,410	(887)	(138)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(17,232)	(9,930)	(15)	(30)
N Class	(8,343)	(9,957)	(12)	(23)
Distributions from Net Realized Gain:
I Class	(2,547)	—	—	(8)
N Class	(1,706)	—	—	(7)

Total Distributions to Shareholders	(29,828)	(19,887)	(27)	(68)

NET CAPITAL SHARE TRANSACTIONS
I Class	472,774	44,731	18	36
N Class	(62,026)	(103,887)	12	28

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	410,748	(59,156)	30	64

Increase (Decrease) in Net Assets	397,232	(33,633)	(884)	(142)
NET ASSETS
Beginning of Year	1,254,501	1,288,134	3,480	3,622

End of Year	$1,651,733	$1,254,501	$2,596	$3,480

Undistributed (Overdistributed) Net Investment Income	$635	$(211)	$(34)	$(35)

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$296	$344	$1,171	$1,538
Net Realized Gain (Loss) on Investments, Swap Agreements and Foreign Currency Transactions	44	(101)	(495)	448
Change in Unrealized Depreciation on Investments, Swap Agreements and Foreign Currency Transactions	(794)	(305)	(174)	(208)

Increase (Decrease) in Net Assets Resulting from Operations	(454)	(62)	502	1,778

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(74)	(102)	(867)	(1,077)
N Class	(69)	(96)	(422)	(531)
Distributions from Net Realized Gain:
I Class	(13)	(62)	—	—
N Class	(12)	(58)	—	—

Total Distributions to Shareholders	(168)	(318)	(1,289)	(1,608)

NET CAPITAL SHARE TRANSACTIONS
I Class	62	(2,844)	662	(5,576)
N Class	93	(3,989)	3,622	(2,112)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	155	(6,833)	4,284	(7,688)

Increase (Decrease) in Net Assets	(467)	(7,213)	3,497	(7,518)
NET ASSETS
Beginning of Year	15,703	22,916	33,204	40,722

End of Year	$15,236	$15,703	$36,701	$33,204

Undistributed (Overdistributed) Net Investment Income	$42	$71	$32	$36

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$77	$137	$208,247	$198,899
Net Realized Gain (Loss) on Investments and Futures Contracts	(15)	28	75,966	88,840
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(20)	(36)	(105,944)	49,704

Increase in Net Assets Resulting from Operations	42	129	178,269	337,443

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(139)	(232)	(135,970)	(140,589)
N Class	—	—	(42,556)	(56,526)
Distributions from Net Realized Gain:
I Class	—	—	(25,108)	—
N Class	—	—	(8,273)	—

Total Distributions to Shareholders	(139)	(232)	(211,907)	(197,115)

NET CAPITAL SHARE TRANSACTIONS
I Class	(11,369)	5,981	254,924	946,073
N Class	—	—	232,273	(357,669)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(11,369)	5,981	487,197	588,404

Increase (Decrease) in Net Assets	(11,466)	5,878	453,559	728,732
NET ASSETS
Beginning of Year	21,080	15,202	8,306,586	7,577,854

End of Year	$9,614	$21,080	$8,760,145	$8,306,586

Undistributed (Overdistributed) Net Investment Income	$(7)	$(1)	$46,701	$(1,528)

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements

October 31, 2015

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 23 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 6 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.

TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.
Non-Diversified Fixed Income Funds

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers in at least three countries, and will invest at least 30% of its net assets in securities of issuers located outside the United States.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Consolidation:    The financial statements of the TCW Enhanced Commodity Strategy Fund (“Parent”) are consolidated with the TCW Cayman Enhanced Commodity Fund, Ltd (“Subsidiary”), organized under the laws of the Cayman Islands. The Parent gains exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which has the same objective, investment policies and restrictions as the Parent. The accompanying consolidated financial statements include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2015, were $489,452 or 18.86% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value per share (“NAV”) of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities including short-term securities for which over-the-counter (“OTC”) market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of Company’s Board of Directors.

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Funds:

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$316,609,004	$—	$316,609,004
Municipal Bonds	—	11,072,377	—	11,072,377
Foreign Government Bonds	—	208,933	—	208,933
Asset-Backed Securities	—	147,907,527	—	147,907,527
Commercial Mortgage-Backed Securities — Agency	—	65,996,955	—	65,996,955
Commercial Mortgage-Backed Securities — Non-Agency	—	56,000,558	—	56,000,558
Residential Mortgage-Backed Securities — Agency	—	395,192,289	—	395,192,289
Residential Mortgage-Backed Securities — Non-Agency	—	138,575,630	—	138,575,630
U.S. Government Agency Obligations	—	20,235,316	—	20,235,316
U.S. Treasury Securities	319,436,694	185,889,920	—	505,326,614

Total Fixed Income Securities	319,436,694	1,337,688,509	—	1,657,125,203

Money Market Investments	223,109,687	—	—	223,109,687
Short-Term Investments	—	24,179,782	—	24,179,782

Total Investments	$542,546,381	$1,361,868,291	$—	$1,904,414,672

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$30,591	$—	$30,591
Commercial Mortgage-Backed Securities — Agency	—	19,706	—	19,706
Commercial Mortgage-Backed Securities — Non-Agency	—	19,160	—	19,160
Residential Mortgage-Backed Securities — Agency	—	64,502	—	64,502
Residential Mortgage-Backed Securities — Non-Agency	—	420,705	—	420,705
Corporate Bonds*	—	567,926	—	567,926
U.S. Government Agency Obligations	—	114,989	—	114,989

Total Fixed Income Securities	—	1,237,579	—	1,237,579

Money Market Investments	149,209	—	—	149,209
Short-Term Investments	709,878	229,980	—	939,858

Total Investments	$859,087	$1,467,559	$—	$2,326,646

Liability Derivatives
Swap Agreements
Commodity Risk	$—	$(69,738)	$—	$(69,738)

Total	$—	$(69,738)	$—	$(69,738)

*	See Schedule of Investments for corresponding industries.

TCW Global Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$2,917,464	$—	$2,917,464
Foreign Government Bonds	—	5,296,617	—	5,296,617
Asset-Backed Securities	—	802,546	—	802,546
Commercial Mortgage-Backed Securities — Agency	—	410,602	—	410,602
Commercial Mortgage-Backed Securities — Non-Agency	—	218,987	11,755	230,742
Residential Mortgage-Backed Securities — Agency	—	1,961,588	—	1,961,588
Residential Mortgage-Backed Securities — Non-Agency	—	603,869	186,768	790,637
U.S. Government Agency Obligations	—	240,096	—	240,096
U.S. Treasury Securities	1,422,035	243,230	—	1,665,265

Total Fixed Income Securities	1,422,035	12,694,999	198,523	14,315,557

Money Market Investments	1,208,941	—	—	1,208,941
Short-Term Investments	609,884	—	—	609,884

Total Investments	3,240,860	12,694,999	198,523	16,134,382

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	3,918	—	3,918

Total	$3,240,860	$12,698,917	$198,523	$16,138,300

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(35,407)	$—	$(35,407)

Total	$—	$(35,407)	$—	$(35,407)

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2015

TCW High Yield Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$1,517,924	$126,702	$1,644,626
Corporate Bonds*	—	23,335,574	59,438	23,395,012
Residential Mortgage-Backed Securities — Non-Agency	—	59,817	—	59,817

Total Fixed Income Securities	—	24,913,315	186,140	25,099,455

Exchange-Traded Funds	1,497,475	—	—	1,497,475
Money Market Investments	682,808	—	—	682,808
Short-Term Investments	9,372,150	—	—	9,372,150

Total Investments	11,552,433	24,913,315	186,140	36,651,888

Asset Derivatives
Swap Agreements
Credit Risk	—	26,387	—	26,387

Total	$11,552,433	$24,939,702	$186,140	$36,678,275

*	See Schedule of Investments for corresponding industries.

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$336,627	$—	$336,627
Commercial Mortgage-Backed Securities — Non-Agency	—	336,157	—	336,157
Residential Mortgage-Backed Securities — Agency	—	2,754,277	—	2,754,277
Residential Mortgage-Backed Securities — Non-Agency	—	259,498	—	259,498
Corporate Bonds*	—	2,417,814	—	2,417,814
U.S. Government Agency Obligations	—	409,927	—	409,927

Total Fixed Income Securities	—	6,514,300	—	6,514,300

Money Market Investments	696,073	—	—	696,073
Short-Term Investments	1,204,690	1,184,757	—	2,389,447

Total Investments	$1,900,763	$7,699,057	$—	$9,599,820

*	See Schedule of Investments for corresponding industries.

Note 2 — Significant Accounting Policies (Continued)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset-Backed Securities	$—	$491,509,328	$—	$491,509,328
Commercial Mortgage-Backed Securities — Agency	—	402,835,369	—	402,835,369
Commercial Mortgage-Backed Securities — Non-Agency	—	59,393,456	—	59,393,456
Residential Mortgage-Backed Securities — Agency	—	4,018,453,721	—	4,018,453,721
Residential Mortgage-Backed Securities — Non-Agency	—	2,388,977,675	10,674,961	2,399,652,636
U.S. Government Agency Obligation	—	44,335,687	—	44,335,687
U.S. Treasury Securities	1,917,972,305	188,155,786	—	2,106,128,091

Total Fixed Income Securities	1,917,972,305	7,593,661,022	10,674,961	9,522,308,288

Money Market Investments	320,579,118	—	—	320,579,118
Short-Term Investments*	—	240,406,675	—	240,406,675

Total Investments	$2,238,551,423	$7,834,067,697	$10,674,961	$10,083,294,081

*	See Schedule of Investments for corresponding industries.

The TCW Core Fixed Income Fund had transfers of $36,415,032 from level 1 to level 2 of the fair value hierarchy during the year ended October 31, 2015. These securities transferred to level 2 since the prices are based on similar securities in the market. The other Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2015.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2014	$—	$—	$12,420,671
Accrued Discounts (Premiums)	7,276	—	(1,574,215)
Realized Gain (Loss)	—	2,152	—
Change in Unrealized Appreciation	(65,273)	(40,430)	(194,988)
Purchases	21,491	493,758	—
Sales	—	(341,528)	(1,594)
Transfers in to Level 3 (1)	235,029	72,188	25,087
Transfers out of Level 3 (1)	—	—	—

Balance as of October 31, 2015	$198,523	$186,140	$10,674,961

Change in Unrealized Appreciation from Investments Still Held at October 31, 2015	$(65,273)	$(40,430)	$(194,988)

(1)	The Funds recognize transfers in and out at the beginning of the period.

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2015 are as follows:

Description	Fair Value at 10/31/15	Valuation Techniques*	Unobservable Input	Range
TCW Global Bond Fund
Commercial Mortgage-Backed Securities — Non-Agency	$11,755	Third-party Vendor	Vendor Prices	$0.16–$0.44
Residential Mortgage-Backed Securities — Non-Agency	$186,768	Third-party Vendor	Vendor Prices	$14.92
TCW High Yield Bond Fund
Bank Loans	$126,702	Third-party Vendor	Vendor Prices	$81.25
Corporate Bonds	$59,438	Third-party Vendor	Vendor Prices	$79.25
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	$19,459	Third-party Vendor	Vendor Prices	$24.07
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$10,655,502	Third-party Vendor	Vendor Prices	$0.73–$3.17

*	The valuation technique employed on the Level 3 securities involves the use of vendor prices. The Advisor monitors the effectiveness of vendor pricing using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Company’s Pricing Committee in accordance with the guidelines established by the Board of Directors, and under the general oversight of the Board of Directors. The Company’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Funds’ President, General Counsel, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2015, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or hares/Units):

	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Core Fixed Income Fund
Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$19	$19

Total Realized Gain	$—	$—	$19	$19

Number of Contracts (2)
Futures Contracts	—	—	100	100
TCW Enhanced Commodity Strategy Fund
Statements of Asset and Liabilities:
Liabilities Derivatives
Open Swap Agreements, at Value	$(70)	$—	$—	$(70)

Total Value	$(70)	$—	$—	$(70)

Statement of Operations:
Realized Loss on
Swap Agreements	$(810)	$—	$—	$(810)

Total Realized Loss	$(810)	$—	$—	$(810)

Change in Unrealized Appreciation on:
Swap Agreements	$(79)	$—	$—	$(79)

Total Change in Unrealized Depreciation	$(79)	$—	$—	$(79)

Notional Amounts (2)
Swap Agreements	$2,970,762	$—	$—	$2,970,762
TCW Global Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$4	$—	$4

Total Value	$—	$4	$—	$4

Liability Derivatives
Forward Currency Contracts	$—	$(35)	$—	$(35)

Total Value	$—	$(35)	$—	$(35)

Statement of Operations:
Realized Loss on
Forward Currency Contracts	$—	$(149)	$—	$(149)

Total Realized Loss	$—	$(149)	$—	$(149)

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Global Bond Fund (Continued)
Statement of Operations:
Change in Unrealized Appreciation on:
Forward Currency Contracts	$—	$16	$—	$16

Total Change in Unrealized Appreciation	$—	$16	$—	$16

Notional Amounts (2)
Forward Currency Contracts	$—	$2,136,049	$—	$2,136,049

TCW High Yield Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Open Swap Agreements, at Value	$26	$—	$—	$26

Total Value	$26	$—	$—	$26

Statement of Operations:
Realized Loss on
Investments (1)	—	—	(10)	(10)
Swap Agreements	$(6)	$—	$—	$(6)

Total Realized Loss	$(6)	$—	$(10)	$(16)

Change in Unrealized Appreciation on:
Swap Agreements	$27	$—	$—	$27

Total Change in Unrealized Appreciation	$27	$—	$—	$27

Notional Amounts or Shares/Units (2)
Purchased Options	—	—	1,000,000	1,000,000
Swap Agreements	$725,000	$—	$—	$725,000

TCW Total Return Bond Fund
Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$9,873	$9,873

Total Realized Gain	$—	$—	$9,873	$9,873

Statement of Operations:
Change in Unrealized Appreciation on:
Futures Contracts	$—	$—	$1,915	$1,915

Total Change in Unrealized Appreciation	$—	$—	$1,915	$1,915

Number of Contracts (2)
Futures Contracts	—	—	8,769	8,769

(1)	Represents realized loss for purchased swaptions.
(2)	Amount disclosed represents average number of contracts or notional amounts, which is representative of the volume traded for the year ended October 31, 2015.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

(including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master agreement or Master Repurchase Agreement and net of the related collateral received by the Funds as of October 31, 2015 (in thousands):

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Citigroup Global Markets, Inc. (Derivatives)	$—	$(28)	$(28)	$28	(2)	$—
Credit Suisse First Boston Corp. (Derivatives)	—	(42)	(42)	42	(2)	—

Total	$—	$(70)	$(70)	$70		$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Capital (Derivatives)	$4	$(35)	$(31)	$—	$(31)

Total	$4	$(35)	$(31)	$—	$(31)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse International (Derivatives)	$8	$—	$8	$—	$8
Goldman Sachs International (Derivatives)	18	—	18	—	18

Total	$26	$—	$26	$—	$26

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2015 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund and the TCW Total Return Bond Fund utilized futures during the fiscal year to help manage interest rate duration of the Funds. There are no futures contracts outstanding at October 31, 2015.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss from

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

counterparty default is the discounted net asset value of the cash flows paid to the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2015, the TCW High Yield Bond Fund utilized credit default swaps to manage credit market exposure; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Options:    The Funds may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

The Funds may purchase or write (sell) put and call swaptions. Swaption contracts give the purchaser the right (or option), but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2015, the TCW High Yield Bond Fund had purchased swaptions to manage credit market exposure and duration.

Mortgage-Backed Securities:    The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, with market. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage-backed securities market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2015.

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Funds upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2015.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2015.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2015.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

TCW Funds, Inc.

October 31, 2015

Note 3 — Risk Considerations (Continued)

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2015 and 2014, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2015		2014
TCW Enhanced Commodity Strategy Fund	$—	(1)	$—
TCW High Yield Bond Fund	586		—
TCW Short Term Bond Fund	99		36

(1)	Amount rounds to less than $1.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$18,009	$1,054	$19,063
TCW Enhanced Commodity Strategy Fund	4	—	4
TCW Global Bond Fund	67	146	213
TCW High Yield Bond Fund	167	—	167
TCW Total Return Bond	66,932	23,089	90,021

At the end of the previous fiscal year ended October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$9,424	$612	$10,036
TCW Enhanced Commodity Strategy Fund	—	2	2
TCW Global Bond Fund	—	25	25
TCW High Yield Bond Fund	131	—	131
TCW Short Term Bond Fund	29	—	29
TCW Total Return Bond	29,550	25,786	55,336

Permanent differences incurred during the year ended October 31, 2015 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Income Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$3,186	$(5,963)	$2,777
TCW Enhanced Commodity Strategy Fund	2	(2)	—
TCW Global Bond Fund	(182)	182	—
TCW High Yield Bond Fund	114	(114)	—
TCW Short Term Bond Fund	56	(53)	(3)
TCW Total Return Bond	18,508	(36,914)	18,406

During the year ended October 31, 2015, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$29,209	$619	$29,828
TCW Enhanced Commodity Strategy Fund	27	—	27
TCW Global Bond Fund	142	26	168
TCW High Yield Bond Fund	1,289	—	1,289
TCW Short Term Bond Fund	139	—	139
TCW Total Return Bond	186,037	25,870	211,907

TCW Funds, Inc.

October 31, 2015

Note 4 — Federal Income Taxes (Continued)

During the previous fiscal year ended October 31, 2014, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$19,887	$—	$19,887
TCW Enhanced Commodity Strategy Fund	47	21	68
TCW Global Bond Fund	1	317	318
TCW High Yield Bond Fund	1,608	—	1,608
TCW Short Term Bond Fund	232	—	232
TCW Total Return Bond	197,115	—	197,115

At October 31, 2015, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$19,900	$(16,087)	$3,813	$1,900,602
TCW Enhanced Commodity Strategy Fund	38	(4)	34	2,293
TCW Global Bond Fund	500	(766)	(266)	16,400
TCW High Yield Bond Fund	473	(570)	(97)	36,749
TCW Short Term Bond Fund	47	(64)	(17)	9,617
TCW Total Return Bond Fund	468,095	(42,450)	425,645	9,657,649

At October 31, 2015, the following Fund had net realized loss carryforwards for federal income tax purposes which were incurred prior to December 22, 2010 (amounts in thousands):

	Expiring In
	2016	2018	2019
TCW Short Term Bond Fund	$230	$7,023	$111

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses		Total
TCW Enhanced Commodity Strategy Fund	$—	$—	(1)	$—	(1)
TCW High Yield Bond Fund	1,089	225		1,314
TCW Short Term Bond Fund	89	104		193

(1)	Amount rounds to less than $1.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the six months ended October 31, 2015. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, a portion of the Advisor’s costs associated with operating the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets. Limitation is set to the lower of average expense ratio as reported by Lipper, Inc. (which is subject to change on a monthly basis) or the expense limitation agreement between the Advisor and Company.

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.79	% (2)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	1.08	% (2)
N Class	1.08	% (2)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.79	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

TCW Funds, Inc.

October 31, 2015

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2015, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$371,395	$217,463	$5,314,660	$5,060,138
TCW Enhanced Commodity Strategy Fund	31	389	115	36
TCW Global Bond Fund	4,469	3,481	18,644	17,932
TCW High Yield Bond Fund	51,200	52,551	—	—
TCW Short Term Bond Fund	225	6,890	750	3,974
TCW Total Return Bond Fund	558,623	879,297	25,219,152	24,340,020

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	60,112,141	$676,421	33,896,593	$376,655
Shares Issued upon Reinvestment of Dividends	1,612,372	18,111	792,969	8,785
Shares Redeemed	(19,758,909)	(221,758)	(30,829,103)	(340,709)

Net Increase	41,965,604	$472,774	3,860,459	$44,731

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	9,500,132	$106,708	12,036,222	$132,668
Shares Issued upon Reinvestment of Dividends	724,638	8,131	736,566	8,146
Shares Redeemed	(15,762,483)	(176,865)	(22,160,767)	(244,701)

Net Decrease	(5,537,713)	$(62,026)	(9,387,979)	$(103,887)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	397	$2	—	$—
Shares Issued upon Reinvestment of Dividends	2,590	16	4,675	36
Shares Redeemed	—	—	—	—

Net Increase	2,987	$18	4,675	$36

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	692	$6
Shares Issued upon Reinvestment of Dividends	1,995	12	3,637	28
Shares Redeemed	—	—	(692)	(6)

Net Increase	1,995	$12	3,637	$28

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	793	$8	3,706	$38
Shares Issued upon Reinvestment of Dividends	6,806	69	14,821	152
Shares Redeemed	(1,496)	(15)	(294,020)	(3,034)

Net Increase (Decrease)	6,103	$62	(275,493)	$(2,844)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,420	$34	4,583	$47
Shares Issued upon Reinvestment of Dividends	6,333	64	15,014	154
Shares Redeemed	(485)	(5)	(406,026)	(4,190)

Net Increase (Decrease)	9,268	$93	(386,429)	$(3,989)

TCW High Yield Bond Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,065,713	$31,742	1,559,647	$10,022
Shares Issued upon Reinvestment of Dividends	102,211	641	132,419	846
Shares Redeemed	(5,051,287)	(31,721)	(2,568,395)	(16,444)

Net Increase (Decrease)	116,637	$662	(876,329)	$(5,576)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,744,408	$29,937	4,318,604	$27,894
Shares Issued upon Reinvestment of Dividends	56,020	355	77,544	499
Shares Redeemed	(4,205,055)	(26,670)	(4,730,653)	(30,505)

Net Increase (Decrease)	595,373	$3,622	(334,505)	$(2,112)

TCW Short Term Bond Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	443,509	$3,863	1,693,772	$14,868
Shares Issued upon Reinvestment of Dividends	14,688	128	23,590	207
Shares Redeemed	(1,760,685)	(15,360)	(1,036,350)	(9,094)

Net Increase (Decrease)	(1,302,488)	$(11,369)	681,012	$5,981

TCW Total Return Bond Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	225,857,764	$2,334,444	272,113,412	$2,778,014
Shares Issued upon Reinvestment of Dividends	10,694,643	110,417	9,879,731	100,459
Shares Redeemed	(211,973,390)	(2,189,937)	(189,753,095)	(1,932,400)

Net Increase	24,579,017	$254,924	92,240,048	$946,073

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	84,931,354	$905,877	85,626,790	$900,384
Shares Issued upon Reinvestment of Dividends	4,340,686	46,242	5,402,497	56,613
Shares Redeemed	(67,581,644)	(719,846)	(124,807,799)	(1,314,666)

Net Increase (Decrease)	21,690,396	$232,273	(33,778,512)	$(357,669)

TCW Funds, Inc.

October 31, 2015

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2015 other than those determined to be liquid under the Funds’ policies and procedures.

Note 10 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$11.22	$10.97	$11.34	$10.90	$11.01

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.18	0.21	0.21	0.24	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.24	(0.27)	0.57	0.17

Total from Investment Operations	0.14	0.45	(0.06)	0.81	0.53

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.20)	(0.20)	(0.28)	(0.42)
Distributions from Net Realized Gain	(0.03)	—	(0.11)	(0.09)	(0.22)

Total Distributions	(0.22)	(0.20)	(0.31)	(0.37)	(0.64)

Net Asset Value per Share, End of Year	$11.14	$11.22	$10.97	$11.34	$10.90

Total Return	1.25%	4.14%	(0.49)%	7.57%	5.06%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,109,630	$646,372	$589,911	$501,448	$264,366
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.50%	0.49%	0.48%	0.49%	0.55%
After Expense Reimbursement	0.49%	0.47%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.57%	1.92%	1.89%	2.20%	3.35%
Portfolio Turnover Rate	332.85%	249.94%	197.42%	213.82%	280.49%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015		2014	2013		2012	2011
Net Asset Value per Share, Beginning of Year	$11.20		$10.97	$11.34		$10.91	$11.03

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.14		0.18	0.17		0.21	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)		0.22	(0.25)		0.56	0.17

Total from Investment Operations	0.11		0.40	(0.08)		0.77	0.50

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.17)	(0.18)		(0.25)	(0.40)
Distributions from Net Realized Gain	(0.03)		—	(0.11)		(0.09)	(0.22)

Total Distributions	(0.19)		(0.17)	(0.29)		(0.34)	(0.62)

Net Asset Value per Share, End of Year	$11.12		$11.20	$10.97		$11.34	$10.91

Total Return	1.00%		3.68%	(0.74)%		7.21%	4.76%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$542,103		$608,129	$698,223		$530,935	$207,882
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.79%		0.80%	0.77%		0.79%	0.85%
After Expense Reimbursement	0.79	% (2)	N/A	0.77	% (2)	0.78%	0.78%
Ratio of Net Investment Income to Average Net Assets	1.25%		1.59%	1.56%		1.86%	3.00%
Portfolio Turnover Rate	332.85%		249.94%	197.42%		213.82%	280.49%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,				April 1, 2011 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$7.18	$7.61	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.05	0.10	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(1.87)	(0.39)	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(1.82)	(0.29)	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.11)	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	—	(0.03)	(0.05)	(0.02)	—

Total Distributions	(0.06)	(0.14)	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$5.30	$7.18	$7.61	$8.58	$8.73

Total Return	(25.47)%	(3.90)%	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,443	$1,934	$2,013	$2,218	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.82%	5.90%	5.67%	5.94%	5.54	% (3)
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.88%	1.30%	2.01%	1.95%	1.51	% (3)
Portfolio Turnover Rate	10.68%	4.13%	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,				April 1, 2011 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$7.18	$7.61	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.05	0.10	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(1.86)	(0.39)	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(1.81)	(0.29)	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.11)	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	—	(0.03)	(0.05)	(0.02)	—

Total Distributions	(0.06)	(0.14)	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$5.31	$7.18	$7.61	$8.58	$8.73

Total Return	(25.36)%	(3.92)%	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,153	$1,546	$1,609	$1,773	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.32%	6.45%	6.14%	6.30%	5.95	% (3)
After Expense Reimbursement	0.75%	0.73%	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.83%	1.27%	2.01%	1.94%	1.50	% (3)
Portfolio Turnover Rate	10.68%	4.13%	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,			December 1, 2011 (Commencement of Operations) through October 31, 2012
	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$10.26	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	(0.20)	(0.40)	0.99

Total from Investment Operations	(0.30)	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.02)	(0.08)	(0.31)	—

Total Distributions	(0.11)	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$9.85	$10.26	$10.45	$10.97

Total Return	(2.96)%	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,878	$8,138	$11,170	$11,253
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.37%	1.39%	1.38%	1.42	% (3)
After Expense Reimbursement	1.08%	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	1.92%	2.11%	3.31%	2.80	% (3)
Portfolio Turnover Rate	147.16%	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,			December 1, 2011 (Commencement of Operations) through October 31, 2012
	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$10.26	$10.45	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.22	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	(0.20)	(0.40)	0.99

Total from Investment Operations	(0.30)	0.02	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.13)	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.02)	(0.08)	(0.31)	—

Total Distributions	(0.11)	(0.21)	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$9.85	$10.26	$10.45	$10.97

Total Return	(2.96)%	0.21%	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,358	$7,565	$11,746	$11,602
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.64%	1.67%	1.62%	1.68	% (3)
After Expense Reimbursement	1.08%	1.12%	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	1.92%	2.12%	3.30%	2.79	% (3)
Portfolio Turnover Rate	147.16%	125.54%	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$6.35	$6.33	$6.30	$5.99	$6.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.29	0.33	0.33	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.04	0.06	0.37	(0.42)

Total from Investment Operations	0.11	0.33	0.39	0.70	0.02

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.31)	(0.36)	(0.37)	(0.48)
Distributions from Net Realized Gain	—	—	—	(0.02)	—

Total Distributions	(0.28)	(0.31)	(0.36)	(0.39)	(0.48)

Net Asset Value per Share, End of Year	$6.18	$6.35	$6.33	$6.30	$5.99

Total Return	1.74%	5.25%	6.44%	12.03%	0.24%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$20,791	$20,649	$26,102	$35,006	$39,648
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.03%	0.90%	1.00%	1.14%	1.06%
After Expense Reimbursement	0.55%	0.53%	0.63%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.11%	4.60%	5.14%	5.39%	6.93%
Portfolio Turnover Rate	195.97%	145.14%	114.95%	111.02%	154.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$6.41	$6.37	$6.35	$6.02	$6.49

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.28	0.32	0.33	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.05	0.06	0.38	(0.44)

Total from Investment Operations	0.08	0.33	0.38	0.71	0.01

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.29)	(0.36)	(0.36)	(0.48)
Distributions from Net Realized Gain	—	—	—	(0.02)	—

Total Distributions	(0.26)	(0.29)	(0.36)	(0.38)	(0.48)

Net Asset Value per Share, End of Year	$6.23	$6.41	$6.37	$6.35	$6.02

Total Return	1.34%	5.24%	6.12%	12.11%	0.04%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$15,910	$12,555	$14,620	$20,498	$14,507
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.39%	1.34%	1.51%	1.38%
After Expense Reimbursement	0.80%	0.78%	0.83%	1.17%	1.20%
Ratio of Net Investment Income to Average Net Assets	3.87%	4.30%	4.96%	5.34%	6.87%
Portfolio Turnover Rate	195.97%	145.14%	114.95%	111.02%	154.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$8.75	$8.80	$8.85	$8.77	$8.94

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.06	0.09	0.11	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.00 (2)	(0.03)	0.13	(0.09)

Total from Investment Operations	0.02	0.06	0.06	0.24	0.08

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.11)	(0.11)	(0.15)	(0.25)
Distributions from Return of Capital	—	—	—	(0.01)	—

Total Distributions	(0.08)	(0.11)	(0.11)	(0.16)	(0.25)

Net Asset Value per Share, End of Year	$8.69	$8.75	$8.80	$8.85	$8.77

Total Return	0.25%	0.65%	0.67%	2.74%	0.84%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,614	$21,080	$15,202	$12,814	$6,874
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.57%	1.23%	1.33%	1.63%	0.84%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.53%	0.70%	1.01%	1.21%	1.96%
Portfolio Turnover Rate	8.51%	67.27%	71.48%	81.91%	57.84%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$10.31	$10.13	$10.27	$9.76	$10.37

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.27	0.27	0.52	0.65
Net Realized and Unrealized Gain (Loss) on Investments	(0.02)	0.18	0.06	0.64	(0.31)

Total from Investment Operations	0.23	0.45	0.33	1.16	0.34

Less Distributions:
Distributions from Net Investment Income	(0.22)	(0.27)	(0.33)	(0.63)	(0.68)
Distributions from Net Realized Gain	(0.04)	—	—	(0.02)	(0.27)
Distributions from Return of Capital	—	—	(0.14)	—	—

Total Distributions	(0.26)	(0.27)	(0.47)	(0.65)	(0.95)

Net Asset Value per Share, End of Year	$10.28	$10.31	$10.13	$10.27	$9.76

Total Return	2.24%	4.49%	3.26%	12.35%	3.44%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,360,295	$6,129,426	$5,085,781	$5,837,581	$3,256,269
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.60%	0.59%	0.57%	0.57%	0.60%
After Expense Reimbursement	0.49%	0.47%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.46%	2.65%	2.60%	5.21%	6.48%
Portfolio Turnover Rate	287.85%	201.30%	190.79%	123.43%	141.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$10.64	$10.45	$10.61	$10.09	$10.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.25	0.24	0.52	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	0.19	0.07	0.65	(0.32)

Total from Investment Operations	0.19	0.44	0.31	1.17	0.32

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.25)	(0.33)	(0.63)	(0.68)
Distributions from Net Realized Gain	(0.04)	—	—	(0.02)	(0.27)
Distributions from Return of Capital	—	—	(0.14)	—	—

Total Distributions	(0.23)	(0.25)	(0.47)	(0.65)	(0.95)

Net Asset Value per Share, End of Year	$10.60	$10.64	$10.45	$10.61	$10.09

Total Return	1.83%	4.24%	2.96%	12.03%	3.12%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,399,850	$2,177,160	$2,492,073	$2,342,406	$2,081,438
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.87%	0.83%	0.83%	0.86%
After Expense Reimbursement	0.79%	0.77%	0.73%	0.73%	0.74%
Ratio of Net Investment Income to Average Net Assets	2.17%	2.36%	2.31%	5.02%	6.19%
Portfolio Turnover Rate	287.85%	201.30%	190.79%	123.43%	141.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of twenty-three funds comprising the TCW Funds, Inc.) as of October 31, 2015, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2015

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$995.00	0.49%	$2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.14	0.49%	2.50

N Class Shares
Actual	$1,000.00	$992.90	0.79%	$3.97
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$841.90	0.70%	$3.25
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$842.20	0.75%	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$986.20	1.07%	$5.36
Hypothetical (5% return before expenses)	1,000.00	1,019.81	1.07%	5.45

N Class Shares
Actual	$1,000.00	$986.20	1.07%	$5.36
Hypothetical (5% return before expenses)	1,000.00	1,019.81	1.07%	5.45

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$997.00	0.55%	$2.77
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%	2.80

N Class Shares
Actual	$1,000.00	$995.60	0.80%	$4.02
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,000.70	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,003.10	0.49%	$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,001.00	0.79%	$3.98
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 21, 2015, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 8, 2015 and September 21, 2015 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. The Independent Directors also took into account information received by them during the past year at their regular board meetings. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided to the Funds by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention as well as resources and infrastructure to the Funds. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of professionals in various areas over the past several years, including new analysts to the equity research team, and to back office operations, fund administration, and other areas, as well as systems and infrastructure enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreements.

TCW Funds, Inc.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge/Lipper, an independent third party consultant, which provided a comparative analysis of the performance of each Fund with the performance of similar funds over one, three, five and ten year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW SMID Cap Growth Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund and TCW International Small Cap Fund were each in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Total Return Bond Fund, TCW Select Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Growth Equities Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Conservative Allocation Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided to the Funds by the Advisor and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds were reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

TCW Funds, Inc.

Approval of Investments Management and Advisory Agreement (Continued)

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2015, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.01
TCW Global Bond Fund	$0.09
TCW Total Return Bond Fund	$0.04

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2016, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 23 funds at October 31, 2015. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (1953) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation); UniHealth Foundation (charitable foundation); Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Janet E. Kerr (1954)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor Emeritus and Founder of Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer); Tilly’s (a retailer of apparel and accessories); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-Founder, Managing Partner and CIO, Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REIT (real estate investments); Metropolitan West Funds (mutual funds with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).

(1)	The address of each Independent Director is c/o Morgan, Lewis, & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.

Executive Vice President and Chief Operating Officer, the Advisor, The

TCW Group, Inc., Trust Company of the West and TCW Asset Management

Company; President and Chief Executive Officer, the Company, TCW Alternative Funds and TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth(2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc., TCW Alternative Funds and Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Ir ell & Manella (law firm) (1999 – January 2013).

TCW Funds, Inc.

Name and Address (2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West; TCW Asset Management Company and Metropolitan West Asset Management; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche, LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Janet E. Kerr

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Chief Financial Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Peter A. Brown

Senior Vice President

Patrick W. Dennis

Assistant Secretary

George N. Winn

Assistant Treasurer

TCW FUNDS

EQUITY FUNDS

TCW Concentrated Value Fund

TCW Global Real Estate Fund

TCW Growth Equities Fund

TCW High Dividend Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

TCW Small Cap Growth Fund

TCW SMID Cap Growth Fund

TCW ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Growth Fund

TCW International Small Cap Fund

FUNDarFI1015

OCTOBER 31

ANNUALREPORT
INTERNATIONAL FUNDS
TCW Developing Markets Equity Fund
TCW Emerging Markets Income Fund
TCW Emerging Markets Local Currency Income Fund
TCW Emerging Markets Multi-Asset Opportunities Fund
TCW International Growth Fund
TCW International Small Cap Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2015 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2015. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2015, the TCW Funds held total net assets of approximately $18 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

This past year has been challenging for emerging markets, given fears of a sharp China slowdown, a significant sell-off in commodities, and uncertainty around Fed lift-off. Domestic challenges in various countries, such as Brazil, also weighed on sentiment. Emerging markets equities and currencies fared the worst during this period, whereas sovereign dollar denominated debt held in, posting mildly positive returns and outperforming most other major asset classes.

While sentiment has been negative, this is the type of environment, in our view, that could present an opportunity given the extent of the repricing. We remain defensively positioned, but in 2016, may see an opportunity to add risk in the equity and local currency markets, assuming a modest pickup in global growth and stability around the Fed normalization process.

We continue to believe that there will be greater differentiation in the performance of emerging markets assets over the next few years. Country and security selection will be crucial to performance, driven by factors such as terms of trade, reform momentum, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

An Update on the TCW International Fund Family

There were a few updates to our fund family over the last twelve months that we would like to note for our investors:

•

During the first quarter, Ray Prasad, CFA, Managing Director, was named Lead Portfolio Manager, and Andrey Glukhov, CFA, Senior Vice President, was named Co-Portfolio Manager for the TCW International Small Cap Fund (TGICX/TGNIX) and the TCW International Growth Fund (TGIBX/TGIDX). Rohit Sah, who had served as Portfolio Manager of the funds, is no longer with TCW.

•

Effective July 1, 2015, TCW launched the TCW Developing Markets Equity Fund (TGDMX/TGDPX) which focuses on equity investing in emerging and frontier markets while providing exposure to companies with superior growth profiles and attractive valuations. The Fund is managed by Ray Prasad as Lead Portfolio Manager and Andrey Glukhov as Co-Portfolio Manager. Mr. Prasad brings 19 years of emerging and international markets investment experience, and Mr. Glukhov has over 14 years of experience in the emerging markets.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming new year and I look forward to further correspondence with you through our semi-annual report in 2016.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Developing Markets Equity Fund

Management Discussions

For the period July 1, 2015 (commencement of operations) through October 31, 2015, the TCW Developing Markets Equity Fund (the “Fund”) returned a negative 13.80% on both its I Class and N Class shares. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned a negative 12.04% over the same period.

All of the underperformance was driven by defensive positioning leading into the high beta rally during the first week of October. Since then, stocks in higher beta sectors, such as materials and energy, have underperformed and the fund has started to make up some of its relative underperformance from early October. We continue to focus on idiosyncratic long-term growth stories and remain defensive, with overweights in consumer staples and healthcare and underweights in cyclical stocks.

Over the last several years, the asset class has had to adjust to lower Chinese growth and lower commodity prices. The adjustment has been painful, but necessary, in our view. And while overall sentiment has been negative, we believe that this is the type of environment that could present an opportunity given the extent of the repricing. This is because EM fundamentals, on average, remain sound, and we are cautiously optimistic on longer term growth dynamics. And, while the Fed is likely to begin its rates normalization process shortly, global central bank policy more broadly remains supportive of risk assets. We remain defensively positioned, particularly given uncertainty surrounding China, but believe that 2016 can present opportunities to add risk, assuming a modest pickup in global growth and stability around the Fed normalization process.

Finally, we continue to believe that there will be greater differentiation in the performance of emerging markets assets over the next few years. Country and security selection will be crucial to performance, driven by factors such as terms of trade, reform momentum, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

2

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Cumulative Return as of October 31, 2015(1)
	Inception Class N	Inception Class I
TCW Developing Markets Equity Fund
Class I (Inception: 7/1/2015)	—	-13.80%
Class N (Inception: 7/1/2015)	-13.80%	—
MSCI Total Return Emerging Markets Index (Net)	-12.04%	-12.04%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2015, the TCW Emerging Markets Income Fund (the “Fund”) returned a negative 5.75% and 5.96% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index (“EMBI”), gained 0.39% over the same period.

The bulk of the underperformance during this period was driven by positioning at the start of the period, where the portfolio’s energy exposure in particular was negatively impacted by the decline in oil. In the late fall 2014 and early 2015, we actively restructured the portfolio to reduce this energy exposure, particularly in the corporate space, and add higher quality sovereign and quasi-sovereign dollar debt. Since we have made this restructuring, we have performed in the first quartile relative to peers since March 2015.

The majority of the Fund’s exposure is invested in dollar-denominated sovereign debt. We continue to maintain a low allocation to local currency debt, given our view that dollar strength and currency volatility are going to remain headwinds in the near term. Corporate exposure also remains at the low end of our typical range, and is concentrated in the BBB/BB segment of the market — i.e. investment grade corporates with attractive spreads relative to sovereign debt and stable BB corporates with attractive carry and/or de-levering/upgrade potential. We have very limited single-B corporate exposure as this part of the market is subject to periods of illiquidity and is in addition the most sensitive to growth disappointments and higher interest rates.

During this period, the market underwent a notable shift, as it has had to adjust to lower Chinese growth and lower commodity prices. This put increased pressure on sovereign and corporate spreads as well as EMFX. While overall sentiment is negative, this is the type of environment, in our view, that could present an opportunity given the extent of the repricing. This is because EM fundamentals, on average, remain sound, and we are constructive on longer term growth dynamics. We expect volatility around Fed lift-off, but do not envision a selloff similar to the one we experienced in 2013. In fact, several of the weaker EM countries have made notable strides in improving their fundamentals. However, we acknowledge that those that have not are likely to be vulnerable in this environment.

We continue to believe that there will be greater differentiation in the performance of emerging markets assets over the next few years. Country and security selection will be crucial to performance, driven by factors such as terms of trade, reform momentum, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

4

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Class N	Inception Class I(2)
TCW Emerging Markets Income Fund
Class I (Inception: 9/1/1996)	-5.75%	-0.41%	3.62%	7.74%	—	9.49%
Class N (Inception: 3/1/2004)	-5.96%	-0.67%	3.34%	7.44%	7.83%	—
JPM EMBI Global Diversified Index	0.39%	2.12%	4.91%	7.34%	7.77%	9.59%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity before the Fund’s registration became effective. The predecessor entity was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore, was not subjected to certain investment restrictions that are imposed by the 1940 Act. If that entity had been registered under the 1940 Act, the performance may have been lower.

5

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2015, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned a negative 15.35% and 15.37% on its I Class and N class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index (“GBI-EM”), returned a negative 17.42% over the same period.

Outperformance during the period was driven by a combination of defensive positioning, country allocation decisions (including off-index investments), and active currency hedging.

Sentiment in local currency debt has been very negative for the last several years, outside of various mini-reprieves on weak U.S. data and/or delays in Fed lift-off expectations. The extent of the repricing is staggering: local currency debt has underperformed EM hard currency debt by close to 3000 bps since the beginning of the taper tantrum in May 2013, and the yield differential between the two is currently near all-time highs. In addition, the EM local currency asset class is primarily investment grade rated, and now trades at nearly 525bps over U.S. treasuries.

We believe that the rates story is attractive, with -7% yields for an investment grade rated asset class. Dollar strength and currency volatility are likely to continue to be headwinds in the very near term. Looking at earlier rate cycles, the strength of the dollar typically peaks toward the front end of the Fed normalization process. As such, we see the potential for a catch-up in local currency debt as we get closer to the first Fed rate hike. Assuming Fed lift-off (and subsequent dollar stability) later this year, we see the potential for mid to high single digit returns on EM local currency debt in 2016. Currency upside could add to those returns if we see an acceleration in global growth and/or commodity price stabilization.

Differentiation continues to characterize these markets, with country and security selection crucial to outperformance. On that note, assessing the relative value for both the rates and currency components for each local currency opportunity remains key. Factors such as fiscal and monetary policy, current accounts and technical, foreign ownership, as well as longer term factors such as economic growth and deviations from fair value, all contribute to our views on country allocation and security selection. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to outperform in the current environment.

6

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	Inception Class N	Inception Class I
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/15/2010)	-15.35%	-6.73%	—	-1.65%
Class N (Inception: 12/15/2010)	-15.37%	-6.77%	-1.69%	—
JPM GBI-EM Global Diversified Index	-17.42%	-7.53%	-2.44%	-2.44%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2015, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned a negative 10.53% and 10.50% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”) returned a negative 7.12% over the same period.

The main reasons for the underperformance during this period were 1) overweight positioning to equities relative to debt, and 2) security selection in the debt sleeve. The bulk of the underperformance in the debt sleeve was driven by positioning at the start of the period, where the portfolio’s energy exposure in particular was negatively impacted by the decline in oil. In the late fall 2014 and early 2015, we actively restructured the debt sleeve to reduce this energy exposure, particularly in the corporate space, and add higher quality sovereign and quasi-sovereign dollar debt.

Defensive positioning, particularly in the equity sleeve, and higher-than-average cash levels, helped mitigate some of the underperformance. We continue to focus on idiosyncratic long term growth stories in the equity sleeve, with overweights in healthcare and consumer staples and underweights in commodity-related sectors.

During this period, the market underwent a notable shift, as it has had to adjust to lower Chinese growth and lower commodity prices. This put increased pressure on EM assets, particularly EM equities and FX. While overall sentiment is negative, this is the type of environment, in our view, that could present an opportunity given the extent of the repricing. This is because EM fundamentals, on average, remain sound, and we are constructive on longer term growth dynamics. We expect volatility around Fed lift-off, but do not envision a selloff similar to the one we experienced in 2013, particularly as global central bank policy remains supportive. In addition, looking at earlier US rate cycles, the strength of the dollar typically peaks toward the front end of the normalization process. As a result, we believe that EM equities and local currency EM could be interesting investment opportunities in 2016, assuming an overall stable macroeconomic environment.

We continue to believe that there will be greater differentiation in the performance of emerging markets assets over the next few years. Country and security selection will be crucial to performance, driven by factors such as terms of trade, reform momentum, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

8

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Total Return as of October 31, 2015(1)
	1 Yr Return	Inception Class N	Inception Class I
TCW Emerging Markets Multi-Asset Opportunities Fund
Class I (Inception: 7/1/2013)	-10.53%	—	-0.50%
Class N (Inception: 7/1/2013)	-10.50%	-0.68%	—
50% JPM EMBI Global Diversified Index, 50% MSCI Emerging Markets Index	-7.12%	1.85%	1.85%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW International Growth Fund

Management Discussions

For the year ended October 31, 2015, the TCW International Growth Fund (the “Fund”) returned a negative 4.74% and 5.03% on its I and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World ex U.S. Index (“Index”), returned a negative 4.26% over the same time period.

Since the end of February 2015 (post-manager transition), the Fund has returned a negative 5.32% and 5.43% on its I and N shares, respectively, outperforming the index which returned a negative 6.26%.

Underperformance during the early part of the year was primarily due to security selection in material related names and underweight positioning in several developed European markets. Positive contributors to relative performance for the full fiscal year included overweight positioning in Japan, India and China and underweight positioning in Brazil, Canada and Australia. Following the manager transition at the end of February, the portfolio was repositioned away from material and resource-oriented stocks into healthcare and other domestic growth related stocks, particularly in Western Europe.

During the period, the main drivers of overall market performance were as follows:

•	China: Concerns around a potential hard landing and the subsequent impact on global growth, particularly commodity-related assets.

•	U.S.: Uncertainty about the U.S. Federal Reserve possibly raising rates against a backdrop of robust U.S. economic data induced volatility in the international markets

•

Europe: Growing political stress surrounding Greece’s potential withdrawal from the Eurozone (“GREXIT”) and the ensuing quantitative easing announced by the European Central Bank (“ECB”), along with easing efforts from the Bank of Japan (“BOJ”), added to the downward momentum for international indices, followed by a short-lived revival for European stocks.

These macro events contributed to a challenging and volatile investment environment, although now Greece now appears to have stabilized and there seems to be more clarity around Fed lift-off. Looking ahead, uncertainty around China will continue to linger, in our view, until there is greater clarity on economic growth and its transition from a manufacturing-based to a services-based economy, along with the effectiveness of recent stimulus measures in the face of high corporate leverage and decreasing cash generation for significant swaths of the Chinese economy.

We expect that outside of the U.S., developed market central bank liquidity will remain ample, whether from the ECB or BOJ. We remain cautiously optimistic about international valuations but security selection remains key to alpha generation. We continue to focus on domestically-oriented companies in niche markets that benefit from robust consumption, and have the potential to continue to gain market share and improve margins.

10

TCW International Growth Fund

Management Discussions (Continued)

	Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	Inception Class N	Inception Class I
TCW International Growth Fund
Class I (Inception: 11/1/2012)	-4.74%	5.80%	—	5.80%
Class N (Inception: 11/1/2012)	-5.03%	5.49%	5.49%	—
MSCI All C0untry World ex U.S. Index	-4.26%	5.14%	5.14%	5.14%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2015, the TCW International Small Cap Fund (the “Fund”) returned a negative 1.07% and 1.03% on its I and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index (the “Index”), gained 1.53% over the same time period.

Since the end of February, 2015 (post-manager transition), the Fund gained 0.82% and 0.94% on its I and N shares, respectively, outperforming the Index which returned a negative 1.74%.

Underperformance during the full year period was primarily due to material and resources exposure and various legacy positions that had to be written down significantly. Following the manager transition, we reduced exposure to these positions and rotated into healthcare and consumer sectors, which benefit from strong demographics and domestic demand.

During the period, the main drivers of overall market performance were as follows:

•	China: Concerns around a potential hard landing and the subsequent impact on global growth, particularly commodity-related assets.

•	U.S.: Uncertainty about the U.S. Federal Reserve possibly raising rates against a backdrop of robust U.S. economic data induced volatility in international markets

•

Europe: Growing political stress surrounding Greece’s potential withdrawal from the Eurozone (“GREXIT”) and the ensuing quantitative easing announced by the European Central Bank (“ECB”), along with easing efforts from the Bank of Japan (“BOJ”), added to the downward momentum for international indices, followed by a short-lived revival for European stocks.

These macro events contributed to a challenging and volatile investment environment, although now Greece now appears to have stabilized and there seems to be more clarity around Fed lift-off. Looking ahead, uncertainty around China will continue to linger, in our view, until there is greater clarity on economic growth and its transition from a manufacturing-based to a services-based economy, along with the effectiveness of recent stimulus measures in the face of high corporate leverage and decreasing cash generation for significant swaths of the Chinese economy.

We expect that outside of the U.S., developed market central bank liquidity will remain ample, whether from the ECB or BOJ. We remain cautiously optimistic about international valuations but security selection remains key to alpha generation. We continue to focus on domestically-oriented companies in niche markets that benefit from robust consumption, and have the potential to continue to gain market share and improve margins.

12

TCW International Small Cap Fund

Management Discussions (Continued)

	Total Return as of October 31, 2015(1)
	1 Yr Return	3 Yr Return	Inception Class N	Inception Class I
TCW International Small Cap Fund
Class I (Inception: 2/28/2011)	-1.07%	5.62%	—	-1.51%
Class N (Inception: 2/28/2011)	-1.03%	5.58%	-1.57%	—
MSCI All Country World ex U.S. Small Cap Net Index	1.53%	7.54%	2.75%	2.75%

(1)	Total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

13

TCW Developing Markets Equity Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Brazil (Cost: $51,763) (0.9% of Net Assets)
8,370	Ambev S.A. (ADR)	$40,762

	Chile (Cost: $27,633) (0.7%)
1,400	Embotelladora Andina S.A. (ADR)	30,870

	China (23.0%)
8,400	AIA Group, Ltd.	49,201
34,000	Beijing Enterprises Water Group, Ltd.	26,843
136,000	China Construction Bank Corp. — Class H	98,573
16,600	China Everbright International, Ltd.	26,734
85,500	China Minsheng Banking Corp., Ltd. — Class H	86,149
7,000	China Mobile, Ltd.	83,889
83,000	Cosmo Lady China Holdings Co., Ltd.	83,106
79,000	CT Environmental Group, Ltd.	28,308
16,350	Guangdong Investment, Ltd.	22,996
3,400	Hengan International Group Co., Ltd.	36,586
46,000	HKT Trust & HKT, Ltd. — Class SS	55,140
18,000	Huaneng Power International, Inc. — Class H	19,466
153,000	Industrial & Commercial Bank of China, Ltd. — Class H	97,055
3,085	JD.com, Inc. (ADR) (1)	85,208
5,500	MTR Corp., Ltd.	24,953
9,350	Ping An Insurance Group Co. of China, Ltd. — Class H	52,547
10,800	Tencent Holdings, Ltd.	203,031

	Total China (Cost: $1,216,781)	1,079,785

	Czech Republic (Cost: $50,964) (1.0%)
225	Komercni banka as	46,845

	Egypt (3.1%)
14,780	Commercial International Bank Egypt SAE (GDR)	86,463
1,420	Eastern Tobacco	36,252
4,375	ElSwedy Electric Co. (1)	22,888

	Total Egypt (Cost: $169,218)	145,603

	Hungary (2.5%)
16,500	Magyar Telekom Telecommunications PLC (1)	22,946
4,960	OTP Bank PLC	96,357

	Total Hungary (Cost: $122,420)	119,303

	India (5.7%)
3,890	Aurobindo Pharma, Ltd.	49,503
5,275	Canara Bank	22,168
1,380	HDFC Bank, Ltd. (ADR)	84,373
6,300	Power Finance Corp.	23,002
24,400	State Bank of India	88,252

	Total India (Cost: $273,903)	267,298

See accompanying notes to financial statements.

14

TCW Developing Markets Equity Fund

October 31, 2015

Number of Shares	Common Stock	Value

	Indonesia (1.2%)
1,275,000	Multipolar Tbk PT	$30,435
573,200	Sumber Alfaria Trijaya Tbk PT	25,546

	Total Indonesia (Cost: $85,819)	55,981

	Jordan (Cost: $22,249) (0.5%)
650	Hikma Pharmaceuticals PLC	21,699

	Kenya (Cost: $97,335) (1.7%)
577,700	Safari.com, Ltd.	80,794

	Malaysia (Cost: $50,028) (1.0%)
70,800	My EG Services BHD	48,617

	Mexico (3.9%)
18,500	Controladora Vuela Cia de Aviacion S.A.B. de C.V. (1)	31,463
760	Fomento Economico Mexicano S.A.B. de C.V. (SP ADR)	75,308
1,570	Gruma SAB de CV — Class B	24,079
10,150	Grupo Financiero Banorte S.A.B. de C.V. — Class O	54,303

	Total Mexico (Cost: $170,443)	185,153

	Nigeria (Cost: $52,359) (1.1%)
73,500	Nigerian Breweries PLC	50,489

	Pakistan (3.7%)
10,400	Engro Corp., Ltd.	29,984
20,100	Fauji Fertilizer Co., Ltd.	23,927
44,350	Habib Bank, Ltd.	88,061
5,900	Lucky Cement, Ltd.	30,187

	Total Pakistan (Cost: $197,758)	172,159

	Philippines (Cost: $79,675) (1.7%)
18,650	Universal Robina Corp.	79,834

	Poland (Cost: $40,791) (0.7%)
860	Bank Pekao S.A.	33,549

	Russia (5.0%)
1,970	Magnit PJSC (GDR)	89,674
68,600	Magnitogorsk Iron & Steel Works OJSC	25,883
2,283	Magnitogorsk Iron & Steel Works OJSC (GDR)	11,267
810	NovaTek OAO (GDR)	74,074
24,970	Sberbank of Russia	35,208

	Total Russia (Cost: $259,910)	236,106

	South Africa (4.2%)
3,100	Mr Price Group, Ltd.	47,713
1,620	MTN Group, Ltd.	18,486
720	Naspers, Ltd. — N Shares	105,362
3,950	Steinhoff International Holdings, Ltd.	24,205

	Total South Africa (Cost: $215,835)	195,766

See accompanying notes to financial statements.

15

TCW Developing Markets Equity Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	South Korea (6.9%)
125	BGF retail Co., Ltd.	$18,618
310	CJ E&M Corp. (1)	22,655
450	GS Retail Co., Ltd.	22,681
115	Hyundai Mobis Co., Ltd.	24,176
215	Hyundai Motor Co.	29,368
2,470	KB Financial Group, Inc.	78,253
550	Korea Electric Power Corp.	24,764
50	LG Household & Health Care, Ltd.	41,374
50	Samsung Electronics Co., Ltd.	59,971

	Total South Korea (Cost: $306,564)	321,860

	Taiwan (5.1%)
3,300	Chlitina Holding, Ltd.	26,899
350	Hermes Microvision, Inc.	13,417
8,970	Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	196,981

	Total Taiwan (Cost: $245,331)	237,297

	Thailand (Cost: $16,163) (0.3%)
9,300	KCE Electronics PCL (ADR)	16,146

	Turkey (1.6%)
21,200	Turk Telekomunikasyon A.S.	45,788
12,160	Turkiye Garanti Bankasi A.S.	31,529

	Total Turkey (Cost: $85,945)	77,317

	United Arab Emirates (Cost: $24,530) (0.5%)
1,050	DP World, Ltd.	21,219

	Total Common Stock (Cost: $3,863,417) (76.0%)	3,564,452

	Participation Notes
	India (10.0%)
11,450	Bharti Infratel, Ltd. (HSBC) (expires 11/22/23)	68,050
5,030	Divi’s Laboratories, Ltd. (HSBC) (expires 1/20/17)	88,609
2,980	Glenmark Pharmaceuticals, Ltd. (HSBC) (expires 2/8/18)	45,095
5,300	Hindustan Petroleum Corp., Ltd. (HSBC) (expires 7/2/18)	62,328
19,300	ITC, Ltd. (HSBC) (expires 9/15/16)	98,629
2,850	SKS Microfinance, Ltd. (HSBC) (expires 8/12/20)	18,697
14,000	Zee Entertainment Enterprises, Ltd. (HSBC) (expires 3/10/16)	87,306

	Total India (Cost: $506,208)	468,714

	Saudi Arabia (2.9%)
1,800	Al Mouwasat Medical Services (HSBC) (expires 4/16/18)	55,673
1,290	Bupa Arabia For Cooperative Insurance (HSBC) (expires 2/6/19)	79,982

	Total Saudi Arabia (Cost: $152,717)	135,655

See accompanying notes to financial statements.

16

TCW Developing Markets Equity Fund

October 31, 2015

Number of Shares	Participation Notes	Value

	Taiwan (3.4%)
62,200	Cathay Financial Holding Co. (HSBC) (expires 7/2/18)	$88,597
900	Chailease Holding Co., Ltd. (HSBC) (expires 7/2/18)	1,718
700	Hermes Microvision, Inc. (HSBC) (expires 7/2/18)	26,834
530	Largan Precision Co., Ltd. (HSBC) (expires 7/2/18)	41,186

	Total Taiwan (Cost: $218,950)	158,335

	Total Participation Notes (Cost: $877,875) (16.3%)	762,704

	Money Market Investments
370,520	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	370,520

	Total Money Market Investments (Cost: $370,520) (7.9%)	370,520

	Total Investments (Cost: $5,111,812) (100.2%)	4,697,676
	Liabilities in Excess of Other Assets (-0.2%)	(8,510)

	Total Net Assets (100.0%)	$4,689,166

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
OJSC -	Open Joint-Stock Company.
PJSC -	Private Joint-Stock Company.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.

See accompanying notes to financial statements.

17

TCW Developing Markets Equity Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	0.7%
Auto Components	0.5
Automobiles	0.6
Banks	22.1
Beverages	4.3
Chemicals	1.1
Commercial Services & Supplies	0.6
Construction Materials	0.7
Diversified Financial Services	0.5
Diversified Telecommunication Services	4.1
Electric Utilities	0.5
Electrical Equipment	0.5
Electronics	0.3
Food & Staples Retailing	3.3
Food Products	2.2
Household Durables	0.5
Household Products	0.9
Independent Power and Renewable Electricity Producers	0.4
Insurance	5.7
Internet & Catalog Retail	1.8
Internet Software & Services	4.3
IT Services	1.0
Media	4.7
Metals & Mining	0.8
Miscellaneous	4.6
Multiline Retail	0.7
Oil, Gas & Consumable Fuels	1.6
Personal Products	1.4
Pharmaceuticals	4.4
Road & Rail	0.5
Semiconductors & Semiconductor Equipment	5.1
Specialty Retail	1.0
Technology Hardware, Storage & Peripherals	2.2
Textiles, Apparel & Luxury Goods	1.8
Tobacco	0.8
Transportation Infrastructure	0.5
Water Utilities	1.7
Wireless Telecommunication Services	3.9
Money Market Investments	7.9

Total	100.2%

See accompanying notes to financial statements.

18

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2015

	Principal Amount	Fixed Income Securities	Value
		Argentina (6.4% of Net Assets)
	$39,420,000	Argentine Republic Government International Bond, 0%, due 12/15/35	$3,853,305
EUR	20,450,000	Argentine Republic Government International Bond, 2.26%, due 12/31/38 (1)	12,609,791
EUR	27,109,243	Argentine Republic Government International Bond, 7.82%, due 12/31/33 (1)	30,994,347
	$24,767,001	Argentine Republic Government International Bond, 8.28%, due 12/31/33 (1)	27,615,207
	40,659,102	Argentine Republic Government International Bond, 8.28%, due 12/31/33 (1)	45,334,899
	68,460,000	Argentine Republic Government International Bond, 8.75%, due 06/02/17 (1)	75,134,850
	13,625,000	Provincia de Buenos Aires, (144A), 9.95%, due 06/09/21(2)	14,055,754

		Total Argentina (Cost: $172,206,067)	209,598,153

		Brazil (5.2%)
	28,125,000	Brazilian Government International Bond, 4.25%, due 01/07/25	25,059,375
	22,850,000	Brazilian Government International Bond, 4.875%, due 01/22/21	22,587,225
	17,585,000	Brazilian Government International Bond, 5%, due 01/27/45	13,430,544
	18,775,000	Brazilian Government International Bond, 5.625%, due 01/07/41	15,346,685
	3,880,000	Gerdau Trade, Inc., (Reg. S), 5.75%, due 01/30/21 (3)	3,596,760
	40,140,000	Petrobras Global Finance BV, 4.875%, due 03/17/20	32,914,800
	38,684,000	Petrobras Global Finance BV, 5.875%, due 03/01/18	36,633,748
	24,655,000	Vale Overseas, Ltd., 6.875%, due 11/21/36	20,194,910

		Total Brazil (Cost: $181,231,016)	169,764,047

		Chile (2.6%)
	34,970,000	Empresa Electrica Angamos S.A., (144A), 4.875%, due 05/25/29 (2)	32,731,920
	20,000,000	Latam Airlines Group S.A., (144A), 7.25%, due 06/09/20 (2)	18,660,000
	33,500,000	Latam Airlines Pass-Through Trust (2015-1), (144A), 4.2%, due 08/15/29 (2)	32,036,050

		Total Chile (Cost: $87,988,300)	83,427,970

		China (0.7%)
	12,350,000	Baidu, Inc., 4.125%, due 06/30/25	12,443,811
	10,450,000	MCE Finance, Ltd., (Reg. S), 5%, due 02/15/21 (3)	9,823,000

		Total China (Cost: $22,064,905)	22,266,811

		Colombia (4.9%)
	31,975,000	Avianca Holdings S.A., (144A), 8.375%, due 05/10/20 (2)	26,580,817
	17,360,000	Bancolombia S.A., 6.125%, due 07/26/20	18,484,928
	11,565,000	Colombia Government International Bond, 4%, due 02/26/24	11,374,178
	22,000,000	Colombia Government International Bond, 4.5%, due 01/28/26	21,857,000
	39,173,000	Colombia Government International Bond, 5%, due 06/15/45	34,961,902
	21,700,000	Colombia Telecomunicaciones S.A. ESP, (Reg. S), 5.375%, due 09/27/22 (3)	19,421,500
	12,905,000	Ecopetrol S.A., 5.375%, due 06/26/26	12,079,080
	8,375,000	Pacific Exploration and Production Corp., (Reg. S), 5.125%, due 03/28/23 (3)	3,182,500
	24,745,000	Pacific Exploration and Production Corp., (Reg. S), 5.375%, due 01/26/19 (3)	10,702,213

		Total Colombia (Cost: $187,477,386)	158,644,118

		Costa Rica (0.9%)
	17,500,000	Costa Rica Government International Bond, (Reg. S), 7%, due 04/04/44 (3)	15,815,625
	14,000,000	Costa Rica Government International Bond, (Reg. S), 7.158%, due 03/12/45 (3)	12,775,000

		Total Costa Rica (Cost: $30,905,190)	28,590,625

See accompanying notes to financial statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Croatia (3.4%)
	$49,150,000	Croatia Government International Bond, (Reg. S), 5.5%, due 04/04/23 (3)	$50,808,812
	33,825,000	Croatia Government International Bond, (Reg. S), 6%, due 01/26/24 (3)	36,023,625
	23,650,000	Hrvatska Elektroprivreda, (144A), 5.875%, due 10/23/22 (2)	24,004,750

		Total Croatia (Cost: $111,534,328)	110,837,187

		Dominican Republic (2.8%)
	15,675,000	Dominican Republic International Bond, (144A), 5.5%, due 01/27/25 (2)	15,557,437
	33,600,000	Dominican Republic International Bond, (144A), 6.85%, due 01/27/45 (2)	33,432,000
	39,900,000	Dominican Republic International Bond, (Reg. S), 5.875%, due 04/18/24 (3)	40,869,570

		Total Dominican Republic (Cost: $90,765,106)	89,859,007

		El Salvador (Cost: $12,374,000) (0.4%)
	12,374,000	Agricola Senior Trust, (144A), 6.75%, due 06/18/20 (2)	12,327,598

		Ghana (Cost: $22,215,907) (0.6%)
	23,200,000	Republic of Ghana, (Reg. S), 7.875%, due 08/07/23 (3)	20,158,480

		Greece (Cost: $18,156,143) (0.6%)
EUR	18,080,000	Hellenic Republic Government Bond, 144A, 4.75%, due 04/17/19 (2)	18,292,423

		Guatemala (1.4%)
	$25,350,000	Comcel Trust via Comunicaciones Celulares S.A., (Reg. S), 6.875%, due 02/06/24 (3)	20,533,500
	29,300,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (2)	26,848,469

		Total Guatemala (Cost: $56,412,651)	47,381,969

		Hungary (4.4%)
	31,050,000	Hungary Government International Bond, 5.375%, due 02/21/23	34,206,046
	27,250,000	Hungary Government International Bond, 5.375%, due 03/25/24	30,154,850
	29,130,000	Hungary Government International Bond, 5.75%, due 11/22/23	32,880,488
	46,450,000	Magyar Export-Import Bank Zrt, (144A), 4%, due 01/30/20 (2)	47,388,290

		Total Hungary (Cost: $134,951,461)	144,629,674

		India (4.9%)
	18,515,000	ICICI Bank, Ltd., (Reg. S), 6.375%, due 04/30/22 (3)(4)	19,058,415
INR	2,010,610,000	India Government Bond, 7.28%, due 06/03/19	30,661,518
INR	2,604,500,000	India Government Bond, 8.83%, due 11/25/23	42,207,249
INR	1,500,000,000	Power Finance Corp., Ltd., 8.98%, due 10/08/24	23,897,092
INR	1,777,000,000	Rural Electrification Corp., Ltd., 8.3%, due 04/10/25	27,476,943
	$19,640,000	Vedanta Resources PLC, (Reg. S), 8.25%, due 06/07/21 (3)	15,810,200

		Total India (Cost: $162,717,642)	159,111,417

		Indonesia (5.6%)
	36,250,000	Indonesia Government International Bond, (144A), 5.125%, due 01/15/45 (2)	33,893,750
	23,500,000	Indonesia Government International Bond, (Reg. S), 3.375%, due 04/15/23 (3)	22,407,250
	47,350,000	Pertamina Persero PT, (Reg. S), 4.3%, due 05/20/23 (3)	44,679,460
	23,600,000	Pertamina Persero PT, (Reg. S), 5.625%, due 05/20/43 (3)	19,628,474
	48,500,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.35%, due 09/10/24 (2)	47,403,900

See accompanying notes to financial statements.

20

TCW Emerging Markets Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	Indonesia (Continued)
$13,350,000	Perusahaan Penerbit SBSN Indonesia III, (Reg. S), 4.325%, due 05/28/25 (3)	$12,982,875

	Total Indonesia (Cost: $189,218,626)	180,995,709

	Ivory Coast (Cost: $33,272,837) (1.0%)
34,145,000	Ivory Coast Government International Bond, (144A), 6.375%, due 03/03/28 (2)	31,626,806

	Kazakhstan (Cost: $29,551,842) (0.9%)
29,850,000	Kazakhstan Government International Bond, (144A), 5.125%, due 07/21/25 (2)	29,850,000

	Kenya (Cost: $20,778,780) (0.6%)
20,450,000	Kenya Government International Bond, (Reg. S), 5.875%, due 06/24/19 (3)	19,914,210

	Lebanon (2.1%)
17,000,000	Lebanon Government International Bond, 6.375%, due 03/09/20	17,403,750
23,100,000	Lebanon Government International Bond, (Reg. S), 5.8%, due 04/14/20 (3)	23,146,200
25,985,000	Lebanon Government International Bond, (Reg. S), 6%, due 05/20/19 (3)	26,465,463

	Total Lebanon (Cost: $68,091,021)	67,015,413

	Mexico (6.5%)
20,522,000	Alfa S.A.B. de C.V., (Reg. S), 6.875%, due 03/25/44 (3)	20,573,305
4,000,000	Axtel S.A.B. de C.V., (Reg. S), 9%, due 01/31/20 (3)	4,110,000
22,675,000	Banco Nacional de Comercio Exterior SNC, (144A), 4.375%, due 10/14/25 (2)	22,731,688
25,925,000	Cemex S.A.B. de C.V., (Reg. S), 7.25%, due 01/15/21 (3)	26,736,452
16,988,000	Controladora Mabe S.A. de C.V., (Reg. S), 7.875%, due 10/28/19 (3)	18,610,354
60,000,000	Corp. GEO S.A.B. de C.V., (144A), 8.875%, due 03/27/22 (1)(2)	1,275,000
27,500,000	Mexico Government International Bond, 3.6%, due 01/30/25	27,396,875
41,272,000	Mexico Government International Bond, 4.6%, due 01/23/46	38,486,140
21,896,000	Mexico Government International Bond, 4.75%, due 03/08/44	20,855,940
13,300,000	Nacional Financiera SNC, (144A), 3.375%, due 11/05/20 (2)(5)	13,333,250
16,300,000	Tenedora Nemak S.A. de C.V., (144A), 5.5%, due 02/28/23 (2)	16,748,250

	Total Mexico (Cost: $279,039,147)	210,857,254

	Morocco (Cost: $8,471,625) (0.3%)
8,700,000	OCP S.A., (Reg. S), 4.5%, due 10/22/25 (3)	8,362,875

	Pakistan (Cost: $16,348,463) (0.5%)
15,900,000	Pakistan Government International Bond, (144A), 7.25%, due 04/15/19 (2)	16,580,520

	Panama (1.8%)
25,410,000	AES Panama SRL, (144A), 6%, due 06/25/22 (2)	25,537,050
33,325,000	Global Bank Corp., (144A), 5.125%, due 10/30/19 (2)	33,824,875

	Total Panama (Cost: $59,227,914)	59,361,925

	Paraguay (2.8%)
18,290,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (2)	18,630,834
16,350,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (2)	16,840,500
11,125,000	Republic of Paraguay, (Reg. S), 4.625%, due 01/25/23 (3)	11,291,875
29,972,000	Republic of Paraguay, (Reg. S), 6.1%, due 08/11/44 (3)	30,571,440
14,800,000	Telefonica Celular del Paraguay S.A., (Reg. S), 6.75%, due 12/13/22 (3)	13,542,000

	Total Paraguay (Cost: $91,490,119)	90,876,649

See accompanying notes to financial statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Peru (3.7%)
	$14,025,000	BBVA Banco Continental S.A., (144A), 5.25%, due 09/22/29 (2)(4)	$14,060,063
	28,800,000	Corp. Financiera de Desarrollo S.A., (144A), 5.25%, due 07/15/29 (2)(4)	28,857,600
	27,250,000	Lima Metro Line 2 Finance, Ltd., (144A), 5.875%, due 07/05/34 (2)	27,658,750
	25,025,000	Peruvian Government International Bond, 4.125%, due 08/25/27	25,212,687
	9,800,000	Union Andina de Cementos SAA, (144A), 5.875%, due 10/30/21 (2)	9,861,250
	15,455,000	Volcan Cia Minera SAA, (Reg. S), 5.375%, due 02/02/22 (3)	13,909,500

		Total Peru (Cost: $121,204,438)	119,559,850

		Romania (2.0%)
EUR	11,850,000	Romanian Government International Bond, (144A), 2.75%, due 10/29/25 (2)	13,270,093
EUR	14,900,000	Romanian Government International Bond, (144A), 3.875%, due 10/29/35 (2)	16,829,621
	$33,600,000	Romanian Government International Bond, (Reg. S), 4.875%, due 01/22/24 (3)	36,617,750

		Total Romania (Cost: $67,677,495)	66,717,464

		Russia (5.8%)
	13,050,000	Alfa Bank SC via Alfa Bond Issuance PLC, (Reg. S), 7.75%, due 04/28/21 (3)	13,472,233
	11,800,000	Gazprom Neft OAO via GPN Capital S.A., (Reg. S), 6%, due 11/27/23 (3)	11,534,500
	14,100,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 3.85%, due 02/06/20 (3)	13,395,000
	20,950,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 6.51%, due 03/07/22 (3)	21,892,750
	22,200,000	Russian Foreign Bond — Eurobond, (Reg. S), 3.5%, due 01/16/19 (3)	22,490,820
	10,400,000	Russian Foreign Bond — Eurobond, (Reg. S), 4.5%, due 04/04/22 (3)	10,664,680
	13,800,000	Russian Foreign Bond — Eurobond, (Reg. S), 4.875%, due 09/16/23 (3)	14,293,350
	12,000,000	Russian Foreign Bond — Eurobond, (Reg. S), 5%, due 04/29/20 (3)	12,642,000
	16,015,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.125%, due 10/29/22 (3)	15,094,137
	25,675,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.18%, due 06/28/19 (3)	26,128,035
	11,450,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.25%, due 05/23/23 (3)	10,147,563
	16,850,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.717%, due 06/16/21 (3)	17,018,770

		Total Russia (Cost: $186,634,783)	188,773,838

		Serbia (2.7%)
	54,650,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (3)	56,710,305
	29,994,000	Republic of Serbia, (Reg. S), 5.875%, due 12/03/18 (3)	31,906,118

		Total Serbia (Cost: $87,271,388)	88,616,423

		Slovenia (1.8%)
	23,700,000	Slovenia Government International Bond, (144A), 5.25%, due 02/18/24 (2)	26,626,950
	28,550,000	Slovenia Government International Bond, (Reg. S), 5.5%, due 10/26/22 (3)	32,415,898

		Total Slovenia (Cost: $59,425,999)	59,042,848

		South Africa (2.1%)
	28,429,000	Gold Fields Orogen Holding BVI, Ltd., (Reg. S), 4.875%, due 10/07/20 (3)	23,343,052
	23,725,000	Myriad International Holdings BV, (144A), 5.5%, due 07/21/25 (2)	23,369,125
EUR	21,250,000	South Africa Government International Bond, 3.75%, due 07/24/26	23,217,951

		Total South Africa (Cost: $73,897,581)	69,930,128

See accompanying notes to financial statements.

22

TCW Emerging Markets Income Fund

October 31, 2015

Principal Amount	Fixed Income Securities	Value
	South Korea (Cost: $20,680,000) (0.6%)
$20,680,000	Woori Bank, (144A), 5%, due 06/10/45 (2)(4)	$20,736,518

	Sri Lanka (1.8%)
26,400,000	Sri Lanka Government International Bond, (Reg. S), 6%, due 01/14/19 (3)	26,627,964
32,000,000	Sri Lanka Government International Bond, (Reg. S), 6.25%, due 07/27/21 (3)	31,848,000

	Total Sri Lanka (Cost: $60,948,744)	58,475,964

	Turkey (5.0%)
13,900,000	Export Credit Bank of Turkey, (Reg. S), 5%, due 09/23/21 (3)	13,917,375
49,500,000	Hazine Mustesarligi Varlik Kiralama AS, (144A), 4.489%, due 11/25/24 (2)	48,660,876
69,150,000	Turkey Government International Bond, 3.25%, due 03/23/23	64,427,746
9,500,000	Turkey Government International Bond, 4.875%, due 04/16/43	8,576,600
26,700,000	Turkey Government International Bond, 5.125%, due 03/25/22	27,981,600

	Total Turkey (Cost: $167,155,084)	163,564,197

	Ukraine (Cost: $92,283,780) (2.6%)
103,867,000	Ukraine Government International Bond, (Reg. S), 6.875%, due 09/23/15 (3)	84,132,270

	United Arab Emirates (Cost: $26,023,375) (0.7%)
22,930,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37(3)	24,388,348

	United Kingdom (Cost: $18,382,660) (0.6%)
18,500,000	Sable International Finance, Ltd., (144A), 6.875%, due 08/01/22 (2)	18,847,800

	Uruguay (1.1%)
19,500,000	Uruguay Government International Bond, 4.375%, due 10/27/27	19,422,000
18,500,000	Uruguay Government International Bond, 5.1%, due 06/18/50	16,696,250

	Total Uruguay (Cost: $37,915,431)	36,118,250

	Venezuela (2.1%)
84,500,000	Petroleos de Venezuela S.A., (Reg. S), 6%, due 11/15/26 (3)	29,938,350
25,900,000	Venezuela Government International Bond, 7.65%, due 04/21/25	9,906,750
76,825,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (3)	29,577,625

	Total Venezuela (Cost: $122,860,237)	69,422,725

	Vietnam (Cost: $32,565,398) (1.0%)
31,958,000	Vietnam Government International Bond, (144A), 4.8%, due 11/19/24 (2)	31,274,099

	Total Fixed Income Securities (Cost: $3,261,416,869) (94.9%)	3,089,931,562

Number of Shares	Equity Securities
	Mexico (0.0%)
240,079	Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R. (1)	—

	Total Equity Securities (Cost: $0) (0%)	—

See accompanying notes to financial statements.

23

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Notional Amount	Currency Options	Value
$44,015,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (6)	$155,329
1,350,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (7)	4,764

	Total Currency Options (Cost: $475,543) (0%)	160,093

Number of Shares	Money Market Investments
120,006,737	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (8)	120,006,737

	Total Money Market Investments (Cost: $120,006,737) (3.7%)	120,006,737

Principal Amount	Short-Term Investments
	U.S. Treasury Security (Cost: $2,159,982) (0.1%)
$2,160,000	U.S. Treasury Bill, 0.01%, due 02/25/16 (9)(10)	2,159,464

	Total Short-Term Investments (Cost: $2,159,982) (0.1%)	2,159,464

	Total Investments (Cost: $3,384,059,131) (98.7%)	3,212,257,856
	Excess of Other Assets over Liabilities (1.3%)	42,834,479

	Total Net Assets (100.0%)	$3,255,092,335

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (11)
Morgan Stanley & Co., Inc.	KRW	42,950,624,000	12/22/15	$38,215,359	$37,613,863	$(601,496)

				$38,215,359	$37,613,863	$(601,496)

SELL (12)
Bank of America	INR	8,431,357,000	12/07/15	$128,400,000	$128,235,395	$164,605
Bank of America	KRW	21,541,424,000	12/22/15	18,443,000	18,864,829	(421,829)
Morgan Stanley & Co., Inc.	KRW	21,409,200,000	12/22/15	18,000,000	18,749,034	(749,034)

				$164,843,000	$165,849,258	$(1,006,258)

See accompanying notes to financial statements.

24

TCW Emerging Markets Income Fund

October 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
SELL
1,781	5-Year U.S. Treasury Note Futures	12/31/15	$213,316,493	$191,212

Notes to the Schedule of Investments:

EUR	- Euro Currency.
INR -	Indian Rupee.
KRW -	South Korean Won.
(1)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $890,244,676 or 27.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2015, the value of these securities amounted to $1,205,707,826 or 37.0% of net assets.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(7)	Over-the-counter traded option; Counterparty — Bank of America.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(9)	All or a portion of this security is held as collateral for open futures contracts.
(10)	Rate shown represents yield-to-maturity.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

25

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Airlines	2.4%
Auto Parts & Equipment	0.5
Banks	9.1
Building Materials	1.1
Chemicals	0.3
Commercial Services	0.7
Diversified Financial Services	2.5
Electric	1.8
Foreign Government Bonds	60.0
Holding Companies — Diversified	0.6
Household Products/Wares	0.6
Internet	0.4
Iron & Steel	0.7
Lodging	0.3
Media	0.7
Mining	1.6
Oil & Gas	7.3
Regional (State & Province)	0.4
Telecommunications	2.3
Transportation	0.9
Utilities	0.7
Purchased Options	0.0 *
Money Market Investments	3.7
Short-Term Investments	0.1

Total	98.7%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

26

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2015

	Principal Amount	Fixed Income Securities	Value
		Brazil (11.1% of Net Assets)
BRL	35,963,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/17	$8,868,978
BRL	35,640,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/18	8,396,450
BRL	28,350,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/21	5,989,577
BRL	11,500,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/23	2,298,887
BRL	14,780,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/25	2,824,860

		Total Brazil (Cost: $34,796,501)	28,378,752

		Colombia (7.1%)
COP	5,232,000,000	Colombian TES (Treasury) Bond, 6%, due 04/28/28	1,491,704
COP	8,338,000,000	Colombian TES (Treasury) Bond, 7%, due 09/11/19	2,891,381
COP	11,094,000,000	Colombian TES (Treasury) Bond, 7%, due 05/04/22	3,770,836
COP	15,907,000,000	Colombian TES (Treasury) Bond, 7.5%, due 08/26/26	5,297,034
COP	4,163,200,000	Colombian TES (Treasury) Bond, 7.75%, due 09/18/30	1,354,570
COP	8,285,000,000	Colombian TES (Treasury) Bond, 10%, due 07/24/24	3,255,734

		Total Colombia (Cost: $21,834,955)	18,061,259

		Greece (Cost: $756,177) (0.3%)
EUR	750,000	Hellenic Republic Government Bond, (Reg. S), 4.75%, due 04/17/19 (1)	758,812

		Hungary (7.3%)
HUF	784,800,000	Hungary Government Bond, 3%, due 06/26/24	2,711,812
HUF	1,444,000,000	Hungary Government Bond, 5.5%, due 06/24/25	6,031,159
HUF	952,370,000	Hungary Government Bond, 6%, due 11/24/23	4,026,308
HUF	1,355,000,000	Hungary Government Bond, 7%, due 06/24/22	5,944,185

		Total Hungary (Cost: $18,920,697)	18,713,464

		India (7.2%)
INR	181,370,000	India Government Bond, 7.28%, due 06/03/19	2,765,867
INR	180,200,000	India Government Bond, 8.83%, due 11/25/23	2,920,233
INR	100,000,000	Power Finance Corp., Ltd., 8.98%, due 10/08/24	1,593,139
INR	50,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/17	784,674
INR	125,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/18	1,984,608
INR	175,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/19	2,805,667
INR	350,000,000	Rural Electrification Corp., Ltd., 8.3%, due 04/10/25	5,411,891

		Total India (Cost: $20,831,710)	18,266,079

		Indonesia (6.1%)
IDR	27,406,000,000	Indonesia Treasury Bond, 5.625%, due 05/15/23	1,643,112
IDR	84,470,000,000	Indonesia Treasury Bond, 7.875%, due 04/15/19	6,014,943
IDR	83,658,000,000	Indonesia Treasury Bond, 8.375%, due 03/15/24	5,976,497
IDR	24,656,000,000	Indonesia Treasury Bond, 9%, due 03/15/29	1,787,874

		Total Indonesia (Cost: $17,435,289)	15,422,426

		Malaysia (8.7%)
MYR	6,809,000	Malaysia Government Bond, 3.48%, due 03/15/23	1,520,772
MYR	21,700,000	Malaysia Government Bond, 3.659%, due 10/15/20	5,034,036
MYR	10,500,000	Malaysia Government Bond, 3.759%, due 03/15/19	2,456,660

See accompanying notes to financial statements.

27

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Malaysia (Continued)
MYR	24,535,000	Malaysia Government Bond, 3.795%, due 09/30/22	$5,615,528
MYR	10,047,000	Malaysia Government Bond, 4.16%, due 07/15/21	2,356,227
MYR	5,120,000	Malaysia Government Bond, 4.181%, due 07/15/24	1,192,435
MYR	10,848,000	Malaysia Government Bond, 4.378%, due 11/29/19	2,586,122
MYR	2,341,000	Malaysia Government Bond, 4.392%, due 04/15/26	551,056
MYR	4,200,000	Malaysia Government Bond, 4.498%, due 04/15/30	991,353

		Total Malaysia (Cost: $24,082,227)	22,304,189

		Mexico (9.8%)
MXN	33,463,244	Mexican UDIBONOS Government Bond, 4.5%, due 12/04/25	2,301,101
MXN	54,200,000	Mexican BONOS Government Bond, 5.75%, due 03/05/26	3,178,089
MXN	75,120,000	Mexican BONOS Government Bond, 8%, due 06/11/20	5,073,097
MXN	43,200,000	Mexican BONOS Government Bond, 8%, due 12/07/23	2,961,240
MXN	76,550,000	Mexican BONOS Government Bond, 8.5%, due 12/13/18	5,139,547
MXN	89,180,000	Mexican BONOS Government Bond, 8.5%, due 05/31/29	6,429,107

		Total Mexico (Cost: $26,024,746)	25,082,181

		Romania (4.7%)
RON	5,300,000	Romania Government Bond, 4.75%, due 02/24/25	1,457,134
RON	13,920,000	Romania Government Bond, 5.8%, due 07/26/27	4,057,364
RON	22,300,000	Romania Government Bond, 5.85%, due 04/26/23	6,515,126

		Total Romania (Cost: $12,108,832)	12,029,624

		Russia (5.7%)
RUB	136,200,000	Russian Federal Bond — OFZ, 7.5%, due 03/15/18	2,026,406
RUB	221,400,000	Russian Federal Bond — OFZ, 6.8%, due 12/11/19	3,110,927
RUB	495,959,000	Russian Federal Bond — OFZ, 6.4%, due 05/27/20	6,804,893
RUB	175,700,000	Russian Federal Bond — OFZ, 7.6%, due 04/14/21	2,497,382

		Total Russia (Cost: $16,177,968)	14,439,608

		Serbia (3.2%)
RSD	108,500,000	Serbia Treasury Bond, 10%, due 04/25/16	1,023,049
RSD	279,000,000	Serbia Treasury Bond, 10%, due 06/12/16	2,649,207
RSD	150,000,000	Serbia Treasury Bond, 10%, due 06/27/16	1,425,743
RSD	159,500,000	Serbia Treasury Bond, 10%, due 10/17/16	1,538,517
RSD	150,000,000	Serbia Treasury Bond, 10%, due 03/02/18	1,509,219

		Total Serbia (Cost: $7,860,374)	8,145,735

		South Africa (9.2%)
ZAR	39,064,000	South Africa Government Bond, 6.75%, due 03/31/21	2,693,623
ZAR	34,900,000	South Africa Government Bond, 7.25%, due 01/15/20	2,489,092
ZAR	80,300,000	South Africa Government Bond, 8%, due 01/31/30	5,469,274
ZAR	4,700,000	South Africa Government Bond, 8.25%, due 09/15/17	347,571
ZAR	2,700,000	South Africa Government Bond, 8.25%, due 09/15/17	199,669
ZAR	20,500,000	South Africa Government Bond, 8.5%, due 01/31/37	1,411,049
ZAR	36,520,000	South Africa Government Bond, 8.75%, due 02/28/48	2,554,174

See accompanying notes to financial statements.

28

TCW Emerging Markets Local Currency Income Fund

October 31, 2015

	Principal Amount	Fixed Income Securities	Value
		South Africa (Continued)
ZAR	58,207,000	South Africa Government Bond, 10.5%, due 12/21/26	$4,871,608
ZAR	42,200,000	South Africa Government Bond, 10.5%, due 12/21/26	3,531,909

		Total South Africa (Cost: $26,260,876)	23,567,969

		Thailand (3.3%)
THB	34,000,000	Thailand Government Bond, 3.58%, due 12/17/27	1,032,690
THB	126,850,000	Thailand Government Bond, 3.625%, due 06/16/23	3,809,694
THB	88,280,000	Thailand Government Bond, 3.65%, due 12/17/21	2,648,746
THB	24,300,000	Thailand Government Bond, 4.875%, due 06/22/29	838,023

		Total Thailand (Cost: $8,885,788)	8,329,153

		Turkey (9.9%)
TRY	10,960,000	Turkey Government Bond, 6.3%, due 02/14/18	3,493,603
TRY	24,500,000	Turkey Government Bond, 7.1%, due 03/08/23	7,304,729
TRY	7,300,000	Turkey Government Bond, 8.2%, due 11/16/16	2,460,328
TRY	5,450,000	Turkey Government Bond, 8.3%, due 06/20/18	1,799,758
TRY	8,900,000	Turkey Government Bond, 9%, due 07/24/24	2,932,941
TRY	17,800,000	Turkey Government Bond, 9.4%, due 07/08/20	6,037,059
TRY	3,835,000	Turkey Government Bond, 10.7%, due 02/24/16	1,318,462

		Total Turkey (Cost: $26,609,311)	25,346,880

		Total Fixed Income Securities (Cost: $262,585,451) (93.6%)	238,846,131

	Notional Amount	Currency Options
	$100,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (2)	353
	3,260,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (3)	11,504
	5,100,000	EUR Call / USD Put, Strike Price EUR 1.14, Expires 11/19/15 (2)	3,861

		Total Currency Options (Cost: $80,484) (0%)	15,718

	Number of Shares	Money Market Investments
	5,339,672	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (4)	5,339,672

		Total Money Market Investments (Cost: $5,339,672) (2.1%)	5,339,672

		Total Investments (Cost: $268,005,607) (95.7%)	244,201,521
		Excess of Other Assets over Liabilities (4.3%)	11,102,525

		Total Net Assets (100.0%)	$255,304,046

See accompanying notes to financial statements.

29

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (5)
Bank of America	IDR	31,809,000,000	11/27/15	$2,300,000	$2,308,021	$8,021
Bank of America	MYR	21,005,000	11/09/15	5,013,126	4,886,234	(126,892)
Bank of America	MYR	10,774,400	12/21/15	2,485,444	2,499,683	14,239
Bank of America	PLN	14,092,930	12/22/15	3,700,000	3,653,411	(46,589)
Bank of America	SGD	7,057,500	11/09/15	5,000,000	5,038,038	38,038
Bank of America	THB	132,497,000	01/27/16	3,700,000	3,714,295	14,295
Bank of America	THB	184,750,000	04/08/16	5,000,000	5,169,704	169,704
Citibank N.A.	MXN	39,515,150	11/27/15	2,300,000	2,386,568	86,568
Citibank N.A.	MXN	43,690,875	01/06/16	2,640,889	2,631,483	(9,406)
Citibank N.A.	PEN	4,664,640	11/06/15	1,376,000	1,419,531	43,531
Citibank N.A.	PHP	58,925,000	12/02/15	1,250,000	1,256,464	6,464
Citibank N.A.	PLN	45,257,770	12/22/15	12,210,000	11,732,494	(477,506)
Citibank N.A.	RUB	150,385,500	09/02/16	2,070,000	2,170,098	100,098
Citibank N.A.	THB	84,594,000	12/28/15	2,300,000	2,373,712	73,712
Citibank N.A.	TRY	14,908,850	12/21/15	5,032,165	5,048,247	16,082
Morgan Stanley & Co., Inc.	BRL	17,763,750	01/04/16	4,500,000	4,532,725	32,725
Morgan Stanley & Co., Inc.	COP	3,229,050,000	12/22/15	1,100,000	1,110,139	10,139
Morgan Stanley & Co., Inc.	KRW	5,639,812,000	12/22/15	5,018,028	4,939,046	(78,982)
Morgan Stanley & Co., Inc.	MXN	13,651,360	01/06/16	820,000	822,216	2,216
Morgan Stanley & Co., Inc.	PEN	3,769,760	11/06/15	1,120,452	1,147,204	26,752
Morgan Stanley & Co., Inc.	THB	81,638,500	04/08/16	2,300,001	2,284,422	(15,579)

				$71,236,105	$71,123,735	$(112,370)

SELL (6)
Bank of America	COP	7,278,200,000	12/22/15	$2,410,000	$2,502,226	$(92,226)
Bank of America	INR	1,257,768,000	12/07/15	19,100,000	19,129,825	(29,825)
Bank of America	KRW	2,809,040,000	12/22/15	2,405,000	2,460,007	(55,007)
Bank of America	MYR	21,005,000	11/09/15	5,000,000	4,886,234	113,766
Bank of America	MYR	10,774,400	12/21/15	2,600,000	2,499,683	100,317
Bank of America	SGD	7,057,500	11/09/15	5,103,037	5,038,038	64,999
Citibank N.A.	BRL	37,439,925	01/04/16	9,050,000	9,553,438	(503,438)
Citibank N.A.	MXN	39,515,150	11/27/15	2,333,824	2,386,568	(52,744)
Citibank N.A.	PEN	8,434,400	11/06/15	2,600,000	2,566,735	33,265
Citibank N.A.	TRY	14,908,850	12/21/15	4,900,000	5,048,247	(148,247)
Morgan Stanley & Co., Inc.	KRW	2,830,772,000	12/22/15	2,380,000	2,479,039	(99,039)
Morgan Stanley & Co., Inc.	MXN	57,342,235	01/06/16	3,370,000	3,453,699	(83,699)

				$61,251,861	$62,003,739	$(751,878)

See accompanying notes to financial statements.

30

TCW Emerging Markets Local Currency Income Fund

October 31, 2015

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
COP -	Colombian Peso.
EUR -	Euro Currency.
HUF -	Hungarian Forint.
IDR -	Indonesian Rupiah.
INR -	Indian Rupee.
KRW -	South Korean Won.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
PEN -	Peruvian Nouveau Sol.
PHP -	Philippines Peso.
PLN -	Polish Zloty.
RON -	New Romanian Leu.
RSD -	Serbian Dinar.
RUB -	Russian Ruble.
SGD -	Singapore Dollar.
THB -	Thai Baht.
TRY -	New Turkish Lira.
ZAR -	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2015, the value of these securities amounted to $758,812 or 0.3% of net assets.
(2)	Over-the-counter traded option; Counterparty — Bank of America.
(3)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(5)	Fund buys foreign currency, sells U.S. Dollar.
(6)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

31

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Diversified Financial Services	2.7%
Electric	2.2
Foreign Government Bonds	88.7
Purchased Options	0.0 *
Money Market Investments	2.1

Total	95.7%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2015

	Principal Amount	Fixed Income Securities	Value
		Argentina (2.6% of Net Assets)
	$180,000	Argentine Republic Government International Bond, 0%, due 12/15/35	$17,595
EUR	195,000	Argentine Republic Government International Bond, 2.26%, due 12/31/38 (1)	120,240
EUR	165,132	Argentine Republic Government International Bond, 7.82%, due 12/31/33 (1)	188,798
	$154,224	Argentine Republic Government International Bond, 8.28%, due 12/31/33 (1)	171,960
	70,102	Argentine Republic Government International Bond, 8.28%, due 12/31/33 (1)	78,164
	363,000	Argentine Republic Government International Bond, 8.75%, due 06/02/17 (1)	398,392
	150,000	Provincia de Buenos Aires, (144A), 9.95%, due 06/09/21 (2)	154,742

		Total Argentina (Cost: $982,425)	1,129,891

		Brazil (2.1%)
	100,000	Brazilian Government International Bond, 4.875%, due 01/22/21	98,850
	330,000	Brazilian Government International Bond, 5.625%, due 01/07/41	269,742
	445,000	Petrobras Global Finance BV, 4.875%, due 03/17/20	364,900
	52,000	Petrobras Global Finance BV, 5.875%, due 03/01/18	49,244
	150,000	Vale Overseas, Ltd., 6.875%, due 11/21/36	122,865

		Total Brazil (Cost: $1,009,260)	905,601

		Chile (1.5%)
	250,000	Empresa Electrica Angamos S.A., (144A), 4.875%, due 05/25/29 (2)	234,000
	200,000	Latam Airlines Group S.A., (144A), 7.25%, due 06/09/20 (2)	186,600
	230,000	Latam Airlines Pass-Through Trust (2015-1), (144A), 4.2%, due 11/15/27 (2)	219,949

		Total Chile (Cost: $678,438)	640,549

		China (Cost: $205,042) (0.5%)
	200,000	Shimao Property Holdings Ltd, (Reg. S), 6.625%, due 01/14/20 (3)	208,700

		Colombia (2.0%)
	170,000	Bancolombia S.A., 5.125%, due 09/11/22	169,320
	100,000	Colombia Government International Bond, 4%, due 02/26/24	98,350
	200,000	Colombia Government International Bond, 4.5%, due 01/28/26	198,700
	200,000	Colombia Government International Bond, 5%, due 06/15/45	178,500
	200,000	Colombia Telecomunicaciones S.A. ESP, (Reg. S), 5.375%, due 09/27/22 (3)	179,000
	55,000	Ecopetrol S.A., 5.375%, due 06/26/26	51,480

		Total Colombia (Cost: $923,345)	875,350

		Costa Rica (Cost: $197,300) (0.4%)
	200,000	Costa Rica Government International Bond, (Reg. S), 7%, due 04/04/44 (3)	180,750

		Croatia (1.4%)
	200,000	Croatia Government International Bond, (Reg. S), 5.5%, due 04/04/23 (3)	206,750
	400,000	Croatia Government International Bond, (Reg. S), 6%, due 01/26/24 (3)	426,000

		Total Croatia (Cost: $636,459)	632,750

		Dominican Republic (1.3%)
	150,000	Dominican Republic International Bond, (144A), 5.5%, due 01/27/25 (2)	148,875
	200,000	Dominican Republic International Bond, (144A), 6.85%, due 01/27/45 (2)	199,000
	200,000	Dominican Republic International Bond, (Reg. S), 5.875%, due 04/18/24 (3)	204,860

		Total Dominican Republic (Cost: $558,205)	552,735

See accompanying notes to financial statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value
		Greece (Cost: $103,759) (0.2%)
EUR	103,000	Hellenic Republic Government Bond, (Reg. S), 4.75%, due 04/17/19 (3)	$104,210

		Guatemala (0.8%)
	$250,000	Comcel Trust via Comunicaciones Celulares S.A., (Reg. S), 6.875%, due 02/06/24 (3)	202,500
	180,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (2)	164,939

		Total Guatemala (Cost: $438,019)	367,439

		Hungary (1.8%)
	80,000	Hungary Government International Bond, 5.375%, due 03/25/24	88,528
	200,000	Hungary Government International Bond, 5.75%, due 11/22/23	225,750
	475,000	Magyar Export-Import Bank Zrt, (144A), 4%, due 01/30/20 (2)	484,595

		Total Hungary (Cost: $779,299)	798,873

		India (2.2%)
INR	15,000,000	Export-Import Bank of India, 8.87%, due 10/30/29	246,444
	$100,000	ICICI Bank, Ltd., (Reg. S), 6.375%, due 04/30/22 (3)(4)	102,935
INR	9,840,000	India Government Bond, 7.28%, due 06/03/19	150,059
INR	13,000,000	Power Finance Corp., Ltd., 8.98%, due 10/08/24	207,108
INR	7,000,000	Rural Electrification Corp., Ltd., 8.3%, due 04/10/25	108,238
	$200,000	Vedanta Resources PLC, (Reg. S), 6%, due 01/31/19 (3)	161,500

		Total India (Cost: $1,021,605)	976,284

		Indonesia (2.2%)
	200,000	Indonesia Government International Bond, (144A), 5.125%, due 01/15/45 (2)	187,000
	200,000	Pertamina Persero PT, (Reg. S), 4.3%, due 05/20/23 (3)	188,720
	200,000	Perusahaan Gas Negara Persero Tbk PT, (144A), 5.125%, due 05/16/24 (2)	198,825
	200,000	Perusahaan Penerbit SBSN Indonesia III, (144A), 4.35%, due 09/10/24 (2)	195,480
	200,000	Perusahaan Penerbit SBSN Indonesia III, (Reg. S), 4.325%, due 05/28/25 (3)	194,500

		Total Indonesia (Cost: $981,689)	964,525

		Ivory Coast (Cost: $195,910) (0.4%)
	200,000	Ivory Coast Government International Bond, (144A), 6.375%, due 03/03/28 (2)	185,250

		Kazakhstan (Cost: $197,952) (0.5%)
	200,000	Kazakhstan Government International Bond, (144A), 5.125%, due 07/21/25 (2)	200,000

		Lebanon (0.8%)
	250,000	Lebanon Government International Bond, (Reg. S), 5.8%, due 04/14/20 (3)	250,500
	115,000	Lebanon Government International Bond, (Reg. S), 6%, due 05/20/19 (3)	117,126

		Total Lebanon (Cost: $373,021)	367,626

		Mexico (1.4%)
	200,000	Alfa S.A.B. de C.V., (Reg. S), 6.875%, due 03/25/44 (3)	200,500
	200,000	Cemex S.A.B. de C.V., (144A), 6.5%, due 12/10/19 (2)	204,000
	100,000	Controladora Mabe S.A. de C.V., (Reg. S), 7.875%, due 10/28/19 (3)	109,550
	100,000	Mexico Government International Bond, 3.6%, due 01/30/25	99,625

		Total Mexico (Cost: $611,676)	613,675

See accompanying notes to financial statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2015

	Principal Amount	Fixed Income Securities	Value
		Pakistan (Cost: $199,000) (0.5%)
	$200,000	Pakistan Government International Bond, (144A), 8.25%, due 04/15/24 (2)	$213,280

		Panama (Cost: $249,130) (0.6%)
	250,000	Global Bank Corp., (144A), 5.125%, due 10/30/19 (2)	253,750

		Paraguay (1.2%)
	150,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (2)	152,795
	150,000	Banco Regional SAECA, (144A), 8.125%, due 01/24/19 (2)	154,500
	200,000	Republic of Paraguay, (Reg. S), 6.1%, due 08/11/44 (3)	204,000

		Total Paraguay (Cost: $503,916)	511,295

		Peru (1.6%)
	100,000	BBVA Banco Continental S.A., (144A), 5.25%, due 09/22/29 (2)(4)	100,250
	250,000	Corp. Financiera de Desarrollo S.A., (144A), 5.25%, due 07/15/29 (2)(4)	250,500
	145,000	Peruvian Government International Bond, 4.125%, due 08/25/27	146,088
	150,000	Union Andina de Cementos SAA, (144A), 5.875%, due 10/30/21 (2)	150,937
	75,000	Volcan Cia Minera SAA, (Reg. S), 5.375%, due 02/02/22 (3)	67,500

		Total Peru (Cost: $721,697)	715,275

		Romania (0.8%)
EUR	100,000	Romanian Government International Bond, (144A), 2.75%, due 10/29/25 (2)	111,984
EUR	100,000	Romanian Government International Bond, (144A), 3.875%, due 10/29/35 (2)	112,951
	$100,000	Romanian Government International Bond, (Reg. S), 4.875%, due 01/22/24 (3)	108,981

		Total Romania (Cost: $333,996)	333,916

		Russia (2.2%)
	200,000	Gazprom OAO via Gaz Capital S.A., (Reg. S), 4.95%, due 07/19/22 (3)	194,000
	200,000	Russian Foreign Bond — Eurobond, (Reg. S), 4.5%, due 04/04/22 (3)	205,090
	200,000	Russian Foreign Bond — Eurobond, (Reg. S), 5%, due 04/29/20 (3)	210,700
	200,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.18%, due 06/28/19 (3)	203,529
	200,000	Sberbank of Russia via SB Capital S.A., (Reg. S), 5.25%, due 05/23/23 (3)	177,250

		Total Russia (Cost: $971,056)	990,569

		Serbia (1.0%)
	200,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (3)	207,540
	200,000	Republic of Serbia, (Reg. S), 5.875%, due 12/03/18 (3)	212,750

		Total Serbia (Cost: $417,759)	420,290

		Slovenia (Cost: $229,503) (0.5%)
	200,000	Slovenia Government International Bond, (Reg. S), 5.5%, due 10/26/22 (3)	227,082

		South Africa (1.1%)
	200,000	Gold Fields Orogen Holding BVI, Ltd., (Reg. S), 4.875%, due 10/07/20 (3)	164,220
	200,000	Myriad International Holdings BV, (144A), 5.5%, due 07/21/25 (2)	197,000
EUR	100,000	South Africa Government International Bond, 3.75%, due 07/24/26	109,261

		Total South Africa (Cost: $498,049)	470,481

See accompanying notes to financial statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	South Korea (Cost: $200,000) (0.5%)
$200,000	Woori Bank, (144A), 5%, due 06/10/45 (2)(4)	$200,547

	Sri Lanka (0.9%)
300,000	Sri Lanka Government International Bond, (144A), 6.125%, due 06/03/25 (2)	283,650
100,000	Sri Lanka Government International Bond, (Reg. S), 6.25%, due 10/04/20 (3)	100,775

	Total Sri Lanka (Cost: $403,502)	384,425

	Turkey (1.8%)
200,000	Hazine Mustesarligi Varlik Kiralama AS, (144A), 4.489%, due 11/25/24 (2)	196,610
250,000	Turkey Government International Bond, 3.25%, due 03/23/23	232,927
350,000	Turkey Government International Bond, 5.125%, due 03/25/22	366,800

	Total Turkey (Cost: $816,634)	796,337

	Ukraine (Cost: $575,000) (1.1%)
575,000	Ukraine Government International Bond, (Reg. S), 6.875%, due 12/01/15 (1)(3)	465,750

	United Arab Emirates (Cost: $226,405) (0.5%)
200,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37 (3)	212,720

	Uruguay (0.4%)
100,000	Uruguay Government International Bond, 4.375%, due 10/27/27	99,600
100,000	Uruguay Government International Bond, 5.1%, due 06/18/50	90,250

	Total Uruguay (Cost: $201,627)	189,850

	Venezuela (0.7%)
700,000	Petroleos de Venezuela S.A., (Reg. S), 6%, due 11/15/26 (3)	248,010
205,000	Venezuela Government International Bond, (Reg. S), 8.25%, due 10/13/24 (3)	78,925

	Total Venezuela (Cost: $623,547)	326,935

	Vietnam (Cost: $205,481) (0.4%)
200,000	Vietnam Government International Bond, (144A), 4.8%, due 11/19/24 (2)	195,720

	Total Fixed Income Securities (Cost: $17,269,706) (37.9%)	16,612,430

Number of Shares	Preferred Stock
	Chile (Cost: $164,221) (0.4%)
49,700	Embotelladora Andina S.A., 2.18%	182,434

	Total Preferred Stock (Cost: $164,221) (0.4%)	182,434

	Common Stock
	Brazil (Cost: $157,114) (0.3%)
27,500	Ambev S.A. (ADR)	133,925

See accompanying notes to financial statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2015

Number of Shares	Common Stock	Value
	China (14.3%)
56,200	AIA Group, Ltd.	$329,179
197,600	Beijing Enterprises Water Group, Ltd. (5)	156,008
845,000	China Construction Bank Corp. — Class H	612,458
96,800	China Everbright International, Ltd.	155,894
239,000	China Minsheng Banking Corp., Ltd.	240,815
49,520	China Mobile, Ltd.	593,458
500,200	Cosmo Lady China Holdings Co., Ltd., (2)	500,839
457,500	CT Environmental Group, Ltd.	163,934
110,500	Guangdong Investment, Ltd.	155,413
28,300	Hengan International Group Co., Ltd.	304,523
223,216	HKT Trust & HKT, Ltd.	267,568
1,179,460	Industrial & Commercial Bank of China, Ltd. — Class H	748,186
15,226	JD.com, Inc. (ADR) (5)	420,542
30,750	MTR Corp., Ltd.	139,512
52,700	Ping An Insurance Group Co. of China, Ltd. — Class H	296,176
237,700	Sihuan Pharmaceutical Holdings Group, Ltd.	40,527
61,612	Tencent Holdings, Ltd.	1,158,253

	Total China (Cost: $6,000,243)	6,283,285

	Czech Republic (Cost: $318,144) (0.7%)
1,405	Komercni banka as	292,520

	Egypt (2.1%)
89,626	Commercial International Bank Egypt SAE	592,516
8,350	Eastern Tobacco	213,168
24,500	ElSwedy Electric Co. (5)	128,174

	Total Egypt (Cost: $941,650)	933,858

	Hungary (Cost: $500,496) (1.1%)
25,430	OTP Bank PLC	494,026

	India (9.7%)
20,000	Aurobindo Pharma, Ltd.	254,515
64,675	Bharti Infratel, Ltd.	385,121
29,700	Canara Bank	124,812
33,100	Divi’s Laboratories, Ltd.	581,073
16,750	Glenmark Pharmaceuticals, Ltd.	253,415
33,350	Hindustan Petroleum Corp., Ltd.	392,958
22,350	Housing Development Finance Corp., Ltd.	427,905
113,800	ITC, Ltd.	581,033
35,350	Power Finance Corp., Ltd.	129,063
17,500	SKS Microfinance, Ltd. (5)	114,581
137,150	State Bank of India	496,057
79,000	Zee Entertainment Enterprises, Ltd.	492,476

	Total India (Cost: $4,142,135)	4,233,009

See accompanying notes to financial statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Indonesia (Cost: $438,324) (0.4%)
6,880,000	Multipolar Tbk PT	$164,231

	Jordan (Cost: $109,530) (0.2%)
3,200	Hikma Pharmaceuticals PLC	106,825

	Kenya (Cost: $361,886) (1.0%)
2,973,000	Safari.com, Ltd.	415,789

	Malaysia (0.8%)
8,300	British American Tobacco Malaysia BHD	119,284
332,129	My EG Services BHD	228,065

	Total Malaysia (Cost: $392,336)	347,349

	Mexico (2.3%)
114,150	Controladora Vuela Cia de Aviacion S.A.B. de C.V. (5)	194,132
4,300	Fomento Economico Mexicano S.A.B. de C.V. (SP ADR) (5)	426,087
7,720	Gruma S.A.B. de C.V. — Class B	118,401
46,700	Grupo Financiero Banorte S.A.B. de C.V.	249,848

	Total Mexico (Cost: $966,404)	988,468

	Nigeria (Cost: $225,525) (0.5%)
297,594	Nigerian Breweries PLC	204,426

	Pakistan (2.1%)
54,500	Engro Corp., Ltd.	157,128
105,010	Fauji Fertilizer Co., Ltd.	125,003
238,939	Habib Bank, Ltd.	474,436
31,000	Lucky Cement, Ltd.	158,611

	Total Pakistan (Cost: $859,255)	915,178

	Philippines (Cost: $400,863) (0.9%)
94,400	Universal Robina Corp.	404,093

	Poland (Cost: $157,501) (0.3%)
2,950	Bank Pekao S.A.	115,082

	Russia (3.4%)
13,155	Magnit PJSC (GDR)	598,816
767,000	Magnitogorsk Iron & Steel Works OJSC	289,395
4,985	NOVATEK OAO (GDR)	455,878
111,475	Sberbank of Russia	157,179

	Total Russia (Cost: $1,574,147)	1,501,268

	South Africa (2.5%)
17,400	Mr Price Group, Ltd.	267,806
8,921	MTN Group, Ltd.	101,800
4,100	Naspers, Ltd. — N Shares	599,980

See accompanying notes to financial statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2015

Number of Shares	Common Stock	Value
	South Africa (Continued)
23,100	Steinhoff International Holdings, Ltd.	$141,551

	Total South Africa (Cost: $974,838)	1,111,137

	South Korea (4.0%)
770	BGF retail Co., Ltd.	114,684
1,550	CJ E&M Corp. (5)	113,276
2,700	GS Retail Co., Ltd.	136,088
410	Hyundai Mobis	86,194
1,180	Hyundai Motor Co.	161,182
12,580	KB Financial Group, Inc.	398,552
3,500	Korea Electric Power Corp.	157,586
320	LG Household & Health Care, Ltd.	264,791
269	Samsung Electronics Co., Ltd.	322,646

	Total South Korea (Cost: $1,901,758)	1,754,999

	Taiwan (5.3%)
423,330	Cathay Financial Holding Co., Ltd.	602,989
23,300	Chlitina Holding, Ltd.	189,918
5,627	Hermes Microvision, Inc.	215,708
3,204	Largan Precision Co., Ltd.	248,979
191,012	Taiwan Semiconductor Manufacturing Co., Ltd.	804,861
12,500	Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	274,500

	Total Taiwan (Cost: $2,342,410)	2,336,955

	Thailand (Cost: $150,332) (0.3%)
86,500	KCE Electronics PCL (ADR)	150,179

	Turkey (0.9%)
120,000	Turk Telekomunikasyon A.S.	259,180
54,350	Turkiye Garanti Bankasi A.S.	140,919

	Total Turkey (Cost: $439,787)	400,099

	United Arab Emirates (Cost: $233,603) (0.5%)
10,000	DP World, Ltd.	202,088

	Total Common Stocks (Cost: $23,588,281) (53.6%)	23,488,789

	Participation Notes
	Saudi Arabia (1.4%)
8,200	Al Mouwasat Medical Services (HSBC) (expires 4/16/18)	253,619
6,300	Bupa Arabia For Cooperative Insurance (HSBC) (expires 2/6/19)	390,613

	Total Saudi Arabia (Cost: $694,877)	644,232

	Total Participation Notes (Cost: $694,877) (1.4%)	644,232

See accompanying notes to financial statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Notional Amount	Currency Options	Value
$ 10,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (6)	$36
229,000	EUR Call / USD Put, Strike Price EUR 1.12, Expires 11/23/15 (7)	808

	Total Currency Options (Cost: $2,504) (0%)	844

Number of Shares	Money Market Investments
2,584,057	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (8)	2,584,057

	Total Money Market Investments (Cost: $2,584,057) (5.9%)	2,584,057

	Total Investments (Cost: $44,303,646) (99.2%)	43,512,786
	Excess of Other Assets over Liabilities (0.8%)	333,385

	Total Net Assets (100.0%)	$43,846,171

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Morgan Stanley & Co., Inc.	KRW	213,355,400	12/22/15	$189,833	$186,845	$(2,988)

				$189,833	$186,845	$(2,988)

SELL (10)
Bank of America	INR	48,261,600	12/07/15	$735,000	$734,027	$973
Bank of America	KRW	105,120,000	12/22/15	90,000	92,058	(2,058)
Morgan Stanley & Co., Inc.	KRW	108,235,400	12/22/15	91,000	94,787	(3,787)

				$916,000	$920,872	$(4,872)

See accompanying notes to financial statements.

40

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2015

Notes to the Schedule of Investments:

EUR -	Euro Currency.
INR -	Indian Rupee.
KRW -	South Korean Won.
ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
OJSC -	Open Joint-Stock Company.
PJSC -	Private Joint-Stock Company.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2015, the value of these securities amounted to $6,038,568 or 13.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2015, the value of these securities amounted to $6,326,923 or 14.4% of net assets.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2015.
(5)	Non-income producing security.
(6)	Over-the-counter traded option; Counterparty — Bank of America.
(7)	Over-the-counter traded option; Counterparty — Citigroup Global Market, Inc.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

41

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Agriculture	2.1%
Airlines	1.3
Apparel	1.7
Auto Manufacturers	0.4
Auto Parts & Equipment	0.2
Banks	15.1
Beverages	2.2
Building Materials	1.2
Chemicals	0.6
Commercial Services	1.0
Computers	0.4
Cosmetics/Personal Care	1.0
Diversified Financial Services	3.8
Electric	1.0
Electrical Components & Equipment	0.8
Electronics	0.3
Environmental Control	0.8
Food	2.6
Foreign Government Bonds	22.3
Gas	0.5
Healthcare-Products	0.7
Healthcare-Services	0.5
Holding Companies — Diversified	0.5
Home Furnishings	0.3
Household Products/Wares	0.2
Insurance	3.7
Internet	4.1
Iron & Steel	1.0
Media	3.2
Mining	1.0
Miscellaneous Manufacturers	0.6
Oil & Gas	4.3
Pharmaceuticals	2.8
Real Estate	0.5
Regional (State & Province)	0.4
Retail	0.6
Semiconductors	3.1
Telecommunications	5.4
Transportation	0.3
Water	0.8
Money Market Investments	5.9

Total	99.2%

See accompanying notes to financial statements.

42

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2015

Country	Percentage of Net Assets
Argentina	2.6%
Brazil	2.4
Chile	1.9
China	14.8
Colombia	2.0
Costa Rica	0.4
Croatia	1.4
Czech Republic	0.7
Dominican Republic	1.3
Egypt	2.1
Greece	0.2
Guatemala	0.8
Hungary	2.9
India	11.9
Indonesia	2.6
Ivory Coast	0.4
Jordan	0.2
Kazakhstan	0.5
Kenya	1.0
Lebanon	0.8
Malaysia	0.8
Mexico	3.7
Nigeria	0.5
Pakistan	2.6
Panama	0.6
Paraguay	1.2
Peru	1.6
Philippines	0.9
Poland	0.3
Romania	0.8
Russia	5.6
Saudi Arabia	1.4
Serbia	1.0
Slovenia	0.5
South Africa	3.6
South Korea	4.5
Sri Lanka	0.9
Taiwan	5.3
Thailand	0.3
Turkey	2.7
Ukraine	1.1
United Arab Emirates	1.0
United States	5.9
Uruguay	0.4
Venezuela	0.7
Vietnam	0.4

Total	99.2%

See accompanying notes to financial statements.

43

TCW International Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Belgium (Cost: $14,783) (0.5% of Net Assets)
101	Solvay S.A.	$11,462

	Canada (2.2%)
310	Alimentation Couche-Tard, Inc. — Class B	13,328
30	Constellation Software, Inc.	12,955
215	Dollarama, Inc.	14,515
250	Loblaw Cos., Ltd.	13,166

	Total Canada (Cost: $53,410)	53,964

	China (3.6%)
2,000	AIA Group, Ltd.	11,715
40,000	China Animal Healthcare, Ltd. (1)	2,374
110	China Biologic Products, Inc. (1)	12,533
12,400	Cosmo Lady China Holdings Co., Ltd. (1)	12,416
875	JD.com, Inc. (ADR)(1)	24,167
1,373	Tencent Holdings, Ltd.	25,811

	Total China (Cost: $124,549)	89,016

	Denmark (2.3%)
425	Danske Bank A/S	11,747
479	Novo Nordisk A/S (SP ADR)	25,473
175	Pandora A/S	20,288

	Total Denmark (Cost: $54,063)	57,508

	Egypt (1.0%)
1,858	Commercial International Bank Egypt SAE	12,283
500	Eastern Tobacco	12,765

	Total Egypt (Cost: $25,442)	25,048

	Finland (Cost: $13,099) (0.6%)
731	UPM-Kymmene OYJ	13,747

	France (7.9%)
253	Atos SE	20,232
500	AXA SA	13,405
2,400	Bollore SA	11,918
370	Bouygues S.A.	14,048
135	Cap Gemini S.A.	12,058
395	Dassault Systemes	31,302
1,635	Orange S.A.	28,959
125	Renault S.A.	11,832
525	Sanofi (ADR)	26,429
350	SCOR SE	13,073
590	Veolia Environnement S.A.	13,768

	Total France (Cost: $188,266)	197,024

See accompanying notes to financial statements.

44

TCW International Growth Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Germany (6.3%)
960	alstria office REIT-AG	$13,455
135	Amadeus Fire AG	11,316
145	Deutsche Boerse AG	13,430
720	Deutsche Telekom AG	13,548
330	Evonik Industries AG	12,037
375	Fresenius Medical Care AG & Co., KGaA	33,906
190	Merck KGaA	18,634
240	ProSiebenSat.1 Media SE	13,028
770	TUI AG	14,367
390	Vonovia SE	13,059

	Total Germany (Cost: $153,087)	156,780

	Hungary (Cost: $12,414) (0.5%)
635	OTP Bank PLC	12,336

	India (4.0%)
2,750	Canara Bank	11,557
1,670	Glenmark Pharmaceuticals, Ltd.	25,266
915	Hindustan Petroleum Corp., Ltd.	10,781
1,290	Housing Development Finance Corp.	24,698
2,620	ITC, Ltd.	13,377
1,725	LIC Housing Finance, Ltd.	12,595

	Total India (Cost: $97,780)	98,274

	Ireland (4.7%)
429	Allegion PLC	27,958
450	CRH PLC (SP ADR)	12,312
2,289	James Hardie Industries PLC (ADR)	29,646
307	Ryanair Holdings PLC (SP ADR)	24,014
105	Shire PLC (ADR)	23,840

	Total Ireland (Cost: $116,390)	117,770

	Italy (4.6%)
210	Ei Towers SpA	12,790
260	EXOR SpA	12,953
3,430	FinecoBank Banca Fineco SpA (1)	26,042
5,150	Intesa Sanpaolo SpA	17,999
180	Luxottica Group SpA	12,675
9,700	Telecom Italia SpA (1)	13,594
2,850	UniCredit SpA	18,486

	Total Italy (Cost: $111,715)	114,539

	Japan (19.0%)
800	Alfresa Holdings Corp.	15,340
782	Alps Electric Co., Ltd.	24,272
4,000	ANA Holdings, Inc.	11,944
740	ASKUL Corp.	27,161

See accompanying notes to financial statements.

45

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Japan (Continued)
900	Chugoku Electric Power Co., Inc. (The)	$13,600
1,200	COOKPAD, Inc.	22,833
1,200	Dai Nippon Printing Co., Ltd.	12,410
1,100	Dai-ichi Life Insurance Co., Ltd. (The)	19,028
459	Dentsu, Inc.	25,803
1,300	Dip Corp.	22,980
100	East Japan Railway Co.	9,507
300	FamilyMart Co., Ltd.	12,263
340	GMO Payment Gateway, Inc.	13,390
300	Japan Airlines Co., Ltd.	11,302
1,200	Japan Exchange Group, Inc.	19,308
2,000	Joyo Bank, Ltd. (The)	10,388
920	M3, Inc.	17,831
300	Makita Corp.	16,437
2,212	Mitsubishi Electric Corp.	23,037
800	Nippon Telegraph & Telephone Corp.	29,328
650	OSG Corp.	12,226
900	Santen Pharmaceutical Co., Ltd.	12,215
2,000	Sanyo Chemical Industries, Ltd.	14,792
300	Shionogi & Co., Ltd.	12,304
400	Sony Corp.	11,370
6,000	Sumitomo Mitsui Trust Holdings, Inc.	23,030
200	Sysmex Corp.	11,431
2,000	Toray Industries, Inc.	17,448

	Total Japan (Cost: $442,690)	472,978

	Mexico (Cost: $13,344) (0.7%)
10,000	Controladora Vuela Cia de Aviacion S.A.B. de C.V. (1)	17,007

	Netherlands (2.5%)
260	ASML Holding NV	24,228
3,300	Koninklijke KPN NV	12,147
200	Randstad Holding NV	11,981
400	Wolters Kluwer NV	13,580

	Total Netherlands (Cost: $65,208)	61,936

	Norway (Cost: $15,818) (0.5%)
775	Statoil ASA (SP ADR)	12,524

	Pakistan (2.1%)
4,850	Engro Corp., Ltd	13,983
8,800	Fauji Fertilizer Co., Ltd.	10,476
7,000	Habib Bank, Ltd.	13,899
2,750	Lucky Cement, Ltd.	14,070

	Total Pakistan (Cost: $50,896)	52,428

	Philippines (Cost: $13,390) (0.5%)
3,030	Universal Robina Corp.	12,970

See accompanying notes to financial statements.

46

TCW International Growth Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Russia (1.2%)
385	Magnit PJSC (GDR)	$17,525
2,283	Magnitogorsk Iron & Steel Works OJSC (GDR)	11,267

	Total Russia (Cost: $28,715)	28,792

	South Africa (Cost: $25,972) (1.2%)
1,300	Mondi PLC	30,116

	South Korea (1.4%)
160	CJ E&M Corp. (1)	11,693
235	GS Retail Co., Ltd.	11,845
1,030	Korean Reinsurance Co.	12,280

	Total South Korea (Cost: $37,326)	35,818

	Spain (4.4%)
217	Aena S.A., (144A) (1)	24,328
450	Amadeus IT Holding S.A.	19,228
10,400	Bankia SA	13,426
310	Bolsas y Mercados Espanoles SHMSF S.A.	11,173
875	Hispania Activos Inmobiliarios S.A. (1)	13,217
400	Industria de Diseno Textil S.A.	15,046
963	Merlin Properties Socimi S.A.	12,397

	Total Spain (Cost: $102,336)	108,815

	Sweden (1.6%)
420	Intrum Justitia AB	15,162
1,000	Nordea Bank AB	11,102
490	Svenska Cellulosa AB — B Shares	14,522

	Total Sweden (Cost: $39,094)	40,786

	Switzerland (6.2%)
90	Actelion, Ltd.	12,527
335	Adecco S.A.	24,971
450	Credit Suisse Group AG	11,254
12	Galenica AG	17,627
400	Gategroup Holding AG	15,039
89	Lonza Group AG	13,099
135	Roche Holding AG	36,753
590	UBS Group AG	11,816
200	Wolseley PLC	11,764

	Total Switzerland (Cost: $153,889)	154,850

	Taiwan (1.1%)
1,750	Chlitina Holding, Ltd.	14,264
7,800	Uni-President Enterprises Corp.	13,188

	Total Taiwan (Cost: $27,122)	27,452

	Thailand (Cost: $8,516) (0.3%)
4,900	KCE Electronics PCL (NVDR)	8,507

See accompanying notes to financial statements.

47

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	United Kingdom (13.1%)
1,550	3i Group PLC	$11,961
283	ARM Holdings PLC (SP ADR)	13,423
1,640	Aviva PLC	12,279
385	BT Group PLC (SP ADR)	27,593
2,450	Direct Line Insurance Group PLC	14,888
940	Essentra PLC	12,200
545	Imperial Tobacco Group PLC	29,400
1,350	International Consolidated Airlines Group S.A. (1)	12,121
7,008	ITV PLC	27,257
1,950	Jupiter Fund Management PLC	13,550
650	London Stock Exchange Group PLC	25,495
4,300	Lookers PLC	11,656
1,550	Marks & Spencer Group PLC	12,261
2,750	National Express Group PLC	12,716
385	Severn Trent PLC	13,302
790	Sky PLC	13,356
880	St James’s Place PLC	13,066
295	Unilever PLC	13,160
345	Vodafone Group PLC (SP ADR)	11,375
160	Whitbread PLC	12,240
570	WPP PLC	12,801

	Total United Kingdom (Cost: $323,876)	326,100

	United States (Cost: $13,029) (0.5%)
250	Carnival Corp.	13,520

	Total Common Stock (Cost: $2,326,219) (94.5%)	2,352,067

	Participation Note
	Saudi Arabia (Cost: $13,031) (0.5%)
180	Bupa Arabia For Cooperative Insurance (HSBC) (expires 2/6/19)	11,160

	Total Participation Notes (Cost: $13,031) (0.5%)	11,160

	Money Market Investments
147,687	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0% (2)	147,687

	Total Money Market Investments (Cost: $147,687) (5.9%)	147,687

	Total Investments (Cost: $2,486,937) (100.9%)	2,510,914
	Liabilities in Excess of Other Assets (-0.9%)	(21,460)

	Total Net Assets (100.0%)	$2,489,454

See accompanying notes to financial statements.

48

TCW International Growth Fund

October 31, 2015

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (3)
Bank of America	EUR	129,326	12/08/15	$143,923	$142,932	$(991)

				$143,923	$142,932	$(991)

SELL (4)
Bank of America	EUR	129,326	12/08/15	$145,000	$142,933	$2,067
Bank of America	JPY	15,209,262	11/07/16	130,000	127,335	2,665
Bank of America	JPY	43,087,191	11/17/16	365,000	360,914	4,086

				$640,000	$631,182	$8,818

Notes to the Schedule of Investments:

EUR -	Euro Currency.
JPY -	Japanese Yen.
ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
NVDR -	Non-Voting Depository Receipt.
OJSC -	Open Joint-Stock Company.
PJSC -	Private Joint-Stock Company.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2015.
(3)	Fund buys foreign currency, sells U.S. Dollar.
(4)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

49

TCW International Growth Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Basic Materials	6.5%
Communications	15.3
Consumer, Cyclical	12.7
Consumer, Non-cyclical	21.3
Energy	0.9
Financial	21.5
Industrial	9.8
Technology	5.4
Utilities	1.6
Money Market Investments	5.9

Total	100.9%

See accompanying notes to financial statements.

50

TCW International Small Cap Fund

Schedule of Investments	October 31, 2015

Number of Shares	Common Stock	Value
	Australia (1.3% of Net Assets)
14,200	Challenger, Ltd.	$82,844
11,000	Estia Health, Ltd.	58,162

	Total Australia (Cost: $134,448)	141,006

	Austria (Cost: $121,675) (1.3%)
7,700	Wienerberger AG	142,611

	Belgium (1.5%)
705	Ackermans & van Haaren NV	107,771
3,850	Euronav NV	57,179

	Total Belgium (Cost: $144,748)	164,950

	Canada (1.1%)
2,730	Empire Co., Ltd.	57,152
2,625	MTY Food Group, Inc.	60,832

	Total Canada (Cost: $136,323)	117,984

	China (1.4%)
338,522	China Animal Healthcare, Ltd. (1)	20,088
91,000	Chongqing Rural Commercial Bank Co., Ltd. — Class H	56,687
92,400	Shenzhen Expressway Co., Ltd. — Class H	71,088

	Total China (Cost: $432,018)	147,863

	Denmark (1.2%)
860	SimCorp A/S	42,390
2,644	Sydbank A/S	87,372

	Total Denmark (Cost: $125,590)	129,762

	Finland (Cost: $74,858) (0.7%)
3,765	Cramo OYJ	69,452

	France (4.9%)
490	BioMerieux	57,184
1,540	Criteo SA (SP ADR) (1)	58,612
1,717	Groupe Crit	93,507
8,928	Havas S.A.	77,675
4,470	Manitou BF SA	62,117
750	Orpea	60,441
7,150	Technicolor SA	48,574
780	Teleperformance	61,494

	Total France (Cost: $548,969)	519,604

	Germany (7.6%)
1,383	Aareal Bank AG	52,929
4,110	alstria office REIT-AG	57,606
1,880	Carl Zeiss Meditec AG	55,318
1,650	CompuGroup Medical AG	48,840

See accompanying notes to financial statements.

51

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Germany (Continued)
8,500	DIC Asset AG	$84,011
3,015	Freenet AG	102,170
1,447	Gerresheimer AG	113,343
1,747	Indus Holding AG	81,691
790	Krones AG	95,449
2,250	VTG AG	73,745
890	Wirecard AG	46,181

	Total Germany (Cost: $729,806)	811,283

	India (1.5%)
11,725	Canara Bank	49,273
4,550	Glenmark Pharmaceuticals, Ltd. (1)	68,838
4,050	Hindustan Petroleum Corp., Ltd.	47,721

	Total India (Cost: $183,153)	165,832

	Ireland (2.0%)
18,750	Beazley PLC	104,997
1,060	ICON PLC (1)	67,702
1,577	Smurfit Kappa Group PLC	45,185

	Total Ireland (Cost: $194,310)	217,884

	Italy (9.3%)
43,600	A2A SpA	59,996
12,900	Amplifon SpA	100,768
2,266	Azimut Holding SpA	54,752
2,573	Banca Generali SpA	79,608
102,912	Banca Popolare di Milano Scarl (1)	97,003
71,800	Beni Stabili SpA SIIQ	59,258
11,750	Davide Campari-Milano SpA	101,078
1,200	DiaSorin SpA	53,972
1,530	Ei Towers SpA (1)	93,187
34,956	Hera SpA	92,149
34,050	Iren SpA	56,348
18,000	Mediaset SpA (1)	91,776
7,650	OVS SpA (1)	52,854

	Total Italy (Cost: $922,478)	992,749

	Japan (19.6%)
2,750	Alps Electric Co., Ltd.	85,354
1,300	Ariake Japan Co., Ltd.	58,963
1,690	ASKUL Corp.	62,030
3,430	Bandai Namco Holdings, Inc.	84,307
5,433	Benefit One, Inc.	95,103
2,300	Cocokara fine, Inc.	90,922
4,400	Daicel Corp.	58,141
4,650	Daifuku Co., Ltd.	68,816

See accompanying notes to financial statements.

52

TCW International Small Cap Fund

October 31, 2015

Number of Shares	Common Stock	Value
	Japan (Continued)
10,000	Daihen Corp.	$49,724
2,485	Daiichikosho Co., Ltd.	82,876
3,700	Dip Corp.	65,404
10,500	Financial Products Group Co., Ltd.	82,512
14,800	Fuji Electric Co., Ltd.	66,028
2,555	GMO Payment Gateway, Inc.	100,624
5,600	Gulliver International Co., Ltd.	56,414
1,500	Horiba, Ltd.	59,020
900	Hoshizaki Electric Co., Ltd.	65,075
4,750	Infomart Corp.	44,823
1,100	Mitsubishi Pencil Co., Ltd.	49,251
18,500	Monex Group, Inc.	52,002
14,246	Nichias Corp.	89,784
7,900	Nichiha Corp.	106,534
2,200	Nifco, Inc.	84,805
7,000	Nippon Soda Co., Ltd.	54,333
3,350	Nomura Real Estate Holdings, Inc.	71,583
1,100	Obic Co., Ltd.	58,052
1,580	Pola Orbis Holdings, Inc.	100,485
7,000	Sanyo Chemical Industries, Ltd.	51,773
7,000	Senko Co., Ltd.	48,451
3,900	Temp Holdings Co., Ltd.	58,224

	Total Japan (Cost: $1,766,031)	2,101,413

	Luxembourg (Cost: $126,370) (1.6%)
460	Eurofins Scientific SE	167,156

	Mexico (Cost: $53,359) (0.6%)
3,950	Gruma SAB de CV — Class B	60,581

	Netherlands (2.7%)
3,350	Aalberts Industries NV	109,102
2,511	Euronext NV (1)	110,776
2,550	GrandVision NV (1)	70,788

	Total Netherlands (Cost: $276,948)	290,666

	Pakistan (1.9%)
15,800	Engro Corp., Ltd.	45,552
91,755	Fauji Fertilizer Co., Ltd.	109,225
9,150	Lucky Cement, Ltd.	46,816

	Total Pakistan (Cost: $209,962)	201,593

	Portugal (Cost: $44,842) (0.4%)
13,650	REN — Redes Energeticas Nacionais SGPS SA	41,786

	Russia (Cost: $25,190) (0.2%)
5,125	Magnitogorsk Iron & Steel Works OJSC (GDR)	25,292

See accompanying notes to financial statements.

53

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	South Africa (Cost: $79,224) (0.9%)
4,000	Mondi PLC	$92,665

	South Korea (2.1%)
815	CJ E&M Corp. (1)	59,561
1,950	GS Retail Co., Ltd.	98,286
3,000	Samjin Pharmaceutical Co., Ltd.	64,099

	Total South Korea (Cost: $180,261)	221,946

	Spain (1.7%)
1,790	Grupo Catalana Occidente SA	55,754
5,680	Hispania Activos Inmobiliarios SA (1)	85,797
3,400	Merlin Properties Socimi SA	43,768

	Total Spain (Cost: $187,331)	185,319

	Sweden (5.3%)
3,800	Bilia AB — A Shares	80,143
5,000	BillerudKorsnas AB	91,047
2,100	Holmen AB — B Shares	63,696
2,900	Intrum Justitia AB	104,689
1,864	NetEnt AB	106,541
15,300	Nordnet AB — B Shares	54,605
3,200	Wihlborgs Fastigheter AB	62,949

	Total Sweden (Cost: $490,261)	563,670

	Switzerland (3.8%)
80	Flughafen Zuerich AG	60,716
80	Galenica AG	117,513
3,872	GAM Holding AG	71,022
4,180	Oriflame Holding AG (1)	58,435
175	Straumann Holding AG	49,654
990	Vontobel Holding AG	48,908

	Total Switzerland (Cost: $403,199)	406,248

	Taiwan (Cost: $34,172) (0.4%)
5,550	Chlitina Holding, Ltd.	45,238

	Turkey (Cost: $67,116) (0.6%)
8,500	TAV Havalimanlari Holding AS	66,768

	United Kingdom (15.3%)
13,550	Arrow Global Group PLC	52,107
4,750	Berendsen PLC	75,027
8,150	Card Factory PLC	45,401
5,850	Crest Nicholson Holdings PLC	49,021
36,600	Debenhams PLC	50,427
760	Derwent London PLC	45,472
3,450	EMIS Group PLC	57,171
3,070	Greene King PLC	38,048
24,799	Henderson Group PLC	109,509

See accompanying notes to financial statements.

54

TCW International Small Cap Fund

October 31, 2015

Number of Shares	Common Stock	Value
	United Kingdom (Continued)
16,992	Howden Joinery Group PLC	$121,413
22,680	Indivior PLC (1)	71,788
10,800	Jupiter Fund Management PLC	75,046
36,380	Lookers PLC	98,614
19,327	National Express Group PLC	89,367
7,750	Playtech, PLC	102,295
25,550	Redde PLC	69,819
38,445	Rentokil Initial PLC	91,615
1,862	Rightmove PLC	110,172
3,800	St James’s Place PLC	56,420
2,050	SuperGroup PLC (1)	46,217
46,791	Taylor Wimpey PLC	142,801
4,450	UNITE Group PLC (The)	45,623

	Total United Kingdom (Cost: $1,523,922)	1,643,373

	Total Common Stock (Cost: $9,216,564) (90.9%)	9,734,694

	Preferred Stock
	Germany (1.0%)
260	Sartorius AG, 0.50%	59,108
3,600	Villeroy & Boch AG, 3.37%	53,327

	Total Germany (Cost: $112,405)	112,435

	Total Preferred Stock (Cost: $112,405) (1.0%)	112,435

	Rights
	France (Cost: $0) (0.0%)
7,150	Technicolor SA, Strike Price EUR 4.7, Expires 11/04/15 (1)	1,769

	Total Rights (Cost: $0) (0.0%)	1,769

	Warrants
	Canada (Cost: $0) (0.0%)
625,000	Petro-Victory Energy Corp., Strike Price CAD 0.50, Expires 07/22/16 (1)	—

	Total Warrants (Cost: $0) (0.0%)	—

See accompanying notes to financial statements.

55

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Money Market Investments	Value
790,722	State Street Institutional U.S. Government Money Market Fund — Premier Class, 0%	$790,722

	Total Money Market Investments (Cost: $790,722) (7.4%)	790,722

	Total Investments (Cost: $10,119,691) (99.3%)	10,639,620
	Excess of Other Assets over Liabilities (0.7%)	73,931

	Total Net Assets (100.0%)	$10,713,551

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (2)
Bank of America	EUR	562,878	12/08/15	$626,378	$622,093	$(4,285)

				$626,378	$622,093	$(4,285)

SELL (3)
Bank of America	EUR	562,878	12/08/15	$630,000	$622,093	$7,907
Bank of America	JPY	240,122,484	11/07/16	2,120,000	2,010,360	109,640

				$2,750,000	$2,632,453	$117,547

Notes to the Schedule of Investments:

CAD -	Canadian Dollar.
EUR -	Euro Currency.
JPY -	Japanese Yen.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
OJSC -	Open Joint-Stock Company.
REIT -	Real Estate Investment Trust.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Fund buys foreign currency, sells U.S. Dollar.
(3)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

56

TCW International Small Cap Fund

Investments by Industry	October 31, 2015

Industry	Percentage of Net Assets
Basic Materials	5.9%
Communications	7.6
Consumer, Cyclical	15.1
Consumer, Non-cyclical	22.3
Energy	0.5
Financial	19.1
Industrial	15.2
Technology	3.9
Utilities	2.3
Money Market Investments	7.4

Total	99.3%

See accompanying notes to financial statements.

57

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$4,698		$3,212,258	$244,202
Foreign Currency, at Value (2)	—	(3)	— (3)	103
Cash	—		1,909	260
Receivable for Securities Sold	38		82,914	2,973
Receivable for Fund Shares Sold	—		4,054	9,460
Interest and Dividends Receivable	5		40,951	5,487
Receivable from Investment Advisor	22		—	42
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		165	955
Receivable for Daily Variation Margin on Open Financial Futures Contracts	—		14	—
Cash Collateral Held for Brokers	—		810	710
Prepaid Expenses	25		142	34

Total Assets	4,788		3,343,217	264,226

LIABILITIES
Distributions Payable	—		12,818	—
Payable for Securities Purchased	51		47,967	5,593
Payable for When-Issued Securities	—		13,276	—
Payable for Fund Shares Redeemed	—		8,786	951
Accrued Capital Gain Withholding Taxes	—		306	65
Accrued Directors’ Fees and Expenses	9		10	9
Accrued Compliance Expense	—	(3)	7	— (3)
Accrued Management Fees	3		2,141	160
Accrued Distribution Fees	—	(3)	112	31
Payable to Brokers for Collateral Pledged	—		—	160
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—		1,772	1,819
Other Accrued Expenses	36		930	134

Total Liabilities	99		88,125	8,922

NET ASSETS	$4,689		$3,255,092	$255,304

NET ASSETS CONSIST OF:
Paid-in Capital	$5,429		$4,109,294	$310,077
Accumulated Net Realized Loss on Investments, Futures Contracts, Options Written and Foreign Currency	(327)		(669,412)	(30,928)
Unrealized Depreciation of Investments, Futures Contracts and Foreign Currency	(414)		(173,579)	(24,797)
Undistributed (Overdistributed) Net Investment Income (Loss)	1		(11,211)	952

NET ASSETS	$4,689		$3,255,092	$255,304

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$3,392		$2,733,679	$102,034

N Class Share	$1,297		$521,413	$153,270

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	393,557		356,297,664	12,478,075

N Class Share	150,557		52,721,787	18,763,032

NET ASSET VALUE PER SHARE: (5)
I Class Share	$8.62		$7.67	$8.18

N Class Share	$8.62		$9.89	$8.17

(1)	The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2015 was $5,112, $3,384,059 and $268,006, respectively.
(2)	The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2015 was $0, $0 and $116 respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares with a par value of $0.001 per share, for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

58

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2015

	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$43,513	$2,511		$10,640
Foreign Currency, at Value (2)	20	12		50
Cash	17	—		—
Receivable for Securities Sold	862	—		110
Receivable for Fund Shares Sold	5	—		6
Interest and Dividends Receivable	245	4		18
Foreign Tax Reclaims Receivable	1	—	(3)	5
Receivable from Investment Advisor	17	9		11
Unrealized Appreciation on Open Forward Foreign Currency Contracts	1	9		118
Cash Collateral Held for Brokers	—	—		100
Prepaid Expenses	13	2		7

Total Assets	44,694	2,547		11,065

LIABILITIES
Payable for Securities Purchased	696	32		182
Payable for Fund Shares Redeemed	5	—		13
Accrued Capital Gain Withholding Taxes	54	—		—
Accrued Directors’ Fees and Expenses	9	9		9
Accrued Compliance Expense	— (3)	—	(3)	—	(3)
Accrued Management Fees	36	2		7
Accrued Distribution Fees	1	—	(3)	1
Payable to Broker for Collateral Pledged	—	—		100
Unrealized Depreciation on Open Forward Foreign Currency Contracts	9	1		4
Other Accrued Expenses	38	14		35

Total Liabilities	848	58		351

NET ASSETS	$43,846	$2,489		$10,714

NET ASSETS CONSIST OF:
Paid-in Capital	$46,965	$2,469		$13,147
Accumulated Net Realized Loss on Investments, Options Written and Foreign Currency	(3,161)	(49)		(3,323)
Unrealized Appreciation (Depreciation) of Investments and Foreign Currency	(853)	32		632
Undistributed Net Investment Income	895	37		258

NET ASSETS	$43,846	$2,489		$10,714

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$39,739	$1,316		$7,274

N Class Share	$4,107	$1,173		$3,440

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	4,127,652	129,649		848,653

N Class Share	428,206	116,103		401,004

NET ASSET VALUE PER SHARE: (5)
I Class Share	$9.63	$10.15		$8.57

N Class Share	$9.59	$10.10		$8.58

(1)	The identified cost for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2015 was $44,304, $2,487 and $10,120, respectively.
(2)	The identified cost for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2015 was $20, $12 and $50, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares with a par value of $0.001 per share, for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

59

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW Developing Markets Equity Fund (1)	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$25 (2)	$—		$—
Interest	—	246,704	(3)	16,258	(3)

Total	25	246,704		16,258

Expenses:
Management Fees	13	32,641		1,958
Accounting Services Fees	1	399		12
Administration Fees	1	241		9
Transfer Agent Fees:
I Class	1	2,722		79
N Class	1	581		52
Custodian Fees	15	681		359
Professional Fees	42	110		40
Directors’ Fees and Expenses	11	26		26
Registration Fees:
I Class	5	66		19
N Class	5	70		19
Distribution Fees:
N Class	1	1,573		298
Compliance Expense	— (4)	83		4
Shareholder Reporting Expense	15	19		4
Other	11	644		24

Total	122	39,856		2,903

Less Expenses Borne by Investment Advisor:
I Class	69	—		9
N Class	32	—		310

Net Expenses	21	39,856		2,584

Net Investment Income	4	206,848		13,674

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(327)	(440,128	) (5)	(47,638	) (5)
Foreign Currency	(4)	76,899		6,572
Futures Contracts	—	(12,427)		—
Options Written	—	1,197		138
Change in Unrealized Appreciation (Depreciation) on:
Investments	(414)	(140,428	) (6)	(12,159	) (6)
Foreign Currency	—	(17,086)		(1,976)
Futures Contracts	—	3,645		—

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(745)	(528,328)		(55,063)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(741)	$(321,480)		$(41,389)

(1)	For the period July 1, 2015 (Commencement of Operations) through October 31, 2015.
(2)	Net of foreign taxes withheld of $3 for the TCW Developing Markets Equity Fund.
(3)	Net of foreign taxes withheld of $38 and $404 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(4)	Amount rounds to less than $1.
(5)	Net of capital gain withholding taxes of $487 and $132 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(6)	Net of capital gain withholding taxes of $306 and $60 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.

See accompanying notes to financial statements.

60

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2015

	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Growth Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends (1)	$597		$43		$316
Interest	1,216	(2)	—		—

Total	1,813		43		316

Expenses:
Management Fees	486		22		141
Accounting Services Fees	4		2		2
Administration Fees	2		1		2
Transfer Agent Fees:
I Class	7		1		5
N Class	1		—	(3)	4
Custodian Fees	139		35		49
Professional Fees	41		21		27
Directors’ Fees and Expenses	26		26		26
Registration Fees:
I Class	20		3		17
N Class	17		1		17
Distribution Fees:
N Class	9		3		16
Compliance Expense	1		—	(3)	— (3)
Shareholder Reporting Expense	4		2		4
Other	17		16		30

Total	774		133		340

Less Expenses Borne by Investment Advisor:
I Class	112		55		29
N Class	33		47		42

Net Expenses	629		31		269

Net Investment Income	1,184		12		47

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments (4)	(3,174)		(41)		(1,495)
Foreign Currency	269		75		854
Options Written	6		—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(3,859	) (5)	(160	) (5)	440
Foreign Currency	(48)		(12)		(55)

Net Realized and Unrealized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	(6,806)		(138)		(256)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,622)		$(126)		$(209)

(1)	Net of foreign taxes withheld of $71, $6 and $32 for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.
(2)	Net of foreign taxes withheld of $3 for the TCW Emerging Markets Multi-Asset Opportunities Fund.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $60, $24 and $459 for the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, respectively.
(5)	Net of capital gain withholding taxes of $54 and $0 for the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Growth Fund, respectively.

See accompanying notes to financial statements.

61

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund
	July 1, 2015 (1) through October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$4	$206,848	$283,261
Net Realized Loss on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	(331)	(374,459)	(155,204)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(414)	(153,869)	131,273

Increase (Decrease) in Net Assets Resulting from Operations	(741)	(321,480)	259,330

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(180,472)	(200,178)
N Class	—	(29,061)	(53,495)
Return of Capital:
I Class	—	(9,011)	—
N Class	—	(1,462)	—

Total Distributions to Shareholders	—	(220,006)	(253,673)

NET CAPITAL SHARE TRANSACTIONS
I Class	3,930	(1,404,328)	348,897
N Class	1,500	(183,685)	(649,328)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,430	(1,588,013)	(300,431)

Increase (Decrease) in Net Assets	4,689	(2,129,499)	(294,774)
NET ASSETS
Beginning of Year	—	5,384,591	5,679,365

End of Year	$4,689	$3,255,092	$5,384,591

Undistributed Net Investment Income (Loss)	$1	$(11,211)	$(29,559)

(1)	Commencement of Operations.

See accompanying notes to financial statements.

62

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$13,674	$14,670	$1,184	$965
Net Realized Loss on Investments, Options Written and Foreign Currency Transactions	(40,928)	(30,488)	(2,899)	(274)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(14,135)	3,007	(3,907)	843

Increase (Decrease) in Net Assets Resulting from Operations	(41,389)	(12,811)	(5,622)	1,534

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—	(937)	(296)
N Class	—	—	(77)	— (1)
Distributions from Return of Capital:
I Class	(450)	(2,220)	—	—
N Class	(335)	(1,195)	—	—

Total Distributions to Shareholders	(785)	(3,415)	(1,014)	(296)

NET CAPITAL SHARE TRANSACTIONS
I Class	(51,829)	(46,169)	(7,610)	11,510
N Class	115,451	(54,824)	4,351	59

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	63,622	(100,993)	(3,259)	11,569

Increase (Decrease) in Net Assets	21,448	(117,219)	(9,895)	12,807
NET ASSETS
Beginning of Year	233,856	351,075	53,741	40,934

End of Year	$255,304	$233,856	$43,846	$53,741

Undistributed (Overdistributed) Net Investment Income	$952	$(814)	$895	$784

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

63

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Growth Fund		TCW International Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$12	$17	$47	$29
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	34	311	(641)	3,478
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(172)	(250)	385	(3,996)

Increase (Decrease) in Net Assets Resulting from Operations	(126)	78	(209)	(489)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(22)	(10)	(118)	(191)
N Class	(17)	(5)	(50)	(75)
Distributions from Net Realized Gain:
I Class	(155)	(4)	—	—
N Class	(140)	(4)	—	—

Total Distributions to Shareholders	(334)	(23)	(168)	(266)

NET CAPITAL SHARE TRANSACTIONS
I Class	175	12	(12,156)	(3,942)
N Class	157	8	(5,976)	(2,193)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	332	20	(18,132)	(6,135)

Increase (Decrease) in Net Assets	(128)	75	(18,509)	(6,890)
NET ASSETS
Beginning of Year	2,617	2,542	29,223	36,113

End of Year	$2,489	$2,617	$10,714	$29,223

Undistributed Net Investment Income (Loss)	$37	$14	$258	$(41)

See accompanying notes to financial statements.

64

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2015

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 23 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 6 International Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by non-financial companies, financial institutions and government entities in emerging market countries denominated in the local currencies of the issuer and in derivative instruments that provide investment exposure to such securities.

Diversified International Equity Fund

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of small capitalization companies that are generally outside the United States or whose primary business operations are outside the United States.

Non-Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries.

TCW International Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities of companies across all market capitalizations that are domiciled outside the United States or whose primary business operations are outside the United States.

65

Note 1 — Organization

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Net Asset Value:    The net asset value per share (“NAV”) of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing prices as reported by NASDAQ. All other securities for which over-the-counter (“OTC”) market quotations are readily available including short-term securities are valued with prices furnished by independent pricing services or by broker dealers. Exchange traded derivatives are valued at the last sale price, or if no sales are reported, the mean price for purchased and written options, and the last ask price for swaps and futures. Over the counter options are valued using dealer quotations.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In

66

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and are categorized in Level 2 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair valued using quoted prices from the applicable exchange; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Participation Notes.    Participation Notes are fair valued based on underlying equity security valuations. Valuation of underlying equity securities is derived from the market exchange or quotations from dealers. Participation Notes are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Rights.    Rights are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

68

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds:

TCW Developing Markets Equity Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$31,462	$—	$—	$31,462
Auto Components	—	24,176	—	24,176
Automobiles	—	29,368	—	29,368
Banks	313,200	713,939	—	1,027,139
Beverages	146,941	50,489	—	197,430
Chemicals	—	53,911	—	53,911
Commercial Services & Supplies	—	26,734	—	26,734
Construction Materials	30,187	—	—	30,187
Diversified Financial Services	—	23,001	—	23,001
Diversified Telecommunication Services	55,140	68,734	—	123,874
Electric Utilities	—	24,764	—	24,764
Electrical Equipment	22,888	—	—	22,888
Electronics	—	16,146	—	16,146
Food & Staples Retailing	115,220	41,299	—	156,519
Food Products	24,079	79,834	—	103,913
Household Durables	—	24,205	—	24,205
Household Products	—	41,374	—	41,374
Independent Power and Renewable Electricity Producers	—	19,466	—	19,466
Insurance	—	101,749	—	101,749
Internet & Catalog Retail	85,208	—	—	85,208
Internet Software & Services	—	203,031	—	203,031
IT Services	—	48,617	—	48,617
Media	—	128,017	—	128,017
Metals & Mining	11,267	25,883	—	37,150
Multiline Retail	—	30,435	—	30,435
Oil, Gas & Consumable Fuels	74,074	—	—	74,074
Personal Products	—	63,484	—	63,484
Pharmaceuticals	—	71,202	—	71,202
Road & Rail	—	24,953	—	24,953
Semiconductors & Semiconductor Equipment	196,981	13,417	—	210,398
Specialty Retail	47,713	—	—	47,713
Technology Hardware, Storage & Peripherals	—	59,971	—	59,971
Textiles, Apparel & Luxury Goods	83,106	—	—	83,106
Tobacco	36,251	—	—	36,251
Transportation Infrastructure	—	21,219	—	21,219
Water Utilities	—	78,147	—	78,147
Wireless Telecommunication Services	—	183,170	—	183,170

Total Common Stock	1,273,717	2,290,735	—	3,564,452

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Developing Markets Equity Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Participation Notes
Banks	$—	$18,697	$—	$18,697
Diversified Financial Services	—	1,718	—	1,718
Diversified Telecommunication Services	—	68,050	—	68,050
Insurance	—	168,580	—	168,580
Media	—	87,306	—	87,306
Miscellaneous	—	216,629	—	216,629
Pharmaceuticals	—	133,704	—	133,704
Semiconductors & Semiconductor Equipment	—	26,834	—	26,834
Technology Hardware, Storage & Peripherals	—	41,186	—	41,186

Total Participation Notes	—	762,704	—	762,704

Money Market Investments	370,520	—	—	370,520

Total Investments	$1,644,237	$3,053,439	$—	$4,697,676

TCW Emerging Markets Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—		$77,276,867	$—	$77,276,867
Auto Parts & Equipment	—		16,748,250	—	16,748,250
Banks	—		298,737,875	—	298,737,875
Building Materials	—		36,597,703	1,275,000	37,872,703
Chemicals	—		8,362,875	—	8,362,875
Commercial Services	—		24,388,348	—	24,388,348
Diversified Financial Services	—		80,231,635	—	80,231,635
Electric	—		58,268,970	—	58,268,970
Foreign Government Bonds	—		1,947,615,093	—	1,947,615,093
Holding Companies — Diversified	—		20,573,305	—	20,573,305
Household Products/Wares	—		18,610,354	—	18,610,354
Internet	—		12,443,811	—	12,443,811
Iron & Steel	—		23,791,671	—	23,791,671
Lodging	—		9,823,000	—	9,823,000
Media	—		23,369,125	—	23,369,125
Mining	—		53,062,752	—	53,062,752
Oil & Gas	—		236,580,874	—	236,580,874
Regional (State & Province)	—		14,055,754	—	14,055,754
Telecommunications	—		76,454,800	—	76,454,800
Transportation	—		27,658,750	—	27,658,750
Utilities	—		24,004,750	—	24,004,750

Total Fixed Income Securities	—		3,088,656,562	1,275,000	3,089,931,562

Equity Securities
Miscellaneous Manufacturers	—	*	—	—	—	*

Total Equity Securities	—	*	—	—	—	*

70

TCW Funds, Inc.

October 31, 2015

Note 2 —Significant Accounting Policies (Continued)

TCW Emerging Markets Income Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Purchased Options	$—	$160,093	$—	$160,093
Money Market Investments	120,006,737	—	—	120,006,737
Short-Term Investments	2,159,464	—	—	2,159,464

Total Investments	122,166,201	3,088,816,655	1,275,000	3,212,257,856

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	164,605	—	164,605
Futures
Interest Rate Risk	191,212	—	—	191,212

Total	$122,357,413	$3,088,981,260	$1,275,000	$3,212,613,673

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,772,359)	$—	$(1,772,359)

Total	$—	$(1,772,359)	$—	$(1,772,359)

*	Amount rounds to less than $1.

TCW Emerging Markets Local Currency Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Diversified Financial Services	$—	$7,005,030	$—	$7,005,030
Electric	—	5,574,949	—	5,574,949
Foreign Government Bonds	—	226,266,152	—	226,266,152

Total Fixed Income Securities	—	238,846,131	—	238,846,131

Purchased Options	—	15,718	—	15,718
Money Market Investments	5,339,672	—	—	5,339,672

Total Investments	5,339,672	238,861,849	—	244,201,521

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	954,931	—	954,931

Total	$5,339,672	$239,816,780	$—	$245,156,452

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,819,179)	$—	$(1,819,179)

Total	$—	$(1,819,179)	$—	$(1,819,179)

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Market Multi-Asset Opportunities Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$406,549	$—	$406,549
Banks	—	1,926,260	—	1,926,260
Building Materials	—	354,937	—	354,937
Commercial Services	—	212,720	—	212,720
Diversified Financial Services	—	565,846	—	565,846
Electric	—	234,000	—	234,000
Foreign Government Bonds	—	9,848,862	—	9,848,862
Gas	—	198,825	—	198,825
Holding Companies — Diversified	—	200,500	—	200,500
Household Products/Wares	—	109,550	—	109,550
Iron & Steel	—	122,865	—	122,865
Media	—	197,000	—	197,000
Mining	—	393,220	—	393,220
Oil & Gas	—	1,096,354	—	1,096,354
Real Estate	—	208,700	—	208,700
Regional (State & Province)	—	154,742	—	154,742
Telecommunications	—	381,500	—	381,500

Total Fixed Income Securities	—	16,612,430	—	16,612,430

Preferred Stock
Beverages	182,434	—	—	182,434

Total Preferred Stock	182,434	—	—	182,434

Common Stocks
Agriculture	213,168	700,318	—	913,486
Airlines	194,132	—	—	194,132
Apparel	768,645	—	—	768,645
Auto Manufacturers	—	161,182	—	161,182
Auto Parts & Equipment	—	86,194	—	86,194
Banks	724,285	4,014,571	—	4,738,856
Beverages	560,012	204,426	—	764,438
Building Materials	158,611	—	—	158,611
Chemicals	—	282,131	—	282,131
Commercial Services	—	202,088	—	202,088
Computers	—	164,231	—	164,231
Cosmetics/Personal Care	—	454,710	—	454,710
Diversified Financial Services	—	1,070,101	—	1,070,101
Electric	—	157,586	—	157,586
Electrical Components & Equipment	128,174	215,708	—	343,882
Electronics	—	150,179	—	150,179
Environmental Control	—	319,828	—	319,828
Food	717,217	404,093	—	1,121,310
Healthcare-Products	—	304,523	—	304,523
Home Furnishings	—	141,551	—	141,551
Insurance	—	1,228,344	—	1,228,344
Internet	420,542	1,386,318	—	1,806,860
Iron & Steel	—	289,395	—	289,395
Media	—	1,205,731	—	1,205,731
Miscellaneous Manufacturers	—	248,979	—	248,979

72

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Market Multi-Asset Opportunities Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil & Gas	$848,836	$—	$—	$848,836
Pharmaceuticals	—	1,195,828	40,527	1,236,355
Retail	—	250,772	—	250,772
Semiconductors	274,500	1,127,506	—	1,402,006
Telecommunications	267,568	1,755,347	—	2,022,915
Transportation	—	139,512	—	139,512
Water	—	311,420	—	311,420

Total Common Stocks	5,275,690	18,172,572	40,527	23,488,789

Participation Notes
Healthcare-Services	—	253,619	—	253,619
Insurance	—	390,613	—	390,613

Total Participation Notes	—	644,232	—	644,232

Purchased Options	—	844	—	844
Money Market Investments	2,584,057	—	—	2,584,057

Total Investments	8,042,181	35,430,078	40,527	43,512,786

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	973	—	973

Total	$8,042,181	$35,431,051	$40,527	$43,513,759

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(8,833)	$—	$(8,833)

Total	$—	$(8,833)	$—	$(8,833)

TCW International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Air Freight & Logistics	$—	$11,918	$—	$11,918
Airlines	41,021	35,367	—	76,388
Automobiles	—	11,832	—	11,832
Banks	13,899	168,396	—	182,295
Biotechnology	12,533	12,528	—	25,061
Building Products	27,958	—	—	27,958
Capital Markets	—	48,582	—	48,582
Chemicals	—	92,397	—	92,397
Commercial Services & Supplies	—	42,610	—	42,610
Communications Equipment	—	12,790	—	12,790
Construction & Engineering	—	14,048	—	14,048
Construction Materials	26,382	29,646	—	56,028
Diversified Financial Services	—	82,360	—	82,360
Diversified Telecommunication Services	27,593	97,575	—	125,168
Electric Utilities	—	13,600	—	13,600

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW International Growth Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Electrical Equipment	$—	$23,036	$—	$23,036
Electronic Equipment, Instruments & Components	—	24,272	—	24,272
Food & Staples Retailing	44,018	24,108	—	68,126
Food Products	—	26,158	—	26,158
Health Care Equipment & Supplies	—	11,431	—	11,431
Health Care Providers & Services	—	49,246	—	49,246
Health Care Technology	—	17,831	—	17,831
Hotels, Restaurants & Leisure	13,520	26,607	—	40,127
Household Durables	—	27,807	—	27,807
Insurance	—	109,734	—	109,734
Internet & Catalog Retail	24,168	27,161	—	51,329
Internet Software & Services	—	71,624	—	71,624
IT Services	—	64,909	—	64,909
Life Sciences Tools & Services	—	13,099	—	13,099
Machinery	—	12,226	—	12,226
Media	—	117,517	—	117,517
Metals & Mining	11,267	—	—	11,267
Miscellaneous	—	21,724	—	21,724
Multi-Utilities	—	13,768	—	13,768
Multiline Retail	14,515	12,262	—	26,777
Oil, Gas & Consumable Fuels	23,305	—	—	23,305
Paper & Forest Products	—	58,385	—	58,385
Personal Products	—	27,424	—	27,424
Pharmaceuticals	75,741	122,799	2,374	200,914
Professional Services	11,316	36,952	—	48,268
REIT	—	25,852	—	25,852
Real Estate Management & Development	—	13,059	—	13,059
Road & Rail	12,716	9,507	—	22,223
Semiconductors & Semiconductor Equipment	13,423	24,227	—	37,650
Software	12,955	31,303	—	44,258
Specialty Retail	—	26,702	—	26,702
Textiles, Apparel & Luxury Goods	12,416	32,963	—	45,379
Thrifts & Mortgage Finance	—	37,293	—	37,293
Tobacco	12,765	42,777	—	55,542
Trading Companies & Distributors	—	11,764	—	11,764
Transportation Infrastructure	—	24,329	—	24,329
Water Utilities	—	13,302	—	13,302
Wireless Telecommunication Services	11,375	—	—	11,375

Total Common Stock	442,886	1,906,807	2,374	2,352,067

Participation Notes
Miscellaneous	—	11,160	—	11,160

Total Participation Notes	—	11,160	—	11,160

Money Market Investments	147,687	—	—	147,687

Total Investments	590,573	1,917,967	2,374	2,510,914

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	8,818	—	8,818

Total	$590,573	1,926,785	$2,374	$2,519,732

74

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

TCW International Growth Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(991)	$—	$(991)

Total	$—	$(991)	$—	$(991)

TCW International Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Auto Components	$—	$84,805	$—	$84,805
Banks	—	290,335	—	290,335
Beverages	—	101,078	—	101,078
Building Products	—	338,930	—	338,930
Capital Markets	—	545,452	—	545,452
Chemicals	—	319,025	—	319,025
Commercial Services & Supplies	—	320,581	—	320,581
Communications Equipment	—	93,187	—	93,187
Construction Materials	46,816	—	—	46,816
Containers & Packaging	—	136,232	—	136,232
Diversified Financial Services	52,107	383,904	—	436,011
Electrical Equipment	—	115,752	—	115,752
Electronic Equipment, Instruments & Components	—	144,375	—	144,375
Food & Staples Retailing	57,152	189,208	—	246,360
Food Products	60,581	58,963	—	119,544
Health Care Equipment & Supplies	—	216,128	—	216,128
Health Care Providers & Services	—	219,371	—	219,371
Health Care Technology	57,171	48,840	—	106,011
Hotels, Restaurants & Leisure	60,832	38,048	—	98,880
Household Durables	—	191,822	—	191,822
Industrial Conglomerates	—	81,691	—	81,691
Insurance	—	217,171	—	217,171
Internet & Catalog Retail	—	62,030	—	62,030
Internet Software & Services	58,612	216,767	—	275,379
IT Services	—	204,858	—	204,858
Leisure Products	—	84,307	—	84,307
Life Sciences Tools & Services	67,702	280,499	—	348,201
Machinery	62,117	338,442	—	400,559
Media	—	470,635	—	470,635
Metals & Mining	25,292	—	—	25,292
Multi-Utilities	—	250,278	—	250,278
Multiline Retail	—	50,427	—	50,427
Oil, Gas & Consumable Fuels	47,720	57,179	—	104,899
Paper & Forest Products	—	156,361	—	156,361
Personal Products	58,435	145,723	—	204,158
Pharmaceuticals	—	322,239	20,088	342,327

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW International Small Cap Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Professional Services	$93,507	$214,819	$—	$308,326
REIT	—	206,105	—	206,105
Real Estate Management & Development	—	192,583	—	192,583
Real Estate	—	157,380	—	157,380
Road & Rail	89,367	192,015	—	281,382
Software	—	144,684	—	144,684
Specialty Retail	45,401	473,588	—	518,989
Textiles, Apparel & Luxury Goods	—	52,854	—	52,854
Thrifts & Mortgage Finance	—	52,929	—	52,929
Trading Companies & Distributors	—	69,452	—	69,452
Transportation Infrastructure	—	198,572	—	198,572
Wireless Telecommunication Services	—	102,170	—	102,170

Total Common Stock	882,812	8,831,794	20,088	9,734,694

Preferred Stock
Building Products	—	53,327	—	53,327
Health Care Equipment & Supplies	59,108	—	—	59,108

Total Preferred Stock	59,108	53,327	—	112,435

Rights
Media	1,769	—	—	1,769

Total Rights	1,769	—	—	1,769

Warrants
Oil, Gas & Consumable Fuels	—	—	—	—

Total Warrants	—	—	—	—

Money Market Investments	790,722	—	—	790,722

Total Investments	1,734,411	8,885,121	20,088	10,639,620

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	117,547	—	117,547

Total	$1,734,411	$9,002,668	$20,088	$10,757,167

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(4,285)	$—	$(4,285)

Total	$—	$(4,285)	$—	$(4,285)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Fund	Transfers out of Level 1* and Transfers into Level 2	Transfers out of Level 2* and Transfers into Level 1
TCW Emerging Markets Multi-Asset Opportunities Fund	$269,096	$—
TCW International Small Cap Fund	—	511,264

*	The Funds recognized transfers between the Levels as of the beginning of the period.

The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2015, were due to changes in valuation to/from the exchange closing price from/to the fair value price.

76

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Emerging Markets Income Fund	TCW Emerging Markets Multi- Asset Opportunities Fund	TCW International Growth Fund	TCW International Small Cap Fund
Balance as of October 31, 2014	$—	$—	$—	$—
Accrued Discounts (Premiums)	—	—	—	—
Realized Gain (Loss)	—	(13,515)	—	(33,659)
Change in Unrealized Appreciation	(4,425,000)	(240,079)	(32,738)	(277,063)
Purchases	—	72,030	35,112	417,794
Sales	—	(274,094)	—	(86,984)
Transfers in to Level 3 (1)	5,700,000	496,185	—	—
Transfers out of Level 3 (1)	—	—	—	—

Balance as of October 31, 2015	$1,275,000	$40,527	$2,374	$20,088

Change in Unrealized Appreciation from Investments Still Held at October 31, 2015	$(4,425,000)	$(240,079)	$(32,738)	$(277,063)

(1)	The Funds recognize transfers in and out at the beginning of the period. These securities were transferred to Level 3 due to illiquidity and are not actively trading in the market due to bankruptcy and/or exchange suspension.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2015, are as follows:

Description	Fair Value at 10/31/15	Valuation Techniques*	Unobservable Input	Input
TCW Emerging Markets Income Fund
Fixed Income Securities	$1,275,000	Third-party Vendor	Third-party Vendor	$2.125
TCW Emerging Markets Multi-Asset Opportunities Fund
Common Stock	$40,527	Internal Model	Discount Applied	70%
TCW International Growth Fund
Common Stock	$2,374	Internal Model	Discount Applied	91%
TCW International Small Cap Fund
Common Stock	$20,088	Internal Model	Discount Applied	91%

*	The valuation technique employed on the Level 3 securities involves the use of vendor prices or internally derived model. The Advisor monitors the effectiveness of the Level 3 pricing using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent by the Company’s Pricing Committee in accordance with the guidelines established by the Board of Directors, and under the general oversight of the Board of Directors. The Company’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Funds’ President, General Counsel, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2015, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (Amounts in Thousands except Notional Amounts or Shares/Units):

	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Investments (1)	$160	$—	$160
Forward Currency Contracts	165	—	165
Futures Contracts (2)	—	191	191

Total Value	$325	$191	$516

Liability Derivatives
Forward Currency Contracts	$(1,772)	$—	$(1,772)

Total Value	$(1,772)	$—	$(1,772)

78

TCW Funds, Inc.

October 31, 2015

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund (Continued)
Statement of Operations:
Realized Gain (Loss) on
Forward Currency Contracts	$75,814	$—	$75,814
Futures Contracts	—	$(12,427)	(12,427)
Written Options	1,197	—	1,197

Total Realized Gain (Loss)	$77,011	$(12,427)	$64,584

Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$(17,133)	$—	$(17,133)
Futures Contracts	—	3,645	3,645
Investments (3)	(315)	—	(315)

Total Change in Unrealized Appreciation (Depreciation)	$(17,448)	$3,645	$(13,803)

Notional Amounts or Shares/Units (5)
Forward Currency Contracts	$677,611,546	$—	$677,611,546
Futures Contracts	—	2,635	2,635
Purchased Options	$45,365,000	$—	$45,365,000
Written Options	$128,470,920	$—	$128,470,920
TCW Emerging Markets Local Currency Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Investments (1)	$16	$—	$16
Forward Currency Contracts	955	—	955

Total Value	$971	$—	$971

Liability Derivatives
Forward Currency Contracts	$(1,819)	$—	$(1,819)

Total Value	$(1,819)	$—	$(1,819)

Statement of Operations:
Realized Gain on
Investments (4)	$(246)	$—	$(246)
Forward Currency Contracts	8,516	—	8,516
Options Written	138	—	138

Total Realized Gain	$8,408	$—	$8,408

Statement of Operations:
Change in Unrealized Depreciation on:
Investments (3)	$(65)	$—	$(65)
Forward Currency Contracts	(2,000)	—	(2,000)

Total Change in Unrealized Appreciation	$(2,065)	$—	$(2,065)

Notional Amounts (5)
Forward Currency Contracts	$125,836,270	$—	$125,836,270
Purchased Options	$12,795,000	$—	$12,795,000
Written Options	$17,130,000	$—	$17,130,000
TCW Emerging Markets Multi-Asset Opportunities Fund
Statements of Asset and Liabilities:
Asset Derivatives
Investments (1)	$1	$—	$1
Forward Currency Contracts	1	—	1

Total Value	$2	$—	$2

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Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Total
TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)
Liability Derivatives
Forward Currency Contracts	$(9)	$(9)

Total Value	$(9)	$(9)

Statement of Operations:
Realized Gain on
Forward Currency Contracts	$298	$298
Written Options	6	6

Total Realized Gain	$304	$304

Change in Unrealized Depreciation on:
Investments (3)	$(2)	$(2)
Forward Currency Contracts	(48)	(48)

Total Change in Unrealized Depreciation	$(50)	$(50)

Notional Amounts (5)
Forward Currency Contracts	$3,005,755	$3,005,755
Purchased Options	$239,000	$239,000
Written Options	$690,000	$690,000
TCW International Growth Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$9	$9

Total Value	$9	$9

Liability Derivatives
Forward Currency Contracts	$(1)	$(1)

Total Value	$(1)	$(1)

Statement of Operations:
Realized Gain on
Forward Currency Contracts	$80	$80

Total Realized Gain	$80	$80

Change in Unrealized Appreciation on:
Forward Currency Contracts	$(12)	$(12)

Total Change in Unrealized Appreciation	$(12)	$(12)

Notional Amounts (5)
Forward Currency Contracts	$1,085,343	$1,085,343
TCW International Small Cap Fund
Statements of Asset and Liabilities:
Forward Currency Contracts	$118	$118

Total Value	$118	$118

Liability Derivatives
Forward Currency Contracts	$(4)	$(4)

Total Value	$(4)	$(4)

Statement of Operations:
Realized Gain on
Forward Currency Contracts	$871	$871

Total Realized Gain	$871	$871

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	Foreign Currency Risk	Total
TCW International Small Cap Fund (Continued)
Change in Unrealized Appreciation on:
Forward Currency Contracts	$(55)	$(55)

Total Change in Unrealized Appreciation	$(55)	$(55)

Notional Amounts (5)
Forward Currency Contracts	$10,745,549	$10,745,549

(1)	Represents purchased options, at value.
(2)	Includes cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2015 is reported within the Statement of Assets and Liabilities.
(3)	Represents change in unrealized depreciation for purchased options during the period.
(4)	Represents realized gain (loss) for purchased options.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2015.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated

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percentage or fail to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreement or MRA and net of the related collateral received by the Funds as of October 31, 2015 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$170	$(422)	$(252)	$252	(2)	$—
Citibank N.A. (Derivatives)	155	—	155	(155	) (2)	—
Morgan Stanley & Co., Inc. (Derivatives)	—	(1,350)	(1,350)	—		(1,350)

Total	$325	$(1,772)	$(1,447)	$97		$(1,350)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$527	$(351)	$176	$(160)	$16
Citibank N.A. (Derivatives)	372	(1,191)	(819)	550	(269)
Morgan Stanley & Co., Inc. (Derivatives)	72	(277)	(205)	—	(205)

Total	$971	$(1,819)	$(848)	$390	$(458)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

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TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$1	$(2)	$(1)	$—	$(1)
Citibank N.A. (Derivatives)	1	—	1	—	1
Morgan Stanley & Co., Inc. (Derivatives)	—	(7)	(7)	—	(7)

Total	$2	$(9)	$(7)	$—	$(7)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW International Growth Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$9	$(1)	$8	$—	$8

Total	$9	$(1)	$8	$—	$8

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW International Small Cap Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America (Derivatives)	$118	$(4)	$114	$(100)	$14

Total	$118	$(4)	$114	$(100)	$14

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

Forward Foreign Currency Contracts:    The Funds may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2015, are disclosed in the Schedule of Investments.

Future Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have

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minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Emerging Markets Income Fund utilized futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at October 31, 2015 are listed in the Schedules of Investments.

Options:    The Funds may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.

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Note 2 — Significant Accounting Policies (Continued)

If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2015, TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund had written options.

Transactions in Written Option Contracts during the year ended October 31, 2015, were as follows:

TCW Emerging Markets Income Fund

	Call Contracts	Call Premiums
Options outstanding at October 31, 2014	—	$—
Options written	128,470,920	1,325,610
Options terminated in closing purchase transactions	(128,470,920)	(1,325,610)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2015	—	$—

TCW Emerging Markets Local Currency Income Fund

	Call Contracts	Call Premiums
Options outstanding at October 31, 2014	—	$—
Options written	95,700,000	246,487
Options terminated in closing purchase transactions	(78,570,000)	(199,964)
Options exercised	—	—
Options expired	(17,130,000)	(46,523)

Options outstanding at October 31, 2015	—	$—

TCW Emerging Markets Multi-Asset Opportunities Fund

	Call Contracts	Call Premiums
Options outstanding at October 31, 2014	—	$—
Options written	690,000	7,087
Options terminated in closing purchase transactions	(690,000)	(7,087)
Options exercised	—	—
Options expired	—	—

Options outstanding at October 31, 2015	—	$—

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular

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predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk—or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may enter into enter into an interest rate swap agreement. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

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During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2015, the Funds did not enter into such agreements.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, with market. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive securities as collateral with a market value in excess of the repurchase price to be received by the Funds upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2015.

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Note 2 — Significant Accounting Policies (Continued)

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. The TCW Developing Markets Equity Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Growth Fund held participation notes as of October 31, 2015, which are listed on the Fund’s Schedule of Investments.

Security Lending: The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2015.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution of any net long term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

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October 31, 2015

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Risk:    The funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

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Note 4 — Federal Income Taxes (Continued)

For the years ended October 31, 2015 and 2014, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2015	2014
TCW Developing Markets Equity Fund	$326	$—
TCW Emerging Markets Income Fund	374,483	120,822
TCW Emerging Markets Income Local Currency Income Fund	5,935	10,475
TCW Emerging Markets Multi-Asset Opportunity Fund	2,970	77
TCW International Growth Fund	47	—
TCW International Small Cap Fund	1,712	—

At October 31, 2015, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$3	$—	$3
TCW Emerging Markets Multi-Asset Opportunity Fund	891	—	891
TCW International Growth Fund	49	—	49
TCW International Small Cap Fund	389	—	389

At the end of the previous fiscal year, October 31, 2014, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain		Total Distributable Earnings
TCW Emerging Markets Income Fund	$7,943	$		$7,943
TCW Emerging Markets Multi-Asset Opportunity Fund	825		—	825
TCW International Growth Fund	200		133	333
TCW International Small Cap Fund	168		—	168

Permanent differences incurred during the year ended October 31, 2015, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(3)	$4	$(1)
TCW Emerging Markets Income Fund	21,033	(21,033)	— (1)
TCW Emerging Markets Income Local Currency Income Fund	(11,908)	29,304	(17,396)
TCW Emerging Markets Multi-Asset Opportunity Fund	(59)	59	—
TCW International Growth Fund	50	(50)	—
TCW International Small Cap Fund	420	(420)	—

(1)	Amount rounds to less than $1

90

TCW Funds, Inc.

October 31, 2015

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2015, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Emerging Markets Income Fund	$209,533	$—	$10,473	$220,006
TCW Emerging Markets Income Local Currency Income Fund	—	—	785	785
TCW Emerging Markets Multi-Asset Opportunity Fund	1,014	—	—	1,014
TCW International Growth Fund	201	133	—	334
TCW International Small Cap Fund	168	—	—	168

For the previous fiscal year ended October 31, 2014 the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Emerging Markets Income Fund	$253,673	$—	$—	$253,673
TCW Emerging Markets Income Local Currency Income Fund	—	—	3,415	3,415
TCW Emerging Markets Multi-Asset Opportunity Fund	296	—	—	296
TCW International Growth Fund	23	—	—	23
TCW International Small Cap Fund	266	—	—	266

At October 31, 2015, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$67	$(483)	$(416)	$5,114
TCW Emerging Markets Income Fund	55,611	(238,468)	(182,857)	3,395,115
TCW Emerging Markets Income Local Currency Income Fund	1,539	(31,467)	(29,928)	274,130
TCW Emerging Markets Multi-Asset Opportunity Fund	1,942	(2,791)	(849)	44,362
TCW International Growth Fund	129	(109)	20	2,491
TCW International Small Cap Fund	1,031	(530)	501	10,139

The Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

The following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$326	$—	$326
TCW Emerging Markets Income Fund	437,731	220,435	658,166
TCW Emerging Markets Income Local Currency Income Fund	16,135	8,667	24,802
TCW Emerging Markets Multi-Asset Opportunity Fund	3,107	—	3,107
TCW International Growth Fund	47	—	47
TCW International Small Cap Fund	2,458	863	3,321

The Funds did not have any unrecognized tax benefits at October 31, 2015, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2015. The Funds are subject to

91

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, a portion of the Advisor’s costs associated with operating of the Funds’ Rule 38a-1 compliance program. These amounts are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25	% (1)
N Class	1.25	% (1)
TCW Emerging Markets Income Fund
I Class	1.18	% (2)
N Class	1.18	% (2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99	% (1)
N Class	0.99	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23	% (1)
N Class	1.23	% (1)
TCW International Growth Fund
I Class	1.04	% (1)
N Class	1.34	% (1)
TCW International Small Cap Fund
I Class	1.44	% (1)
N Class	1.44	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2015. These limitations are voluntary and terminable in a six months notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

92

TCW Funds, Inc.

October 31, 2015

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended October 31, 2015, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$7,339	$2,270	$—	$—
TCW Emerging Markets Income Fund	7,100,559	8,493,556	—	—
TCW Emerging Markets Local Currency Income Fund	683,079	609,148	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	69,931	72,159	—	—
TCW International Growth Fund	5,573	5,541	—	—
TCW International Small Cap Fund	43,588	60,287	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund			July 1, 2015 (Commencement of Operations) through October 31, 2015
I Class			Shares	Amount (in thousands)
Shares Sold			470,559	$4,680
Shares Redeemed			(77,002)	(750)

Net Increase			393,557	$3,930

N Class			Shares	Amount (in thousands)
Shares Sold			227,559	$2,250
Shares Redeemed			(77,002)	(750)

Net Increase			150,557	$1,500

TCW Emerging Markets Income Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	154,075,797	$1,236,388	252,134,294	$2,166,670
Shares Issued upon Reinvestment of Dividends	18,882,517	150,848	17,423,555	148,759
Shares Redeemed	(353,578,949)	(2,791,564)	(231,815,647)	(1,966,532)

Net Increase (Decrease)	(180,620,635)	$(1,404,328)	37,742,202	$348,897

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	20,642,802	$211,811	42,900,671	$470,506
Shares Issued upon Reinvestment of Dividends	2,901,700	29,898	4,911,888	54,027
Shares Redeemed	(41,598,472)	(425,394)	(106,000,303)	(1,173,861)

Net Decrease	(18,053,970)	$(183,685)	(58,187,744)	$(649,328)

93

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,444,329	$48,888	12,890,363	$127,596
Shares Issued upon Reinvestment of Dividends	45,913	424	219,510	2,119
Shares Redeemed	(11,459,346)	(101,141)	(18,096,617)	(175,884)

Net Decrease	(5,969,104)	$(51,829)	(4,986,744)	$(46,169)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	21,800,094	$189,022	5,636,002	$55,023
Shares Issued upon Reinvestment of Dividends	36,326	335	123,381	1,188
Shares Redeemed	(8,754,907)	(73,906)	(11,271,492)	(111,035)

Net Increase (Decrease)	13,081,513	$115,451	(5,512,109)	$(54,824)

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	247,559	$2,570	2,319,276	$24,870
Shares Issued upon Reinvestment of Dividends	77,170	793	22,231	238
Shares Redeemed	(1,089,497)	(10,973)	(1,278,816)	(13,598)

Net Increase (Decrease)	(764,768)	$(7,610)	1,062,691	$11,510

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	418,378	$4,335	11,784	$128
Shares Issued upon Reinvestment of Dividends	7,546	77	24	— (1)
Shares Redeemed	(5,893)	(61)	(6,554)	(69)

Net Increase	420,031	$4,351	5,254	$59

TCW International Growth Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,370	$25	1	$— (1)
Shares Issued upon Reinvestment of Dividends	17,271	175	943	12
Shares Redeemed	(2,289)	(25)	—	—

Net Increase	17,352	$175	944	$12

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	15,472	157	631	8

Net Increase	15,472	$157	631	$8

94

TCW Funds, Inc.

October 31, 2015

Note 8 — Capital Share Transactions (Continued)

TCW International Small Cap Fund	Year Ended October 31, 2015		Year Ended October 31, 2014
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	154,931	$1,322	423,275	$3,948
Shares Issued upon Reinvestment of Dividends	14,609	118	20,632	187
Shares Redeemed	(1,590,440)	(13,596)	(893,892)	(8,077)

Net Decrease	(1,420,900)	$(12,156)	(449,985)	$(3,942)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	72,940	$624	185,019	$1,742
Shares Issued upon Reinvestment of Dividends	6,103	49	7,891	71
Shares Redeemed	(760,336)	(6,649)	(439,079)	(4,006)

Net Decrease	(681,293)	$(5,976)	(246,169)	$(2,193)

(1)	Amount rounds to less than $1.

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2015 other than those determined to be liquid under the Funds’ policies and procedures.

Note 10 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

In June 2014, FASB issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

95

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	July 1, 2015 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.01
Net Realized and Unrealized Loss on Investments	(1.39)

Total from Investment Operations	(1.38)

Net Asset Value per Share, End of Year	$8.62

Total Return	(13.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,392
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.09	% (3)
After Expense Reimbursement	1.25	% (3)
Ratio of Net Investment Income to Average Net Assets	0.30	% (3)
Portfolio Turnover Rate	54.34	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

96

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	July 1, 2015 (Commencement of Operations) through October 31, 2015
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.01
Net Realized and Unrealized Loss on Investments	(1.39)

Total from Investment Operations	(1.38)

Net Asset Value per Share, End of Year	$8.62

Total Return	(13.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,297
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.39	% (3)
After Expense Reimbursement	1.25	% (3)
Ratio of Net Investment Income to Average Net Assets	0.29	% (3)
Portfolio Turnover Rate	54.34	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

97

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$8.57	$8.53	$9.30	$8.43	$8.84

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.38	0.47	0.55	0.64	0.65
Net Realized and Unrealized Gain (Loss) on Investments	(0.87)	(0.01)	(0.59)	0.75	(0.36)

Total from Investment Operations	(0.49)	0.46	(0.04)	1.39	0.29

Less Distributions:
Distributions from Net Investment Income	(0.39)	(0.42)	(0.44)	(0.52)	(0.59)
Distributions from Net Realized Gain	—	—	(0.22)	—	(0.11)
Distributions from Return of Capital	(0.02)	—	(0.07)	—	—

Total Distributions	(0.41)	(0.42)	(0.73)	(0.52)	(0.70)

Net Asset Value per Share, End of Year	$7.67	$8.57	$8.53	$9.30	$8.43

Total Return	(5.75)%	5.52%	(0.68)%	16.99%	3.35%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,733,679	$4,602,207	$4,260,067	$4,223,485	$1,861,675
Ratio of Expenses to Average Net Assets	0.88%	0.85%	0.83%	0.84%	0.87%
Ratio of Net Investment Income to Average Net Assets	4.79%	5.44%	6.09%	7.24%	7.49%
Portfolio Turnover Rate	172.93%	165.55%	150.21%	174.98%	137.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

98

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net Asset Value per Share, Beginning of Year	$11.05	$11.01	$11.93	$10.81	$11.31

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.46	0.57	0.68	0.81	0.80
Net Realized and Unrealized Gain (Loss) on Investments	(1.11)	(0.02)	(0.76)	0.93	(0.45)

Total from Investment Operations	(0.65)	0.55	(0.08)	1.74	0.35

Less Distributions:
Distributions from Net Investment Income	(0.48)	(0.51)	(0.53)	(0.62)	(0.74)
Distributions from Net Realized Gain	—	—	(0.22)	—	(0.11)
Distributions from Return of Capital	(0.03)	—	(0.09)	—	—

Total Distributions	(0.51)	(0.51)	(0.84)	(0.62)	(0.85)

Net Asset Value per Share, End of Year	$9.89	$11.05	$11.01	$11.93	$10.81

Total Return	(5.96)%	5.11%	(0.86)%	16.64%	3.13%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$521,413	$782,384	$1,419,298	$1,286,033	$975,772
Ratio of Expenses to Average Net Assets	1.16%	1.13%	1.10%	1.11%	1.15%
Ratio of Net Investment Income to Average Net Assets	4.50%	5.21%	5.83%	7.23%	7.18%
Portfolio Turnover Rate	172.93%	165.55%	150.21%	174.98%	137.87%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

99

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,				December 15, 2010 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$9.69	$10.14	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.46	0.55	0.54	0.64	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(1.94)	(0.88)	(0.62)	0.23	(0.08)

Total from Investment Operations	(1.48)	(0.33)	(0.08)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	—	—	(0.06)	(0.18)	(0.54)
Distributions from Return of Capital	(0.03)	(0.12)	(0.24)	(0.06)	—

Total Distributions	(0.03)	(0.12)	(0.30)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$8.18	$9.69	$10.14	$10.52	$9.89

Total Return	(15.35)%	(3.29)%	(0.89)%	9.02%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$102,034	$178,828	$237,695	$122,196	$99,529
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.00%	0.95%	0.90%	0.96%	1.05	% (3)
After Expense Reimbursement	0.99%	N/A	N/A	N/A	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.20%	5.61%	5.19%	6.39%	5.64	% (3)
Portfolio Turnover Rate	250.10%	223.55%	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

100

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,				December 15, 2010 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$9.69	$10.13	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.46	0.58	0.54	0.62	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(1.95)	(0.91)	(0.64)	0.25	(0.08)

Total from Investment Operations	(1.49)	(0.33)	(0.10)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	—	—	(0.05)	(0.18)	(0.54)
Distributions from Return of Capital	(0.03)	(0.11)	(0.24)	(0.06)	—

Total Distributions	(0.03)	(0.11)	(0.29)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$8.17	$9.69	$10.13	$10.52	$9.89

Total Return	(15.37)%	(3.37)%	(0.91)%	8.92%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$153,270	$55,028	$113,380	$89,410	$68,560
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.25%	1.24%	1.15%	1.25%	1.48	% (3)
After Expense Reimbursement	0.99%	0.99%	0.99%	0.99%	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.29%	5.87%	5.15%	6.20%	5.68	% (3)
Portfolio Turnover Rate	250.10%	223.55%	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

101

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,		July 1, 2013 (Commencement of Operations) through October 31, 2013
	2015	2014
Net Asset Value per Share, Beginning of Year	$10.97	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.22	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(1.38)	0.14	0.61

Total from Investment Operations	(1.14)	0.36	0.68

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$9.63	$10.97	$10.68

Total Return	(10.53)%	3.43%	6.80	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$39,739	$53,652	$40,903
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.47%	1.43%	1.72	% (3)
After Expense Reimbursement	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.31%	2.04%	2.06	% (3)
Portfolio Turnover Rate	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

102

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,		July 1, 2013 (Commencement of Operations) through October 31, 2013
	2015	2014
Net Asset Value per Share, Beginning of Year	$10.92	$10.62	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.22	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.37)	0.15	0.56

Total from Investment Operations	(1.13)	0.37	0.62

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$9.59	$10.92	$10.62

Total Return	(10.50)%	3.54%	6.20	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,107	$89	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.15%	48.38%	480.73	% (3)
After Expense Reimbursement	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.38%	2.01%	1.72	% (3)
Portfolio Turnover Rate	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

103

TCW International Growth Fund

Financial Highlights — I Class

	Year Ended October 31,		November 1, 2012 (Commencement of Operations) through October 31, 2013
	2015	2014
Net Asset Value per Share, Beginning of Year	$12.31	$12.04	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.07	0.10	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.65)	0.30	1.99

Total from Investment Operations	(0.58)	0.40	2.04

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.09)	—
Distributions from Net Realized Gain	(1.39)	(0.04)	—

Total Distributions	(1.58)	(0.13)	—

Net Asset Value per Share, End of Year	$10.15	$12.31	$12.04

Total Return	(4.74)%	3.27%	20.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,316	$1,383	$1,341
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.05%	4.95%	7.74%
After Expense Reimbursement	1.04%	1.04%	1.04%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.82%	0.46%
Portfolio Turnover Rate	223.01%	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW International Growth Fund

Financial Highlights — N Class

	Year Ended October 31,		November 1, 2012 (Commencement of Operations) through October 31, 2013
	2015	2014
Net Asset Value per Share, Beginning of Year	$12.27	$12.01	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.03	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0.64)	0.30	1.99

Total from Investment Operations	(0.61)	0.36	2.01

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.06)	—
Distributions from Net Realized Gain	(1.39)	(0.04)	—

Total Distributions	(1.56)	(0.10)	—

Net Asset Value per Share, End of Year	$10.10	$12.27	$12.01

Total Return	(5.03)%	2.92%	20.10%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,173	$1,234	$1,201
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.18%	5.23%	7.99%
After Expense Reimbursement	1.34%	1.34%	1.34%
Ratio of Net Investment Income to Average Net Assets	0.32%	0.52%	0.15%
Portfolio Turnover Rate	223.01%	318.07%	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

105

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,				February 8, 2011 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.72	$8.92	$7.83	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.01	0.01	(0.01)	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	(0.13)	1.55	0.13	(2.28)

Total from Investment Operations	(0.10)	(0.12)	1.54	0.22	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.08)	(0.45)	(0.07)	—

Net Asset Value per Share, End of Year	$8.57	$8.72	$8.92	$7.83	$7.68

Total Return	(1.07)%	(1.39)%	20.77%	2.92%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,274	$19,786	$24,266	$18,354	$12,988
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.67%	1.37%	1.36%	1.32%	1.60	% (3)
After Expense Reimbursement	1.44%	N/A	N/A	N/A	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%	0.12%	(0.17)%	1.16%	(0.69	)% (3)
Portfolio Turnover Rate	243.88%	259.88%	301.86%	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

106

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,				February 8, 2011 (Commencement of Operations) through October 31, 2011
	2015	2014	2013	2012
Net Asset Value per Share, Beginning of Year	$8.72	$8.92	$7.82	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	0.03	0.00 (2)	(0.02)	0.08	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	(0.13)	1.56	0.12	(2.28)

Total from Investment Operations	(0.09)	(0.13)	1.54	0.20	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.07)	(0.44)	(0.06)	—

Net Asset Value per Share, End of Year	$8.58	$8.72	$8.92	$7.82	$7.68

Total Return	(1.03)%	(1.52)%	20.77%	2.75%	(23.20	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,440	$9,437	$11,847	$11,715	$11,192
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.09%	1.75%	1.67%	1.64%	1.94	% (4)
After Expense Reimbursement	1.44%	1.44%	1.44%	1.44%	1.44	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.40%	0.04%	(0.23)%	1.00%	(0.65	)% (4)
Portfolio Turnover Rate	243.88%	259.88%	301.86%	139.84%	86.04	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Developing Markets Equity, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW International Growth Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (six of twenty-three funds comprising TCW Funds, Inc.) as of October 31, 2015, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2015, the results of their operations for the periods then ended, and the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 21, 2015

108

TCW Funds, Inc. Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2015 to October 31, 2015 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$865.60	1.25%	$3.93	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36	(1)

N Class Shares
Actual	$1,000.00	$865.60	1.25%	$3.93	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36	(1)

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$977.70	0.86%	$4.29
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$976.00	1.14%	$5.68
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%	5.80

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TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2015 to October 31, 2015)
TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$904.90	0.99%	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,020.06	0.99%	5.04

N Class Shares
Actual	$1,000.00	$904.80	0.99%	$4.75
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$888.40	1.23%	$5.85
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

N Class Shares
Actual	$1,000.00	$888.00	1.23%	$5.85
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

TCW International Growth Fund
I Class Shares
Actual	$1,000.00	$914.40	1.04%	$5.02
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

N Class Shares
Actual	$1,000.00	$913.20	1.34%	$6.46
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.34%	6.82

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$978.30	1.44%	$7.18
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

N Class Shares
Actual	$1,000.00	$978.30	1.44%	$7.18
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

(1)	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on July 1, 2015 through October 31, 2015, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended October 31, 2015, multiplied by the number of days in the six month period and divided by the number of days in the year.

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TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

At a meeting held on September 21, 2015, the Board, including the Independent Directors, approved the continuation of the Current Agreement with respect to each Fund for an additional one-year term from when it otherwise would expire.

Continuation of the Current Agreement

The Advisor provided materials to the Board in advance of meetings held on September 8, 2015 and September 21, 2015 (the “Current Agreement Materials”) for their evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by counsel to the Independent Directors with respect to these and other relevant matters. The Independent Directors also took into account information received by them during the past year at their regular board meetings. In addition, the Independent Directors met separately with counsel to the Independent Directors to consider the information provided. As a result of those meetings, the Board (including a majority of the Independent Directors voting separately) approved the continuation of the Current Agreement based on the recommendation of the Independent Directors. In deciding to recommend the renewal of the Current Agreement with respect to each Fund, the Independent Directors did not identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

Nature, Extent, and Quality of Services    The Independent Directors considered the general nature, extent, and quality of services provided or expected to be provided to the Funds by the Advisor. The Independent Directors evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large investment management organization where it and its affiliates also serve a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Independent Directors also considered the ability of the Advisor to provide appropriate levels of support and resources to the Funds.

In addition, the Independent Directors took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor provides and is expected to continue to provide substantial expertise and attention as well as resources and infrastructure to the Funds. The Independent Directors considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, noting in particular the Advisor’s recent addition of professionals in various areas over the past several years, including new analysts to the equity research team, and to back office operations, fund administration, and other areas, as well as systems and infrastructure enhancements. The Independent Directors also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds.

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TCW Funds, Inc.

Investment Management and Advisory Agreement Disclosure (Continued)

The Independent Directors concluded that they were satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreements.

Investment Performance    The Independent Directors reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a Report prepared by Broadridge/Lipper, an independent third party consultant, which provided a comparative analysis of the performance of each Fund with the performance of similar funds over one, three, five and ten year periods, as applicable. The Independent Directors noted that investment performance of most of the Funds was generally consistent with or above the median performance of the applicable Lipper peer group during most periods covered in the Report. They noted, however, that the investment performance of the TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW Growth Equities Fund, TCW SMID Cap Growth Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund and TCW International Small Cap Fund were each in the fourth or fifth quintile of the applicable Lipper peer group for one or more periods covered in the Report. The Independent Directors noted the recent underperformance of these Funds and reviewed the actions taken by the Advisor to address such underperformance. The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability    The Independent Directors considered information in the materials prepared by Lipper and the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Independent Directors noted that the investment advisory fees charged by the Advisor to many of the Funds were near or below the medians of their respective Lipper peer groups. They also noted, however, that the investment advisory fees of the TCW Total Return Bond Fund, TCW Select Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Growth Equities Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund and TCW Conservative Allocation Fund were above the medians of their respective Lipper peer groups. The Independent Directors reviewed the related materials prepared the Advisor. The Independent Directors also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Independent Directors noted that the total expenses of the Funds are near or below median expenses of the other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels, that the Advisor had entered into contractual expense limitation agreements with respect to certain Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Independent Directors also considered the costs of services to be provided to the Funds by the Advisor and profits to be realized by the Advisor and its affiliates from their relationship with the Funds. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other

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TCW Funds, Inc.

profitability methodologies might also be reasonable, the Independent Directors concluded that the profits of the Advisor from its relationship with the Funds were reasonable. Based on these various considerations, the Independent Directors concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale    The Independent Directors considered the potential of the Advisor and the Funds to achieve economies of scale as the Funds’ portfolios grow in size. The Independent Directors noted that the Advisor has agreed to contractual expense limitation agreements, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Independent Directors were satisfied with the explanation for Funds with total expense ratios exceeding their peer group medians, such as the small size of the Fund or an expense ratio relatively near the median level. The Independent Directors also received information about the extent to which the Advisor has shared economies of scale through the reinvestment of profits into the advisory business of the Advisor and its affiliates, which benefits the Funds. The Independent Directors also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Independent Directors concluded that the current fee arrangements were appropriate given the current size and structure of the Funds and adequately reflected any economies of scale.

Ancillary Benefits    The Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

Conclusions    Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Current Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by the Fund, and that the renewal of the Current Agreement was in the best interests of each Fund and its shareholders.

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TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2015:

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund TCW Emerging Markets Multi-Asset Opportunities Fund	$2 378
TCW International Growth Fund	40
TCW International Small Cap Fund	241

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Qualified Received Deductions
TCW International Growth Fund TCW International Small Cap Fund	2.25% 0.14%

The following Funds paid foreign taxes during the year ended October 31, 2015, that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund TCW Emerging Markets Multi-Asset Opportunities Fund	$2 68
TCW International Growth Fund	6
TCW International Small Cap Fund	31

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2016, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of ten directors is responsible for overseeing the operations of the Company, which consists of 23 funds at October 31, 2015. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (1953) Chairman	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (foundation); UniHealth Foundation (charitable foundation); Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Janet E. Kerr (1954)	Indefinite term; Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Professor Emeritus and Founder of Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer); Tilly’s (a retailer of apparel and accessories); TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-Founder, Managing Partner and CIO, Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REIT (real estate investments); Metropolitan West Funds (mutual funds with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation.	Causeway Capital Management Trust (mutual fund with 5 series); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund with 9 series); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund with 4 series).

(1)	The address of each Independent Director is c/o Morgan, Lewis, & Bockius LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.

Executive Vice President and Chief Operating Officer, the Advisor, The

TCW Group, Inc., Trust Company of the West and TCW Asset Management

Company; President and Chief Executive Officer, the Company, TCW Alternative Funds and TCW Strategic Income Fund, Inc.

TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth (2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (1955)	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West, TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary, TCW Strategic Income Fund, Inc., TCW Alternative Funds and Metropolitan West Funds. Previously, Partner and Chair of the Debt Finance Practice Group, Ir ell & Manella (law firm) (1999 – January 2013).

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address (2)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer	Managing Director, Global Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Chief Compliance Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds. Previously, Managing Director of New York Life Investment Management Company and Chief Compliance Officer of MainStay Group of Funds.
Richard Villa (1964)	Treasurer and Chief Financial Officer	Managing Director and Chief Financial Officer, the Advisor, The TCW Group, Inc., Trust Company of the West; TCW Asset Management Company and Metropolitan West Asset Management; Treasurer and Chief Financial Officer, TCW Strategic Income Fund, Inc. and TCW Alternative Funds.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
(2)	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is the Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President and Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

120

TCW Funds, Inc.
865 South Figueroa StreetLos Angeles, California 90017
800 FUND TCW(800 386 3829)
www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company865 South Figueroa StreetLos Angeles, California 90017
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC615 E. Michigan StreetMilwaukee, Wisconsin 53202
INDEPENDENT REGISTERED PUBLICACCOUNTING FIRM
Deloitte & Touche, LLP555 West 5th StreetLos Angeles, California 90013
CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust CompanyOne Lincoln StreetBoston, Massachusetts 02111
DISTRIBUTOR
TCW Funds Distributors865 South Figueroa StreetLos Angeles, California 90017
Directors
Patrick C. HadenDirector and Chairman of the Board
Samuel P. BellDirector
David S. DeVitoDirector
John A. GavinDirector
Janet E. KerrDirector
Peter McMillanDirector
Charles A. ParkerDirector
Victoria B. RogersDirector
Marc I. SternDirector
Andrew TaricaDirector
Officers
David S. DeVitoPresident and Chief Executive Officer
Meredith S. JacksonSenior Vice President,General Counsel and Secretary
Richard M. VillaTreasurer and Chief Financial Officer
Jeffrey A. EngelsmanChief Compliance Officer
Peter A. BrownSenior Vice President
Patrick W. DennisAssistant Secretary
George N. WinnAssistant Treasurer
TCW FUNDS
EQUITY FUNDS
TCW Concentrated Value Fund
TCW Global Real Estate Fund
TCW Growth Equities Fund
TCW High Dividend Equities Fund
TCW Relative Value Dividend Appreciation Fund
TCW Relative Value Large Cap Fund
TCW Relative Value Mid Cap Fund
TCW Select Equities Fund
TCW Small Cap Growth Fund
TCW SMID Cap Growth Fund
TCW ALLOCATION FUND
TCW Conservative Allocation Fund
FIXED INCOME FUNDS
TCW Core Fixed Income Fund
TCW Enhanced Commodity Strategy Fund
TCW Global Bond Fund
TCW High Yield Bond Fund
TCW Short Term Bond Fund
TCW Total Return Bond Fund
INTERNATIONAL FUNDS
TCW Developing Markets Equity Fund
TCW Emerging Markets Income Fund
TCW Emerging Markets Local Currency Income Fund
TCW Emerging Markets Multi-Asset Opportunities Fund
TCW International Growth Fund
TCW International Small Cap Fund
FUNDarINT1015

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2015	2014
$625,175	$571,929

(b) Audit-Related Fees

For the fiscal years October 31, 2015 and October 31, 2014, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2015	2014
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2015 and October 31, 2015, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2015	2014
$127,400	$110,250

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d)	All Other Fees

For the fiscal years ended October 31, 2015 and October 31, 2014, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2015	2014
$0	$0

(e) (1) The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal years ended October 31, 2015 and October 31, 2015, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2015	2014
$127,400	$110,250

For the twelve month periods ended October 31, 2015 and October 31, 2014, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to Registrant’s procedures by which shareholders may recommend nominees to Registrant’s Board.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Executive Officer

Date	December 28, 2015

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Chief Financial Officer

Date	December 28, 2015